As filed with the Securities and Exchange Commission on April 25, 2013

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 8	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 9	☒

(Check appropriate box or boxes.)

TIAA Separate Account VA-3

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Stewart P. Greene, Esquire	Stephen E. Roth, Esquire
Teachers Insurance and Annuity	Sutherland Asbill & Brennan LLP
Association of America	700 Sixth Street, N.W., Suite 700
730 Third Avenue	Washington, DC 20001-3980
New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☒	on May 1, 2013, pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:	Interests in a separate account funding variable annuity contracts.

PROSPECTUS — LEVEL 1

MAY 1, 2013

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2013. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■TIAA-CREF Bond Fund	•Lifecycle 2015 Fund
■TIAA-CREF Bond Index Fund	•Lifecycle 2020 Fund
■TIAA-CREF Bond Plus Fund	•Lifecycle 2025 Fund
■TIAA-CREF Emerging Markets Equity Fund	•Lifecycle 2030 Fund
■TIAA-CREF Emerging Markets Equity Index Fund	•Lifecycle 2035 Fund
■TIAA-CREF Equity Index Fund	•Lifecycle 2040 Fund
■TIAA-CREF Growth & Income Fund	•Lifecycle 2045 Fund
■TIAA-CREF High-Yield Fund	•Lifecycle 2050 Fund
■TIAA-CREF Inflation-Linked Bond Fund	•Lifecycle 2055 Fund
■TIAA-CREF International Equity Fund	■TIAA-CREF Mid-Cap Growth Fund
■TIAA-CREF International Equity Index Fund	■TIAA-CREF Mid-Cap Value Fund
■TIAA-CREF Large-Cap Growth Fund	■TIAA-CREF Money Market Fund
■TIAA-CREF Large-Cap Growth Index Fund	■TIAA-CREF Real Estate Securities Fund
■TIAA-CREF Large-Cap Value Fund	■TIAA-CREF S&P 500 Index Fund
■TIAA-CREF Large-Cap Value Index Fund	■TIAA-CREF Short-Term Bond Fund
■TIAA-CREF Lifecycle Funds	■TIAA-CREF Small-Cap Blend Index Fund
•Lifecycle Retirement Income Fund	■TIAA-CREF Small-Cap Equity Fund
•Lifecycle 2010 Fund	■TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

■American Funds EuroPacific Growth Fund (Class R-5)

■American Funds Washington Mutual Investors Fund (Class R-5)

■DFA Emerging Markets Portfolio (Institutional Class)

■Dodge & Cox International Stock Fund

■T. Rowe Price® Institutional Large-Cap Growth Fund

■Vanguard Emerging Markets Stock Index Fund (Signal Shares)

■Vanguard Explorer Fund (Investor Shares)

■Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■Vanguard Selected Value Fund (Investor Shares)

■Vanguard Small-Cap Value Index Fund (Investor Shares)

■Vanguard Wellington Fund (Investor Shares)

■Western Asset Core Plus Bond Fund (Class I)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Large-Cap Value Index Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and 2055 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Signal Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

TIAA Access ■ Prospectus	7

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.05%
Total separate account annual charges	2.00%	0.10%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

8	Prospectus ■ TIAA Access

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.07%	1.61%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2013 to February 28, 2014)‡	0.07%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.05%	—	0.15%	0.02%	0.13%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.14%	—	0.99%	0.04%	0.95%
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.24%	—	0.38%	0.13%	0.25%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Growth & Income Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF High-Yield Fund[1,2]	0.35%	—	0.04%	—	0.39%	—	0.39%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF International Equity Fund[1,2]	0.49%	—	0.03%	—	0.52%	—	0.52%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Large-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Large-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.12%	0.39%	0.61%	0.22%	0.39%
• Lifecycle 2010 Fund[3]	0.10%	—	0.04%	0.41%	0.55%	0.14%	0.41%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.42%	0.55%	0.13%	0.42%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.46%	0.59%	0.13%	0.46%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.47%	0.60%	0.13%	0.47%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.48%	0.61%	0.13%	0.48%
• Lifecycle 2040 Fund[3]	0.10%	—	0.03%	0.49%	0.62%	0.13%	0.49%
• Lifecycle 2045 Fund[3]	0.10%	—	0.07%	0.49%	0.66%	0.17%	0.49%
• Lifecycle 2050 Fund[3]	0.10%	—	0.11%	0.49%	0.70%	0.21%	0.49%
• Lifecycle 2055 Fund[3]	0.10%	—	1.02%	0.49%	1.61%	1.12%	0.49%
TIAA-CREF Mid-Cap Growth Fund[1]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Mid-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.04%	—	0.54%	—	0.54%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.06%	—	0.31%	0.01%	0.30%
TIAA-CREF Small-Cap Blend Index Fund[1,2]	0.04%	—	0.04%	0.07%	0.15%	—	0.15%
TIAA-CREF Small-Cap Equity Fund[1,2]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.04%	—	0.19%	—	0.19%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.13%	—	0.55%	—	0.55%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.11%	—	0.61%	—	0.61%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Emerging Markets Stock Index Fund (Signal Shares)	0.10%	—	0.08%	—	0.18%	—	0.18%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.16%	—	0.04%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.36%	—	0.02%	—	0.38%	—	0.38%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.20%	—	0.04%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.23%	—	0.02%	—	0.25%	—	0.25%
Western Asset Core Plus Bond Fund (Class I)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Blend Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2014, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2013. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2013 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[5]

With respect to the Class I shares, the Fund may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Class I shares, the expenses of the share class may increase.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the

12	Prospectus ■ TIAA Access

funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$175	$543	$935	$2,032
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$17	$55	$96	$217

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with

TIAA Access ■ Prospectus	13

the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the

14	Prospectus ■ TIAA Access

investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.9 million people and approximately 15,000 institutions as of December 31, 2012, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2012, TIAA’s total statutory admitted assets were approximately $237 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $502 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

TIAA Access ■ Prospectus	15

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 47 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting

16	Prospectus ■ TIAA Access

of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are

TIAA Access ■ Prospectus	19

adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA Access ■ Prospectus	21

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Signal Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5-10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

22	Prospectus ■ TIAA Access

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the fund. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as measured by the fund’s subadvisers (generally, this range is 2.5 - 7 years).

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services

TIAA Access ■ Prospectus	23

to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Signal Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

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These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•	Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from

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these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request

26	Prospectus ■ TIAA Access

is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may

TIAA Access ■ Prospectus	27

also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

28	Prospectus ■ TIAA Access

ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any

30	Prospectus ■ TIAA Access

investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA

TIAA Access ■ Prospectus	31

Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an  IRA.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash

32	Prospectus ■ TIAA Access

withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money

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is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

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effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

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•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but

36	Prospectus ■ TIAA Access

once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan,

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tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not currently available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change

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method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity

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period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

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PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a

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death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed

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2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0% to 3.5%, depending on the state.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $17,500 per year ($23,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $20,500 per year in a 403(b) plan ($26,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $17,500 ($23,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2013; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the

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contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. The constitutionality of DOMA is currently under review by the U.S. Supreme Court. Therefore, it is currently uncertain as to whether spousal continuation provisions in this contract will be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

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Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received (in good order) at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial

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Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $1,181,101, $743,253, and $414,543 in fees to Services for fiscal years 2012, 2011 and 2010, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Unclaimed Property: Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

TIAA Access ■ Prospectus	51

TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

52	Prospectus ■ TIAA Access

APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

TIAA Access ■ Prospectus	53

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Bond Sub-Account
2012		512	$32.06 to $32.99	$34.16 to $35.38
2011		468	$30.26 to $30.94	$32.06 to $32.99
2010		335	$28.51 to $28.97	$30.26 to $30.94
2009		146	$26.98 to $27.26	$28.51 to $28.97
2008		6	$26.41 to $26.55	$26.98 to $27.26
2007	(j)	0.2	$25.00	$26.41 to $26.55

TIAA-CREF Bond Index Sub-Account
2012		289	$26.32 to $26.44	$27.20 to $27.49
2011	(k)	143	$25.00	$26.32 to $26.44

TIAA-CREF Bond Plus Sub-Account
2012		1,083	$31.54 to $32.46	$33.96 to $35.17
2011		704	$29.74 to $30.41	$31.54 to $32.46
2010		397	$27.62 to $28.07	$29.74 to $30.41
2009		153	$25.23 to $25.49	$27.62 to $28.07
2008		8	$26.05 to $26.18	$25.23 to $25.49
2007	(j)	1	$25.00	$26.05 to $26.18

TIAA-CREF Emerging Markets Equity Sub-Account
2012		23	$18.83 to $18.91	$22.52 to $22.76
2011	(k)	1	$25.00	$18.83 to $18.91

TIAA-CREF Emerging Markets Equity Index Sub-Account
2012		16	$19.15 to $19.23	$22.54 to $22.79
2011	(k)	9	$25.00	$19.15 to $19.23

TIAA-CREF Equity Index Sub-Account
2012		1,256	$23.63 to $24.31	$27.28 to $28.26
2011		1,022	$23.57 to $24.10	$23.63 to $24.31
2010		920	$20.32 to $20.65	$23.57 to $24.10
2009		848	$15.96 to $16.13	$20.32 to $20.65
2008		14	$25.62 to $25.75	$15.96 to $16.13
2007	(j)	5	$25.00	$25.62 to $25.75

54	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Growth & Income Sub-Account
2012		3,894	$27.25 to $28.04	$31.48 to $32.61
2011		2,730	$26.66 to $27.26	$27.25 to $28.04
2010		2,266	$23.73 to $24.12	$26.66 to $27.26
2009		1,891	$18.84 to $19.04	$23.73 to $24.12
2008		527	$29.20 to $29.34	$18.84 to $19.04
2007	(j)	108	$25.00	$29.20 to $29.34

TIAA-CREF High-Yield Sub-Account
2012		189	$25.08 to $35.35	$28.47 to $40.40
2011		104	$32.99 to $33.34	$25.08 to $35.35
2010		55	$28.91 to $29.12	$32.99 to $33.34
2009		30	$20.47 to $20.57	$28.91 to $29.12
2008		4	$25.48 to $25.60	$20.47 to $20.57
2007	(j)	0.3	$25.00	$25.48 to $25.60

TIAA-CREF Inflation-Linked Bond Sub-Account
2012		204	$34.68 to $35.68	$36.66 to $37.97
2011		151	$30.82 to $31.52	$34.68 to $35.68
2010		82	$29.27 to $29.75	$30.82 to $31.52
2009		46	$26.93 to $27.21	$29.27 to $29.75
2008		9	$27.58 to $27.72	$26.93 to $27.21
2007	(j)	0.2	$25.00	$27.58 to $27.72

TIAA-CREF International Equity Sub-Account
2012		6,979	$17.08 to $17.58	$22.26 to $23.06
2011		5,603	$22.51 to $23.01	$17.08 to $17.58
2010		4,310	$18.90 to $19.21	$22.51 to $23.01
2009		2,729	$14.43 to $14.59	$18.90 to $19.21
2008		1,461	$28.84 to $28.98	$14.43 to $14.59
2007	(j)	901	$25.00	$28.84 to $28.98

TIAA-CREF International Equity Index Sub-Account
2012		6,816	$19.00 to $19.87	$22.53 to $23.48
2011		4,444	$21.72 to $21.94	$19.00 to $19.87
2010		3,305	$20.27 to $20.42	$21.72 to $21.94
2009		2,119	$15.72 to $15.79	$20.27 to $20.42
2008		948	$27.23 to $27.37	$15.72 to $15.79
2007	(j)	304	$25.00	$27.23 to $27.37

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Large-Cap Growth Sub-Account
2012		747	$26.39 to $27.16	$30.64 to $31.73
2011		585	$26.16 to $26.75	$26.39 to $27.16
2010		365	$23.30 to $23.67	$26.16 to $26.75
2009		202	$17.39 to $17.58	$23.30 to $23.67
2008		26	$29.72 to $29.87	$17.39 to $17.58
2007	(j)	8	$25.00	$29.72 to $29.87

TIAA-CREF Large-Cap Growth Index Sub-Account
2012		1,143	$23.35 to $27.22	$26.70 to $31.33
2011		906	$26.29 to $26.56	$23.35 to $27.22
2010		846	$22.67 to $22.83	$26.29 to $26.56
2009		696	$16.60 to $16.68	$22.67 to $22.83
2008		511	$27.03 to $27.17	$16.60 to $16.68
2007	(j)	144	$25.00	$27.03 to $27.17

TIAA-CREF Large-Cap Value Sub-Account
2012		6,556	$20.77 to $21.38	$24.68 to $25.56
2011		4,750	$22.19 to $22.69	$20.77 to $21.38
2010		3,490	$18.92 to $19.23	$22.19 to $22.69
2009		1,623	$14.57 to $14.72	$18.92 to $19.23
2008		572	$24.41 to $24.54	$14.57 to $14.72
2007	(j)	186	$25.00	$24.41 to $24.54

TIAA-CREF Large-Cap Value Index Sub-Account
2012		1,823	$21.09 to $22.89	$24.64 to $26.67
2011		1,238	$21.12 to $21.34	$21.09 to $22.89
2010		974	$18.39 to $18.52	$21.12 to $21.34
2009		777	$15.43 to $15.50	$18.39 to $18.52
2008		468	$24.47 to $24.60	$15.43 to $15.50
2007	(j)	71	$25.00	$24.47 to $24.60

TIAA-CREF Lifecycle Retirement Income Sub-Account
2012		528	$27.03 to $27.63	$29.92 to $30.78
2011		400	$26.50 to $26.91	$27.03 to $27.63
2010		213	$24.13 to $24.35	$26.50 to $26.91
2009		62	$20.90 to $20.98	$24.13 to $24.35
2008	(l)	1	$25.00	$20.90 to $20.98

56	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2010 Sub-Account
2012		1,779	$27.19 to $27.98	$30.40 to $31.49
2011		1,403	$26.94 to $27.54	$27.19 to $27.98
2010		1,179	$24.27 to $24.67	$26.94 to $27.54
2009		835	$20.46 to $20.68	$24.27 to $24.67
2008		479	$26.90 to $27.04	$20.46 to $20.68
2007	(j)	222	$25.00	$26.90 to $27.04

TIAA-CREF Lifecycle 2015 Sub-Account
2012		2,819	$26.38 to $27.15	$29.71 to $30.78
2011		2,190	$26.39 to $26.98	$26.38 to $27.15
2010		1,480	$23.60 to $23.98	$26.39 to $26.98
2009		965	$19.56 to $19.77	$23.60 to $23.98
2008		371	$26.92 to $27.06	$19.56 to $19.77
2007	(j)	187	$25.00	$26.92 to $27.06

TIAA-CREF Lifecycle 2020 Sub-Account
2012		3,733	$25.38 to $26.12	$28.88 to $29.91
2011		2,503	$25.65 to $26.22	$25.38 to $26.12
2010		1,523	$22.78 to $23.15	$25.65 to $26.22
2009		910	$18.61 to $18.81	$22.78 to $23.15
2008		353	$26.83 to $26.96	$18.61 to $18.81
2007	(j)	86	$25.00	$26.83 to $26.96

TIAA-CREF Lifecycle 2025 Sub-Account
2012		3,847	$24.48 to $25.20	$28.09 to $29.10
2011		2,546	$24.99 to $25.55	$24.48 to $25.20
2010		1,600	$22.10 to $22.45	$24.99 to $25.55
2009		1,004	$17.76 to $17.94	$22.10 to $22.45
2008		317	$26.82 to $26.96	$17.76 to $17.94
2007	(j)	102	$25.00	$26.82 to $26.96

TIAA-CREF Lifecycle 2030 Sub-Account
2012		3,757	$23.57 to $24.26	$27.26 to $28.24
2011		2,598	$24.32 to $24.86	$23.57 to $24.26
2010		1,633	$21.36 to $21.70	$24.32 to $24.86
2009		897	$16.95 to $17.13	$21.36 to $21.70
2008		327	$26.85 to $26.98	$16.95 to $17.13
2007	(j)	73	$25.00	$26.85 to $26.98

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2035 Sub-Account
2012		3,629	$23.15 to $23.82	$26.96 to $27.92
2011		2,450	$24.14 to $24.68	$23.15 to $23.82
2010		1,508	$21.10 to $21.45	$24.14 to $24.68
2009		836	$16.53 to $16.71	$21.10 to $21.45
2008		285	$26.89 to $27.02	$16.53 to $16.71
2007	(j)	50	$25.00	$26.89 to $27.02

TIAA-CREF Lifecycle 2040 Sub-Account
2012		4,564	$23.23 to $23.90	$27.09 to $28.06
2011		3,193	$24.27 to $24.82	$23.23 to $23.90
2010		2,106	$21.19 to $21.53	$24.27 to $24.82
2009		1,237	$16.60 to $16.77	$21.19 to $21.53
2008		421	$26.95 to $27.08	$16.60 to $16.77
2007	(j)	98	$25.00	$26.95 to $27.08

TIAA-CREF Lifecycle 2045 Sub-Account
2012		1,801	$22.46 to $22.96	$26.21 to $26.96
2011		971	$23.48 to $23.85	$22.46 to $22.96
2010		367	$20.51 to $20.70	$23.48 to $23.85
2009		106	$16.07 to $16.13	$20.51 to $20.70
2008	(l)	2	$25.00	$16.07 to $16.13

TIAA-CREF Lifecycle 2050 Sub-Account
2012		1,220	$22.23 to $22.72	$25.93 to $26.68
2011		626	$23.22 to $23.58	$22.23 to $22.72
2010		245	$20.30 to $20.48	$23.22 to $23.58
2009		80	$15.93 to $15.99	$20.30 to $20.48
2008	(l)	1	$25.00	$15.93 to $15.99

TIAA-CREF Lifecycle 2055 Sub-Account
2012	(m)	0.5	$24.64	$25.99 to $26.05

TIAA-CREF Mid-Cap Growth Sub-Account
2012		2,959	$26.59 to $27.37	$31.13 to $32.25
2011		2,707	$28.27 to $28.91	$26.59 to $27.37
2010		2,332	$22.17 to $22.53	$28.27 to $28.91
2009		1,346	$15.21 to $15.37	$22.17 to $22.53
2008		290	$28.51 to $28.65	$15.21 to $15.37
2007	(j)	133	$25.00	$28.51 to $28.65

58	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Mid-Cap Value Sub-Account
2012		9,067	$24.11 to $24.81	$27.90 to $28.90
2011		7,560	$24.83 to $25.39	$24.11 to $24.81
2010		5,860	$20.65 to $20.98	$24.83 to $25.39
2009		3,526	$15.14 to $15.31	$20.65 to $20.98
2008		1,517	$25.69 to $25.82	$15.14 to $15.31
2007	(j)	328	$25.00	$25.69 to $25.82

TIAA-CREF Money Market Sub-Account
2012		151	$26.12 to $26.88	$25.93 to $26.86
2011		132	$26.30 to $26.89	$26.12 to $26.88
2010		88	$26.48 to $26.90	$26.30 to $26.89
2009		66	$26.55 to $26.83	$26.48 to $26.90
2008		48	$26.02 to $26.15	$26.55 to $26.83
2007	(j)	0.2	$25.00	$26.02 to $26.15

TIAA-CREF Real Estate Securities Sub-Account
2012		1,803	$19.73 to $20.31	$23.41 to $24.25
2011		1,228	$18.59 to $19.00	$19.73 to $20.31
2010		800	$14.29 to $14.52	$18.59 to $19.00
2009		290	$11.55 to $11.67	$14.29 to $14.52
2008		36	$18.95 to $19.05	$11.55 to $11.67
2007	(j)	3	$25.00	$18.95 to $19.05

TIAA-CREF S&P 500 Index Sub-Account
2012		1,817	$23.32 to $24.06	$26.84 to $27.87
2011		1,132	$23.37 to $23.61	$23.32 to $24.06
2010		979	$20.43 to $20.58	$23.37 to $23.61
2009		860	$16.23 to $16.31	$20.43 to $20.58
2008		478	$25.78 to $25.91	$16.23 to $16.31
2007	(j)	103	$25.00	$25.78 to $25.91

TIAA-CREF Short-Term Bond Sub-Account
2012		358	$25.25 to $30.39	$26.00 to $31.49
2011		337	$29.34 to $29.65	$25.25 to $30.39
2010		260	$28.13 to $28.34	$29.34 to $29.65
2009		154	$26.73 to $26.86	$28.13 to $28.34
2008		79	$26.12 to $26.25	$26.73 to $26.86
2007	(j)	47	$25.00	$26.12 to $26.25

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest		Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Small-Cap Blend Index Sub-Account
2012		3,445	$23.91 to $24.60		$27.67 to $28.66
2011		2,658	$25.12 to $25.69		$23.91 to $24.60
2010		2,577	$19.97 to $20.29		$25.12 to $25.69
2009		1,575	$15.86 to $16.03		$19.97 to $20.29
2008		20	$24.06 to $24.18		$15.86 to $16.03
2007	(j)	3	$25.00		$24.06 to $24.18

TIAA-CREF Small-Cap Equity Sub-Account
2012		3,401	$23.21 to $23.88		$26.27 to $27.22
2011		2,779	$24.33 to $24.88		$23.21 to $23.88
2010		1,771	$19.23 to $19.54		$24.33 to $24.88
2009		772	$15.26 to $15.43		$19.23 to $19.54
2008		413	$22.88 to $22.99		$15.26 to $15.43
2007	(j)	91	$25.00		$22.88 to $22.99

TIAA-CREF Social Choice Equity Sub-Account
2012		807	$23.94 to $24.64		$27.10 to $28.07
2011		707	$24.13 to $24.68		$23.94 to $24.64
2010		578	$20.98 to $21.32		$24.13 to $24.68
2009		345	$15.97 to $16.14		$20.98 to $21.32
2008		131	$25.21 to $25.33		$15.97 to $16.14
2007	(j)	30	$25.00		$25.21 to $25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2012		2,167	$22.86 to $23.19		$26.58 to $27.70
2011		1,980	$26.50 to $26.78		$22.86 to $23.19
2010		1,776	$24.27 to $24.45		$26.50 to $26.78
2009		1,349	$17.47 to $17.56		$24.27 to $24.45
2008		671	$29.44 to $29.51		$17.47 to $17.56
2007	(n)	0.1	$27.31 to $27.34	(i)	$29.44 to $29.51	(h)

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2012		998	$24.40 to $24.74		$25.72 to $27.88
2011		552	$22.84 to $23.08		$24.40 to $24.74
2010		219	$20.19 to $20.34		$22.84 to $23.08
2009		179	$16.99 to $17.07		$20.19 to $20.34
2008		46	$25.47 to $25.52		$16.99 to $17.07
2007	(n)	0.1	$26.29 to $26.33	(i)	$25.47 to $25.52	(g)

60	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2012		143	$19.49 to $19.57	$23.05 to $23.30
2011	(k)	50	$25.00	$19.49 to $19.57

Dodge & Cox International Stock Fund Sub-Account
2012		181	$19.24 to $19.32	$23.11 to $23.36
2011	(k)	8	$25.00	$19.24 to $19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2012		811	$22.75 to $27.56	$26.54 to $32.37
2011		567	$27.69 to $27.98	$22.75 to $27.56
2010		489	$23.92 to $24.10	$27.69 to $27.98
2009		516	$15.67 to $15.74	$23.92 to $24.10
2008		150	$26.55 to $26.68	$15.67 to $15.74
2007	(j)	68	$25.00	$26.55 to $26.68

Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
2012		99	$19.22 to $19.31	$22.66 to $22.91
2011	(k)	7	$25.00	$19.22 to $19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2012		178	$21.77 to $21.86	$24.82 to $25.09
2011	(k)	59	$25.00	$21.77 to $21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2012		34	$26.95 to $27.07	$27.46 to $27.76
2011	(k)	24	$25.00	$26.95 to $27.07

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2012		204	$22.90 to $22.99	$26.19 to $26.47
2011	(k)	8	$25.00	$22.90 to $22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2012		186	$21.95 to $22.04	$25.82 to $26.11
2011	(k)	35	$25.00	$21.95 to $22.04

Vanguard Wellington Fund (Investor Shares) Sub-Account
2012		500	$24.11 to $24.22	$26.94 to $27.24
2011	(k)	51	$25.00	$24.11 to $24.22

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
Western Asset Core Plus Bond Fund (Class I) Sub-Account
2012		1,239	$25.83 to $34.68	$27.80 to $37.56
2011		930	$32.19 to $32.53	$25.83 to $34.68
2010		645	$28.88 to $29.09	$32.19 to $32.53
2009		393	$23.02 to $23.13	$28.88 to $29.09
2008		168	$25.51 to $25.64	$23.02 to $23.13
2007	(j)	53	$25.00	$25.51 to $25.64

(g)	The Accumulation Unit Value changed from $25.40 to $25.52.
(h)	The Accumulation Unit Value changed from $29.36 to $29.51.
(i)	The Accumulation Unit Value changed from $25.00.
(j)	Sub-Account commenced operations February 1, 2007.
(k)	Sub-Account commenced operations May 1, 2011.
(l)	Sub-Account commenced operations May 1, 2008.
(m)	Sub-Account commenced operations August 10, 2012.
(n)	Sub-Account commenced operations August 8, 2007.

62	Prospectus ■ TIAA Access

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PROSPECTUS — LEVEL 2

MAY 1, 2013

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2013. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■TIAA-CREF Bond Fund	•Lifecycle 2015 Fund
■TIAA-CREF Bond Index Fund	•Lifecycle 2020 Fund
■TIAA-CREF Bond Plus Fund	•Lifecycle 2025 Fund
■TIAA-CREF Emerging Markets Equity Fund	•Lifecycle 2030 Fund
■TIAA-CREF Emerging Markets Equity Index Fund	•Lifecycle 2035 Fund
■TIAA-CREF Equity Index Fund	•Lifecycle 2040 Fund
■TIAA-CREF Growth & Income Fund	•Lifecycle 2045 Fund
■TIAA-CREF High-Yield Fund	•Lifecycle 2050 Fund
■TIAA-CREF Inflation-Linked Bond Fund	•Lifecycle 2055 Fund
■TIAA-CREF International Equity Fund	■TIAA-CREF Mid-Cap Growth Fund
■TIAA-CREF International Equity Index Fund	■TIAA-CREF Mid-Cap Value Fund
■TIAA-CREF Large-Cap Growth Fund	■TIAA-CREF Money Market Fund
■TIAA-CREF Large-Cap Growth Index Fund	■TIAA-CREF Real Estate Securities Fund
■TIAA-CREF Large-Cap Value Fund	■TIAA-CREF S&P 500 Index Fund
■TIAA-CREF Large-Cap Value Index Fund	■TIAA-CREF Short-Term Bond Fund
■TIAA-CREF Lifecycle Funds	■TIAA-CREF Small-Cap Blend Index Fund
•Lifecycle Retirement Income Fund	■TIAA-CREF Small-Cap Equity Fund
•Lifecycle 2010 Fund	■TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

■American Funds EuroPacific Growth Fund (Class R-5)

■American Funds Washington Mutual Investors Fund (Class R-5)

■DFA Emerging Markets Portfolio (Institutional Class)

■Dodge & Cox International Stock Fund

■T. Rowe Price® Institutional Large-Cap Growth Fund

■Vanguard Emerging Markets Stock Index Fund (Signal Shares)

■Vanguard Explorer Fund (Investor Shares)

■Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■Vanguard Selected Value Fund (Investor Shares)

■Vanguard Small-Cap Value Index Fund (Investor Shares)

■Vanguard Wellington Fund (Investor Shares)

■Western Asset Core Plus Bond Fund (Class I)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.
Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Large-Cap Value Index Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and 2055 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Signal Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

TIAA Access ■ Prospectus	7

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.25%
Total separate account annual charges	2.00%	0.30%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

8	Prospectus ■ TIAA Access

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.07%	1.61%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2013 to February 28, 2014)‡	0.07%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.05%	—	0.15%	0.02%	0.13%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.14%	—	0.99%	0.04%	0.95%
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.24%	—	0.38%	0.13%	0.25%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Growth & Income Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF High-Yield Fund[1,2]	0.35%	—	0.04%	—	0.39%	—	0.39%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF International Equity Fund[1,2]	0.49%	—	0.03%	—	0.52%	—	0.52%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Large-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Large-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.12%	0.39%	0.61%	0.22%	0.39%
• Lifecycle 2010 Fund[3]	0.10%	—	0.04%	0.41%	0.55%	0.14%	0.41%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.42%	0.55%	0.13%	0.42%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.46%	0.59%	0.13%	0.46%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.47%	0.60%	0.13%	0.47%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.48%	0.61%	0.13%	0.48%
• Lifecycle 2040 Fund[3]	0.10%	—	0.03%	0.49%	0.62%	0.13%	0.49%
• Lifecycle 2045 Fund[3]	0.10%	—	0.07%	0.49%	0.66%	0.17%	0.49%
• Lifecycle 2050 Fund[3]	0.10%	—	0.11%	0.49%	0.70%	0.21%	0.49%
• Lifecycle 2055 Fund[3]	0.10%	—	1.02%	0.49%	1.61%	1.12%	0.49%
TIAA-CREF Mid-Cap Growth Fund[1]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Mid-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.04%	—	0.54%	—	0.54%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.06%	—	0.31%	0.01%	0.30%
TIAA-CREF Small-Cap Blend Index Fund[1,2]	0.04%	—	0.04%	0.07%	0.15%	—	0.15%
TIAA-CREF Small-Cap Equity Fund[1,2]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.04%	—	0.19%	—	0.19%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.13%	—	0.55%	—	0.55%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.11%	—	0.61%	—	0.61%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Emerging Markets Stock Index Fund (Signal Shares)	0.10%	—	0.08%	—	0.18%	—	0.18%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.16%	—	0.04%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.36%	—	0.02%	—	0.38%	—	0.38%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.20%	—	0.04%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.23%	—	0.02%	—	0.25%	—	0.25%
Western Asset Core Plus Bond Fund (Class I)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Blend Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2014, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2013. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2013 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[5]

With respect to the Class I shares, the Fund may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Class I shares, the expenses of the share class may increase.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the

12	Prospectus ■ TIAA Access

funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$196	$605	$1,040	$2,249
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$38	$119	$208	$469

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with

TIAA Access ■ Prospectus	13

the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the

14	Prospectus ■ TIAA Access

investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.9 million people and approximately 15,000 institutions as of December 31, 2012, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2012, TIAA’s total statutory admitted assets were approximately $237 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $502 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

TIAA Access ■ Prospectus	15

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 47 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting

16	Prospectus ■ TIAA Access

of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are

TIAA Access ■ Prospectus	19

adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

TIAA Access ■ Prospectus	21

TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Signal Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5-10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

22	Prospectus ■ TIAA Access

Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the fund. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as measured by the fund’s subadvisers (generally, this range is 2.5 - 7 years).

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services

TIAA Access ■ Prospectus	23

to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Signal Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

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These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•	Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from

TIAA Access ■ Prospectus	25

these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request

26	Prospectus ■ TIAA Access

is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may

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also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any

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investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA

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Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an  IRA.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash

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withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money

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is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

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effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

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•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but

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once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan,

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tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not currently available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change

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method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity

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period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

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PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a

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death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed

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2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0% to 3.5%, depending on the state.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $17,500 per year ($23,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $20,500 per year in a 403(b) plan ($26,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $17,500 ($23,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2013; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the

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contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. The constitutionality of DOMA is currently under review by the U.S. Supreme Court. Therefore, it is currently uncertain as to whether spousal continuation provisions in this contract will be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

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Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received (in good order) at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial

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Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $1,181,101, $743,253, and $414,543 in fees to Services for fiscal years 2012, 2011 and 2010, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Unclaimed Property: Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

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APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Bond Sub-Account
2012		512	$32.06 to $32.99	$34.16 to $35.38
2011		468	$30.26 to $30.94	$32.06 to $32.99
2010		335	$28.51 to $28.97	$30.26 to $30.94
2009		146	$26.98 to $27.26	$28.51 to $28.97
2008		6	$26.41 to $26.55	$26.98 to $27.26
2007	(j)	0.2	$25.00	$26.41 to $26.55

TIAA-CREF Bond Index Sub-Account
2012		289	$26.32 to $26.44	$27.20 to $27.49
2011	(k)	143	$25.00	$26.32 to $26.44

TIAA-CREF Bond Plus Sub-Account
2012		1,083	$31.54 to $32.46	$33.96 to $35.17
2011		704	$29.74 to $30.41	$31.54 to $32.46
2010		397	$27.62 to $28.07	$29.74 to $30.41
2009		153	$25.23 to $25.49	$27.62 to $28.07
2008		8	$26.05 to $26.18	$25.23 to $25.49
2007	(j)	1	$25.00	$26.05 to $26.18

TIAA-CREF Emerging Markets Equity Sub-Account
2012		23	$18.83 to $18.91	$22.52 to $22.76
2011	(k)	1	$25.00	$18.83 to $18.91

TIAA-CREF Emerging Markets Equity Index Sub-Account
2012		16	$19.15 to $19.23	$22.54 to $22.79
2011	(k)	9	$25.00	$19.15 to $19.23

TIAA-CREF Equity Index Sub-Account
2012		1,256	$23.63 to $24.31	$27.28 to $28.26
2011		1,022	$23.57 to $24.10	$23.63 to $24.31
2010		920	$20.32 to $20.65	$23.57 to $24.10
2009		848	$15.96 to $16.13	$20.32 to $20.65
2008		14	$25.62 to $25.75	$15.96 to $16.13
2007	(j)	5	$25.00	$25.62 to $25.75

54	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Growth & Income Sub-Account
2012		3,894	$27.25 to $28.04	$31.48 to $32.61
2011		2,730	$26.66 to $27.26	$27.25 to $28.04
2010		2,266	$23.73 to $24.12	$26.66 to $27.26
2009		1,891	$18.84 to $19.04	$23.73 to $24.12
2008		527	$29.20 to $29.34	$18.84 to $19.04
2007	(j)	108	$25.00	$29.20 to $29.34

TIAA-CREF High-Yield Sub-Account
2012		189	$25.08 to $35.35	$28.47 to $40.40
2011		104	$32.99 to $33.34	$25.08 to $35.35
2010		55	$28.91 to $29.12	$32.99 to $33.34
2009		30	$20.47 to $20.57	$28.91 to $29.12
2008		4	$25.48 to $25.60	$20.47 to $20.57
2007	(j)	0.3	$25.00	$25.48 to $25.60

TIAA-CREF Inflation-Linked Bond Sub-Account
2012		204	$34.68 to $35.68	$36.66 to $37.97
2011		151	$30.82 to $31.52	$34.68 to $35.68
2010		82	$29.27 to $29.75	$30.82 to $31.52
2009		46	$26.93 to $27.21	$29.27 to $29.75
2008		9	$27.58 to $27.72	$26.93 to $27.21
2007	(j)	0.2	$25.00	$27.58 to $27.72

TIAA-CREF International Equity Sub-Account
2012		6,979	$17.08 to $17.58	$22.26 to $23.06
2011		5,603	$22.51 to $23.01	$17.08 to $17.58
2010		4,310	$18.90 to $19.21	$22.51 to $23.01
2009		2,729	$14.43 to $14.59	$18.90 to $19.21
2008		1,461	$28.84 to $28.98	$14.43 to $14.59
2007	(j)	901	$25.00	$28.84 to $28.98

TIAA-CREF International Equity Index Sub-Account
2012		6,816	$19.00 to $19.87	$22.53 to $23.48
2011		4,444	$21.72 to $21.94	$19.00 to $19.87
2010		3,305	$20.27 to $20.42	$21.72 to $21.94
2009		2,119	$15.72 to $15.79	$20.27 to $20.42
2008		948	$27.23 to $27.37	$15.72 to $15.79
2007	(j)	304	$25.00	$27.23 to $27.37

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Large-Cap Growth Sub-Account
2012		747	$26.39 to $27.16	$30.64 to $31.73
2011		585	$26.16 to $26.75	$26.39 to $27.16
2010		365	$23.30 to $23.67	$26.16 to $26.75
2009		202	$17.39 to $17.58	$23.30 to $23.67
2008		26	$29.72 to $29.87	$17.39 to $17.58
2007	(j)	8	$25.00	$29.72 to $29.87

TIAA-CREF Large-Cap Growth Index Sub-Account
2012		1,143	$23.35 to $27.22	$26.70 to $31.33
2011		906	$26.29 to $26.56	$23.35 to $27.22
2010		846	$22.67 to $22.83	$26.29 to $26.56
2009		696	$16.60 to $16.68	$22.67 to $22.83
2008		511	$27.03 to $27.17	$16.60 to $16.68
2007	(j)	144	$25.00	$27.03 to $27.17

TIAA-CREF Large-Cap Value Sub-Account
2012		6,556	$20.77 to $21.38	$24.68 to $25.56
2011		4,750	$22.19 to $22.69	$20.77 to $21.38
2010		3,490	$18.92 to $19.23	$22.19 to $22.69
2009		1,623	$14.57 to $14.72	$18.92 to $19.23
2008		572	$24.41 to $24.54	$14.57 to $14.72
2007	(j)	186	$25.00	$24.41 to $24.54

TIAA-CREF Large-Cap Value Index Sub-Account
2012		1,823	$21.09 to $22.89	$24.64 to $26.67
2011		1,238	$21.12 to $21.34	$21.09 to $22.89
2010		974	$18.39 to $18.52	$21.12 to $21.34
2009		777	$15.43 to $15.50	$18.39 to $18.52
2008		468	$24.47 to $24.60	$15.43 to $15.50
2007	(j)	71	$25.00	$24.47 to $24.60

TIAA-CREF Lifecycle Retirement Income Sub-Account
2012		528	$27.03 to $27.63	$29.92 to $30.78
2011		400	$26.50 to $26.91	$27.03 to $27.63
2010		213	$24.13 to $24.35	$26.50 to $26.91
2009		62	$20.90 to $20.98	$24.13 to $24.35
2008	(l)	1	$25.00	$20.90 to $20.98

56	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2010 Sub-Account
2012		1,779	$27.19 to $27.98	$30.40 to $31.49
2011		1,403	$26.94 to $27.54	$27.19 to $27.98
2010		1,179	$24.27 to $24.67	$26.94 to $27.54
2009		835	$20.46 to $20.68	$24.27 to $24.67
2008		479	$26.90 to $27.04	$20.46 to $20.68
2007	(j)	222	$25.00	$26.90 to $27.04

TIAA-CREF Lifecycle 2015 Sub-Account
2012		2,819	$26.38 to $27.15	$29.71 to $30.78
2011		2,190	$26.39 to $26.98	$26.38 to $27.15
2010		1,480	$23.60 to $23.98	$26.39 to $26.98
2009		965	$19.56 to $19.77	$23.60 to $23.98
2008		371	$26.92 to $27.06	$19.56 to $19.77
2007	(j)	187	$25.00	$26.92 to $27.06

TIAA-CREF Lifecycle 2020 Sub-Account
2012		3,733	$25.38 to $26.12	$28.88 to $29.91
2011		2,503	$25.65 to $26.22	$25.38 to $26.12
2010		1,523	$22.78 to $23.15	$25.65 to $26.22
2009		910	$18.61 to $18.81	$22.78 to $23.15
2008		353	$26.83 to $26.96	$18.61 to $18.81
2007	(j)	86	$25.00	$26.83 to $26.96

TIAA-CREF Lifecycle 2025 Sub-Account
2012		3,847	$24.48 to $25.20	$28.09 to $29.10
2011		2,546	$24.99 to $25.55	$24.48 to $25.20
2010		1,600	$22.10 to $22.45	$24.99 to $25.55
2009		1,004	$17.76 to $17.94	$22.10 to $22.45
2008		317	$26.82 to $26.96	$17.76 to $17.94
2007	(j)	102	$25.00	$26.82 to $26.96

TIAA-CREF Lifecycle 2030 Sub-Account
2012		3,757	$23.57 to $24.26	$27.26 to $28.24
2011		2,598	$24.32 to $24.86	$23.57 to $24.26
2010		1,633	$21.36 to $21.70	$24.32 to $24.86
2009		897	$16.95 to $17.13	$21.36 to $21.70
2008		327	$26.85 to $26.98	$16.95 to $17.13
2007	(j)	73	$25.00	$26.85 to $26.98

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2035 Sub-Account
2012		3,629	$23.15 to $23.82	$26.96 to $27.92
2011		2,450	$24.14 to $24.68	$23.15 to $23.82
2010		1,508	$21.10 to $21.45	$24.14 to $24.68
2009		836	$16.53 to $16.71	$21.10 to $21.45
2008		285	$26.89 to $27.02	$16.53 to $16.71
2007	(j)	50	$25.00	$26.89 to $27.02

TIAA-CREF Lifecycle 2040 Sub-Account
2012		4,564	$23.23 to $23.90	$27.09 to $28.06
2011		3,193	$24.27 to $24.82	$23.23 to $23.90
2010		2,106	$21.19 to $21.53	$24.27 to $24.82
2009		1,237	$16.60 to $16.77	$21.19 to $21.53
2008		421	$26.95 to $27.08	$16.60 to $16.77
2007	(j)	98	$25.00	$26.95 to $27.08

TIAA-CREF Lifecycle 2045 Sub-Account
2012		1,801	$22.46 to $22.96	$26.21 to $26.96
2011		971	$23.48 to $23.85	$22.46 to $22.96
2010		367	$20.51 to $20.70	$23.48 to $23.85
2009		106	$16.07 to $16.13	$20.51 to $20.70
2008	(l)	2	$25.00	$16.07 to $16.13

TIAA-CREF Lifecycle 2050 Sub-Account
2012		1,220	$22.23 to $22.72	$25.93 to $26.68
2011		626	$23.22 to $23.58	$22.23 to $22.72
2010		245	$20.30 to $20.48	$23.22 to $23.58
2009		80	$15.93 to $15.99	$20.30 to $20.48
2008	(l)	1	$25.00	$15.93 to $15.99

TIAA-CREF Lifecycle 2055 Sub-Account
2012	(m)	0.5	$24.64	$25.99 to $26.05

TIAA-CREF Mid-Cap Growth Sub-Account
2012		2,959	$26.59 to $27.37	$31.13 to $32.25
2011		2,707	$28.27 to $28.91	$26.59 to $27.37
2010		2,332	$22.17 to $22.53	$28.27 to $28.91
2009		1,346	$15.21 to $15.37	$22.17 to $22.53
2008		290	$28.51 to $28.65	$15.21 to $15.37
2007	(j)	133	$25.00	$28.51 to $28.65

58	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Mid-Cap Value Sub-Account
2012		9,067	$24.11 to $24.81	$27.90 to $28.90
2011		7,560	$24.83 to $25.39	$24.11 to $24.81
2010		5,860	$20.65 to $20.98	$24.83 to $25.39
2009		3,526	$15.14 to $15.31	$20.65 to $20.98
2008		1,517	$25.69 to $25.82	$15.14 to $15.31
2007	(j)	328	$25.00	$25.69 to $25.82

TIAA-CREF Money Market Sub-Account
2012		151	$26.12 to $26.88	$25.93 to $26.86
2011		132	$26.30 to $26.89	$26.12 to $26.88
2010		88	$26.48 to $26.90	$26.30 to $26.89
2009		66	$26.55 to $26.83	$26.48 to $26.90
2008		48	$26.02 to $26.15	$26.55 to $26.83
2007	(j)	0.2	$25.00	$26.02 to $26.15

TIAA-CREF Real Estate Securities Sub-Account
2012		1,803	$19.73 to $20.31	$23.41 to $24.25
2011		1,228	$18.59 to $19.00	$19.73 to $20.31
2010		800	$14.29 to $14.52	$18.59 to $19.00
2009		290	$11.55 to $11.67	$14.29 to $14.52
2008		36	$18.95 to $19.05	$11.55 to $11.67
2007	(j)	3	$25.00	$18.95 to $19.05

TIAA-CREF S&P 500 Index Sub-Account
2012		1,817	$23.32 to $24.06	$26.84 to $27.87
2011		1,132	$23.37 to $23.61	$23.32 to $24.06
2010		979	$20.43 to $20.58	$23.37 to $23.61
2009		860	$16.23 to $16.31	$20.43 to $20.58
2008		478	$25.78 to $25.91	$16.23 to $16.31
2007	(j)	103	$25.00	$25.78 to $25.91

TIAA-CREF Short-Term Bond Sub-Account
2012		358	$25.25 to $30.39	$26.00 to $31.49
2011		337	$29.34 to $29.65	$25.25 to $30.39
2010		260	$28.13 to $28.34	$29.34 to $29.65
2009		154	$26.73 to $26.86	$28.13 to $28.34
2008		79	$26.12 to $26.25	$26.73 to $26.86
2007	(j)	47	$25.00	$26.12 to $26.25

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest		Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Small-Cap Blend Index Sub-Account
2012		3,445	$23.91 to $24.60		$27.67 to $28.66
2011		2,658	$25.12 to $25.69		$23.91 to $24.60
2010		2,577	$19.97 to $20.29		$25.12 to $25.69
2009		1,575	$15.86 to $16.03		$19.97 to $20.29
2008		20	$24.06 to $24.18		$15.86 to $16.03
2007	(j)	3	$25.00		$24.06 to $24.18

TIAA-CREF Small-Cap Equity Sub-Account
2012		3,401	$23.21 to $23.88		$26.27 to $27.22
2011		2,779	$24.33 to $24.88		$23.21 to $23.88
2010		1,771	$19.23 to $19.54		$24.33 to $24.88
2009		772	$15.26 to $15.43		$19.23 to $19.54
2008		413	$22.88 to $22.99		$15.26 to $15.43
2007	(j)	91	$25.00		$22.88 to $22.99

TIAA-CREF Social Choice Equity Sub-Account
2012		807	$23.94 to $24.64		$27.10 to $28.07
2011		707	$24.13 to $24.68		$23.94 to $24.64
2010		578	$20.98 to $21.32		$24.13 to $24.68
2009		345	$15.97 to $16.14		$20.98 to $21.32
2008		131	$25.21 to $25.33		$15.97 to $16.14
2007	(j)	30	$25.00		$25.21 to $25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2012		2,167	$22.86 to $23.19		$26.58 to $27.70
2011		1,980	$26.50 to $26.78		$22.86 to $23.19
2010		1,776	$24.27 to $24.45		$26.50 to $26.78
2009		1,349	$17.47 to $17.56		$24.27 to $24.45
2008		671	$29.44 to $29.51		$17.47 to $17.56
2007	(n)	0.1	$27.31 to $27.34	(i)	$29.44 to $29.51	(h)

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2012		998	$24.40 to $24.74		$25.72 to $27.88
2011		552	$22.84 to $23.08		$24.40 to $24.74
2010		219	$20.19 to $20.34		$22.84 to $23.08
2009		179	$16.99 to $17.07		$20.19 to $20.34
2008		46	$25.47 to $25.52		$16.99 to $17.07
2007	(n)	0.1	$26.29 to $26.33	(i)	$25.47 to $25.52	(g)

60	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2012		143	$19.49 to $19.57	$23.05 to $23.30
2011	(k)	50	$25.00	$19.49 to $19.57

Dodge & Cox International Stock Fund Sub-Account
2012		181	$19.24 to $19.32	$23.11 to $23.36
2011	(k)	8	$25.00	$19.24 to $19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2012		811	$22.75 to $27.56	$26.54 to $32.37
2011		567	$27.69 to $27.98	$22.75 to $27.56
2010		489	$23.92 to $24.10	$27.69 to $27.98
2009		516	$15.67 to $15.74	$23.92 to $24.10
2008		150	$26.55 to $26.68	$15.67 to $15.74
2007	(j)	68	$25.00	$26.55 to $26.68

Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
2012		99	$19.22 to $19.31	$22.66 to $22.91
2011	(k)	7	$25.00	$19.22 to $19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2012		178	$21.77 to $21.86	$24.82 to $25.09
2011	(k)	59	$25.00	$21.77 to $21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2012		34	$26.95 to $27.07	$27.46 to $27.76
2011	(k)	24	$25.00	$26.95 to $27.07

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2012		204	$22.90 to $22.99	$26.19 to $26.47
2011	(k)	8	$25.00	$22.90 to $22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2012		186	$21.95 to $22.04	$25.82 to $26.11
2011	(k)	35	$25.00	$21.95 to $22.04

Vanguard Wellington Fund (Investor Shares) Sub-Account
2012		500	$24.11 to $24.22	$26.94 to $27.24
2011	(k)	51	$25.00	$24.11 to $24.22

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
Western Asset Core Plus Bond Fund (Class I) Sub-Account
2012		1,239	$25.83 to $34.68	$27.80 to $37.56
2011		930	$32.19 to $32.53	$25.83 to $34.68
2010		645	$28.88 to $29.09	$32.19 to $32.53
2009		393	$23.02 to $23.13	$28.88 to $29.09
2008		168	$25.51 to $25.64	$23.02 to $23.13
2007	(j)	53	$25.00	$25.51 to $25.64

(g)	The Accumulation Unit Value changed from $25.40 to $25.52.
(h)	The Accumulation Unit Value changed from $29.36 to $29.51.
(i)	The Accumulation Unit Value changed from $25.00.
(j)	Sub-Account commenced operations February 1, 2007.
(k)	Sub-Account commenced operations May 1, 2011.
(l)	Sub-Account commenced operations May 1, 2008.
(m)	Sub-Account commenced operations August 10, 2012.
(n)	Sub-Account commenced operations August 8, 2007.

62	Prospectus ■ TIAA Access

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PROSPECTUS — LEVEL 3

MAY 1, 2013

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2013. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■TIAA-CREF Bond Fund	•Lifecycle 2015 Fund
■TIAA-CREF Bond Index Fund	•Lifecycle 2020 Fund
■TIAA-CREF Bond Plus Fund	•Lifecycle 2025 Fund
■TIAA-CREF Emerging Markets Equity Fund	•Lifecycle 2030 Fund
■TIAA-CREF Emerging Markets Equity Index Fund	•Lifecycle 2035 Fund
■TIAA-CREF Equity Index Fund	•Lifecycle 2040 Fund
■TIAA-CREF Growth & Income Fund	•Lifecycle 2045 Fund
■TIAA-CREF High-Yield Fund	•Lifecycle 2050 Fund
■TIAA-CREF Inflation-Linked Bond Fund	•Lifecycle 2055 Fund
■TIAA-CREF International Equity Fund	■TIAA-CREF Mid-Cap Growth Fund
■TIAA-CREF International Equity Index Fund	■TIAA-CREF Mid-Cap Value Fund
■TIAA-CREF Large-Cap Growth Fund	■TIAA-CREF Money Market Fund
■TIAA-CREF Large-Cap Growth Index Fund	■TIAA-CREF Real Estate Securities Fund
■TIAA-CREF Large-Cap Value Fund	■TIAA-CREF S&P 500 Index Fund
■TIAA-CREF Large-Cap Value Index Fund	■TIAA-CREF Short-Term Bond Fund
■TIAA-CREF Lifecycle Funds	■TIAA-CREF Small-Cap Blend Index Fund
•Lifecycle Retirement Income Fund	■TIAA-CREF Small-Cap Equity Fund
•Lifecycle 2010 Fund	■TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

■American Funds EuroPacific Growth Fund (Class R-5)

■American Funds Washington Mutual Investors Fund (Class R-5)

■DFA Emerging Markets Portfolio (Institutional Class)

■Dodge & Cox International Stock Fund

■T. Rowe Price® Institutional Large-Cap Growth Fund

■Vanguard Emerging Markets Stock Index Fund (Signal Shares)

■Vanguard Explorer Fund (Investor Shares)

■Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■Vanguard Selected Value Fund (Investor Shares)

■Vanguard Small-Cap Value Index Fund (Investor Shares)

■Vanguard Wellington Fund (Investor Shares)

■Western Asset Core Plus Bond Fund (Class I)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Large-Cap Value Index Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and 2055 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Signal Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

TIAA Access ■ Prospectus	7

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.40%
Total separate account annual charges	2.00%	0.45%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

8	Prospectus ■ TIAA Access

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.07%	1.61%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2013 to February 28, 2014)‡	0.07%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.05%	—	0.15%	0.02%	0.13%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.14%	—	0.99%	0.04%	0.95%
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.24%	—	0.38%	0.13%	0.25%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Growth & Income Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF High-Yield Fund[1,2]	0.35%	—	0.04%	—	0.39%	—	0.39%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF International Equity Fund[1,2]	0.49%	—	0.03%	—	0.52%	—	0.52%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Large-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Large-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.12%	0.39%	0.61%	0.22%	0.39%
• Lifecycle 2010 Fund[3]	0.10%	—	0.04%	0.41%	0.55%	0.14%	0.41%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.42%	0.55%	0.13%	0.42%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.46%	0.59%	0.13%	0.46%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.47%	0.60%	0.13%	0.47%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.48%	0.61%	0.13%	0.48%
• Lifecycle 2040 Fund[3]	0.10%	—	0.03%	0.49%	0.62%	0.13%	0.49%
• Lifecycle 2045 Fund[3]	0.10%	—	0.07%	0.49%	0.66%	0.17%	0.49%
• Lifecycle 2050 Fund[3]	0.10%	—	0.11%	0.49%	0.70%	0.21%	0.49%
• Lifecycle 2055 Fund[3]	0.10%	—	1.02%	0.49%	1.61%	1.12%	0.49%
TIAA-CREF Mid-Cap Growth Fund[1]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Mid-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.04%	—	0.54%	—	0.54%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.06%	—	0.31%	0.01%	0.30%
TIAA-CREF Small-Cap Blend Index Fund[1,2]	0.04%	—	0.04%	0.07%	0.15%	—	0.15%
TIAA-CREF Small-Cap Equity Fund[1,2]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.04%	—	0.19%	—	0.19%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.13%	—	0.55%	—	0.55%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.11%	—	0.61%	—	0.61%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Emerging Markets Stock Index Fund (Signal Shares)	0.10%	—	0.08%	—	0.18%	—	0.18%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.16%	—	0.04%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.36%	—	0.02%	—	0.38%	—	0.38%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.20%	—	0.04%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.23%	—	0.02%	—	0.25%	—	0.25%
Western Asset Core Plus Bond Fund (Class I)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Blend Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2014, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2013. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2013 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[5]

With respect to the Class I shares, the Fund may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Class I shares, the expenses of the share class may increase.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the

12	Prospectus ■ TIAA Access

funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$211	$652	$1,119	$2,408
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$53	$167	$291	$654

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with

TIAA Access ■ Prospectus	13

the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the

14	Prospectus ■ TIAA Access

investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.9 million people and approximately 15,000 institutions as of December 31, 2012, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2012, TIAA’s total statutory admitted assets were approximately $237 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $502 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

TIAA Access ■ Prospectus	15

Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 47 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting

16	Prospectus ■ TIAA Access

of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

TIAA Access ■ Prospectus	17

Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

18	Prospectus ■ TIAA Access

TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are

TIAA Access ■ Prospectus	19

adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

20	Prospectus ■ TIAA Access

•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Signal Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5-10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

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Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the fund. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as measured by the fund’s subadvisers (generally, this range is 2.5 - 7 years).

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services

TIAA Access ■ Prospectus	23

to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Signal Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

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These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•	Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from

TIAA Access ■ Prospectus	25

these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request

26	Prospectus ■ TIAA Access

is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may

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also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any

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investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA

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Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an  IRA.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash

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withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money

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is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

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effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

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•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but

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once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan,

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tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not currently available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change

40	Prospectus ■ TIAA Access

method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity

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period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

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PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a

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death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed

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2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0% to 3.5%, depending on the state.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $17,500 per year ($23,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $20,500 per year in a 403(b) plan ($26,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $17,500 ($23,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2013; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the

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contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. The constitutionality of DOMA is currently under review by the U.S. Supreme Court. Therefore, it is currently uncertain as to whether spousal continuation provisions in this contract will be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

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Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received (in good order) at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial

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Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $1,181,101, $743,253, and $414,543 in fees to Services for fiscal years 2012, 2011 and 2010, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Unclaimed Property: Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

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APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Bond Sub-Account
2012		512	$32.06 to $32.99	$34.16 to $35.38
2011		468	$30.26 to $30.94	$32.06 to $32.99
2010		335	$28.51 to $28.97	$30.26 to $30.94
2009		146	$26.98 to $27.26	$28.51 to $28.97
2008		6	$26.41 to $26.55	$26.98 to $27.26
2007	(j)	0.2	$25.00	$26.41 to $26.55

TIAA-CREF Bond Index Sub-Account
2012		289	$26.32 to $26.44	$27.20 to $27.49
2011	(k)	143	$25.00	$26.32 to $26.44

TIAA-CREF Bond Plus Sub-Account
2012		1,083	$31.54 to $32.46	$33.96 to $35.17
2011		704	$29.74 to $30.41	$31.54 to $32.46
2010		397	$27.62 to $28.07	$29.74 to $30.41
2009		153	$25.23 to $25.49	$27.62 to $28.07
2008		8	$26.05 to $26.18	$25.23 to $25.49
2007	(j)	1	$25.00	$26.05 to $26.18

TIAA-CREF Emerging Markets Equity Sub-Account
2012		23	$18.83 to $18.91	$22.52 to $22.76
2011	(k)	1	$25.00	$18.83 to $18.91

TIAA-CREF Emerging Markets Equity Index Sub-Account
2012		16	$19.15 to $19.23	$22.54 to $22.79
2011	(k)	9	$25.00	$19.15 to $19.23

TIAA-CREF Equity Index Sub-Account
2012		1,256	$23.63 to $24.31	$27.28 to $28.26
2011		1,022	$23.57 to $24.10	$23.63 to $24.31
2010		920	$20.32 to $20.65	$23.57 to $24.10
2009		848	$15.96 to $16.13	$20.32 to $20.65
2008		14	$25.62 to $25.75	$15.96 to $16.13
2007	(j)	5	$25.00	$25.62 to $25.75

54	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Growth & Income Sub-Account
2012		3,894	$27.25 to $28.04	$31.48 to $32.61
2011		2,730	$26.66 to $27.26	$27.25 to $28.04
2010		2,266	$23.73 to $24.12	$26.66 to $27.26
2009		1,891	$18.84 to $19.04	$23.73 to $24.12
2008		527	$29.20 to $29.34	$18.84 to $19.04
2007	(j)	108	$25.00	$29.20 to $29.34

TIAA-CREF High-Yield Sub-Account
2012		189	$25.08 to $35.35	$28.47 to $40.40
2011		104	$32.99 to $33.34	$25.08 to $35.35
2010		55	$28.91 to $29.12	$32.99 to $33.34
2009		30	$20.47 to $20.57	$28.91 to $29.12
2008		4	$25.48 to $25.60	$20.47 to $20.57
2007	(j)	0.3	$25.00	$25.48 to $25.60

TIAA-CREF Inflation-Linked Bond Sub-Account
2012		204	$34.68 to $35.68	$36.66 to $37.97
2011		151	$30.82 to $31.52	$34.68 to $35.68
2010		82	$29.27 to $29.75	$30.82 to $31.52
2009		46	$26.93 to $27.21	$29.27 to $29.75
2008		9	$27.58 to $27.72	$26.93 to $27.21
2007	(j)	0.2	$25.00	$27.58 to $27.72

TIAA-CREF International Equity Sub-Account
2012		6,979	$17.08 to $17.58	$22.26 to $23.06
2011		5,603	$22.51 to $23.01	$17.08 to $17.58
2010		4,310	$18.90 to $19.21	$22.51 to $23.01
2009		2,729	$14.43 to $14.59	$18.90 to $19.21
2008		1,461	$28.84 to $28.98	$14.43 to $14.59
2007	(j)	901	$25.00	$28.84 to $28.98

TIAA-CREF International Equity Index Sub-Account
2012		6,816	$19.00 to $19.87	$22.53 to $23.48
2011		4,444	$21.72 to $21.94	$19.00 to $19.87
2010		3,305	$20.27 to $20.42	$21.72 to $21.94
2009		2,119	$15.72 to $15.79	$20.27 to $20.42
2008		948	$27.23 to $27.37	$15.72 to $15.79
2007	(j)	304	$25.00	$27.23 to $27.37

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Large-Cap Growth Sub-Account
2012		747	$26.39 to $27.16	$30.64 to $31.73
2011		585	$26.16 to $26.75	$26.39 to $27.16
2010		365	$23.30 to $23.67	$26.16 to $26.75
2009		202	$17.39 to $17.58	$23.30 to $23.67
2008		26	$29.72 to $29.87	$17.39 to $17.58
2007	(j)	8	$25.00	$29.72 to $29.87

TIAA-CREF Large-Cap Growth Index Sub-Account
2012		1,143	$23.35 to $27.22	$26.70 to $31.33
2011		906	$26.29 to $26.56	$23.35 to $27.22
2010		846	$22.67 to $22.83	$26.29 to $26.56
2009		696	$16.60 to $16.68	$22.67 to $22.83
2008		511	$27.03 to $27.17	$16.60 to $16.68
2007	(j)	144	$25.00	$27.03 to $27.17

TIAA-CREF Large-Cap Value Sub-Account
2012		6,556	$20.77 to $21.38	$24.68 to $25.56
2011		4,750	$22.19 to $22.69	$20.77 to $21.38
2010		3,490	$18.92 to $19.23	$22.19 to $22.69
2009		1,623	$14.57 to $14.72	$18.92 to $19.23
2008		572	$24.41 to $24.54	$14.57 to $14.72
2007	(j)	186	$25.00	$24.41 to $24.54

TIAA-CREF Large-Cap Value Index Sub-Account
2012		1,823	$21.09 to $22.89	$24.64 to $26.67
2011		1,238	$21.12 to $21.34	$21.09 to $22.89
2010		974	$18.39 to $18.52	$21.12 to $21.34
2009		777	$15.43 to $15.50	$18.39 to $18.52
2008		468	$24.47 to $24.60	$15.43 to $15.50
2007	(j)	71	$25.00	$24.47 to $24.60

TIAA-CREF Lifecycle Retirement Income Sub-Account
2012		528	$27.03 to $27.63	$29.92 to $30.78
2011		400	$26.50 to $26.91	$27.03 to $27.63
2010		213	$24.13 to $24.35	$26.50 to $26.91
2009		62	$20.90 to $20.98	$24.13 to $24.35
2008	(l)	1	$25.00	$20.90 to $20.98

56	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2010 Sub-Account
2012		1,779	$27.19 to $27.98	$30.40 to $31.49
2011		1,403	$26.94 to $27.54	$27.19 to $27.98
2010		1,179	$24.27 to $24.67	$26.94 to $27.54
2009		835	$20.46 to $20.68	$24.27 to $24.67
2008		479	$26.90 to $27.04	$20.46 to $20.68
2007	(j)	222	$25.00	$26.90 to $27.04

TIAA-CREF Lifecycle 2015 Sub-Account
2012		2,819	$26.38 to $27.15	$29.71 to $30.78
2011		2,190	$26.39 to $26.98	$26.38 to $27.15
2010		1,480	$23.60 to $23.98	$26.39 to $26.98
2009		965	$19.56 to $19.77	$23.60 to $23.98
2008		371	$26.92 to $27.06	$19.56 to $19.77
2007	(j)	187	$25.00	$26.92 to $27.06

TIAA-CREF Lifecycle 2020 Sub-Account
2012		3,733	$25.38 to $26.12	$28.88 to $29.91
2011		2,503	$25.65 to $26.22	$25.38 to $26.12
2010		1,523	$22.78 to $23.15	$25.65 to $26.22
2009		910	$18.61 to $18.81	$22.78 to $23.15
2008		353	$26.83 to $26.96	$18.61 to $18.81
2007	(j)	86	$25.00	$26.83 to $26.96

TIAA-CREF Lifecycle 2025 Sub-Account
2012		3,847	$24.48 to $25.20	$28.09 to $29.10
2011		2,546	$24.99 to $25.55	$24.48 to $25.20
2010		1,600	$22.10 to $22.45	$24.99 to $25.55
2009		1,004	$17.76 to $17.94	$22.10 to $22.45
2008		317	$26.82 to $26.96	$17.76 to $17.94
2007	(j)	102	$25.00	$26.82 to $26.96

TIAA-CREF Lifecycle 2030 Sub-Account
2012		3,757	$23.57 to $24.26	$27.26 to $28.24
2011		2,598	$24.32 to $24.86	$23.57 to $24.26
2010		1,633	$21.36 to $21.70	$24.32 to $24.86
2009		897	$16.95 to $17.13	$21.36 to $21.70
2008		327	$26.85 to $26.98	$16.95 to $17.13
2007	(j)	73	$25.00	$26.85 to $26.98

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2035 Sub-Account
2012		3,629	$23.15 to $23.82	$26.96 to $27.92
2011		2,450	$24.14 to $24.68	$23.15 to $23.82
2010		1,508	$21.10 to $21.45	$24.14 to $24.68
2009		836	$16.53 to $16.71	$21.10 to $21.45
2008		285	$26.89 to $27.02	$16.53 to $16.71
2007	(j)	50	$25.00	$26.89 to $27.02

TIAA-CREF Lifecycle 2040 Sub-Account
2012		4,564	$23.23 to $23.90	$27.09 to $28.06
2011		3,193	$24.27 to $24.82	$23.23 to $23.90
2010		2,106	$21.19 to $21.53	$24.27 to $24.82
2009		1,237	$16.60 to $16.77	$21.19 to $21.53
2008		421	$26.95 to $27.08	$16.60 to $16.77
2007	(j)	98	$25.00	$26.95 to $27.08

TIAA-CREF Lifecycle 2045 Sub-Account
2012		1,801	$22.46 to $22.96	$26.21 to $26.96
2011		971	$23.48 to $23.85	$22.46 to $22.96
2010		367	$20.51 to $20.70	$23.48 to $23.85
2009		106	$16.07 to $16.13	$20.51 to $20.70
2008	(l)	2	$25.00	$16.07 to $16.13

TIAA-CREF Lifecycle 2050 Sub-Account
2012		1,220	$22.23 to $22.72	$25.93 to $26.68
2011		626	$23.22 to $23.58	$22.23 to $22.72
2010		245	$20.30 to $20.48	$23.22 to $23.58
2009		80	$15.93 to $15.99	$20.30 to $20.48
2008	(l)	1	$25.00	$15.93 to $15.99

TIAA-CREF Lifecycle 2055 Sub-Account
2012	(m)	0.5	$24.64	$25.99 to $26.05

TIAA-CREF Mid-Cap Growth Sub-Account
2012		2,959	$26.59 to $27.37	$31.13 to $32.25
2011		2,707	$28.27 to $28.91	$26.59 to $27.37
2010		2,332	$22.17 to $22.53	$28.27 to $28.91
2009		1,346	$15.21 to $15.37	$22.17 to $22.53
2008		290	$28.51 to $28.65	$15.21 to $15.37
2007	(j)	133	$25.00	$28.51 to $28.65

58	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Mid-Cap Value Sub-Account
2012		9,067	$24.11 to $24.81	$27.90 to $28.90
2011		7,560	$24.83 to $25.39	$24.11 to $24.81
2010		5,860	$20.65 to $20.98	$24.83 to $25.39
2009		3,526	$15.14 to $15.31	$20.65 to $20.98
2008		1,517	$25.69 to $25.82	$15.14 to $15.31
2007	(j)	328	$25.00	$25.69 to $25.82

TIAA-CREF Money Market Sub-Account
2012		151	$26.12 to $26.88	$25.93 to $26.86
2011		132	$26.30 to $26.89	$26.12 to $26.88
2010		88	$26.48 to $26.90	$26.30 to $26.89
2009		66	$26.55 to $26.83	$26.48 to $26.90
2008		48	$26.02 to $26.15	$26.55 to $26.83
2007	(j)	0.2	$25.00	$26.02 to $26.15

TIAA-CREF Real Estate Securities Sub-Account
2012		1,803	$19.73 to $20.31	$23.41 to $24.25
2011		1,228	$18.59 to $19.00	$19.73 to $20.31
2010		800	$14.29 to $14.52	$18.59 to $19.00
2009		290	$11.55 to $11.67	$14.29 to $14.52
2008		36	$18.95 to $19.05	$11.55 to $11.67
2007	(j)	3	$25.00	$18.95 to $19.05

TIAA-CREF S&P 500 Index Sub-Account
2012		1,817	$23.32 to $24.06	$26.84 to $27.87
2011		1,132	$23.37 to $23.61	$23.32 to $24.06
2010		979	$20.43 to $20.58	$23.37 to $23.61
2009		860	$16.23 to $16.31	$20.43 to $20.58
2008		478	$25.78 to $25.91	$16.23 to $16.31
2007	(j)	103	$25.00	$25.78 to $25.91

TIAA-CREF Short-Term Bond Sub-Account
2012		358	$25.25 to $30.39	$26.00 to $31.49
2011		337	$29.34 to $29.65	$25.25 to $30.39
2010		260	$28.13 to $28.34	$29.34 to $29.65
2009		154	$26.73 to $26.86	$28.13 to $28.34
2008		79	$26.12 to $26.25	$26.73 to $26.86
2007	(j)	47	$25.00	$26.12 to $26.25

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest		Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Small-Cap Blend Index Sub-Account
2012		3,445	$23.91 to $24.60		$27.67 to $28.66
2011		2,658	$25.12 to $25.69		$23.91 to $24.60
2010		2,577	$19.97 to $20.29		$25.12 to $25.69
2009		1,575	$15.86 to $16.03		$19.97 to $20.29
2008		20	$24.06 to $24.18		$15.86 to $16.03
2007	(j)	3	$25.00		$24.06 to $24.18

TIAA-CREF Small-Cap Equity Sub-Account
2012		3,401	$23.21 to $23.88		$26.27 to $27.22
2011		2,779	$24.33 to $24.88		$23.21 to $23.88
2010		1,771	$19.23 to $19.54		$24.33 to $24.88
2009		772	$15.26 to $15.43		$19.23 to $19.54
2008		413	$22.88 to $22.99		$15.26 to $15.43
2007	(j)	91	$25.00		$22.88 to $22.99

TIAA-CREF Social Choice Equity Sub-Account
2012		807	$23.94 to $24.64		$27.10 to $28.07
2011		707	$24.13 to $24.68		$23.94 to $24.64
2010		578	$20.98 to $21.32		$24.13 to $24.68
2009		345	$15.97 to $16.14		$20.98 to $21.32
2008		131	$25.21 to $25.33		$15.97 to $16.14
2007	(j)	30	$25.00		$25.21 to $25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2012		2,167	$22.86 to $23.19		$26.58 to $27.70
2011		1,980	$26.50 to $26.78		$22.86 to $23.19
2010		1,776	$24.27 to $24.45		$26.50 to $26.78
2009		1,349	$17.47 to $17.56		$24.27 to $24.45
2008		671	$29.44 to $29.51		$17.47 to $17.56
2007	(n)	0.1	$27.31 to $27.34	(i)	$29.44 to $29.51	(h)

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2012		998	$24.40 to $24.74		$25.72 to $27.88
2011		552	$22.84 to $23.08		$24.40 to $24.74
2010		219	$20.19 to $20.34		$22.84 to $23.08
2009		179	$16.99 to $17.07		$20.19 to $20.34
2008		46	$25.47 to $25.52		$16.99 to $17.07
2007	(n)	0.1	$26.29 to $26.33	(i)	$25.47 to $25.52	(g)

60	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2012		143	$19.49 to $19.57	$23.05 to $23.30
2011	(k)	50	$25.00	$19.49 to $19.57

Dodge & Cox International Stock Fund Sub-Account
2012		181	$19.24 to $19.32	$23.11 to $23.36
2011	(k)	8	$25.00	$19.24 to $19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2012		811	$22.75 to $27.56	$26.54 to $32.37
2011		567	$27.69 to $27.98	$22.75 to $27.56
2010		489	$23.92 to $24.10	$27.69 to $27.98
2009		516	$15.67 to $15.74	$23.92 to $24.10
2008		150	$26.55 to $26.68	$15.67 to $15.74
2007	(j)	68	$25.00	$26.55 to $26.68

Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
2012		99	$19.22 to $19.31	$22.66 to $22.91
2011	(k)	7	$25.00	$19.22 to $19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2012		178	$21.77 to $21.86	$24.82 to $25.09
2011	(k)	59	$25.00	$21.77 to $21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2012		34	$26.95 to $27.07	$27.46 to $27.76
2011	(k)	24	$25.00	$26.95 to $27.07

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2012		204	$22.90 to $22.99	$26.19 to $26.47
2011	(k)	8	$25.00	$22.90 to $22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2012		186	$21.95 to $22.04	$25.82 to $26.11
2011	(k)	35	$25.00	$21.95 to $22.04

Vanguard Wellington Fund (Investor Shares) Sub-Account
2012		500	$24.11 to $24.22	$26.94 to $27.24
2011	(k)	51	$25.00	$24.11 to $24.22

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
Western Asset Core Plus Bond Fund (Class I) Sub-Account
2012		1,239	$25.83 to $34.68	$27.80 to $37.56
2011		930	$32.19 to $32.53	$25.83 to $34.68
2010		645	$28.88 to $29.09	$32.19 to $32.53
2009		393	$23.02 to $23.13	$28.88 to $29.09
2008		168	$25.51 to $25.64	$23.02 to $23.13
2007	(j)	53	$25.00	$25.51 to $25.64

(g)	The Accumulation Unit Value changed from $25.40 to $25.52.
(h)	The Accumulation Unit Value changed from $29.36 to $29.51.
(i)	The Accumulation Unit Value changed from $25.00.
(j)	Sub-Account commenced operations February 1, 2007.
(k)	Sub-Account commenced operations May 1, 2011.
(l)	Sub-Account commenced operations May 1, 2008.
(m)	Sub-Account commenced operations August 10, 2012.
(n)	Sub-Account commenced operations August 8, 2007.

62	Prospectus ■ TIAA Access

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PROSPECTUS — LEVEL 4

MAY 1, 2013

TIAA ACCESS

Individual and Group Variable Annuity Contracts funded through

TIAA Separate Account VA-3

of Teachers Insurance and Annuity Association of America

This prospectus describes TIAA Access individual and group variable annuity contracts funded through the TIAA SEPARATE ACCOUNT VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds, and keep them for future reference.

The separate account is a segregated investment account of Teachers Insurance and Annuity Association of America (“TIAA,” “we,” or “us”). The separate account provides individual and group variable annuities for employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions. Its main purpose is to invest funds for your retirement based on your choice of investment accounts. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. See “Receiving Annuity Income” for other annuitization options.

More information about the separate account is on file with the Securities and Exchange Commission (“SEC”) in a Statement of Additional Information (“SAI”), dated May 1, 2013. You can request this document by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA-CREF Imaging Services), or by calling 877 518-9161. The SAI, as supplemented from time to time, is incorporated by reference into this prospectus; that means it is legally part of the prospectus. The SAI’s table of contents is at the end of this prospectus. The SEC maintains a website (www.sec.gov) that contains the SAI and material incorporated by reference into this prospectus and other information regarding the separate account.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

You may allocate premiums to investment accounts of the separate account, and each investment account, in turn, invests in one of the following mutual funds:

The Institutional Class of the following TIAA-CREF Funds:

■TIAA-CREF Bond Fund	•Lifecycle 2015 Fund
■TIAA-CREF Bond Index Fund	•Lifecycle 2020 Fund
■TIAA-CREF Bond Plus Fund	•Lifecycle 2025 Fund
■TIAA-CREF Emerging Markets Equity Fund	•Lifecycle 2030 Fund
■TIAA-CREF Emerging Markets Equity Index Fund	•Lifecycle 2035 Fund
■TIAA-CREF Equity Index Fund	•Lifecycle 2040 Fund
■TIAA-CREF Growth & Income Fund	•Lifecycle 2045 Fund
■TIAA-CREF High-Yield Fund	•Lifecycle 2050 Fund
■TIAA-CREF Inflation-Linked Bond Fund	•Lifecycle 2055 Fund
■TIAA-CREF International Equity Fund	■TIAA-CREF Mid-Cap Growth Fund
■TIAA-CREF International Equity Index Fund	■TIAA-CREF Mid-Cap Value Fund
■TIAA-CREF Large-Cap Growth Fund	■TIAA-CREF Money Market Fund
■TIAA-CREF Large-Cap Growth Index Fund	■TIAA-CREF Real Estate Securities Fund
■TIAA-CREF Large-Cap Value Fund	■TIAA-CREF S&P 500 Index Fund
■TIAA-CREF Large-Cap Value Index Fund	■TIAA-CREF Short-Term Bond Fund
■TIAA-CREF Lifecycle Funds	■TIAA-CREF Small-Cap Blend Index Fund
•Lifecycle Retirement Income Fund	■TIAA-CREF Small-Cap Equity Fund
•Lifecycle 2010 Fund	■TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

■American Funds EuroPacific Growth Fund (Class R-5)

■American Funds Washington Mutual Investors Fund (Class R-5)

■DFA Emerging Markets Portfolio (Institutional Class)

■Dodge & Cox International Stock Fund

■T. Rowe Price® Institutional Large-Cap Growth Fund

■Vanguard Emerging Markets Stock Index Fund (Signal Shares)

■Vanguard Explorer Fund (Investor Shares)

■Vanguard Intermediate-Term Treasury Fund (Investor Shares)

■Vanguard Selected Value Fund (Investor Shares)

■Vanguard Small-Cap Value Index Fund (Investor Shares)

■Vanguard Wellington Fund (Investor Shares)

■Western Asset Core Plus Bond Fund (Class I)

You may allocate your premiums among the investment accounts and certain other investment options, under the terms of the contract, and as permitted under the terms of your employer’s plan and this prospectus. See “Starting Out.”

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying mutual funds available for investment by the investment accounts under these contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have annuity options available. Because of these additional contract and separate account charges, you should refer only to return information regarding the funds available through TIAA or your employer relating to your contract, rather than to information that may be available through alternate sources.

TIAA offers the following contracts in connection with certain types of retirement plans:

■	RA (Retirement Annuity)

■	GRA (Group Retirement Annuity)

■	SRA (Supplemental Retirement Annuity)

■	GSRA (Group Supplemental Retirement Annuity)

■	Retirement Choice and Retirement Choice Plus Annuity

■	GA (Group Annuity) and Institutionally Owned GSRAs

You or your employer can purchase these contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

An investment in the contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

This prospectus describes the TIAA Access annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

SPECIAL TERMS

Throughout the prospectus, “TIAA,” “we,” “us,” and “our” refer to Teachers Insurance and Annuity Association of America. “You” and “your” mean any contractowner or any prospective contractowner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your contract or certificate.

The terms and phrases below are defined so you will know how we use them. To understand some definitions, you may have to refer to other defined terms.

Accumulation  The total value of your accumulation units under the contract.

Accumulation Period  The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit  A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant  The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the contract.

Annuity Partner  The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you.

Annuity Unit  A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary  Any person or institution named to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day  Any day the NYSE is open for trading. A business day ends at 4 p.m. Eastern Time or when trading closes on the NYSE, if earlier.

Calendar Day  Any day of the year. Calendar days end at the same time as business days.

Commuted Value  The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate  A companion certificate that was issued to you when you received your contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract  The individual and group variable annuity contracts described in this prospectus under the section “The Annuity Contracts,” including your certificate and any endorsements under the contract.

4	Prospectus ■ TIAA Access

CREF  The College Retirement Equities Fund, a companion organization to TIAA. CREF is described in a separate prospectus that you may obtain by calling 877 518-9161.

Fund  An investment company that is registered with the SEC in which an investment account invests. The funds are listed on the front page of this prospectus.

Guaranteed Period  The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method  How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option  Any of the ways you can receive your annuity income. It is also referred to as an “annuity option.”

Investment Account  A subaccount of the separate account which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts.

NYSE  New York Stock Exchange.

Participant  Any person who owns a TIAA contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

TIAA-CREF Funds (Equity Funds)  TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth & Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Small-Cap Equity Fund, and TIAA-CREF Social Choice Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds)  TIAA-CREF Bond Fund, TIAA-CREF Bond Index Fund, TIAA-CREF Bond Plus Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account  The assets and liabilities of the Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The Real Estate Account is described in a separate prospectus that you may obtain by calling 877 518-9161.

TIAA Access ■ Prospectus	5

TIAA Traditional Annuity  The guaranteed annuity benefits under your contract. Amounts allocated to the traditional annuity under your contract buy a guaranteed minimum of lifetime income for you, in accordance with the applicable rate schedule or rate schedules.

Valuation Day  Any business day.

SUMMARY

Read this summary together with the detailed information you will find in the rest of the prospectus.

WHAT IS THIS PRODUCT?

It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payment based on the amounts accumulated as lifetime income or through other payment options.

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

You may allocate premiums among investment accounts of the separate account that, in turn, invest in the funds listed below. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Institutional Class of the following TIAA-CREF Funds:

•	TIAA-CREF Bond Fund

•	TIAA-CREF Bond Index Fund

•	TIAA-CREF Bond Plus Fund

•	TIAA-CREF Emerging Markets Equity Fund

•	TIAA-CREF Emerging Markets Equity Index Fund

•	TIAA-CREF Equity Index Fund

•	TIAA-CREF Growth & Income Fund

•	TIAA-CREF High-Yield Fund

•	TIAA-CREF Inflation-Linked Bond Fund

•	TIAA-CREF International Equity Fund

•	TIAA-CREF International Equity Index Fund

•	TIAA-CREF Large-Cap Growth Fund

•	TIAA-CREF Large-Cap Growth Index Fund

•	TIAA-CREF Large-Cap Value Fund

•	TIAA-CREF Large-Cap Value Index Fund

6	Prospectus ■ TIAA Access

•	TIAA-CREF Lifecycle Funds (Retirement Income Fund, 2010 Fund, 2015 Fund, 2020 Fund, 2025 Fund, 2030 Fund, 2035 Fund, 2040 Fund, 2045 Fund, 2050 Fund, and 2055 Fund)

•	TIAA-CREF Mid-Cap Growth Fund

•	TIAA-CREF Mid-Cap Value Fund

•	TIAA-CREF Money Market Fund

•	TIAA-CREF Real Estate Securities Fund

•	TIAA-CREF S&P 500 Index Fund

•	TIAA-CREF Short-Term Bond Fund

•	TIAA-CREF Small-Cap Blend Index Fund

•	TIAA-CREF Small-Cap Equity Fund

•	TIAA-CREF Social Choice Equity Fund

The following non-TIAA-CREF Funds:

•	American Funds EuroPacific Growth Fund (Class R-5)

•	American Funds Washington Mutual Investors Fund (Class R-5)

•	DFA Emerging Markets Portfolio (Institutional Class)

•	Dodge & Cox International Stock Fund

•	T. Rowe Price® Institutional Large-Cap Growth Fund

•	Vanguard Emerging Markets Stock Index Fund (Signal Shares)

•	Vanguard Explorer Fund (Investor Shares)

•	Vanguard Intermediate-Term Treasury Fund (Investor Shares)

•	Vanguard Selected Value Fund (Investor Shares)

•	Vanguard Small-Cap Value Index Fund (Investor Shares)

•	Vanguard Wellington Fund (Investor Shares)

•	Western Asset Core Plus Bond Fund (Class I)

TIAA reserves the right to change the investment accounts available in the future.

You may also allocate your premiums under your contract to the TIAA Traditional Annuity and the TIAA Real Estate Account, if permitted by your employer’s plan. See “Starting Out.” As with all variable annuities, your accumulation in your contract can increase or decrease, depending on how well the funds underlying your selected investment accounts perform over time. TIAA doesn’t guarantee the investment performance of the funds or the investment accounts, and you bear the entire investment risk.

WHAT EXPENSES MUST I PAY UNDER THE CONTRACT?

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering your contract.

TIAA Access ■ Prospectus	7

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer cash value between investment accounts. State premium taxes may also be deducted.

CONTRACTOWNER TRANSACTION EXPENSES

	Maximum Contractual Fees	Current Fees
Sales load imposed on purchases (as a percentage of premiums)	None	None
Surrender charge (as a percentage of premiums or amount surrendered, as applicable)	None	None
Transfer fee*	None	None
Contract fee	None	None

*	We reserve the right to administer and collect purchase and redemption fees on behalf of any of the underlying funds that may impose them.

This next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

SEPARATE ACCOUNT ANNUAL EXPENSES—ACCUMULATION EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.70%
Total separate account annual charges	2.00%	0.75%

SEPARATE ACCOUNT ANNUAL EXPENSES—PAYOUT ANNUITY EXPENSES

(as a percentage of average account value)

	Maximum Contractual Fees	Current Fees
Mortality and expense risk charge	0.50%	0.05%
Administrative expense charge	1.50%	0.29%
Total separate account annual charges	2.00%	0.34%

The following table shows the total operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The table shows the minimum and maximum total operating expenses of the funds for the most recently ended fiscal year.†

Each investment account of the separate account purchases shares of the corresponding funds at net asset value. The net asset value reflects the investment advisory fees and other expenses that are deducted from the assets of the funds. The advisory fees and other expenses are not fixed or specified under the terms of your contract, and they may vary from year to year. These fees and expenses are described in more detail in each fund’s prospectus.

8	Prospectus ■ TIAA Access

RANGE OF TOTAL ANNUAL FUND OPERATING EXPENSES†

	Minimum Expenses	Maximum Expenses
Total Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses‡	0.07%	1.61%
Net Annual Fund Operating Expenses that are deducted from fund assets, including management fees and other expenses—after any contractual waivers or reimbursements (the range of expiration dates for contractual waivers is July 31, 2013 to February 28, 2014)‡	0.07%	0.95%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

‡	Including the expenses of any underlying funds in which the funds may invest.

The following table lists the annual expenses for each fund’s most recently ended or otherwise applicable fiscal year,† as a percentage of each fund’s average net assets. Expenses of the funds may be higher or lower in the future and could vary during a contract year because the funds have different fiscal year ends and certain fund information is not available as of the date of this prospectus. For the most current information concerning each fund’s fees and expenses, see the fund’s most current prospectus.

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
The Institutional Class of the
TIAA-CREF Bond Fund[1]	0.29%	—	0.04%	—	0.33%	—	0.33%
TIAA-CREF Bond Index Fund[1]	0.10%	—	0.05%	—	0.15%	0.02%	0.13%
TIAA-CREF Bond Plus Fund[1]	0.30%	—	0.05%	—	0.35%	—	0.35%
TIAA-CREF Emerging Markets Equity Fund[1,2]	0.85%	—	0.14%	—	0.99%	0.04%	0.95%
TIAA-CREF Emerging Markets Equity Index Fund[1,2]	0.14%	—	0.24%	—	0.38%	0.13%	0.25%
TIAA-CREF Equity Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Growth & Income Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF High-Yield Fund[1,2]	0.35%	—	0.04%	—	0.39%	—	0.39%

TIAA Access ■ Prospectus	9

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
TIAA-CREF Inflation-Linked Bond Fund[1]	0.25%	—	0.03%	—	0.28%	—	0.28%
TIAA-CREF International Equity Fund[1,2]	0.49%	—	0.03%	—	0.52%	—	0.52%
TIAA-CREF International Equity Index Fund[1,2]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Large-Cap Growth Fund[1]	0.44%	—	0.03%	—	0.47%	—	0.47%
TIAA-CREF Large-Cap Growth Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Large-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Large-Cap Value Index Fund[1]	0.04%	—	0.04%	—	0.08%	—	0.08%
TIAA-CREF Lifecycle Funds
• Lifecycle Retirement Income Fund[3]	0.10%	—	0.12%	0.39%	0.61%	0.22%	0.39%
• Lifecycle 2010 Fund[3]	0.10%	—	0.04%	0.41%	0.55%	0.14%	0.41%
• Lifecycle 2015 Fund[3]	0.10%	—	0.03%	0.42%	0.55%	0.13%	0.42%
• Lifecycle 2020 Fund[3]	0.10%	—	0.03%	0.44%	0.57%	0.13%	0.44%
• Lifecycle 2025 Fund[3]	0.10%	—	0.03%	0.46%	0.59%	0.13%	0.46%
• Lifecycle 2030 Fund[3]	0.10%	—	0.03%	0.47%	0.60%	0.13%	0.47%
• Lifecycle 2035 Fund[3]	0.10%	—	0.03%	0.48%	0.61%	0.13%	0.48%
• Lifecycle 2040 Fund[3]	0.10%	—	0.03%	0.49%	0.62%	0.13%	0.49%
• Lifecycle 2045 Fund[3]	0.10%	—	0.07%	0.49%	0.66%	0.17%	0.49%
• Lifecycle 2050 Fund[3]	0.10%	—	0.11%	0.49%	0.70%	0.21%	0.49%
• Lifecycle 2055 Fund[3]	0.10%	—	1.02%	0.49%	1.61%	1.12%	0.49%
TIAA-CREF Mid-Cap Growth Fund[1]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Mid-Cap Value Fund[1]	0.44%	—	0.02%	—	0.46%	—	0.46%
TIAA-CREF Money Market Fund[1]	0.10%	—	0.03%	—	0.13%	—	0.13%
TIAA-CREF Real Estate Securities Fund[1]	0.50%	—	0.04%	—	0.54%	—	0.54%
TIAA-CREF S&P 500 Index Fund[1]	0.04%	—	0.03%	—	0.07%	—	0.07%
TIAA-CREF Short-Term Bond Fund[1]	0.25%	—	0.06%	—	0.31%	0.01%	0.30%
TIAA-CREF Small-Cap Blend Index Fund[1,2]	0.04%	—	0.04%	0.07%	0.15%	—	0.15%
TIAA-CREF Small-Cap Equity Fund[1,2]	0.45%	—	0.03%	—	0.48%	—	0.48%
TIAA-CREF Social Choice Equity Fund[1]	0.15%	—	0.04%	—	0.19%	—	0.19%

10	Prospectus ■ TIAA Access

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(continued)

	Management (investment advisory) Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses§4	Total Annual Fund Operating Expenses	Expense Reimburse- ments/ Waivers	Net Annual Fund Operating Expenses
American Funds EuroPacific Growth Fund (Class R-5)	0.42%	—	0.13%	—	0.55%	—	0.55%
American Funds Washington Mutual Investors Fund (Class R-5)	0.24%	—	0.11%	—	0.35%	—	0.35%
DFA Emerging Markets Portfolio (Institutional Class)	0.50%	—	0.11%	—	0.61%	—	0.61%
Dodge & Cox International Stock Fund	0.60%	—	0.04%	—	0.64%	—	0.64%
T. Rowe Price® Institutional Large-Cap Growth Fund	0.55%	—	0.02%	—	0.57%	—	0.57%
Vanguard Emerging Markets Stock Index Fund (Signal Shares)	0.10%	—	0.08%	—	0.18%	—	0.18%
Vanguard Explorer Fund (Investor Shares)	0.46%	—	0.03%	—	0.49%	—	0.49%
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	0.16%	—	0.04%	—	0.20%	—	0.20%
Vanguard Selected Value Fund (Investor Shares)	0.36%	—	0.02%	—	0.38%	—	0.38%
Vanguard Small-Cap Value Index Fund (Investor Shares)	0.20%	—	0.04%	—	0.24%	—	0.24%
Vanguard Wellington Fund (Investor Shares)	0.23%	—	0.02%	—	0.25%	—	0.25%
Western Asset Core Plus Bond Fund (Class I)[5]	0.40%	—	0.06%	—	0.46%	—	0.46%

†

The most recently ended fiscal year for the TIAA-CREF Lifecycle Funds is May 31, 2012; most recently ended fiscal year for the TIAA-CREF Funds (Real Estate Securities Fund and Fixed-Income Funds) is March 31, 2013; most recently ended fiscal year for the TIAA-CREF Funds (Equity Funds) is October 31, 2012; most recently ended fiscal year for the DFA Emerging Markets Portfolio, the Vanguard Emerging Markets Stock Index Fund, the Vanguard Explorer Fund, and the Vanguard Selected Value Fund is October 31, 2012; most recently ended fiscal year for the Vanguard Wellington Fund is November 30, 2012; most recently ended fiscal year for the Dodge & Cox International Stock Fund, the T. Rowe Price® Institutional Large-Cap Growth Fund, the Vanguard Small-Cap Value Index Fund, and the Western Asset Core Plus Bond Fund is December 31, 2012; most recently ended fiscal year for the Vanguard Intermediate-Term Treasury Fund is January 31, 2013; most recently ended fiscal year for the American Funds EuroPacific Growth Fund is March 31, 2013; and most recently ended fiscal year for the American Funds Washington Mutual Investors Fund is April 30, 2013. More information concerning each fund’s fees and expenses is contained in the prospectus for the fund.

§

The Lifecycle Funds are “funds of funds” that invest substantially all of their respective assets in shares of various other underlying portfolios of the Institutional Class of the TIAA-CREF Funds. In addition, TIAA-CREF Small-Cap Blend Index Fund invests a small portion of its assets in shares of various other underlying portfolios. These funds have their own expenses and bear a portion of the operating expenses of the underlying portfolios in which they invest, including the Management Fee. The figures shown for Acquired

TIAA Access ■ Prospectus	11

TOTAL ANNUAL FUND OPERATING EXPENSES BY FUND

(concluded)

Fund Fees and Expenses reflect the portion of the underlying portfolios’ expenses. Contractowners may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of the funds that invest in the underlying portfolios.

[1]

Under the TIAA-CREF Funds’ expense reimbursement arrangements, the funds’ investment adviser, Teachers Advisors, Inc., has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions or other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed the following annual rates of average daily net assets: (A) 0.09% for Large-Cap Growth Index Fund, Large-Cap Value Index Fund, Equity Index Fund, S&P 500 Index Fund and Small-Cap Blend Index Fund; 0.15% for International Equity Index Fund; 0.22% for Social Choice Equity Fund; 0.25% for Emerging Markets Equity Index Fund; 0.52% for Growth & Income Fund, Large-Cap Growth Fund and Large-Cap Value Fund; 0.55% for Mid-Cap Growth Fund, Mid-Cap Value Fund and Small-Cap Equity Fund; 0.60% for International Equity Fund and 0.95% for Emerging Markets Equity Fund. These expense reimbursement arrangements will continue through at least February 28, 2014, unless changed with approval of the Board of Trustees; and (B) 0.13% for Bond Index Fund; 0.15% for Money Market Fund; 0.30% for Short-Term Bond Fund; 0.35% for Bond Fund, Bond Plus Fund and Inflation-Linked Bond Fund; 0.40% for High-Yield Fund and 0.57% for Real Estate Securities Fund. These expense reimbursement arrangements will continue through at least July 31, 2013, unless changed with approval of the Board of Trustees.

[2]

A fee (the “Redemption Fee”) applies and is payable to the indicated funds on shares of those funds that are redeemed or exchanged within 60 calendar days of the initial purchase date. The Redemption Fee is based on the total aggregate dollar amount of the redemption or exchange. The Redemption Fee may be waived in certain circumstances.

[3]

Teachers Advisors, Inc., the Lifecycle Funds’ investment adviser (“Advisors”), has contractually agreed to waive its 0.10% Management Fee on each fund through September 30, 2013. In addition, Advisors has contractually agreed to reimburse the funds for any Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage and other transactional expenses, Acquired Fund Fees and Expenses and extraordinary expenses) that exceed 0.00% of average daily net assets for Institutional Class shares of the funds. These expense reimbursement arrangements will continue through at least September 30, 2013 unless changed with approval of the Board of Trustees.

[4]

“Acquired Fund Fees and Expenses” are the funds’ proportionate amount of the expenses of any investment companies or pools in which they invest. These expenses are not paid directly by fund shareholders. Instead, fund shareholders bear these expenses indirectly because they reduce fund performance. Because “Acquired Fund Fees and Expenses” are included in the chart above, the funds’ operating expenses here will not correlate with the expenses included in the Financial Highlights in the funds’ prospectuses and the funds’ most recent annual reports.

[5]

With respect to the Class I shares, the Fund may pay fees for record-keeping and similar services performed for the share class. As a result, the operating expenses of the share class may increase over time. If the fees are paid with respect to additional assets invested in the Class I shares, the expenses of the share class may increase.

The following Examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, separate account annual expenses, and annual fund operating expenses.

These Examples assume that you invest $10,000 in a contract for the time periods indicated. The Examples also assume that your investment has a 5% return each year and assume the maximum and minimum fees and expenses of any of the

12	Prospectus ■ TIAA Access

funds. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

ANNUAL EXPENSE DEDUCTIONS FROM NET ASSETS

	1 Year	3 Years	5 Years	10 Years
MAXIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$242	$745	$1,274	$2,720
MINIMUM
If you surrender, annuitize, or remain invested in the contract at the end of the applicable time period:	$84	$263	$457	$1,017

The examples should not be considered a representation of past or future expenses or annual rates of return of any fund. Actual expenses and annual rates of return may be more or less than those assumed for the purpose of the examples. For more information, see “Charges” below.

For Condensed Financial Information pertaining to each investment account, please see Appendix A to this prospectus.

HOW DO I PURCHASE A CONTRACT?

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

CAN I CANCEL MY CONTRACT?

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with

TIAA Access ■ Prospectus	13

the contract’s Right to Examine provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the contract is issued. To cancel a contract, mail or deliver the contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your contract) to our home office. We will cancel the contract, then send either the current accumulation or the premium, depending on the state in which your contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

CAN I TRANSFER AMONG THE INVESTMENT ACCOUNTS OR MAKE CASH WITHDRAWALS FROM THE CONTRACT?

Yes, you may transfer among investment accounts and make cash withdrawals from your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your contract.

Cash withdrawals may be taxed and you may have to pay a tax penalty if you take a cash withdrawal before age 59 1/2.

WHAT ARE MY OPTIONS FOR RECEIVING ANNUITY PAYMENTS UNDER THE CONTRACT?

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Such variable annuity payments will increase or decrease, depending on how well the funds underlying the

14	Prospectus ■ TIAA Access

investment accounts perform over time. Your payments will also change depending on the income change method you choose, i.e., whether you choose to have your payments revalued monthly or annually.

WHAT DEATH BENEFITS ARE AVAILABLE UNDER THE CONTRACT?

If you die before receiving annuity payments, your beneficiary can receive a death benefit. The death benefit equals the accumulation under the contract. For details, see “Death Benefits.”

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional amounts and variable annuities such as the TIAA Real Estate Account (described in a separate prospectus) and TIAA Access (described in this prospectus). TIAA also offers life insurance.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF, serving approximately 3.9 million people and approximately 15,000 institutions as of December 31, 2012, form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems in the U.S., based on assets under management. As of December 31, 2012, TIAA’s total statutory admitted assets were approximately $237 billion; the combined assets for TIAA, CREF and other entities within the TIAA-CREF organization (including TIAA-sponsored mutual funds) totaled approximately $502 billion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF products.

THE SEPARATE ACCOUNT

TIAA Separate Account VA-3 was established as of May 17, 2006 as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

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Although TIAA owns the assets of the separate account and the obligations under the contract are obligations of TIAA, the contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

ADDING, CLOSING, OR SUBSTITUTING PORTFOLIOS

The separate account currently consists of 47 investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contractowners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

CHANGES TO THE CONTRACT

We can also make any changes to the separate account or to the contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the contract to another insurance company.

VOTING RIGHTS

The separate account is the legal owner of the shares of the funds offered through your contract. It therefore has the right to vote its shares at any meeting

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of the funds’ shareholders. When shareholder meetings are held, we will give the contractowner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contractowners may control the outcome of a vote. The number of fund shares attributable to a contractowner is determined by dividing the contractowner’s interest in the applicable investment account by the net asset value per share of the underlying fund.

YOUR INVESTMENT OPTIONS

The separate account is designed to invest in the funds described below. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract.

Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the contract have names similar to funds not available through the contract. The performance of a fund not available through the contract does not indicate performance of a similarly named fund available through the contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

INVESTMENT OBJECTIVES OF UNDERLYING FUNDS

Though the investment accounts are available under the terms of your contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

You should consider the investment objectives, risks, and charges and expenses of the funds carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and statements of additional information. Investors can call 877 518-9161 to obtain a fund’s prospectus and statement of additional information. You should read the funds’ prospectuses carefully before investing in the funds.

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Below is a description of each fund’s investment objective, as well as additional information about certain funds, as applicable. The funds may not achieve their stated objectives.

The separate account will hold shares in the following funds:

The Institutional Class of the following TIAA-CREF Funds:

TIAA-CREF Bond Fund

The Fund seeks as favorable a long-term total return through income as is consistent with preserving capital, primarily from investment-grade fixed-income securities.

TIAA-CREF Bond Index Fund

The Fund seeks a favorable long-term total return, mainly from current income, by primarily investing in a portfolio of fixed-income securities that is designed to produce a return that corresponds with the total return of the U.S. investment-grade bond market based on a broad bond index. The Fund primarily invests its assets in bonds selected to track the Barclays Capital U.S. Aggregate Bond Index.

TIAA-CREF Bond Plus Fund

The Fund seeks a favorable long-term return, primarily through high current income consistent with preserving capital.

TIAA-CREF Emerging Markets Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments.

TIAA-CREF Emerging Markets Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of emerging markets equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI® Emerging Markets Index.

TIAA-CREF Equity Index Fund

The Fund seeks a favorable long-term total return, mainly from capital appreciation, by investing primarily in a portfolio of equity securities selected to track the overall U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 3000® Index.

TIAA-CREF Growth & Income Fund

The Fund seeks a favorable long-term total return, through both capital appreciation and investment income, primarily from income-producing equity securities.

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TIAA-CREF High-Yield Fund

The Fund seeks high current income and, when consistent with its primary objective, capital appreciation.

TIAA-CREF Inflation-Linked Bond Fund

The Fund seeks a long-term rate of return that outpaces inflation, primarily through investment in inflation-linked bonds.

TIAA-CREF International Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of foreign issuers.

TIAA-CREF International Equity Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of foreign equity investments based on a market index. The Fund primarily invests its assets in securities selected to track the MSCI EAFE® Index.

TIAA-CREF Large-Cap Growth Fund

The Fund seeks a favorable long-term return, mainly through capital appreciation, primarily from equity securities.

TIAA-CREF Large-Cap Growth Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic growth companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Growth Index.

TIAA-CREF Large-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of large domestic companies.

TIAA-CREF Large-Cap Value Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic value companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 1000® Value Index.

TIAA-CREF Lifecycle Funds

In general, the Lifecycle Funds (except for the Retirement Income Fund) are designed for investors who have a specific target retirement year in mind. The Lifecycle Funds invest in underlying funds according to an asset allocation strategy designed for investors planning to retire in or within a few years of the year included in the name of the Lifecycle Fund. The Lifecycle Funds’ investments are

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adjusted from more aggressive to more conservative over time as a target retirement year approaches and for approximately seven to ten years afterwards, and seek to achieve their final target allocation seven to ten years following the target date.

•	Lifecycle Retirement Income Fund

The Lifecycle Retirement Income Fund seeks high total return over time primarily through income, with a secondary emphasis on capital appreciation.

•	Lifecycle 2010 Fund

The Lifecycle 2010 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2015 Fund

The Lifecycle 2015 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2020 Fund

The Lifecycle 2020 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2025 Fund

The Lifecycle 2025 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2030 Fund

The Lifecycle 2030 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2035 Fund

The Lifecycle 2035 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2040 Fund

The Lifecycle 2040 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2045 Fund

The Lifecycle 2045 Fund seeks high total return over time through a combination of capital appreciation and income.

•	Lifecycle 2050 Fund

The Lifecycle 2050 Fund seeks high total return over time through a combination of capital appreciation and income.

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•	Lifecycle 2055 Fund

The Lifecycle 2055 Fund seeks high total return over time through a combination of capital appreciation and income.

TIAA-CREF Mid-Cap Growth Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Mid-Cap Value Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of medium-sized domestic companies.

TIAA-CREF Money Market Fund1

The Fund seeks high current income consistent with maintaining liquidity and preserving capital.

TIAA-CREF Real Estate Securities Fund

The Fund seeks to obtain a favorable long-term total return through both capital appreciation and current income, by investing primarily in equity securities of companies principally engaged in or related to the real estate industry.

TIAA-CREF S&P 500 Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities of large domestic companies selected to track U.S. equity markets based on a market index. The Fund primarily invests its assets in securities selected to track the S&P 500® Index.

TIAA-CREF Short-Term Bond Fund

The Fund seeks high current income consistent with preservation of capital.

TIAA-CREF Small-Cap Blend Index Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, by investing primarily in a portfolio of equity securities in smaller domestic companies based on a market index. The Fund primarily invests its assets in securities selected to track the Russell 2000® Index.

TIAA-CREF Small-Cap Equity Fund

The Fund seeks a favorable long-term total return, mainly through capital appreciation, primarily from equity securities of smaller domestic companies.

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TIAA-CREF Social Choice Equity Fund

The Fund seeks a favorable long-term total return that reflects the investment performance of the overall U.S. stock market while giving special consideration to certain social criteria.

The following non-TIAA-CREF Funds:

American Funds EuroPacific Growth Fund (Class R-5)

The fund seeks to provide you with long-term growth of capital. The fund invests primarily in common stocks of issuers in Europe and the Pacific Basin.

American Funds Washington Mutual Investors Fund (Class R-5)

The fund seeks to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing.

DFA Emerging Markets Portfolio (Institutional Class)

The investment objective of the Emerging Markets Portfolio is to achieve long-term capital appreciation.

Dodge & Cox International Stock Fund

The fund seeks long-term growth of principal and income.

T. Rowe Price® Institutional Large-Cap Growth Fund

The fund seeks to provide long-term capital appreciation through investments in common stocks of growth companies.

Vanguard Emerging Markets Stock Index Fund (Signal Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in emerging market countries. The fund primarily invests its assets in securities selected to track the FTSE Emerging Index.

Vanguard Explorer Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation. The fund uses a multimanager approach that provides exposure to a broad universe of small-company growth stocks.

Vanguard Intermediate-Term Treasury Fund (Investor Shares)

The fund seeks to provide a moderate and sustainable level of current income. The fund invests primarily in intermediate-term U.S. Treasury obligations with an average maturity of 5-10 years.

Vanguard Selected Value Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and income. The fund invests in mid-capitalization stocks, using a multimanager structure that provides diversification and mitigates risk.

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Vanguard Small-Cap Value Index Fund (Investor Shares)

The fund seeks to track the performance of a benchmark index that measures the investment return of small-capitalization value stocks. The fund primarily invests its assets in securities selected to track the CRSP US Small Cap Value Index.

Vanguard Wellington Fund (Investor Shares)

The fund seeks to provide long-term capital appreciation and reasonable current income.

Western Asset Core Plus Bond Fund (Class I)

The fund seeks to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain an average duration specified for the fund. Although the fund may invest in securities of any maturity, the fund will normally maintain a dollar-weighted average effective duration within 30% of the average duration of the domestic bond market as a whole as measured by the fund’s subadvisers (generally, this range is 2.5 - 7 years).

[1]

There is no assurance that this fund will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset-based separate account charges, the yield on this investment account may become low and possibly negative. As of the date of this prospectus, the yield on this investment account is negative.

Additional investment information and options

All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your variable annuity contract.

You may also opt under your contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or the TIAA Real Estate Account. See “Starting Out.” Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

THE INVESTMENT ADVISORS

Teachers Advisors, Inc. (“Advisors”) manages the assets of the TIAA-CREF Funds, which include the TIAA-CREF Lifecycle Funds. Advisors is a subsidiary of TIAA. Capital Research and Management Company (“CRMC”) manages the assets of American Funds EuroPacific Growth Fund and American Funds Washington Mutual Investors Fund. Legg Mason Partners Fund Advisor, LLC (“Legg Mason”) manages the assets of the Western Asset Core Plus Bond Fund (Class I). In order to assist in carrying out its investment advisory responsibilities, Legg Mason has retained Western Asset Management Company (“Western”), Western Asset Management Company Limited in London (“WAML”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Singapore”) and Western Asset Management Company Ltd in Japan (“Western Japan”) to render advisory services

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to the fund. T. Rowe Price® Associates, Inc. (“T. Rowe Price”) manages the assets of the T. Rowe Price® Institutional Large-Cap Growth Fund. Barrow, Hanley, Mewhinney & Strauss, LLC and Donald Smith & Co., Inc. manage the assets of Vanguard Selected Value Fund (Investor Shares); Century Capital Management, LLC, Chartwell Investment Partners, L.P., Granahan Investment Management, Inc., Kalmar Investment Advisers, Wellington Management Company, LLP and The Vanguard Group, Inc. manage the assets of Vanguard Explorer Fund (Investor Shares); Wellington Management Company, LLP manages the assets of Vanguard Wellington Fund (Investor Shares); The Vanguard Group, Inc. manages the assets of Vanguard Emerging Markets Stock Index Fund (Signal Shares), Vanguard Small-Cap Value Index Fund (Investor Shares), and Vanguard Intermediate-Term Treasury Fund (Investor Shares) (together, the Vanguard funds’ investment advisors are referred to as “Vanguard Fund Advisors”). Dodge & Cox (“Dodge & Cox”) manages the assets of Dodge & Cox International Stock Fund. Dimensional Fund Advisors LP (“Dimensional”) manages the assets of DFA Emerging Markets Portfolio (Institutional Class). Advisors, CRMC, Legg Mason, Western, WAML, Western Singapore, Western Japan, T. Rowe Price, Vanguard Fund Advisors, Dodge & Cox and Dimensional are registered with the SEC as investment advisors under the Investment Advisers Act of 1940.

THE BROKER-DEALER

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the contracts.

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE FUNDS

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

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These arrangements may be a factor that we consider in including funds as underlying investment options of the investment account.

THE ANNUITY CONTRACTS

We offer the following types of contracts:

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

•

Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

•

GRA premiums can come from only your employer or both you and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

•	Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These are for voluntary tax-deferred annuity (“TDA”) plans.

•

SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

•	Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

•	Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

•	Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from

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these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. State regulatory approval may be pending for certain of these contracts and they may not currently be available in your state.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain Income Options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your contract along with this prospectus to understand the product features and charges under your contract.

Tax Deferral. You or your employer can purchase these contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800 842-2252.

STARTING OUT

Generally, we will issue a contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request

26	Prospectus ■ TIAA Access

is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

When we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

You may stop premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA generally doesn’t restrict the amount or frequency of payment of premiums to your contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

In most cases, we accept premiums to a contract during your accumulation period. Premiums will be credited to your contract as of the end of the business day in which we receive them at the location that we will designate by prior written notice, in good order and in accordance with procedures established by us or as required by law. Once your first premium has been paid, your contract cannot lapse or be forfeited for nonpayment of premiums. Note that we cannot accept money orders or travelers checks. In addition, we will not accept a third-party check where the relationship of the payor to the contractowner cannot be identified from the face of the check.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the contract, and only as permitted under the terms of your employer’s plan. You may

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also transfer accumulations to the CREF accounts, and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF accounts, TIAA Real Estate Account and any mutual funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF accounts, TIAA Real Estate Account and the funds, are found in the prospectuses. The CREF accounts, TIAA Real Estate Account and the funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877 518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800 842-2252.

To change your allocation choices for future premiums, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

To help the U.S. government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a contract.

What this means for you: When you apply for a contract, we will ask for your name, street address (not a post office box), date of birth, Social Security Number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a contract or effect any transactions for you.

In certain circumstances, we may be required to block a contractowner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your contract to government regulators without notice or consent.

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ACCUMULATION UNITS

DETERMINING THE VALUE OF YOUR CONTRACT—INVESTMENT ACCOUNTS

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. For information regarding how we price your initial premium, see “Starting Out.” To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the business day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contractowners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus
		(ii):	investment income and capital gains distributed to the investment account; less
		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.
(b)	equals	the value of the fund shares in the investment account as of the last valuation day, including the net effect of contractowners’ transactions.

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Number of Accumulation Units. The number of accumulation units in an investment account under your contract will be increased by:

•	any premiums you allocate to that investment account; and

•	any transfers you make to that investment account.

The number of accumulation units in an investment account under your contract will be decreased by:

•	the application of any accumulations to provide any form of benefit; and

•	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

TO CHANGE YOUR INVESTMENT ALLOCATIONS

To make a change to your future investment allocation percentages, you can write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201 or call 800 842-2252 or use the TIAA-CREF website’s account access feature at www.tiaa-cref.org. You may be required to complete and return certain forms (in good order) to effect these transactions. If you have any questions, call us at 800 842-2252. To make specific transfers, see “How to Make Transfers and Withdraw Cash,” below.

HOW TO TRANSFER AND WITHDRAW YOUR MONEY

Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your contract. These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your contract. Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. In the future, we may eliminate these minimum transaction levels. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. Note that a fund underlying an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See the funds’ prospectuses for information on these restrictions.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future business day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any

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investment account or would be to the disadvantage of other contractowners. (See “Market Timing/Excessive Trading Policy.”)

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits, then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan (see “Spouse’s Rights to Benefits”).

SYSTEMATIC TRANSFERS AND WITHDRAWALS

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

HOW TO MAKE TRANSFERS AND WITHDRAW CASH

To request a transfer or to withdraw cash, you can:

•	write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

•	call our Automated Telephone Service (24 hours a day) at 800 842-2252; or

•	for internal transfers, use the TIAA-CREF website’s account access feature at www.tiaa-cref.org.

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences.

TRANSFERS TO AND FROM OTHER TIAA-CREF ACCOUNTS AND FUNDS

Subject to your employer’s plan, current tax law or the terms of your contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts or to funds offered under the terms of your plan. We reserve the right to limit these transfers to once per quarter per investment account.

Subject to your employer’s plan, current tax law or the terms of your contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or TIAA annuities, such as TIAA

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Real Estate Account, to the investment accounts. Transfers from TIAA’s Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your contract.

Accumulation that is transferred from investment accounts under this contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this contract and part of the accumulation under the contract. Transfers to any other accounts which are not offered under the terms of this contract are no longer part of this contract and its accumulation.

These transfers must generally be at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

TRANSFERS TO OTHER COMPANIES

Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under the Retirement Choice and Retirement Choice Plus Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this contract, subject to the terms of your plan, and without your consent.

TRANSFERS FROM OTHER COMPANIES/PLANS

Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds in a private 457(b) plan can be transferred to another private 457(b) plan only. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an  IRA.

WITHDRAWING CASH

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permits it (see below). Normally, you can’t withdraw money from your contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make cash

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withdrawals from your accumulation under most voluntary salary reduction agreements. Withdrawals are generally available only if you reach age 59 1/2, leave your job, become disabled, or die, or if your employer terminates its retirement plan. If your employer’s plan permits, you may also be able to withdraw money if you encounter hardship, as defined by the IRS, but hardship withdrawals can be from contributions only, not investment earnings. You may be subject to a 10% penalty tax if you make a withdrawal before you reach age 59 1/2, unless an exception applies to your situation.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 or leave your job or are faced with an unforeseeable emergency (as defined by law). There are generally no early withdrawal tax penalties if you withdraw under any of these circumstances (i.e., no 10% tax on distributions prior to age 59 1/2).

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to a bank account not on file, to an address other than the address of record, or to an address of record that has been changed within the last 14 calendar days. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

SYSTEMATIC WITHDRAWALS TO PAY FINANCIAL ADVISOR FEES

If permitted by your employer’s plan, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that one other series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

MARKET TIMING/EXCESSIVE TRADING POLICY

There are contractowners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money

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is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contractowners. In addition, market timing can interfere with efficient portfolio management and cause dilution, if timers are able to take advantage of pricing inefficiencies. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, such as the TIAA-CREF International Equity Fund, the TIAA-CREF International Equity Index Fund, the TIAA-CREF Emerging Markets Equity Fund, the TIAA-CREF Emerging Markets Equity Index Fund, the American Funds EuroPacific Growth Fund, the Vanguard Emerging Markets Stock Index Fund, the Dodge & Cox International Stock Fund, and the DFA Emerging Markets Portfolio.

We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contractowners who make a transfer out of any one of the investment accounts available under the contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancings, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contractowner’s ability to make transfers by telephone, fax or over the Internet. We also may stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar activity could be handled differently with the result that some market timing activity may not be detected.

We seek to apply our market timing and other transfer policies uniformly to all contractowners. We reserve the right to waive these policies where management believes that the waiver is in the contractowners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contractowners from the

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effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. The contract is not appropriate for market timing. You should not invest in the contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time that we are unable to purchase or redeem shares of any of the funds under the separate account.

Contractowners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, there could be dilution in the value of account shares held by long-term participants, increased transaction costs, and interference with the efficient portfolio management of the affected fund.

The funds available as investment options under the contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. The prospectuses for the funds describe any such policies and procedures. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading polices and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the market timing and excessive trading policies established by the fund.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

TIMING OF PAYMENTS TO YOU

In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

•	cash withdrawals;

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•	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;

•	payments under a fixed-period annuity; and

•	death benefits.

Each of these types of payments is described further below. The seven-day period may be extended in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company). If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund is liquidated.

RECEIVING ANNUITY INCOME

THE ANNUITY PERIOD IN GENERAL

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877 518-9161.) Participants in any other investment accounts who wish to elect annuity income can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into TIAA Traditional, TIAA Real Estate, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity contract free of a 10% early distribution penalty tax. Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your contract shortly after you reach the later of age 70 1/2 or you retire. Also, you can’t begin a one-life annuity after you reach age 90, nor may you begin a two-life annuity after either you or your annuity partner reach age 90.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but

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once you have started payments you usually can’t change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

Your initial income payments are based on your accumulation on the last valuation day before the annuity starting date. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

ANNUITY STARTING DATE

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days after payments begin may be used to provide additional annuity income. Premiums received after 70 days will remain in your accumulating annuity contract until you give us further instructions. For example, if we receive a premium from you 30 days after payments begin, we will recalculate your payments so you will receive additional annuity income. However, if we receive a premium from you 90 days after payments begin, then that premium would remain in the accumulation portion of the contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

INCOME OPTIONS

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan,

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tax law and ERISA may limit which income options you can use to receive income from an RA, GRA, SRA, GSRA, Retirement Choice, or Retirement Choice Plus Contract. Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

•

One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will continue to your beneficiary until the end of the period. If you don’t opt for a guaranteed period, all payments end at your death—so, it’s possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all contracts.)

•	Annuity for a Fixed Period: Pays income for any period you choose from five to 30 years (two to 30 years for RAs, GRAs, and SRAs). (This option is not available under all contracts.)

•

Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

•

Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. (Some employer plans allow you to elect this option earlier—contact TIAA for more information.) The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. (The option is not available under all contracts.)

You must apply your entire accumulation under a contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your contract and under the terms of your employer’s plan). This automatic payout option is not currently available under the Retirement Choice or Retirement Choice Plus Contracts. Instead, required minimum distributions will be paid directly from these contracts pursuant to the terms of your employer’s plan.

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For any of the income options described above, current federal tax law says that your guaranteed period can’t exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to annuity income on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

TRANSFERS DURING THE ANNUITY PERIOD

After you begin receiving annuity income, you can, subject to your employer’s plan, current tax law or the terms of your contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into TIAA’s Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March.

ANNUITY PAYMENTS

You are the annuitant under the contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first

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determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Calculating the Number of Annuity Units Payable: When a participant or a beneficiary converts all or a portion of his or her accumulation into an income-paying contract, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contractowners bear no mortality risk under their contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your contract will be reduced by the number of annuity units you transfer out of that income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your contract.

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change

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method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the value is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

DEATH BENEFITS

CHOOSING BENEFICIARIES

Death benefits under TIAA contracts are payable to the beneficiaries you name, which may be subject to the terms of your employer’s plan. When you purchase your annuity contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries anytime before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death.

YOUR SPOUSE’S RIGHTS

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

AMOUNT OF DEATH BENEFIT

If you die during the accumulation period, the death benefit is the amount of your accumulation. If you and your annuity partner die during the annuity

TIAA Access ■ Prospectus	41

period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the value of the remaining guaranteed payments.

PAYMENT OF DEATH BENEFIT

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

METHODS OF PAYMENT OF DEATH BENEFITS

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If death occurs while the annuity contract is in the accumulation stage, in most cases we can pay the death benefit using the TIAA-CREF Savings and Investment Plan (defined below). We will not do this if you preselected another option or if the beneficiary elects another option. Some beneficiaries, such as charities and certain estates or trusts, are not eligible for the Savings and Investment Plan. If your beneficiary is not eligible and does not specifically instruct us to start paying death benefits within a year of your death, we may start making payments to them over five years using the fixed-period annuity method of payment.

PAYMENTS DURING ACCUMULATION PERIOD

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

•	Single-Sum Payment, in which the entire death benefit is paid to your beneficiary at once;

•	One-Life Annuity With or Without Guaranteed Period, in which the death benefit is paid for the life of the beneficiary or through the guaranteed period;

•	Annuity for a Fixed Period of 5 to 30 years (not available under Retirement Choice and Retirement Choice Plus), in which the death benefit is paid for a fixed period;

•

Minimum Distribution Payments (also called the TIAA-CREF Savings and Investment Plan), which automatically pays income according to the Internal Revenue Code’s minimum distribution requirements. This payment method operates in much the same way as the minimum distribution option. It is possible under this method that your beneficiary will not receive income for life.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments.

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PAYMENTS DURING ANNUITY PERIOD

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your contract. Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

EMPLOYER PLAN FEE WITHDRAWALS

Your employer may, in accordance with the terms of your plan, and with TIAA’s approval, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, on your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA also reserves the right to suspend or reinstate its approval for a plan to make such withdrawals. The amount and the effective date of an employer plan fee withdrawal will be in accordance with the terms of your plan. TIAA will determine all values as of the end of the effective date under the plan.

An employer plan fee withdrawal cannot be revoked after its effective date under the plan. Each employer plan fee withdrawal will be made on a pro-rata basis from all your available TIAA and CREF Accounts. An employer plan fee withdrawal reduces the accumulation from which it is paid by the amount withdrawn. If allowed by your contract, your employer may also charge a fee on your Account to pay fees associated with administering the plan.

SPOUSE’S RIGHTS TO BENEFITS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your rights to choose certain benefits are restricted by the rights of your spouse to benefits as follows:

•	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.

•

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a

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death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under a such plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

WAIVER OF SPOUSE’S RIGHTS

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or

B)	an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

•	an income option other than a two-life annuity with your spouse as second annuitant; or

•	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or

•	a lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

CHARGES

SEPARATE ACCOUNT CHARGES

We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the contracts and to cover certain insurance risks borne by us. The contract allows for total separate account charges (i.e., administrative expense and mortality and expense risk charges) of up to 2.00% of net assets of the investment accounts annually. The total separate account charges for payout annuities will not exceed

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2.00% of net assets of the investment accounts annually. The current charges applicable to your contract are listed in the Summary at the beginning of this prospectus. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the contract.

OTHER CHARGES AND EXPENSES

Fund Expenses. Certain deductions and expenses of the underlying funds are paid out of the assets of the funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

No Deductions from Premiums or Surrender Charge. The contract provides for no front-end charges and no surrender charge.

Premium Taxes. Some states assess premium taxes on the premiums paid under the contract. We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your contract, and our status in the state. Generally, premium taxes range from 0% to 3.5%, depending on the state.

TAXES

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

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This contract may be purchased only in connection with a tax qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, transfers between qualified retirement plans and between 403(b) plans are not taxed. Transfers among the investment accounts also are not taxed.

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $17,500 per year ($23,000 per year if you are age 50 or older). Certain long-term employees may be able to defer up to $20,500 per year in a 403(b) plan ($26,000 per year if you are age 50 or older).

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan for employees of state and local governments is the lesser of $17,500 ($23,000 if you are age 50 or older) or 100% of “includable compensation” (as defined by law).

Note that the dollar amounts listed above are for 2013; different dollar limits may apply in future years.

Early Distributions: If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contractowner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

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Minimum Distribution Requirements: In most cases, payments from qualified contracts must begin by April 1 of the year after the year you reach age 70 1/2, or if later, retirement. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules.

Withholding on Distributions: If we pay an “eligible rollover” distribution directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers, such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Annuity Purchases by Nonresident Aliens. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a generation-skipping (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the

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contractowner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS. For 2013, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $5,250,000 and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Federal Defense of Marriage Act. The contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the contract’s death benefit and any joint-life coverage under an optional living benefit. All contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The federal Defense of Marriage Act (“DOMA”) does not recognize same-sex marriages or civil unions, even those which are permitted under individual state laws. The constitutionality of DOMA is currently under review by the U.S. Supreme Court. Therefore, it is currently uncertain as to whether spousal continuation provisions in this contract will be available to such partners or same-sex marriage spouses. Consult a tax adviser for more information on this subject.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the contract could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the contract. We have the right to modify the contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contact and do not intend the above discussion as tax advice.

Special Rules for Withdrawals to Pay Advisory Fees: If you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

•	the payment is for expenses that are ordinary and necessary;

•	the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

•	your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

•	once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

Such payments can only be made if permitted under your employer’s retirement plan.

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ADDITIONAL INFORMATION

Financial Condition of TIAA: Many financial services companies, including insurance companies, have been facing challenges in the recent economic and market environment. We are providing important information to help you understand how our contracts work and how our ability to meet our obligations affects your contract.

Assets in the Separate Account. You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account.”

Assets in the General Account. We issue insurance policies and financial products other than TIAA Access, and some of these products are supported by the assets in our general account (e.g., TIAA Traditional). These general account products are subject to our claims-paying ability.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

How to Obtain More Information. We encourage both existing and prospective contractowners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at http://www.sec.gov.

Customer Complaints: Customer complaints may be directed to TIAA-CREF, P.O. Box 1259, Charlotte, NC 28201, telephone 800 842-2252.

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Choices and Changes: You have to make your choices or changes through a written notice that is satisfactory to us and received (in good order) at our home office or at some other location that we have specifically designated for that purpose. When we receive a notice of a change in beneficiary or other person named to receive payments, we will make the change as of the date it was signed, even if the signer has died in the meantime. We make all other changes as of the date the notice is received in good order.

Telephone and Internet Transactions: You can use our Automated Telephone Service (“ATS”) or the TIAA-CREF website’s account access feature to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA-CREF. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security Number for both systems. (You can establish a PIN by calling us.) Both will lead you through the transaction process and we will use reasonable procedures to confirm that instructions given are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS and Internet are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800 842-2252. To use the Internet, go to the account access feature of the TIAA-CREF website at www.tiaa-cref.org.

We can suspend or terminate your ability to transact by Internet, telephone or fax at any time, for any reason.

Electronic Prospectuses: If you received this prospectus electronically and would like a paper copy, please call 877 518-9161 and we will send it to you.

Assigning Your Contract: Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

Errors or Omissions: We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

Texas Optional Retirement Program Participants: If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Householding: To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at 800 842-2252.

Distribution: We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC, a subsidiary of TIAA. Services is registered with the SEC as a broker-dealer and is a member of the Financial

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Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY 10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. We paid approximately $1,181,101, $743,253, and $414,543 in fees to Services for fiscal years 2012, 2011 and 2010, respectively, for distribution of the contracts. We intend to recoup any payments made to Services through fees and charges imposed under the contract.

Legal Proceedings: Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the contracts, or the ability of Services to perform its contract with the separate account.

Unclaimed Property: Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contractowners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances. Contractowners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800 842-2252 or via www.tiaa-cref.org.

STATEMENTS AND REPORTS

You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;

(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;

(3)	cash withdrawals, if any, from the investment accounts during the quarter; and

(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports containing the financial statements of the funds and a schedule of investments held by the funds.

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TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION

B-2	Variable Annuity Payments

B-2	General Matters

B-3	State Regulation

B-3	Legal Matters

B-3	Experts

B-3	Additional Information

B-3	Management Related Service Contracts

B-3	Financial Statements

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APPENDIX A: SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION

Presented below is condensed financial information for the separate account for the periods indicated. The table shows per accumulation unit data for the investment accounts of the separate account offered in this prospectus. The data should be read in conjunction with the financial statements and other financial information included in the SAI. The SAI is available without charge upon request.

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SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Bond Sub-Account
2012		512	$32.06 to $32.99	$34.16 to $35.38
2011		468	$30.26 to $30.94	$32.06 to $32.99
2010		335	$28.51 to $28.97	$30.26 to $30.94
2009		146	$26.98 to $27.26	$28.51 to $28.97
2008		6	$26.41 to $26.55	$26.98 to $27.26
2007	(j)	0.2	$25.00	$26.41 to $26.55

TIAA-CREF Bond Index Sub-Account
2012		289	$26.32 to $26.44	$27.20 to $27.49
2011	(k)	143	$25.00	$26.32 to $26.44

TIAA-CREF Bond Plus Sub-Account
2012		1,083	$31.54 to $32.46	$33.96 to $35.17
2011		704	$29.74 to $30.41	$31.54 to $32.46
2010		397	$27.62 to $28.07	$29.74 to $30.41
2009		153	$25.23 to $25.49	$27.62 to $28.07
2008		8	$26.05 to $26.18	$25.23 to $25.49
2007	(j)	1	$25.00	$26.05 to $26.18

TIAA-CREF Emerging Markets Equity Sub-Account
2012		23	$18.83 to $18.91	$22.52 to $22.76
2011	(k)	1	$25.00	$18.83 to $18.91

TIAA-CREF Emerging Markets Equity Index Sub-Account
2012		16	$19.15 to $19.23	$22.54 to $22.79
2011	(k)	9	$25.00	$19.15 to $19.23

TIAA-CREF Equity Index Sub-Account
2012		1,256	$23.63 to $24.31	$27.28 to $28.26
2011		1,022	$23.57 to $24.10	$23.63 to $24.31
2010		920	$20.32 to $20.65	$23.57 to $24.10
2009		848	$15.96 to $16.13	$20.32 to $20.65
2008		14	$25.62 to $25.75	$15.96 to $16.13
2007	(j)	5	$25.00	$25.62 to $25.75

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continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Growth & Income Sub-Account
2012		3,894	$27.25 to $28.04	$31.48 to $32.61
2011		2,730	$26.66 to $27.26	$27.25 to $28.04
2010		2,266	$23.73 to $24.12	$26.66 to $27.26
2009		1,891	$18.84 to $19.04	$23.73 to $24.12
2008		527	$29.20 to $29.34	$18.84 to $19.04
2007	(j)	108	$25.00	$29.20 to $29.34

TIAA-CREF High-Yield Sub-Account
2012		189	$25.08 to $35.35	$28.47 to $40.40
2011		104	$32.99 to $33.34	$25.08 to $35.35
2010		55	$28.91 to $29.12	$32.99 to $33.34
2009		30	$20.47 to $20.57	$28.91 to $29.12
2008		4	$25.48 to $25.60	$20.47 to $20.57
2007	(j)	0.3	$25.00	$25.48 to $25.60

TIAA-CREF Inflation-Linked Bond Sub-Account
2012		204	$34.68 to $35.68	$36.66 to $37.97
2011		151	$30.82 to $31.52	$34.68 to $35.68
2010		82	$29.27 to $29.75	$30.82 to $31.52
2009		46	$26.93 to $27.21	$29.27 to $29.75
2008		9	$27.58 to $27.72	$26.93 to $27.21
2007	(j)	0.2	$25.00	$27.58 to $27.72

TIAA-CREF International Equity Sub-Account
2012		6,979	$17.08 to $17.58	$22.26 to $23.06
2011		5,603	$22.51 to $23.01	$17.08 to $17.58
2010		4,310	$18.90 to $19.21	$22.51 to $23.01
2009		2,729	$14.43 to $14.59	$18.90 to $19.21
2008		1,461	$28.84 to $28.98	$14.43 to $14.59
2007	(j)	901	$25.00	$28.84 to $28.98

TIAA-CREF International Equity Index Sub-Account
2012		6,816	$19.00 to $19.87	$22.53 to $23.48
2011		4,444	$21.72 to $21.94	$19.00 to $19.87
2010		3,305	$20.27 to $20.42	$21.72 to $21.94
2009		2,119	$15.72 to $15.79	$20.27 to $20.42
2008		948	$27.23 to $27.37	$15.72 to $15.79
2007	(j)	304	$25.00	$27.23 to $27.37

TIAA Access ■ Prospectus	55

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Large-Cap Growth Sub-Account
2012		747	$26.39 to $27.16	$30.64 to $31.73
2011		585	$26.16 to $26.75	$26.39 to $27.16
2010		365	$23.30 to $23.67	$26.16 to $26.75
2009		202	$17.39 to $17.58	$23.30 to $23.67
2008		26	$29.72 to $29.87	$17.39 to $17.58
2007	(j)	8	$25.00	$29.72 to $29.87

TIAA-CREF Large-Cap Growth Index Sub-Account
2012		1,143	$23.35 to $27.22	$26.70 to $31.33
2011		906	$26.29 to $26.56	$23.35 to $27.22
2010		846	$22.67 to $22.83	$26.29 to $26.56
2009		696	$16.60 to $16.68	$22.67 to $22.83
2008		511	$27.03 to $27.17	$16.60 to $16.68
2007	(j)	144	$25.00	$27.03 to $27.17

TIAA-CREF Large-Cap Value Sub-Account
2012		6,556	$20.77 to $21.38	$24.68 to $25.56
2011		4,750	$22.19 to $22.69	$20.77 to $21.38
2010		3,490	$18.92 to $19.23	$22.19 to $22.69
2009		1,623	$14.57 to $14.72	$18.92 to $19.23
2008		572	$24.41 to $24.54	$14.57 to $14.72
2007	(j)	186	$25.00	$24.41 to $24.54

TIAA-CREF Large-Cap Value Index Sub-Account
2012		1,823	$21.09 to $22.89	$24.64 to $26.67
2011		1,238	$21.12 to $21.34	$21.09 to $22.89
2010		974	$18.39 to $18.52	$21.12 to $21.34
2009		777	$15.43 to $15.50	$18.39 to $18.52
2008		468	$24.47 to $24.60	$15.43 to $15.50
2007	(j)	71	$25.00	$24.47 to $24.60

TIAA-CREF Lifecycle Retirement Income Sub-Account
2012		528	$27.03 to $27.63	$29.92 to $30.78
2011		400	$26.50 to $26.91	$27.03 to $27.63
2010		213	$24.13 to $24.35	$26.50 to $26.91
2009		62	$20.90 to $20.98	$24.13 to $24.35
2008	(l)	1	$25.00	$20.90 to $20.98

56	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2010 Sub-Account
2012		1,779	$27.19 to $27.98	$30.40 to $31.49
2011		1,403	$26.94 to $27.54	$27.19 to $27.98
2010		1,179	$24.27 to $24.67	$26.94 to $27.54
2009		835	$20.46 to $20.68	$24.27 to $24.67
2008		479	$26.90 to $27.04	$20.46 to $20.68
2007	(j)	222	$25.00	$26.90 to $27.04

TIAA-CREF Lifecycle 2015 Sub-Account
2012		2,819	$26.38 to $27.15	$29.71 to $30.78
2011		2,190	$26.39 to $26.98	$26.38 to $27.15
2010		1,480	$23.60 to $23.98	$26.39 to $26.98
2009		965	$19.56 to $19.77	$23.60 to $23.98
2008		371	$26.92 to $27.06	$19.56 to $19.77
2007	(j)	187	$25.00	$26.92 to $27.06

TIAA-CREF Lifecycle 2020 Sub-Account
2012		3,733	$25.38 to $26.12	$28.88 to $29.91
2011		2,503	$25.65 to $26.22	$25.38 to $26.12
2010		1,523	$22.78 to $23.15	$25.65 to $26.22
2009		910	$18.61 to $18.81	$22.78 to $23.15
2008		353	$26.83 to $26.96	$18.61 to $18.81
2007	(j)	86	$25.00	$26.83 to $26.96

TIAA-CREF Lifecycle 2025 Sub-Account
2012		3,847	$24.48 to $25.20	$28.09 to $29.10
2011		2,546	$24.99 to $25.55	$24.48 to $25.20
2010		1,600	$22.10 to $22.45	$24.99 to $25.55
2009		1,004	$17.76 to $17.94	$22.10 to $22.45
2008		317	$26.82 to $26.96	$17.76 to $17.94
2007	(j)	102	$25.00	$26.82 to $26.96

TIAA-CREF Lifecycle 2030 Sub-Account
2012		3,757	$23.57 to $24.26	$27.26 to $28.24
2011		2,598	$24.32 to $24.86	$23.57 to $24.26
2010		1,633	$21.36 to $21.70	$24.32 to $24.86
2009		897	$16.95 to $17.13	$21.36 to $21.70
2008		327	$26.85 to $26.98	$16.95 to $17.13
2007	(j)	73	$25.00	$26.85 to $26.98

TIAA Access ■ Prospectus	57

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Lifecycle 2035 Sub-Account
2012		3,629	$23.15 to $23.82	$26.96 to $27.92
2011		2,450	$24.14 to $24.68	$23.15 to $23.82
2010		1,508	$21.10 to $21.45	$24.14 to $24.68
2009		836	$16.53 to $16.71	$21.10 to $21.45
2008		285	$26.89 to $27.02	$16.53 to $16.71
2007	(j)	50	$25.00	$26.89 to $27.02

TIAA-CREF Lifecycle 2040 Sub-Account
2012		4,564	$23.23 to $23.90	$27.09 to $28.06
2011		3,193	$24.27 to $24.82	$23.23 to $23.90
2010		2,106	$21.19 to $21.53	$24.27 to $24.82
2009		1,237	$16.60 to $16.77	$21.19 to $21.53
2008		421	$26.95 to $27.08	$16.60 to $16.77
2007	(j)	98	$25.00	$26.95 to $27.08

TIAA-CREF Lifecycle 2045 Sub-Account
2012		1,801	$22.46 to $22.96	$26.21 to $26.96
2011		971	$23.48 to $23.85	$22.46 to $22.96
2010		367	$20.51 to $20.70	$23.48 to $23.85
2009		106	$16.07 to $16.13	$20.51 to $20.70
2008	(l)	2	$25.00	$16.07 to $16.13

TIAA-CREF Lifecycle 2050 Sub-Account
2012		1,220	$22.23 to $22.72	$25.93 to $26.68
2011		626	$23.22 to $23.58	$22.23 to $22.72
2010		245	$20.30 to $20.48	$23.22 to $23.58
2009		80	$15.93 to $15.99	$20.30 to $20.48
2008	(l)	1	$25.00	$15.93 to $15.99

TIAA-CREF Lifecycle 2055 Sub-Account
2012	(m)	0.5	$24.64	$25.99 to $26.05

TIAA-CREF Mid-Cap Growth Sub-Account
2012		2,959	$26.59 to $27.37	$31.13 to $32.25
2011		2,707	$28.27 to $28.91	$26.59 to $27.37
2010		2,332	$22.17 to $22.53	$28.27 to $28.91
2009		1,346	$15.21 to $15.37	$22.17 to $22.53
2008		290	$28.51 to $28.65	$15.21 to $15.37
2007	(j)	133	$25.00	$28.51 to $28.65

58	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Mid-Cap Value Sub-Account
2012		9,067	$24.11 to $24.81	$27.90 to $28.90
2011		7,560	$24.83 to $25.39	$24.11 to $24.81
2010		5,860	$20.65 to $20.98	$24.83 to $25.39
2009		3,526	$15.14 to $15.31	$20.65 to $20.98
2008		1,517	$25.69 to $25.82	$15.14 to $15.31
2007	(j)	328	$25.00	$25.69 to $25.82

TIAA-CREF Money Market Sub-Account
2012		151	$26.12 to $26.88	$25.93 to $26.86
2011		132	$26.30 to $26.89	$26.12 to $26.88
2010		88	$26.48 to $26.90	$26.30 to $26.89
2009		66	$26.55 to $26.83	$26.48 to $26.90
2008		48	$26.02 to $26.15	$26.55 to $26.83
2007	(j)	0.2	$25.00	$26.02 to $26.15

TIAA-CREF Real Estate Securities Sub-Account
2012		1,803	$19.73 to $20.31	$23.41 to $24.25
2011		1,228	$18.59 to $19.00	$19.73 to $20.31
2010		800	$14.29 to $14.52	$18.59 to $19.00
2009		290	$11.55 to $11.67	$14.29 to $14.52
2008		36	$18.95 to $19.05	$11.55 to $11.67
2007	(j)	3	$25.00	$18.95 to $19.05

TIAA-CREF S&P 500 Index Sub-Account
2012		1,817	$23.32 to $24.06	$26.84 to $27.87
2011		1,132	$23.37 to $23.61	$23.32 to $24.06
2010		979	$20.43 to $20.58	$23.37 to $23.61
2009		860	$16.23 to $16.31	$20.43 to $20.58
2008		478	$25.78 to $25.91	$16.23 to $16.31
2007	(j)	103	$25.00	$25.78 to $25.91

TIAA-CREF Short-Term Bond Sub-Account
2012		358	$25.25 to $30.39	$26.00 to $31.49
2011		337	$29.34 to $29.65	$25.25 to $30.39
2010		260	$28.13 to $28.34	$29.34 to $29.65
2009		154	$26.73 to $26.86	$28.13 to $28.34
2008		79	$26.12 to $26.25	$26.73 to $26.86
2007	(j)	47	$25.00	$26.12 to $26.25

TIAA Access ■ Prospectus	59

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest		Accumulation Unit Value, End of Period Lowest to Highest
TIAA-CREF Small-Cap Blend Index Sub-Account
2012		3,445	$23.91 to $24.60		$27.67 to $28.66
2011		2,658	$25.12 to $25.69		$23.91 to $24.60
2010		2,577	$19.97 to $20.29		$25.12 to $25.69
2009		1,575	$15.86 to $16.03		$19.97 to $20.29
2008		20	$24.06 to $24.18		$15.86 to $16.03
2007	(j)	3	$25.00		$24.06 to $24.18

TIAA-CREF Small-Cap Equity Sub-Account
2012		3,401	$23.21 to $23.88		$26.27 to $27.22
2011		2,779	$24.33 to $24.88		$23.21 to $23.88
2010		1,771	$19.23 to $19.54		$24.33 to $24.88
2009		772	$15.26 to $15.43		$19.23 to $19.54
2008		413	$22.88 to $22.99		$15.26 to $15.43
2007	(j)	91	$25.00		$22.88 to $22.99

TIAA-CREF Social Choice Equity Sub-Account
2012		807	$23.94 to $24.64		$27.10 to $28.07
2011		707	$24.13 to $24.68		$23.94 to $24.64
2010		578	$20.98 to $21.32		$24.13 to $24.68
2009		345	$15.97 to $16.14		$20.98 to $21.32
2008		131	$25.21 to $25.33		$15.97 to $16.14
2007	(j)	30	$25.00		$25.21 to $25.33

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2012		2,167	$22.86 to $23.19		$26.58 to $27.70
2011		1,980	$26.50 to $26.78		$22.86 to $23.19
2010		1,776	$24.27 to $24.45		$26.50 to $26.78
2009		1,349	$17.47 to $17.56		$24.27 to $24.45
2008		671	$29.44 to $29.51		$17.47 to $17.56
2007	(n)	0.1	$27.31 to $27.34	(i)	$29.44 to $29.51	(h)

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2012		998	$24.40 to $24.74		$25.72 to $27.88
2011		552	$22.84 to $23.08		$24.40 to $24.74
2010		219	$20.19 to $20.34		$22.84 to $23.08
2009		179	$16.99 to $17.07		$20.19 to $20.34
2008		46	$25.47 to $25.52		$16.99 to $17.07
2007	(n)	0.1	$26.29 to $26.33	(i)	$25.47 to $25.52	(g)

60	Prospectus ■ TIAA Access

continued

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2012		143	$19.49 to $19.57	$23.05 to $23.30
2011	(k)	50	$25.00	$19.49 to $19.57

Dodge & Cox International Stock Fund Sub-Account
2012		181	$19.24 to $19.32	$23.11 to $23.36
2011	(k)	8	$25.00	$19.24 to $19.32

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2012		811	$22.75 to $27.56	$26.54 to $32.37
2011		567	$27.69 to $27.98	$22.75 to $27.56
2010		489	$23.92 to $24.10	$27.69 to $27.98
2009		516	$15.67 to $15.74	$23.92 to $24.10
2008		150	$26.55 to $26.68	$15.67 to $15.74
2007	(j)	68	$25.00	$26.55 to $26.68

Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
2012		99	$19.22 to $19.31	$22.66 to $22.91
2011	(k)	7	$25.00	$19.22 to $19.31

Vanguard Explorer Fund (Investor Shares) Sub-Account
2012		178	$21.77 to $21.86	$24.82 to $25.09
2011	(k)	59	$25.00	$21.77 to $21.86

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2012		34	$26.95 to $27.07	$27.46 to $27.76
2011	(k)	24	$25.00	$26.95 to $27.07

Vanguard Selected Value Fund (Investor Shares) Sub-Account
2012		204	$22.90 to $22.99	$26.19 to $26.47
2011	(k)	8	$25.00	$22.90 to $22.99

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2012		186	$21.95 to $22.04	$25.82 to $26.11
2011	(k)	35	$25.00	$21.95 to $22.04

Vanguard Wellington Fund (Investor Shares) Sub-Account
2012		500	$24.11 to $24.22	$26.94 to $27.24
2011	(k)	51	$25.00	$24.11 to $24.22

TIAA Access ■ Prospectus	61

SEPARATE ACCOUNT CONDENSED FINANCIAL INFORMATION TIAA ACCESS	concluded

For the period ended December 31

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest
Western Asset Core Plus Bond Fund (Class I) Sub-Account
2012		1,239	$25.83 to $34.68	$27.80 to $37.56
2011		930	$32.19 to $32.53	$25.83 to $34.68
2010		645	$28.88 to $29.09	$32.19 to $32.53
2009		393	$23.02 to $23.13	$28.88 to $29.09
2008		168	$25.51 to $25.64	$23.02 to $23.13
2007	(j)	53	$25.00	$25.51 to $25.64

(g)	The Accumulation Unit Value changed from $25.40 to $25.52.
(h)	The Accumulation Unit Value changed from $29.36 to $29.51.
(i)	The Accumulation Unit Value changed from $25.00.
(j)	Sub-Account commenced operations February 1, 2007.
(k)	Sub-Account commenced operations May 1, 2011.
(l)	Sub-Account commenced operations May 1, 2008.
(m)	Sub-Account commenced operations August 10, 2012.
(n)	Sub-Account commenced operations August 8, 2007.

62	Prospectus ■ TIAA Access

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STATEMENT OF ADDITIONAL INFORMATION

Teachers Insurance and Annuity Association Of America

TIAA ACCESS

Individual and Group Variable Annuity Contracts

Funded through

TIAA SEPARATE ACCOUNT VA-3

MAY 1, 2013

This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated May 1, 2013 (the “Prospectus”), for the Individual and Group Variable Annuity contracts funded through TIAA Separate Account VA-3. The Prospectus is available without charge by writing Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206 or calling us toll-free at 877 518-9161. Terms used in the Prospectus are incorporated by reference into this Statement of Additional Information.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

Experts	B-3
Additional Information	B-3
Management Related Service Contracts	B-3
Financial Statements	B-3

VARIABLE ANNUITY PAYMENTS

You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. The amount of variable annuity payments we pay will depend upon the number and value of your annuity units in the investment account. The number of annuity units is first determined on the day before the annuity payments begin. The amount of the annuity payments will change according to the income change method chosen.

Number of annuity units payable. When a contractowner or beneficiary starts receiving variable annuity payments, the number of annuity units payable from the investment account under an income change method will be determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method, and a factor that represents the present value of an annuity that continues for as long as annuity payments would need to be paid under the annuity option chosen.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then current settlement mortality schedules for the separate account. Contractowners bear no mortality risk under their contracts after annuity payments begin—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments. The number of annuity units for the investment account and income change method remains fixed unless there is a transfer of annuity units or you change your income change method. The number of annuity units payable from the investment account and income change method under your contract will be reduced by the number of annuity units you transfer out of the investment account or income change method under your contract. The number of annuity units payable will be increased by any internal transfers you make to the investment account and income change method.

Calculating annuity unit values. The annuity unit value for the investment account is calculated separately for each income change method for each business day. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4%, assumed investment return. We further adjust the annuity unit value to reflect the fact that annuity payment amounts are redetermined only once a month or once a year (depending on the income change method chosen). The purpose of the adjustment is to equitably apportion any account gains or losses among those contractowners who receive annuity income for the entire period between valuation dates and those who start or stop receiving annuity income between the two dates. In general, from period to period your payments will increase if the net performance of the investment account is greater than a 4% net annual rate of return and decrease if the net performance is less than a 4% net annual rate of return.

For participants under the annual income change method, the value of the annuity unit for payments remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right to modify the specific dates that payments will change and the associated payment valuation date. We also can modify or stop offering the annual or monthly income change methods.

GENERAL MATTERS

ASSIGNMENT OF CONTRACTS

Generally, neither you nor your beneficiaries can assign ownership of the contract to someone else.

PAYMENT TO AN ESTATE, GUARDIAN, TRUSTEE, ETC.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

BENEFITS BASED ON INCORRECT INFORMATION

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

B-2	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

PROOF OF SURVIVAL

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Financial Services (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the New York State Department of Financial Services. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Jon Feigelson, Senior Managing Director, General Counsel and Head of Corporate Governance of TIAA and CREF. Sutherland Asbill & Brennan LLP has provided advice on certain matters relating to the federal securities laws.

EXPERTS

PricewaterhouseCoopers LLP, located at 125 High Street, Boston, Massachusetts 02110, is the independent registered public accounting firm for the TIAA Separate Account VA-3. PricewaterhouseCoopers LLP is also the independent auditor of Teachers Insurance and Annuity Association of America.

SEPARATE ACCOUNT FINANCIAL STATEMENTS

The financial statements of TIAA Separate Account VA-3 as of December 31, 2012 and the results of its operations and the changes in its net assets for each of the periods indicated, included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA STATUTORY BASIS FINANCIAL STATEMENTS

The statutory basis financial statements as of December 31, 2012 and 2011 and for each of the three years in the period ended December 31, 2012 included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, located at 300 Madison Avenue, New York, New York 10017, given on the authority of said firm as experts in auditing and accounting.

ADDITIONAL INFORMATION

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this Statement of Additional Information. Statements contained in this registration statement concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

MANAGEMENT RELATED SERVICE CONTRACTS

We have an agreement with State Street Bank and Trust Company, a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account.

TIAA, on behalf of the separate account, has entered into an agreement whereby JPMorgan Chase Bank, N.A. will provide certain custodial settlement and other associated services to the separate account. JPMorgan Chase Bank, N.A.’s principal business address is 270 Park Avenue, New York, New York.

FINANCIAL STATEMENTS

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-3

B-4	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Contractowners of TIAA Separate Account VA-3 and

the Board of Trustees of the Teachers Insurance and Annuity Association of America:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the Sub-Accounts listed in Note 4 of TIAA Separate Account VA-3 at December 31, 2012, the results of each of their operations for the period then ended and the changes in each of their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the management of Teachers Insurance and Annuity Association of America; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of the underlying investee mutual fund shares at December 31, 2012 with the transfer agent of the investee mutual funds or the investee mutual funds directly, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

April 23, 2013

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-5

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2012

	TIAA-CREF Bond Sub-Account	TIAA-CREF Bond Index Sub-Account	TIAA-CREF Bond Plus Sub-Account	TIAA-CREF Emerging Markets Equity Sub-Account	TIAA-CREF Emerging Markets Equity Index Sub-Account

ASSETS
Investments, at value	$17,508,068	$7,946,314	$36,932,571	$523,728	$367,935
Total assets	17,508,068	7,946,314	36,932,571	523,728	367,935

NET ASSETS
Accumulation fund	$17,508,068	$7,946,314	$36,932,571	$523,728	$367,935
Net Assets	$17,508,068	$7,946,314	$36,932,571	$523,728	$367,935

Investments, at cost	$17,272,521	$7,861,965	$35,843,177	$469,060	$354,899
Shares held in corresponding Funds	1,636,268	722,392	3,413,361	47,311	33,663

UNIT VALUE
Level 1	$35.38	$27.49	$35.17	$22.76	$22.79
Level 2	$35.08	$27.40	$34.87	$22.69	$22.71
Level 3	$34.77	$27.34	$34.56	$22.63	$22.66
Level 4	$34.16	$27.20	$33.96	$22.52	$22.54

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	TIAA-CREF Bond Sub-Account	TIAA-CREF Bond Index Sub-Account	TIAA-CREF Bond Plus Sub-Account	TIAA-CREF Emerging Markets Equity Sub-Account	TIAA-CREF Emerging Markets Equity Index Sub-Account

INVESTMENT INCOME
Dividends	$710,220	$108,361	$1,262,224	$5,075	$4,492

EXPENSES
Administrative expenses	112,234	2,874	183,456	350	168
Mortality and expense risk charges	8,298	2,705	14,714	170	132
Total expenses	120,532	5,579	198,170	520	300
Net investment income (loss)	589,688	102,782	1,064,054	4,555	4,192

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	122,504	21,837	225,019	2,039	16,838
Capital gain distributions	176,696	5,033	161,215	—	—
Net realized gain (loss)	299,200	26,870	386,234	2,039	16,838
Net change in unrealized appreciation (depreciation) on investments	156,936	61,493	661,836	56,039	13,821
Net realized and unrealized gain (loss) on investments	456,136	88,363	1,048,070	58,078	30,659
Net increase (decrease) in net assets from operations	$1,045,824	$191,145	$2,112,124	$62,633	$34,851

B-6	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

	TIAA-CREF Equity Index Sub-Account	TIAA-CREF Growth & Income Sub-Account	TIAA-CREF High-Yield Sub-Account	TIAA-CREF Inflation-Linked Bond Sub-Account	TIAA-CREF International Equity Sub-Account

ASSETS
Investments, at value	$35,154,589	$125,435,834	$7,530,310	$7,491,883	$157,582,645
Total assets	35,154,589	125,435,834	7,530,310	7,491,883	157,582,645

NET ASSETS
Accumulation fund	$35,154,589	$125,435,834	$7,530,310	$7,491,883	$157,582,645
Net Assets	$35,154,589	$125,435,834	$7,530,310	$7,491,883	$157,582,645

Investments, at cost	$29,220,799	$111,440,894	$7,247,449	$7,205,211	$139,425,715
Shares held in corresponding Funds	3,255,055	12,481,177	723,373	601,275	16,431,975

UNIT VALUE
Level 1	$28.26	$32.61	$40.40	$37.97	$23.06
Level 2	$28.01	$32.33	$40.06	$37.64	$22.86
Level 3	$27.77	$32.05	$39.70	$37.31	$22.66
Level 4	$27.28	$31.48	$28.47	$36.66	$22.26

	TIAA-CREF Equity Index Sub-Account	TIAA-CREF Growth & Income Sub-Account	TIAA-CREF High-Yield Sub-Account	TIAA-CREF Inflation-Linked Bond Sub-Account	TIAA-CREF International Equity Sub-Account

INVESTMENT INCOME
Dividends	$596,326	$2,159,698	$369,510	$141,568	$2,753,726

EXPENSES
Administrative expenses	66,142	290,081	10,422	41,063	507,336
Mortality and expense risk charges	15,303	53,610	3,028	2,987	61,976
Total expenses	81,445	343,691	13,450	44,050	569,312
Net investment income (loss)	514,881	1,816,007	356,060	97,518	2,184,414

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,130,655	2,362,577	126,598	109,131	(2,241,057)
Capital gain distributions	187,301	4,964,593	21,536	33,299	—
Net realized gain (loss)	1,317,956	7,327,170	148,134	142,430	(2,241,057)
Net change in unrealized appreciation (depreciation) on investments	2,356,464	4,737,606	272,085	65,572	33,289,623
Net realized and unrealized gain (loss) on investments	3,674,420	12,064,776	420,219	208,002	31,048,566
Net increase (decrease) in net assets from operations	$4,189,301	$13,880,783	$776,279	$305,520	$33,232,980

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-7

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2012

	TIAA-CREF International Equity Index Sub-Account	TIAA-CREF Large-Cap Growth Sub-Account	TIAA-CREF Large-Cap Growth Index Sub-Account	TIAA-CREF Large-Cap Value Sub-Account	TIAA-CREF Large-Cap Value Index Sub-Account

ASSETS
Investments, at value	$156,094,115	$22,943,554	$35,794,944	$164,209,473	$45,700,383
Total assets	156,094,115	22,943,554	35,794,944	164,209,473	45,700,383

NET ASSETS
Accumulation fund	$156,094,115	$22,943,554	$35,794,944	$164,209,473	$45,700,383
Net Assets	$156,094,115	$22,943,554	$35,794,944	$164,209,473	$45,700,383

Investments, at cost	$147,095,121	$21,267,526	$31,440,395	$145,214,400	$40,635,091
Shares held in corresponding Funds	9,617,629	1,957,641	2,468,617	11,555,909	3,545,414

UNIT VALUE
Level 1	$22.93	$31.73	$31.33	$25.56	$25.07
Level 2	$22.73	$31.46	$31.06	$25.34	$24.86
Level 3	$22.53	$31.18	$30.79	$25.12	$24.64
Level 4	$23.48	$30.64	$26.70	$24.68	$26.67

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	TIAA-CREF International Equity Index Sub-Account	TIAA-CREF Large-Cap Growth Sub-Account	TIAA-CREF Large-Cap Growth Index Sub-Account	TIAA-CREF Large-Cap Value Sub-Account	TIAA-CREF Large-Cap Value Index Sub-Account

INVESTMENT INCOME
Dividends	$4,541,899	$97,991	$646,218	$2,928,089	$1,273,968

EXPENSES
Administrative expenses	93,927	135,503	19,467	536,833	22,370
Mortality and expense risk charges	58,698	10,288	15,957	65,483	17,576
Total expenses	152,625	145,791	35,424	602,316	39,946
Net investment income (loss)	4,389,274	(47,800)	610,794	2,325,773	1,234,022

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(352,030)	988,014	1,732,826	2,088,151	338,927
Capital gain distributions	—	582,963	—	549,072	795,451
Net realized gain (loss)	(352,030)	1,570,977	1,732,826	2,637,223	1,134,378
Net change in unrealized appreciation (depreciation) on investments	17,071,666	1,209,100	1,642,901	16,677,945	2,967,978
Net realized and unrealized gain (loss) on investments	16,719,636	2,780,077	3,375,727	19,315,168	4,102,356
Net increase (decrease) in net assets from operations	$21,108,910	$2,732,277	$3,986,521	$21,640,941	$5,336,378

B-8	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle Retirement Income Sub-Account	TIAA-CREF Lifecycle 2010 Sub-Account	TIAA-CREF Lifecycle 2015 Sub-Account	TIAA-CREF Lifecycle 2020 Sub-Account	TIAA-CREF Lifecycle 2025 Sub-Account

ASSETS
Investments, at value	$18,444,317	$55,204,685	$85,320,704	$109,810,123	$110,064,175
Total assets	18,444,317	55,204,685	85,320,704	109,810,123	110,064,175

NET ASSETS
Accumulation fund	$15,977,275	$55,204,685	$85,320,704	$109,810,123	$110,064,175
Annuity fund	2,467,042	—	—	—	—
Net Assets	$18,444,317	$55,204,685	$85,320,704	$109,810,123	$110,064,175

Investments, at cost	$17,543,336	$51,415,908	$82,985,507	$104,634,980	$103,679,509
Shares held in corresponding Funds	1,780,339	5,257,589	8,635,699	11,332,314	11,561,363

UNIT VALUE
Level 1	$30.78	$31.49	$30.78	$29.91	$29.10
Level 2	$30.55	$31.22	$30.52	$29.66	$28.85
Level 3	$30.34	$30.95	$30.25	$29.39	$28.60
Level 4	$29.92	$30.40	$29.71	$28.88	$28.09

	TIAA-CREF Lifecycle Retirement Income Sub-Account	TIAA-CREF Lifecycle 2010 Sub-Account	TIAA-CREF Lifecycle 2015 Sub-Account	TIAA-CREF Lifecycle 2020 Sub-Account	TIAA-CREF Lifecycle 2025 Sub-Account

INVESTMENT INCOME
Dividends	$470,454	$1,507,240	$2,594,529	$3,203,552	$3,087,256

EXPENSES
Administrative expenses	67,507	152,445	251,701	302,479	307,439
Mortality and expense risk charges	8,641	23,979	36,252	43,590	43,370
Total expenses	76,148	176,424	287,953	346,069	350,809
Net investment income (loss)	394,306	1,330,816	2,306,576	2,857,483	2,736,447

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	335,177	1,422,204	1,582,369	577,355	896,692
Capital gain distributions	100,624	89,651	1,945,450	2,353,965	2,365,019
Net realized gain (loss)	435,801	1,511,855	3,527,819	2,931,320	3,261,711
Net change in unrealized appreciation (depreciation) on investments	768,478	2,437,315	2,638,687	5,173,658	5,465,105
Net realized and unrealized gain (loss) on investments	1,204,279	3,949,170	6,166,506	8,104,978	8,726,816
Net increase (decrease) in net assets from operations	$1,598,585	$5,279,986	$8,473,082	$10,962,461	$11,463,263

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-9

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2012

	TIAA-CREF Lifecycle 2030 Sub-Account	TIAA-CREF Lifecycle 2035 Sub-Account	TIAA-CREF Lifecycle 2040 Sub-Account	TIAA-CREF Lifecycle 2045 Sub-Account	TIAA-CREF Lifecycle 2050 Sub-Account

ASSETS
Investments, at value	$104,391,953	$99,884,729	$126,588,099	$47,646,451	$31,900,991
Total assets	104,391,953	99,884,729	126,588,099	47,646,451	31,900,991

NET ASSETS
Accumulation fund	$104,391,953	$99,884,729	$126,588,099	$47,646,451	$31,900,991
Net Assets	$104,391,953	$99,884,729	$126,588,099	$47,646,451	$31,900,991

Investments, at cost	$97,154,891	$92,458,240	$116,516,147	$44,307,574	$29,797,500
Shares held in corresponding Funds	11,212,884	10,810,036	13,685,200	5,305,841	3,564,357

UNIT VALUE
Level 1	$28.24	$27.92	$28.06	$26.96	$26.68
Level 2	$28.00	$27.68	$27.82	$26.76	$26.48
Level 3	$27.75	$27.44	$27.58	$26.58	$26.30
Level 4	$27.26	$26.96	$27.09	$26.21	$25.93

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2012

	TIAA-CREF Lifecycle 2030 Sub-Account	TIAA-CREF Lifecycle 2035 Sub-Account	TIAA-CREF Lifecycle 2040 Sub-Account	TIAA-CREF Lifecycle 2045 Sub-Account	TIAA-CREF Lifecycle 2050 Sub-Account

INVESTMENT INCOME
Dividends	$2,700,209	$2,354,115	$2,931,624	$909,660	$604,773

EXPENSES
Administrative expenses	281,032	234,414	250,946	165,745	113,968
Mortality and expense risk charges	41,629	39,286	50,646	16,994	11,220
Total expenses	322,661	273,700	301,592	182,739	125,188
Net investment income (loss)	2,377,548	2,080,415	2,630,032	726,921	479,585

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	368,390	355,372	184,544	235,308	115,678
Capital gain distributions	2,442,901	2,562,449	3,956,802	290,965	176,764
Net realized gain (loss)	2,811,291	2,917,821	4,141,346	526,273	292,442
Net change in unrealized appreciation (depreciation) on investments	6,544,461	6,605,080	8,372,394	3,681,075	2,449,884
Net realized and unrealized gain (loss) on investments	9,355,752	9,522,901	12,513,740	4,207,348	2,742,326
Net increase (decrease) in net assets from operations	$11,733,300	$11,603,316	$15,143,772	$4,934,269	$3,221,911

B-10	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2055 Sub-Account	TIAA-CREF Mid-Cap Growth Sub-Account	TIAA-CREF Mid-Cap Value Sub-Account	TIAA-CREF Money Market Sub-Account	TIAA-CREF Real Estate Securities Sub-Account

ASSETS
Investments, at value	$12,364	$94,180,537	$259,133,375	$3,927,497	$42,444,384
Total assets	12,364	94,180,537	259,133,375	3,927,497	42,444,384

NET ASSETS
Accumulation fund	$12,364	$94,180,537	$259,133,375	$3,927,497	$42,444,384
Net Assets	$12,364	$94,180,537	$259,133,375	$3,927,497	$42,444,384

Investments, at cost	$12,355	$94,128,672	$219,632,815	$3,927,497	$36,378,883
Shares held in corresponding Funds	1,245	4,859,677	13,984,532	3,927,497	3,390,127

UNIT VALUE
Level 1	$—	$32.25	$28.90	$26.86	$24.25
Level 2	$—	$31.97	$28.66	$26.63	$24.05
Level 3	$26.05	$31.69	$28.40	$26.39	$23.83
Level 4	$25.99	$31.13	$27.90	$25.93	$23.41

	TIAA-CREF Lifecycle 2055 Sub-Account(a)	TIAA-CREF Mid-Cap Growth Sub-Account	TIAA-CREF Mid-Cap Value Sub-Account	TIAA-CREF Money Market Sub-Account	TIAA-CREF Real Estate Securities Sub-Account

INVESTMENT INCOME
Dividends	$206	$711,678	$4,286,483	$1,222	$612,471

EXPENSES
Administrative expenses	9	248,590	586,030	21,447	208,564
Mortality and expense risk charges	1	44,258	112,850	1,601	17,042
Total expenses	10	292,848	698,880	23,048	225,606
Net investment income (loss)	196	418,830	3,587,603	(21,826)	386,865

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1	3,231,951	1,780,257	—	960,023
Capital gain distributions	60	4,782,325	4,442,991	—	—
Net realized gain (loss)	61	8,014,276	6,223,248	—	960,023
Net change in unrealized appreciation (depreciation) on investments	9	4,590,148	22,784,894	—	3,757,383
Net realized and unrealized gain (loss) on investments	70	12,604,424	29,008,142	—	4,717,406
Net increase (decrease) in net assets from operations	$266	$13,023,254	$32,595,745	$(21,826)	$5,104,271

(a)	Sub-Account commenced operations on August 10, 2012

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-11

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2012

	TIAA-CREF S&P 500 Index Sub-Account	TIAA-CREF Short-Term Bond Sub-Account	TIAA-CREF Small-Cap Blend Index Sub-Account	TIAA-CREF Small-Cap Equity Sub-Account	TIAA-CREF Social Choice Equity Sub-Account

ASSETS
Investments, at value	$50,596,267	$11,225,843	$97,468,628	$91,348,582	$22,132,785
Total assets	50,596,267	11,225,843	97,468,628	91,348,582	22,132,785

NET ASSETS
Accumulation fund	$50,596,267	$11,225,843	$97,468,628	$91,348,582	$22,132,785
Net Assets	$50,596,267	$11,225,843	$97,468,628	$91,348,582	$22,132,785

Investments, at cost	$45,648,356	$11,096,577	$86,613,617	$85,886,801	$19,476,504
Shares held in corresponding Funds	3,182,155	1,067,095	6,873,669	6,176,375	1,875,660

UNIT VALUE
Level 1	$27.87	$31.49	$28.66	$27.22	$28.07
Level 2	$27.63	$31.23	$28.42	$26.98	$27.83
Level 3	$27.38	$30.95	$28.16	$26.75	$27.58
Level 4	$26.84	$26.00	$27.67	$26.27	$27.10

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	TIAA-CREF S&P 500 Index Sub-Account	TIAA-CREF Short-Term Bond Sub-Account	TIAA-CREF Small-Cap Blend Index Sub-Account	TIAA-CREF Small-Cap Equity Sub-Account	TIAA-CREF Social Choice Equity Sub-Account

INVESTMENT INCOME
Dividends	$1,150,193	$183,871	$1,945,008	$1,048,879	$437,157

EXPENSES
Administrative expenses	24,142	15,312	239,721	227,973	93,296
Mortality and expense risk charges	18,851	5,280	39,706	40,616	10,057
Total expenses	42,993	20,592	279,427	268,589	103,353
Net investment income (loss)	1,107,200	163,279	1,665,581	780,290	333,804

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	1,344,688	51,068	1,597,001	2,165,605	686,948
Capital gain distributions	—	—	2,016,148	1,617,997	—
Net realized gain (loss)	1,344,688	51,068	3,613,149	3,783,602	686,948
Net change in unrealized appreciation (depreciation) on investments	2,499,878	147,131	6,324,928	5,103,933	1,415,456
Net realized and unrealized gain (loss) on investments	3,844,566	198,199	9,938,077	8,887,535	2,102,404
Net increase (decrease) in net assets from operations	$4,951,766	$361,478	$11,603,658	$9,667,825	$2,436,208

B-12	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

ASSETS
Investments, at value	$60,025,172	$27,837,176	$3,338,013	$4,226,520	$26,222,024
Total assets	60,025,172	27,837,176	3,338,013	4,226,520	26,222,024

NET ASSETS
Accumulation fund	$60,025,172	$27,837,176	$3,338,013	$4,226,520	$26,222,024
Net Assets	$60,025,172	$27,837,176	$3,338,013	$4,226,520	$26,222,024

Investments, at cost	$52,971,408	$25,865,293	$3,081,106	$3,855,804	$23,481,288
Shares held in corresponding Funds	1,459,401	892,503	121,206	122,013	1,388,878

UNIT VALUE
Level 1	$27.70	$27.88	$23.30	$23.36	$32.37
Level 2	$27.46	$27.64	$23.22	$23.28	$32.09
Level 3	$27.22	$27.40	$23.16	$23.23	$31.81
Level 4	$26.58	$25.72	$23.05	$23.11	$26.54

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account	American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account	Dodge & Cox International Stock Fund Sub-Account	T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account

INVESTMENT INCOME
Dividends	$1,172,991	$608,967	$43,855	$87,903	$91,770

EXPENSES
Administrative expenses	25,797	10,867	1,960	1,868	13,649
Mortality and expense risk charges	25,582	10,856	1,092	1,199	10,856
Total expenses	51,379	21,723	3,052	3,067	24,505
Net investment income (loss)	1,121,612	587,244	40,803	84,836	67,265

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	(15,542)	499,598	(5,726)	4,192	1,402,574
Capital gain distributions	—	—	33,381	—	—
Net realized gain (loss)	(15,542)	499,598	27,655	4,192	1,402,574
Net change in unrealized appreciation (depreciation) on investments	7,971,759	1,243,058	312,663	373,781	1,452,079
Net realized and unrealized gain (loss) on investments	7,956,217	1,742,656	340,318	377,973	2,854,653
Net increase (decrease) in net assets from operations	$9,077,829	$2,329,900	$381,121	$462,809	$2,921,918

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-13

STATEMENTS OF ASSETS AND LIABILITIES

TIAA SEPARATE ACCOUNT VA-3  ■  DECEMBER 31, 2012

	Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account

ASSETS
Investments, at value	$2,260,854	$4,470,934	$934,491	$5,415,331
Total assets	2,260,854	4,470,934	934,491	5,415,331

NET ASSETS
Accumulation fund	$2,260,854	$4,470,934	$934,491	$5,415,331
Net Assets	$2,260,854	$4,470,934	$934,491	$5,415,331

Investments, at cost	$2,112,811	$4,254,762	$936,928	$5,441,010
Shares held in corresponding Funds	63,920	56,259	79,871	258,119

UNIT VALUE
Level 1	$22.91	$25.09	$27.76	$26.47
Level 2	$22.83	$25.01	$27.67	$26.39
Level 3	$22.78	$24.95	$27.60	$26.32
Level 4	$22.66	$24.82	$27.46	$26.19

STATEMENTS OF OPERATIONS

TIAA SEPARATE ACCOUNT VA-3  ■  FOR THE YEAR ENDED DECEMBER 31, 2012

	Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account	Vanguard Explorer Fund (Investor Shares) Sub-Account	Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub- Account	Vanguard Selected Value Fund (Investor Shares) Sub-Account

INVESTMENT INCOME
Dividends	$41,851	$14,741	$18,050	$107,297

EXPENSES
Administrative expenses	923	2,190	844	393
Mortality and expense risk charges	497	1,421	414	353
Total expenses	1,420	3,611	1,258	746
Net investment income (loss)	40,431	11,130	16,792	106,551

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	3,277	51,158	(25,246)	19,371
Capital gain distributions	—	124,811	3,276	—
Net realized gain (loss)	3,277	175,969	(21,970)	19,371
Net change in unrealized appreciation (depreciation) on investments	155,902	172,245	18,178	(29,972)
Net realized and unrealized gain (loss) on investments	159,179	348,214	(3,792)	(10,601)
Net increase (decrease) in net assets from operations	$199,610	$359,344	$13,000	$95,950

B-14	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

concluded

	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

ASSETS
Investments, at value	$4,849,916	$13,618,708	$46,461,632
Total assets	4,849,916	13,618,708	46,461,632

NET ASSETS
Accumulation fund	$4,849,916	$13,618,708	$46,461,632
Net Assets	$4,849,916	$13,618,708	$46,461,632

Investments, at cost	$4,552,295	$13,472,662	$44,162,609
Shares held in corresponding Funds	278,731	402,444	3,981,288

UNIT VALUE
Level 1	$26.11	$27.24	$37.56
Level 2	$26.02	$27.14	$37.24
Level 3	$25.95	$27.08	$36.91
Level 4	$25.82	$26.94	$27.80

	Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account	Vanguard Wellington Fund (Investor Shares) Sub-Account	Western Asset Core Plus Bond Fund (Class I) Sub-Account

INVESTMENT INCOME
Dividends	$117,217	$243,340	$1,244,537

EXPENSES
Administrative expenses	2,947	4,593	24,488
Mortality and expense risk charges	1,385	2,903	19,617
Total expenses	4,332	7,496	44,105
Net investment income (loss)	112,885	235,844	1,200,432

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments	45,249	71,431	359,520
Capital gain distributions	—	140,556	—
Net realized gain (loss)	45,249	211,987	359,520
Net change in unrealized appreciation (depreciation) on investments	275,995	93,005	1,458,929
Net realized and unrealized gain (loss) on investments	321,244	304,992	1,818,449
Net increase (decrease) in net assets from operations	$434,129	$540,836	$3,018,881

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-15

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Bond Sub-Account		TIAA-CREF Bond Index Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$589,688	$472,099	$102,782	$17,724
Net realized gain (loss)	299,200	243,842	26,870	553
Net change in unrealized appreciation (depreciation) on investments	156,936	28,579	61,493	22,856
Net increase (decrease) in net assets from operations	1,045,824	744,520	191,145	41,133

FROM CONTRACTOWNER TRANSACTIONS
Premiums	4,144,006	6,101,691	4,962,268	3,348,662
Net contractowner transfers	(202,309)	180,587	481,239	526,926
Withdrawals and contract benefits	(2,497,582)	(2,145,864)	(1,472,986)	(132,073)
Net increase (decrease) in net assets resulting from contractowner transactions	1,444,115	4,136,414	3,970,521	3,743,515
Net increase (decrease) in net assets	2,489,939	4,880,934	4,161,666	3,784,648

NET ASSETS
Beginning of year	15,018,129	10,137,195	3,784,648	—
End of year	$17,508,068	$15,018,129	$7,946,314	$3,784,648

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	468,053	334,774	143,178	—
Units purchased	124,669	196,172	182,772	126,550
Units sold/transferred	(80,965)	(62,893)	(37,049)	16,628
End of year	511,757	468,053	288,901	143,178

B-16	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

	TIAA-CREF Bond Plus Sub-Account		TIAA-CREF Emerging Markets Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$1,064,054	$491,441	$4,555	$84
Net realized gain (loss)	386,234	116,363	2,039	(5,937)
Net change in unrealized appreciation (depreciation) on investments	661,836	345,361	56,039	(1,371)
Net increase (decrease) in net assets from operations	2,112,124	953,165	62,633	(7,224)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	17,366,904	12,534,291	798,392	16,737
Net contractowner transfers	670,736	992,366	78,098	8,434
Withdrawals and contract benefits	(5,489,702)	(4,021,085)	(433,345)	3
Net increase (decrease) in net assets resulting from contractowner transactions	12,547,938	9,505,572	443,145	25,174
Net increase (decrease) in net assets	14,660,062	10,458,737	505,778	17,950

NET ASSETS
Beginning of year	22,272,509	11,813,772	17,950	—
End of year	$36,932,571	$22,272,509	$523,728	$17,950

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	703,993	396,767	950	—
Units purchased	526,110	402,854	38,311	834
Units sold/transferred	(147,363)	(95,628)	(16,393)	116
End of year	1,082,740	703,993	22,868	950

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-17

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Emerging Markets Equity Index Sub-Account		TIAA-CREF Equity Index Sub-Account
	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$4,192	$312	$514,881	$279,848
Net realized gain (loss)	16,838	(21)	1,317,956	891,966
Net change in unrealized appreciation (depreciation) on investments	13,821	(785)	2,356,464	(979,779)
Net increase (decrease) in net assets from operations	34,851	(494)	4,189,301	192,035

FROM CONTRACTOWNER TRANSACTIONS
Premiums	361,683	163,307	11,600,329	8,666,633
Net contractowner transfers	27,280	15,479	(324,035)	(414,226)
Withdrawals and contract benefits	(234,179)	8	(4,983,767)	(5,848,923)
Net increase (decrease) in net assets resulting from contractowner transactions	154,784	178,794	6,292,527	2,403,484
Net increase (decrease) in net assets	189,635	178,300	10,481,828	2,595,519

NET ASSETS
Beginning of year	178,300	—	24,672,761	22,077,242
End of year	$367,935	$178,300	$35,154,589	$24,672,761

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	9,271	—	1,021,825	920,123
Units purchased	17,141	8,668	435,611	347,359
Units sold/transferred	(10,421)	603	(201,122)	(245,657)
End of year	15,991	9,271	1,256,314	1,021,825

B-18	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Growth & Income Sub-Account		TIAA-CREF High-Yield Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$1,816,007	$621,321	$356,060	$167,023
Net realized gain (loss)	7,327,170	2,816,144	148,134	44,201
Net change in unrealized appreciation (depreciation) on investments	4,737,606	(1,790,517)	272,085	(69,145)
Net increase (decrease) in net assets from operations	13,880,783	1,646,948	776,279	142,079

FROM CONTRACTOWNER TRANSACTIONS
Premiums	52,831,822	27,451,958	3,416,237	1,400,994
Net contractowner transfers	846,236	1,324,545	1,314,922	699,443
Withdrawals and contract benefits	(17,966,416)	(15,923,432)	(1,624,282)	(426,386)
Net increase (decrease) in net assets resulting from contractowner transactions	35,711,642	12,853,071	3,106,877	1,674,051
Net increase (decrease) in net assets	49,592,425	14,500,019	3,883,156	1,816,130

NET ASSETS
Beginning of year	75,843,409	61,343,390	3,647,154	1,831,024
End of year	$125,435,834	$75,843,409	$7,530,310	$3,647,154

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,730,151	2,265,604	103,851	55,205
Units purchased	1,707,557	984,791	90,377	40,354
Units sold/transferred	(544,114)	(520,244)	(5,260)	8,292
End of year	3,893,594	2,730,151	188,968	103,851

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-19

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Inflation-Linked Bond Sub-Account		TIAA-CREF International Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$97,518	$110,664	$2,184,414	$1,364,385
Net realized gain (loss)	142,430	123,283	(2,241,057)	(2,467,184)
Net change in unrealized appreciation (depreciation) on investments	65,572	158,831	33,289,623	(27,736,462)
Net increase (decrease) in net assets from operations	305,520	392,778	33,232,980	(28,839,261)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	3,269,536	3,156,899	48,772,820	51,470,674
Net contractowner transfers	(37,102)	496,028	(3,455,329)	(3,373,949)
Withdrawals and contract benefits	(1,275,752)	(1,332,305)	(18,047,740)	(20,456,225)
Net increase (decrease) in net assets resulting from contractowner transactions	1,956,682	2,320,622	27,269,751	27,640,500
Net increase (decrease) in net assets	2,262,202	2,713,400	60,502,731	(1,198,761)

NET ASSETS
Beginning of year	5,229,681	2,516,281	97,079,914	98,278,675
End of year	$7,491,883	$5,229,681	$157,582,645	$97,079,914

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	150,624	81,565	5,603,357	4,309,738
Units purchased	90,896	93,607	2,469,510	2,364,947
Units sold/transferred	(37,396)	(24,548)	(1,093,643)	(1,071,328)
End of year	204,124	150,624	6,979,224	5,603,357

B-20	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF International Equity Index Sub-Account		TIAA-CREF Large-Cap Growth Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$4,389,274	$2,418,681	$(47,800)	$(46,944)
Net realized gain (loss)	(352,030)	(547,465)	1,570,977	929,822
Net change in unrealized appreciation (depreciation) on investments	17,071,666	(13,053,324)	1,209,100	(900,909)
Net increase (decrease) in net assets from operations	21,108,910	(11,182,108)	2,732,277	(18,031)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	56,916,486	35,955,983	11,844,796	10,240,205
Net contractowner transfers	4,004,226	1,463,354	(834,626)	70,172
Withdrawals and contract benefits	(11,482,555)	(13,144,399)	(6,272,315)	(4,389,754)
Net increase (decrease) in net assets resulting from contractowner transactions	49,438,157	24,274,938	4,737,855	5,920,623
Net increase (decrease) in net assets	70,547,067	13,092,830	7,470,132	5,902,592

NET ASSETS
Beginning of year	85,547,048	72,454,218	15,473,422	9,570,830
End of year	$156,094,115	$85,547,048	$22,943,554	$15,473,422

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	4,443,929	3,304,785	585,425	365,472
Units purchased	2,737,686	1,676,275	400,975	379,052
Units sold/transferred	(365,192)	(537,131)	(239,278)	(159,099)
End of year	6,816,423	4,443,929	747,122	585,425

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-21

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Large-Cap Growth Index Sub-Account		TIAA-CREF Large-Cap Value Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$610,794	$333,714	$2,325,773	$1,137,442
Net realized gain (loss)	1,732,826	1,946,573	2,637,223	1,573,121
Net change in unrealized appreciation (depreciation) on investments	1,642,901	(1,657,966)	16,677,945	(8,958,275)
Net increase (decrease) in net assets from operations	3,986,521	622,321	21,640,941	(6,247,712)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	14,534,365	11,565,680	62,142,575	49,537,126
Net contractowner transfers	333,280	(1,967,095)	(330,523)	(2,259,980)
Withdrawals and contract benefits	(7,705,550)	(8,039,035)	(19,318,719)	(19,411,364)
Net increase (decrease) in net assets resulting from contractowner transactions	7,162,095	1,559,550	42,493,333	27,865,782
Net increase (decrease) in net assets	11,148,616	2,181,871	64,134,274	21,618,070

NET ASSETS
Beginning of year	24,646,328	22,464,457	100,075,199	78,457,129
End of year	$35,794,944	$24,646,328	$164,209,473	$100,075,199

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	905,822	845,907	4,750,474	3,490,092
Units purchased	478,419	383,983	2,650,003	2,231,412
Units sold/transferred	(241,183)	(324,068)	(844,241)	(971,030)
End of year	1,143,058	905,822	6,556,236	4,750,474

B-22	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Large-Cap Value Index Sub-Account		TIAA-CREF Lifecycle Retirement Income Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$1,234,022	$862,460	$394,306	$348,206
Net realized gain (loss)	1,134,378	487,571	435,801	249,894
Net change in unrealized appreciation (depreciation) on investments	2,967,978	(1,273,811)	768,478	(359,398)
Net increase (decrease) in net assets from operations	5,336,378	76,220	1,598,585	238,702

FROM CONTRACTOWNER TRANSACTIONS
Premiums	17,281,661	10,341,759	6,927,625	7,149,473
Net contractowner transfers	968,094	(86,094)	525,359	(1,483)
Annuity payments	—	—	(212,359)	(233,686)
Withdrawals and contract benefits	(4,342,289)	(4,652,999)	(4,270,359)	(2,254,700)
Net increase (decrease) in net assets resulting from contractowner transactions	13,907,466	5,602,666	2,970,266	4,659,604
Net increase (decrease) in net assets	19,243,844	5,678,886	4,568,851	4,898,306

NET ASSETS
Beginning of year	26,456,539	20,777,653	13,875,466	8,977,160
End of year	$45,700,383	$26,456,539	$18,444,317	$13,875,466

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,237,549	973,863	400,383	213,310
Units purchased	731,035	486,114	240,961	261,169
Units sold/transferred	(145,428)	(222,428)	(112,930)	(74,096)
End of year	1,823,156	1,237,549	528,414	400,383

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-23

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2010 Sub-Account		TIAA-CREF Lifecycle 2015 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$1,330,816	$1,131,631	$2,306,576	$1,623,583
Net realized gain (loss)	1,511,855	914,835	3,527,819	2,538,248
Net change in unrealized appreciation (depreciation) on investments	2,437,315	(1,662,821)	2,638,687	(4,254,935)
Net increase (decrease) in net assets from operations	5,279,986	383,645	8,473,082	(93,104)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	19,099,023	14,863,997	31,142,621	28,663,520
Net contractowner transfers	(481,591)	(2,395,348)	(1,522,590)	417,338
Withdrawals and contract benefits	(7,560,932)	(6,234,200)	(11,504,595)	(9,836,844)
Net increase (decrease) in net assets resulting from contractowner transactions	11,056,500	6,234,449	18,115,436	19,244,014
Net increase (decrease) in net assets	16,336,486	6,618,094	26,588,518	19,150,910

NET ASSETS
Beginning of year	38,868,199	32,250,105	58,732,186	39,581,276
End of year	$55,204,685	$38,868,199	$85,320,704	$58,732,186

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,402,946	1,178,703	2,189,793	1,479,506
Units purchased	645,674	532,438	1,078,719	1,051,766
Units sold/transferred	(269,170)	(308,195)	(449,715)	(341,479)
End of year	1,779,450	1,402,946	2,818,797	2,189,793

B-24	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2020 Sub-Account		TIAA-CREF Lifecycle 2025 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$2,857,483	$1,758,131	$2,736,447	$1,630,499
Net realized gain (loss)	2,931,320	1,401,195	3,261,711	1,178,285
Net change in unrealized appreciation (depreciation) on investments	5,173,658	(3,848,831)	5,465,105	(4,026,860)
Net increase (decrease) in net assets from operations	10,962,461	(689,505)	11,463,263	(1,218,076)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	43,827,951	31,932,865	44,182,264	30,352,113
Net contractowner transfers	(1,274,900)	(218,865)	(1,581,370)	(583,994)
Withdrawals and contract benefits	(8,301,025)	(6,092,846)	(7,344,614)	(5,776,770)
Net increase (decrease) in net assets resulting from contractowner transactions	34,252,026	25,621,154	35,256,280	23,991,349
Net increase (decrease) in net assets	45,214,487	24,931,649	46,719,543	22,773,273

NET ASSETS
Beginning of year	64,595,636	39,663,987	63,344,632	40,571,359
End of year	$109,810,123	$64,595,636	$110,064,175	$63,344,632

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,502,686	1,522,530	2,545,917	1,599,737
Units purchased	1,570,331	1,218,981	1,631,546	1,199,900
Units sold/transferred	(339,759)	(238,825)	(329,984)	(253,720)
End of year	3,733,258	2,502,686	3,847,479	2,545,917

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-25

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2030 Sub-Account		TIAA-CREF Lifecycle 2035 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$2,377,548	$1,515,499	$2,080,415	$1,344,953
Net realized gain (loss)	2,811,291	1,110,799	2,917,821	838,600
Net change in unrealized appreciation (depreciation) on investments	6,544,461	(4,455,682)	6,605,080	(4,328,035)
Net increase (decrease) in net assets from operations	11,733,300	(1,829,384)	11,603,316	(2,144,482)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	36,957,219	28,785,807	37,267,993	26,869,062
Net contractowner transfers	(244,977)	(135,495)	(704,043)	385,449
Withdrawals and contract benefits	(6,344,476)	(4,826,625)	(6,056,161)	(4,351,736)
Net increase (decrease) in net assets resulting from contractowner transactions	30,367,766	23,823,687	30,507,789	22,902,775
Net increase (decrease) in net assets	42,101,066	21,994,303	42,111,105	20,758,293

NET ASSETS
Beginning of year	62,290,887	40,296,584	57,773,624	37,015,331
End of year	$104,391,953	$62,290,887	$99,884,729	$57,773,624

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,597,727	1,632,683	2,449,778	1,508,157
Units purchased	1,408,431	1,156,869	1,438,363	1,100,397
Units sold/transferred	(248,693)	(191,825)	(259,251)	(158,776)
End of year	3,757,465	2,597,727	3,628,890	2,449,778

B-26	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Lifecycle 2040 Sub-Account		TIAA-CREF Lifecycle 2045 Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$2,630,032	$1,801,763	$726,921	$401,479
Net realized gain (loss)	4,141,346	1,029,540	526,273	106,415
Net change in unrealized appreciation (depreciation) on investments	8,372,394	(5,752,358)	3,681,075	(1,295,355)
Net increase (decrease) in net assets from operations	15,143,772	(2,921,055)	4,934,269	(787,461)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	43,591,789	32,180,077	23,494,730	15,214,654
Net contractowner transfers	(724,364)	(605,894)	(70,515)	195,192
Withdrawals and contract benefits	(7,158,872)	(4,959,522)	(2,664,941)	(1,324,916)
Net increase (decrease) in net assets resulting from contractowner transactions	35,708,553	26,614,661	20,759,274	14,084,930
Net increase (decrease) in net assets	50,852,325	23,693,606	25,693,543	13,297,469

NET ASSETS
Beginning of year	75,735,774	52,042,168	21,952,908	8,655,439
End of year	$126,588,099	$75,735,774	$47,646,451	$21,952,908

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	3,192,670	2,105,798	970,648	366,604
Units purchased	1,672,747	1,136,306	940,165	650,628
Units sold/transferred	(301,773)	(49,434)	(109,860)	(46,584)
End of year	4,563,644	3,192,670	1,800,953	970,648

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-27

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Lifecycle 2050 Sub-Account		TIAA-CREF Lifecycle 2055 Sub-Account	TIAA-CREF Mid-Cap Growth Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the period ended December 31, 2012(a)	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$479,585	$252,908	$196	$418,830	$(242,646)
Net realized gain (loss)	292,442	76,271	61	8,014,276	12,105,107
Net change in unrealized appreciation (depreciation) on investments	2,449,884	(874,020)	9	4,590,148	(17,817,093)
Net increase (decrease) in net assets from operations	3,221,911	(544,841)	266	13,023,254	(5,954,632)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	16,830,764	9,771,820	12,200	37,804,546	54,411,595
Net contractowner transfers	18,676	190,968	—	(769,030)	4,589,617
Withdrawals and contract benefits	(2,184,238)	(1,113,802)	(102)	(29,237,904)	(46,676,933)
Net increase (decrease) in net assets Resulting from contractowner transactions	14,665,202	8,848,986	12,098	7,797,612	12,324,279
Net increase (decrease) in net assets	17,887,113	8,304,145	12,364	20,820,866	6,369,647

NET ASSETS
Beginning of year	14,013,878	5,709,733	—	73,359,671	66,990,024
End of year	$31,900,991	$14,013,878	$12,364	$94,180,537	$73,359,671

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	626,229	244,649	—	2,706,603	2,331,514
Units purchased	681,960	415,258	480	1,239,087	1,003,920
Units sold/transferred	(88,027)	(33,678)	(5)	(986,719)	(628,831)
End of year	1,220,162	626,229	475	2,958,971	2,706,603

(a)	Sub-Account commenced operations on August 10, 2012.

B-28	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Mid-Cap Value Sub-Account		TIAA-CREF Money Market Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$3,587,603	$1,987,482	$(21,826)	$(19,594)
Net realized gain (loss)	6,223,248	1,299,964	—	—
Net change in unrealized appreciation (depreciation) on investments	22,784,894	(8,422,520)	—	—
Net increase (decrease) in net assets from operations	32,595,745	(5,135,074)	(21,826)	(19,594)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	70,396,909	76,601,843	2,340,867	1,783,632
Net contractowner transfers	(1,446,846)	(962,028)	100,887	498,582
Withdrawals and contract benefits	(28,289,086)	(32,487,320)	(1,934,823)	(1,123,864)
Net increase (decrease) in net assets resulting from contractowner transactions	40,660,977	43,152,495	506,931	1,158,350
Net increase (decrease) in net assets	73,256,722	38,017,421	485,105	1,138,756

NET ASSETS
Beginning of year	185,876,653	147,859,232	3,442,392	2,303,636
End of year	$259,133,375	$185,876,653	$3,927,497	$3,442,392

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	7,560,043	5,859,784	131,680	87,517
Units purchased	2,613,100	3,003,300	89,861	67,817
Units sold/transferred	(1,106,014)	(1,303,041)	(70,735)	(23,654)
End of year	9,067,129	7,560,043	150,806	131,680

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-29

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Real Estate Securities Sub-Account		TIAA-CREF S&P 500 Index Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$386,865	$155,143	$1,107,200	$476,987
Net realized gain (loss)	960,023	861,438	1,344,688	2,010,045
Net change in unrealized appreciation (depreciation) on investments	3,757,383	(24,421)	2,499,878	(2,020,199)
Net increase (decrease) in net assets from operations	5,104,271	992,160	4,951,766	466,833

FROM CONTRACTOWNER TRANSACTIONS
Premiums	18,508,845	13,197,245	26,313,069	13,155,040
Net contractowner transfers	1,023,515	470,781	1,157,684	513,522
Withdrawals and contract benefits	(6,494,461)	(5,251,725)	(9,046,707)	(10,035,673)
Net increase (decrease) in net assets resulting from contractowner transactions	13,037,899	8,416,301	18,424,046	3,632,889
Net increase (decrease) in net assets	18,142,170	9,408,461	23,375,812	4,099,722

NET ASSETS
Beginning of year	24,302,214	14,893,753	27,220,455	23,120,733
End of year	$42,444,384	$24,302,214	$50,596,267	$27,220,455

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,227,765	799,911	1,131,946	979,493
Units purchased	823,347	666,298	985,139	532,621
Units sold/transferred	(248,432)	(238,444)	(300,111)	(380,168)
End of year	1,802,680	1,227,765	1,816,974	1,131,946

B-30	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	TIAA-CREF Short-Term Bond Sub-Account		TIAA-CREF Small-Cap Blend Index Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$163,279	$166,351	$1,665,581	$732,691
Net realized gain (loss)	51,068	153,771	3,613,149	5,110,340
Net change in unrealized appreciation (depreciation) on investments	147,131	(110,678)	6,324,928	(9,324,086)
Net increase (decrease) in net assets from operations	361,478	209,444	11,603,658	(3,481,055)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,831,719	5,090,922	31,918,644	23,586,190
Net contractowner transfers	(280,622)	70,208	(34,524)	(4,086,004)
Withdrawals and contract benefits	(1,880,413)	(2,851,559)	(10,660,350)	(17,070,413)
Net increase (decrease) in net assets resulting from contractowner transactions	670,684	2,309,571	21,223,770	2,429,773
Net increase (decrease) in net assets	1,032,162	2,519,015	32,827,428	(1,051,282)

NET ASSETS
Beginning of year	10,193,681	7,674,666	64,641,200	65,692,482
End of year	$11,225,843	$10,193,681	$97,468,628	$64,641,200

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	336,732	259,547	2,658,338	2,576,907
Units purchased	91,464	170,591	1,199,949	985,441
Units sold/transferred	(70,110)	(93,406)	(413,407)	(904,010)
End of year	358,086	336,732	3,444,880	2,658,338

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-31

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	TIAA-CREF Small-Cap Equity Sub-Account		TIAA-CREF Social Choice Equity Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$780,290	$301,462	$333,804	$216,095
Net realized gain (loss)	3,783,602	2,996,730	686,948	514,465
Net change in unrealized appreciation (depreciation) on investments	5,103,933	(6,773,173)	1,415,456	(853,331)
Net increase (decrease) in net assets from operations	9,667,825	(3,474,981)	2,436,208	(122,771)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	31,299,191	39,893,668	6,296,640	7,617,800
Net contractowner transfers	(2,620,236)	141,741	(822,818)	(832,276)
Withdrawals and contract benefits	(12,750,564)	(14,598,866)	(2,887,491)	(3,647,078)
Net increase (decrease) in net assets resulting from contractowner transactions	15,928,391	25,436,543	2,586,331	3,138,446
Net increase (decrease) in net assets	25,596,216	21,961,562	5,022,539	3,015,675

NET ASSETS
Beginning of year	65,752,366	43,790,804	17,110,246	14,094,571
End of year	$91,348,582	$65,752,366	$22,132,785	$17,110,246

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	2,779,342	1,771,220	706,972	577,944
Units purchased	1,222,147	1,569,343	240,238	320,485
Units sold/transferred	(600,404)	(561,221)	(140,315)	(191,457)
End of year	3,401,085	2,779,342	806,895	706,972

B-32	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	American Funds EuroPacific Growth Fund (Class R-5) Sub-Account		American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$1,121,612	$860,265	$587,244	$262,882
Net realized gain (loss)	(15,542)	(713,375)	499,598	317,423
Net change in unrealized appreciation (depreciation) on investments	7,971,759	(7,211,438)	1,243,058	(7,731)
Net increase (decrease) in net assets from operations	9,077,829	(7,064,548)	2,329,900	572,574

FROM CONTRACTOWNER TRANSACTIONS
Premiums	13,814,291	14,957,056	14,488,446	8,970,883
Net contractowner transfers	(1,389,836)	(540,503)	710,052	1,395,470
Withdrawals and contract benefits	(7,382,449)	(9,021,217)	(3,339,647)	(2,339,537)
Net increase (decrease) in net assets resulting from contractowner transactions	5,042,006	5,395,336	11,858,851	8,026,816
Net increase (decrease) in net assets	14,119,835	(1,669,212)	14,188,751	8,599,390

NET ASSETS
Beginning of year	45,905,337	47,574,549	13,648,425	5,049,035
End of year	$60,025,172	$45,905,337	$27,837,176	$13,648,425

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	1,979,943	1,776,439	551,662	218,749
Units purchased	544,513	542,196	540,815	370,587
Units sold/transferred	(357,146)	(338,692)	(94,084)	(37,674)
End of year	2,167,310	1,979,943	998,393	551,662

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-33

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	DFA Emerging Markets Portfolio (Institutional Class) Sub-Account		Dodge & Cox International Stock Fund Sub-Account
	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$40,803	$5,466	$84,836	$1,889
Net realized gain (loss)	27,655	32,800	4,192	(201)
Net change in unrealized appreciation (depreciation) on investments	312,663	(55,756)	373,781	(3,065)
Net increase (decrease) in net assets from operations	381,121	(17,490)	462,809	(1,377)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	1,609,299	806,035	2,251,014	89,809
Net contractowner transfers	519,273	186,700	1,510,272	66,140
Withdrawals and contract benefits	(144,769)	(2,156)	(152,136)	(11)
Net increase (decrease) in net assets resulting from contractowner transactions	1,983,803	990,579	3,609,150	155,938
Net increase (decrease) in net assets	2,364,924	973,089	4,071,959	154,561

NET ASSETS
Beginning of year	973,089	—	154,561	—
End of year	$3,338,013	$973,089	$4,226,520	$154,561

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	49,719	—	8,000	—
Units purchased	75,271	40,050	107,089	4,779
Units sold/transferred	18,223	9,669	65,772	3,221
End of year	143,213	49,719	180,861	8,000

B-34	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	T. Rowe Price® Institutional Large-Cap Growth Fund Sub Account		Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
	For the year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$67,265	$11,639	$40,431	$2,517
Net realized gain (loss)	1,402,574	1,042,189	3,277	416
Net change in unrealized appreciation (depreciation) on investments	1,452,079	(1,400,958)	155,902	(7,859)
Net increase (decrease) in net assets from operations	2,921,918	(347,130)	199,610	(4,926)

FROM CONTRACTOWNER TRANSACTIONS
Premiums	12,644,176	6,375,764	1,632,337	117,430
Net contractowner transfers	290,793	(197,881)	446,869	13,322
Withdrawals and contract benefits	(5,256,661)	(3,880,685)	(143,360)	(428)
Net increase (decrease) in net assets resulting from contractowner transactions	7,678,308	2,297,198	1,935,846	130,324
Net increase (decrease) in net assets	10,600,226	1,950,068	2,135,456	125,398

NET ASSETS
Beginning of year	15,621,798	13,671,730	125,398	—
End of year	$26,222,024	$15,621,798	$2,260,854	$125,398

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	567,005	488,668	6,503	—
Units purchased	406,827	211,129	77,143	6,041
Units sold/transferred	(162,675)	(132,792)	14,966	462
End of year	811,157	567,005	98,612	6,503

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-35

STATEMENTS OF CHANGES IN NET ASSETS

TIAA SEPARATE ACCOUNT VA-3

	Vanguard Explorer Fund (Investor Shares) Sub-Account		Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$11,130	$1,455	$16,792	$7,817
Net realized gain (loss)	175,969	(4,819)	(21,970)	21,665
Net change in unrealized appreciation (depreciation) on investments	172,245	43,927	18,178	(20,615)
Net increase (decrease) in net assets from operations	359,344	40,563	13,000	8,867

FROM CONTRACTOWNER TRANSACTIONS
Premiums	2,554,301	1,174,392	659,683	254,693
Net contractowner transfers	666,446	234,281	(298,987)	462,240
Withdrawals and contract benefits	(393,759)	(164,634)	(98,451)	(66,554)
Net increase (decrease) in net assets resulting from contractowner transactions	2,826,988	1,244,039	262,245	650,379
Net increase (decrease) in net assets	3,186,332	1,284,602	275,245	659,246

NET ASSETS
Beginning of year	1,284,602	—	659,246	—
End of year	$4,470,934	$1,284,602	$934,491	$659,246

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	58,756	—	24,357	—
Units purchased	106,385	54,910	23,971	9,577
Units sold/transferred	12,980	3,846	(14,769)	14,780
End of year	178,121	58,756	33,559	24,357

B-36	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

continued

	Vanguard Selected Value Fund (Investor Shares) Sub-Account		Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$106,551	$3,095	$112,885	$14,072
Net realized gain (loss)	19,371	(108)	45,249	(60)
Net change in unrealized appreciation (depreciation) on investments	(29,972)	4,293	275,995	21,626
Net increase (decrease) in net assets from operations	95,950	7,280	434,129	35,638

FROM CONTRACTOWNER TRANSACTIONS
Premiums	5,101,582	85,672	3,148,769	539,477
Net contractowner transfers	309,777	92,219	791,699	199,156
Withdrawals and contract benefits	(276,538)	(611)	(298,084)	(868)
Net increase (decrease) in net assets resulting from contractowner transactions	5,134,821	177,280	3,642,384	737,765
Net increase (decrease) in net assets	5,230,771	184,560	4,076,513	773,403

NET ASSETS
Beginning of year	184,560	—	773,403	—
End of year	$5,415,331	$184,560	$4,849,916	$773,403

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	8,027	—	35,092	—
Units purchased	196,441	4,037	129,048	25,557
Units sold/transferred	(62)	3,990	21,671	9,535
End of year	204,406	8,027	185,811	35,092

See notes to financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-37

STATEMENTS OF CHANGES IN NET ASSETS TIAA SEPARATE ACCOUNT VA-3	concluded

	Vanguard Wellington Fund (Investor Shares) Sub-Account		Western Asset Core Plus Bond Fund (Class I) Sub Account
	For the year ended December 31, 2012	For the period May 1, 2011 (commencement of operations) to December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011

FROM OPERATIONS
Net investment income (loss)	$235,844	$13,365	$1,200,432	$919,576
Net realized gain (loss)	211,987	(32)	359,520	354,430
Net change in unrealized appreciation (depreciation) on investments	93,005	53,041	1,458,929	455,299
Net increase (decrease) in net assets from operations	540,836	66,374	3,018,881	1,729,305

FROM CONTRACTOWNER TRANSACTIONS
Premiums	10,417,989	1,084,061	15,948,252	14,845,835
Net contractowner transfers	2,181,439	92,004	474,321	2,668,851
Withdrawals and contract benefits	(763,639)	(356)	(5,193,514)	(7,982,561)
Net increase (decrease) in net assets resulting from contractowner transactions	11,835,789	1,175,709	11,229,059	9,532,125
Net increase (decrease) in net assets	12,376,625	1,242,083	14,247,940	11,261,430

NET ASSETS
Beginning of year	1,242,083	—	32,213,692	20,952,262
End of year	$13,618,708	$1,242,083	$46,461,632	$32,213,692

CHANGES IN ACCUMULATION UNITS OUTSTANDING:
Beginning of year	51,288	—	929,696	644,583
Units purchased	397,027	47,246	442,515	442,432
Units sold/transferred	51,871	4,042	(132,866)	(157,319)
End of year	500,186	51,288	1,239,345	929,696

B-38	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

Note 1—organization and significant accounting policies

TIAA Separate Account VA-3 (the “Separate Account”) was established on May 17, 2006 as a separate investment account of Teachers Insurance and Annuity Association of America (“TIAA”) under New York law, by resolution of TIAA’s Board of Trustees. The Separate Account is registered with the Securities and Exchange Commission (“Commission”) as an investment company under the Investment Company Act of 1940, as amended, and operates as a unit investment trust. The Separate Account is designed to fund individual and group variable annuity contracts in retirement plans. The Separate Account consists of 47 investment accounts (“Sub-Accounts”). The Separate Account may invest in Institutional Class shares of certain TIAA-CREF Funds and selected non-TIAA-CREF Funds. The TIAA-CREF Lifecycle 2055 Sub-Account was added on May 1, 2012 and commenced operations on August 10, 2012.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Sub-Accounts.

Accumulation and Annuity Funds: The Accumulation Fund represents the net assets attributable to participants in the accumulation phase of their investment. The Annuity Fund represents the net assets attributable to the participants currently receiving annuity payments. The net increase or decrease in net assets from investment operations is apportioned between the funds based upon their relative daily net asset values. Annuitants bear no mortality risk under their contracts.

The TIAA-CREF Lifecycle Retirement Income Sub-Account Annuity Fund commenced operations on May 8, 2009. Participants in any Sub-Account can annuitize by transferring their assets to the TIAA-CREF Lifecycle Retirement Income Sub-Account (current investors can directly annuitize from this investment account) or into the TIAA Traditional Annuity, TIAA Real Estate Account, or one of the College Retirement Equities Fund accounts.

Security valuation: All investments in securities are recorded at their estimated fair value as described in the valuation of investments note to the financial statements.

Investments and investment income: Security transactions are accounted for as of the trade date for financial reporting purposes. Dividend income and capital gains distributions are recorded on the ex-dividend date. Realized gains and losses on security transactions are based on the specific identification method.

Income taxes: TIAA Separate Account VA-3 is a separate account of TIAA, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code. The Separate Account should incur no federal income tax liability. Under the rules of taxation applicable to life insurance companies, the Separate Account’s Accumulation and Annuity Funds for participants will generally be treated as life insurance reserves; therefore, any increase in such reserves will be deductible. Management has analyzed the Separate Account’s tax positions taken for all open federal income tax years (2007-2012) and has concluded that no provision for federal income tax is required in the Separate Account’s financial statements.

Note 2—valuation of investments

U.S. GAAP establishes a hierarchy that categorizes market inputs to valuation methods. The three levels of inputs are:

•	Level 1—quoted prices in active markets for identical securities

•	Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.)

•	Level 3—significant unobservable inputs (including the Sub-Accounts’ own assumptions in determining the fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Sub-Accounts investments follows:

Investments in registered investment companies: These investments are valued at their net asset value on the valuation date. These investments are categorized in Level 1 of the fair value hierarchy.

Transfers between levels are recognized at the end of the reporting period. For the year ended December 31, 2012, there were no transfers between levels by the Sub-Accounts.

As of December 31, 2012, all of the investments in the Sub-Accounts were valued based on Level 1 inputs.

Note 3—expense charges and affiliates

Daily charges are deducted from the net assets of the Separate Account’s Sub-Accounts for services required to administer the Sub-Accounts and the contracts, and to cover certain mortality risks borne by TIAA. The Separate Account has four pricing levels. The level assigned to a client is based on an economic analysis of the client. The table below shows current and total maximum charges for administrative expense charges and a daily charge for bearing certain mortality and expense risks in connection with the contracts.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-39

NOTES TO FINANCIAL STATEMENTS

TIAA SEPARATE ACCOUNT VA-3

SEPARATE ACCOUNT ANNUAL EXPENSES

Accumulation expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total Separate Account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.05%	1.50%	0.05%	0.50%	0.10%	2.00%
Level 2	0.25%	1.50%	0.05%	0.50%	0.30%	2.00%
Level 3	0.40%	1.50%	0.05%	0.50%	0.45%	2.00%
Level 4	0.70%	1.50%	0.05%	0.50%	0.75%	2.00%

Payout annuity expenses

(as a percentage of average account value)

	Administrative		Mortality and expense risk		Total Separate Account charges
	Current	Maximum	Current	Maximum	Current	Maximum
Level 1	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 2	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 3	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%
Level 4	0.29%	1.50%	0.05%	0.50%	0.34%	2.00%

The Sub-Accounts indirectly pay expenses of the underlying funds. With respect to investments in the TIAA-CREF Funds, these include management fees paid to Teachers Advisors, Inc (“Advisors”), a wholly owned indirect subsidiary of TIAA. Advisors is registered with the Commission as an investment adviser.

TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a subsidiary of TIAA, for distribution services. Services performs all sales and marketing functions relative to the contracts.

The TIAA-CREF Emerging Markets Equity Index Sub-Account had outstanding units owned by TIAA as of December 31, 2012 of 1%.

Note 4—investments

Purchases and sales of securities for the Sub-Accounts for the year ended December 31, 2012 were as follows:

Sub-Accounts	Purchases	Sales
TIAA-CREF Bond	$4,312,794	$2,102,295
TIAA-CREF Bond Index	5,628,044	1,549,709
TIAA-CREF Bond Plus	18,172,147	4,398,940
TIAA-CREF Emerging Markets Equity	893,203	445,503
TIAA-CREF Emerging Markets Equity Index	398,423	239,448
TIAA-CREF Equity Index	10,522,434	3,527,725
TIAA-CREF Growth & Income	49,416,880	6,924,637
TIAA-CREF High-Yield	5,672,120	2,187,647
TIAA-CREF Inflation-Linked Bond	3,214,568	1,127,069
TIAA-CREF International Equity	39,764,699	10,310,534
TIAA-CREF International Equity Index	56,209,716	2,382,286
TIAA-CREF Large-Cap Growth	9,973,298	4,700,280
TIAA-CREF Large-Cap Growth Index	12,215,620	4,442,731
TIAA-CREF Large-Cap Value	50,933,737	5,565,559
TIAA-CREF Large-Cap Value Index	17,470,983	1,534,043
TIAA-CREF Lifecycle Retirement Income	7,327,722	3,882,219
TIAA-CREF Lifecycle 2010	19,463,721	6,986,755
TIAA-CREF Lifecycle 2015	30,323,364	7,955,901
TIAA-CREF Lifecycle 2020	44,532,220	5,068,746
TIAA-CREF Lifecycle 2025	44,685,102	4,327,356

Sub-Accounts	Purchases	Sales
TIAA-CREF Lifecycle 2030	37,979,288	2,791,073
TIAA-CREF Lifecycle 2035	38,329,461	3,178,808
TIAA-CREF Lifecycle 2040	44,641,640	2,346,253
TIAA-CREF Lifecycle 2045	22,772,185	995,025
TIAA-CREF Lifecycle 2050	15,981,179	659,627
TIAA-CREF Lifecycle 2055	12,456	102
TIAA-CREF Mid-Cap Growth	32,911,924	19,913,156
TIAA-CREF Mid-Cap Value	55,915,975	7,224,404
TIAA-CREF Money Market	2,839,662	2,354,557
TIAA-CREF Real Estate Securities	16,690,246	3,265,481
TIAA-CREF S&P 500 Index	23,149,746	3,618,500
TIAA-CREF Short-Term Bond	3,423,344	2,589,382
TIAA-CREF Small-Cap Blend Index	29,042,062	4,136,563
TIAA-CREF Small-Cap Equity	24,727,822	6,401,144
TIAA-CREF Social Choice Equity	5,120,503	2,200,368
American Funds EuroPacific Growth Fund (Class R-5)	10,629,667	4,466,049
American Funds Washington Mutual Investors Fund (Class R-5)	14,453,171	2,007,075
DFA Emerging Markets Portfolio (Institutional Class)	2,198,533	140,545
Dodge & Cox International Stock Fund	3,822,930	128,944
T. Rowe Price® Institutional Large-Cap Growth Fund	12,420,315	4,674,742
Vanguard Emerging Markets Stock Index Fund (Signal Shares)	2,192,817	80,314
Vanguard Explorer Fund (Investor Shares)	3,264,333	301,405
Vanguard Intermediate-Term Treasury Fund (Investor Shares)	937,608	655,295
Vanguard Selected Value Fund (Investor Shares)	5,384,942	143,569
Vanguard Small-Cap Value Index Fund (Investor Shares)	4,042,245	286,976
Vanguard Wellington Fund (Investor Shares)	12,795,770	583,582
Western Asset Core Plus Bond Fund (Class I)	16,277,970	3,848,478

B-40	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 5—condensed financial information

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
TIAA-CREF Bond Sub-Account
2012		512	$32.06 to $32.99	$34.16 to $35.38	$17,508	4.29%	0.08% to 0.75%	6.55% to 7.25%
2011		468	$30.26 to $30.94	$32.06 to $32.99	$15,018	4.46%	0.10% to 0.75%	5.94% to 6.63%
2010		335	$28.51 to $28.97	$30.26 to $30.94	$10,137	4.31%	0.15% to 0.77%	6.16% to 6.82%
2009		146	$26.98 to $27.26	$28.51 to $28.97	$4,713	3.72%	0.22% to 0.77%	5.67% to 6.25%
2008		6	$26.41 to $26.55	$26.98 to $27.26	$164	4.23%	0.22% to 0.77%	2.14% to 2.71%

TIAA-CREF Bond Index Sub-Account
2012		289	$26.32 to $26.44	$27.20 to $27.49	$7,946	2.01%	0.10% to 0.75%	3.33% to 4.01%
2011	(k)	143	$25.00	$26.32 to $26.44	$3,785	2.34%	0.10% to 0.75%	5.29% to 5.74%

TIAA-CREF Bond Plus Sub-Account
2012		1,083	$31.54 to $32.46	$33.96 to $35.17	$36,933	4.31%	0.10% to 0.75%	7.65% to 8.36%
2011		704	$29.74 to $30.41	$31.54 to $32.46	$22,273	3.74%	0.10% to 0.75%	6.06% to 6.75%
2010		397	$27.62 to $28.07	$29.74 to $30.41	$11,814	4.14%	0.14% to 0.77%	7.66% to 8.33%
2009		153	$25.23 to $25.49	$27.62 to $28.07	$4,218	4.98%	0.22% to 0.77%	9.50% to 10.10%
2008		8	$26.05 to $26.18	$25.23 to $25.49	$208	5.22%	0.22% to 0.77%	(3.16)% to (2.62)%

TIAA-CREF Emerging Markets Equity Sub-Account
2012		23	$18.83 to $18.91	$22.52 to $22.76	$524	1.50%	0.10% to 0.76%	19.58% to 20.36%
2011	(k)	1	$25.00	$18.83 to $18.91	$18	0.57%	0.10% to 0.75%	(24.68)% to (24.35)%

TIAA-CREF Emerging Markets Equity Index Sub-Account
2012		16	$19.15 to $19.23	$22.54 to $22.79	$368	1.69%	0.10% to 0.76%	17.72% to 18.49%
2011	(k)	9	$25.00	$19.15 to $19.23	$178	3.59%	0.10% to 0.75%	(23.40)% to (23.07)%

TIAA-CREF Equity Index Sub-Account
2012		1,256	$23.63 to $24.31	$27.28 to $28.26	$35,155	1.95%	0.10% to 0.75%	15.46% to 16.21%
2011		1,022	$23.57 to $24.10	$23.63 to $24.31	$24,673	1.45%	0.11% to 0.76%	0.23% to 0.88%
2010		920	$20.32 to $20.65	$23.57 to $24.10	$22,077	1.91%	0.15% to 0.77%	15.98% to 16.70%
2009		848	$15.96 to $16.13	$20.32 to $20.65	$17,484	3.03%	0.22% to 0.77%	27.36% to 28.06%
2008		14	$25.62 to $25.75	$15.96 to $16.13	$223	3.58%	0.22% to 0.77%	(37.71)% to (37.37)%

TIAA-CREF Growth & Income Sub-Account
2012		3,894	$27.25 to $28.04	$31.48 to $32.61	$125,436	2.02%	0.10% to 0.75%	15.54% to 16.29%
2011		2,730	$26.66 to $27.26	$27.25 to $28.04	$75,843	1.23%	0.11% to 0.75%	2.21% to 2.87%
2010		2,266	$23.73 to $24.12	$26.66 to $27.26	$61,343	1.27%	0.15% to 0.77%	12.33% to 13.03%
2009		1,891	$18.84 to $19.04	$23.73 to $24.12	$45,415	1.61%	0.22% to 0.77%	25.97% to 26.67%
2008		527	$29.20 to $29.34	$18.84 to $19.04	$10,025	2.11%	0.22% to 0.77%	(35.47)% to (35.11)%

TIAA-CREF High-Yield Sub-Account
2012		189	$25.08 to $35.35	$28.47 to $40.40	$7,530	6.13%	0.10% to 0.76%	13.53% to 14.28%
2011		104	$32.99 to $33.34	$25.08 to $35.35	$3,647	6.98%	0.11% to 0.75%	0.32% to 6.06%
2010		55	$28.91 to $29.12	$32.99 to $33.34	$1,831	7.47%	0.15% to 0.47%	14.12% to 14.48%
2009		30	$20.47 to $20.57	$28.91 to $29.12	$868	8.53%	0.22% to 0.47%	41.23% to 41.58%
2008		4	$25.48 to $25.60	$20.47 to $20.57	$86	9.79%	0.22% to 0.47%	(19.87)% to (19.67)%

TIAA-CREF Inflation-Linked Bond Sub-Account
2012		204	$34.68 to $35.68	$36.66 to $37.97	$7,492	2.38%	0.07% to 0.75%	5.71% to 6.4%
2011		151	$30.82 to $31.52	$34.68 to $35.68	$5,230	3.85%	0.10% to 0.75%	12.49% to 13.22%
2010		82	$29.27 to $29.75	$30.82 to $31.52	$2,516	2.18%	0.12% to 0.77%	5.30% to 5.95%
2009		46	$26.93 to $27.21	$29.27 to $29.75	$1,340	1.12%	0.22% to 0.77%	8.70% to 9.30%
2008		9	$27.58 to $27.72	$26.93 to $27.21	$240	6.16%	0.22% to 0.77%	(2.35)% to (1.81)%

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-41

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
TIAA-CREF International Equity Sub-Account
2012		6,979	$17.08 to $17.58	$22.26 to $23.06	$157,583	2.23%	0.10% to 0.75%	30.31% to 31.16%
2011		5,603	$22.51 to $23.01	$17.08 to $17.58	$97,080	1.71%	0.11% to 0.76%	(24.11)% to (23.62)%
2010		4,310	$18.90 to $19.21	$22.51 to $23.01	$98,279	1.18%	0.15% to 0.77%	19.06% to 19.80%
2009		2,729	$14.43 to $14.59	$18.90 to $19.21	$52,175	2.14%	0.22% to 0.77%	30.99% to 31.71%
2008		1,461	$28.84 to $28.98	$14.43 to $14.59	$21,304	3.07%	0.22% to 0.77%	(49.95)% to (49.68)%

TIAA-CREF International Equity Index Sub-Account
2012		6,816	$19.00 to $19.87	$22.53 to $23.48	$156,094	3.88%	0.10% to 0.75%	18.2% to 18.98%
2011		4,444	$21.72 to $21.94	$19.00 to $19.87	$85,547	3.09%	0.11% to 0.77%	(20.53)% to (12.18)%
2010		3,305	$20.27 to $20.42	$21.72 to $21.94	$72,454	2.73%	0.15% to 0.47%	7.12% to 7.46%
2009		2,119	$15.72 to $15.79	$20.27 to $20.42	$43,252	3.45%	0.22% to 0.47%	28.98% to 29.30%
2008		948	$27.23 to $27.37	$15.72 to $15.79	$14,974	4.87%	0.22% to 0.47%	(42.45)% to (42.30)%

TIAA-CREF Large-Cap Growth Sub-Account
2012		747	$26.39 to $27.16	$30.64 to $31.73	$22,944	0.48%	0.10% to 0.75%	16.08% to 16.84%
2011		585	$26.16 to $26.75	$26.39 to $27.16	$15,473	0.37%	0.11% to 0.75%	0.88% to 1.53%
2010		365	$23.30 to $23.67	$26.16 to $26.75	$9,571	0.45%	0.15% to 0.77%	12.30% to 13.00%
2009		202	$17.39 to $17.58	$23.30 to $23.67	$4,718	1.07%	0.22% to 0.77%	33.96% to 34.70%
2008		26	$29.72 to $29.87	$17.39 to $17.58	$454	1.33%	0.22% to 0.77%	(41.49)% to (41.17)%

TIAA-CREF Large-Cap Growth Index Sub-Account
2012		1,143	$23.35 to $27.22	$26.70 to $31.33	$35,795	2.03%	0.10% to 0.76%	14.35% to 15.10%
2011		906	$26.29 to $26.56	$23.35 to $27.22	$24,646	1.49%	0.11% to 0.75%	(6.62) to 2.48%
2010		846	$22.67 to $22.83	$26.29 to $26.56	$22,464	1.54%	0.15% to 0.47%	15.98% to 16.34%
2009		696	$16.60 to $16.68	$22.67 to $22.83	$15,888	1.69%	0.22% to 0.47%	36.54% to 36.88%
2008		511	$27.03 to $27.17	$16.60 to $16.68	$8,520	2.01%	0.22% to 0.47%	(38.75)% to (38.60)%

TIAA-CREF Large-Cap Value Sub-Account
2012		6,556	$20.77 to $21.38	$24.68 to $25.56	$164,209	2.24%	0.10% to 0.75%	18.79% to 19.56%
2011		4,750	$22.19 to $22.69	$20.77 to $21.38	$100,075	1.64%	0.11% to 0.75%	(6.38)% to (5.77)%
2010		3,490	$18.92 to $19.23	$22.19 to $22.69	$78,457	1.78%	0.15% to 0.77%	17.27% to 18.00%
2009		1,623	$14.57 to $14.72	$18.92 to $19.23	$31,043	2.28%	0.22% to 0.77%	29.87% to 30.59%
2008		572	$24.41 to $24.54	$14.57 to $14.72	$8,420	3.29%	0.22% to 0.77%	(40.32)% to (39.99)%

TIAA-CREF Large-Cap Value Index Sub-Account
2012		1,823	$21.09 to $22.89	$24.64 to $26.67	$45,700	3.64%	0.10% to 0.75%	16.48% to 17.24%
2011		1,238	$21.12 to $21.34	$21.09 to $22.89	$26,457	3.75%	0.11% to 0.75%	(8.42) to 0.20%
2010		974	$18.39 to $18.52	$21.12 to $21.34	$20,778	2.36%	0.15% to 0.47%	14.85% to 15.22%
2009		777	$15.43 to $15.50	$18.39 to $18.52	$14,387	2.86%	0.22% to 0.47%	19.21% to 19.51%
2008		468	$24.47 to $24.60	$15.43 to $15.50	$7,257	4.87%	0.22% to 0.47%	(37.14)% to (36.98)%

TIAA-CREF Lifecycle Retirement Income Sub-Account
2012		528	$27.03 to $27.63	$29.92 to $30.78	$18,444	2.91%	0.10% to 0.75%	10.67% to 11.4%
2011		400	$26.50 to $26.91	$27.03 to $27.63	$13,895	3.45%	0.11% to 0.75%	2.01% to 2.67%
2010		213	$24.13 to $24.35	$26.50 to $26.91	$8,977	3.17%	0.14% to 0.77%	9.84% to 10.52%
2009		62	$20.90 to $20.98	$24.13 to $24.35	$4,086	2.64%	0.22% to 0.77%	15.43% to 16.07%
2008	(l)	1	$25.00	$20.90 to $20.98	$17	5.49%	0.22% to 0.77%	(16.40)% to (16.09)%

TIAA-CREF Lifecycle 2010 Sub-Account
2012		1,779	$27.19 to $27.98	$30.40 to $31.49	$55,205	3.15%	0.10% to 0.75%	11.83% to 12.56%
2011		1,403	$26.94 to $27.54	$27.19 to $27.98	$38,868	3.49%	0.11% to 0.75%	0.92% to 1.58%
2010		1,179	$24.27 to $24.67	$26.94 to $27.54	$32,250	3.73%	0.15% to 0.77%	10.98% to 11.67%
2009		835	$20.46 to $20.68	$24.27 to $24.67	$20,524	3.48%	0.22% to 0.77%	18.61% to 19.26%
2008		479	$26.90 to $27.04	$20.46 to $20.68	$9,903	3.23%	0.22% to 0.77%	(23.92)% to (23.50)%

B-42	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
TIAA-CREF Lifecycle 2015 Sub-Account
2012		2,819	$26.38 to $27.15	$29.71 to $30.78	$85,321	3.59%	0.10% to 0.75%	12.62% to 13.36%
2011		2,190	$26.39 to $26.98	$26.38 to $27.15	$58,732	3.58%	0.11% to 0.75%	(0.01)% to 0.64%
2010		1,480	$23.60 to $23.98	$26.39 to $26.98	$39,581	3.64%	0.15% to 0.77%	11.83% to 12.52%
2009		965	$19.56 to $19.77	$23.60 to $23.98	$23,031	3.65%	0.22% to 0.77%	20.62% to 21.28%
2008		371	$26.92 to $27.06	$19.56 to $19.77	$7,334	3.44%	0.22% to 0.77%	(27.34)% to (26.94)%

TIAA-CREF Lifecycle 2020 Sub-Account
2012		3,733	$25.38 to $26.12	$28.88 to $29.91	$109,810	3.69%	0.10% to 0.75%	13.76% to 14.51%
2011		2,503	$25.65 to $26.22	$25.38 to $26.12	$64,596	3.65%	0.11% to 0.75%	(1.04)% to (0.39)%
2010		1,523	$22.78 to $23.15	$25.65 to $26.22	$39,664	3.63%	0.15% to 0.22%	12.58% to 13.28%
2009		910	$18.61 to $18.81	$22.78 to $23.15	$21,009	3.51%	0.22% to 0.77%	22.43% to 23.10%
2008		353	$26.83 to $26.96	$18.61 to $18.81	$6,643	3.58%	0.22% to 0.77%	(30.64)% to (30.25)%

TIAA-CREF Lifecycle 2025 Sub-Account
2012		3,847	$24.48 to $25.20	$28.09 to $29.10	$110,064	3.57%	0.10% to 0.75%	14.73% to 15.48%
2011		2,546	$24.99 to $25.55	$24.48 to $25.20	$63,345	3.50%	0.11% to 0.75%	(2.04)% to (1.40)%
2010		1,600	$22.10 to $22.45	$24.99 to $25.55	$40,571	3.49%	0.15% to 0.77%	13.12% to 13.81%
2009		1,004	$17.76 to $17.94	$22.10 to $22.45	$22,442	3.48%	0.22% to 0.77%	24.44% to 25.12%
2008		317	$26.82 to $26.96	$17.76 to $17.94	$5,681	3.18%	0.22% to 0.77%	(33.80)% to (33.44)%

TIAA-CREF Lifecycle 2030 Sub-Account
2012		3,757	$23.57 to $24.26	$27.26 to $28.24	$104,392	3.25%	0.10% to 0.75%	15.65% to 16.41%
2011		2,598	$24.32 to $24.86	$23.57 to $24.26	$62,291	3.27%	0.11% to 0.75%	(3.06)% to (2.42)%
2010		1,633	$21.36 to $21.70	$24.32 to $24.86	$40,297	3.56%	0.15% to 0.77%	13.86% to 14.56%
2009		897	$16.95 to $17.13	$21.36 to $21.70	$19,409	3.27%	0.22% to 0.77%	26.03% to 26.73%
2008		327	$26.85 to $26.98	$16.95 to $17.13	$5,595	4.08%	0.22% to 0.77%	(36.88)% to (36.53)%

TIAA-CREF Lifecycle 2035 Sub-Account
2012		3,629	$23.15 to $23.82	$26.96 to $27.92	$99,885	3.01%	0.10% to 0.75%	16.44% to 17.2%
2011		2,450	$24.14 to $24.68	$23.15 to $23.82	$57,774	3.16%	0.11% to 0.75%	(4.09)% to (3.47)%
2010		1,508	$21.10 to $21.45	$24.14 to $24.68	$37,015	3.41%	0.15% to 0.77%	14.38% to 15.08%
2009		836	$16.53 to $16.71	$21.10 to $21.45	$17,885	3.11%	0.22% to 0.77%	27.66% to 28.37%
2008		285	$26.89 to $27.02	$16.53 to $16.71	$4,763	4.45%	0.22% to 0.77%	(38.51)% to (38.17)%

TIAA-CREF Lifecycle 2040 Sub-Account
2012		4,564	$23.23 to $23.90	$27.09 to $28.06	$126,588	2.90%	0.10% to 0.75%	16.64% to 17.4%
2011		3,193	$24.27 to $24.82	$23.23 to $23.90	$75,736	3.07%	0.11% to 0.75%	(4.30)% to (3.68)%
2010		2,106	$21.19 to $21.53	$24.27 to $24.82	$52,042	3.36%	0.15% to 0.77%	14.57% to 15.28%
2009		1,237	$16.60 to $16.77	$21.19 to $21.53	$26,578	3.19%	0.22% to 0.77%	27.66% to 28.36%
2008		421	$26.95 to $27.08	$16.60 to $16.77	$7,052	3.93%	0.22% to 0.77%	(38.41)% to (38.07)%

TIAA-CREF Lifecycle 2045 Sub-Account
2012		1,801	$22.46 to $22.96	$26.21 to $26.96	$47,646	2.69%	0.10% to 0.75%	16.68% to 17.44%
2011		971	$23.48 to $23.85	$22.46 to $22.96	$21,953	3.29%	0.10% to 0.75%	(4.36)% to (3.74)%
2010		367	$20.51 to $20.70	$23.48 to $23.85	$8,655	3.42%	0.14% to 0.77%	14.51% to 15.22%
2009		106	$16.07 to $16.13	$20.51 to $20.70	$2,177	3.91%	0.22% to 0.77%	27.59% to 28.29%
2008	(l)	2	$25.00	$16.07 to $16.13	$40	9.50%	0.22% to 0.77%	(35.71)% to (35.47)%

TIAA-CREF Lifecycle 2050 Sub-Account
2012		1,220	$22.23 to $22.72	$25.93 to $26.68	$31,901	2.71%	0.10% to 0.75%	16.65% to 17.42%
2011		626	$23.22 to $23.58	$22.23 to $22.72	$14,014	3.21%	0.10% to 0.75%	(4.29)% to (3.66)%
2010		245	$20.30 to $20.48	$23.22 to $23.58	$5,710	3.29%	0.14% to 0.77%	14.43% to 15.14%
2009		80	$15.93 to $15.99	$20.30 to $20.48	$1,622	4.08%	0.22% to 0.77%	27.37% to 28.07%
2008	(l)	1	$25.00	$15.93 to $15.99	$18	7.94%	0.22% to 0.77%	(36.26)% to (36.03)%

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-43

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
TIAA-CREF Lifecycle 2055 Sub-Account
2012	(m)	0.5	$24.64	$25.99 to $26.05	$12	14.38%	0.47% to 0.78%	2.94% to 5.49%

TIAA-CREF Mid-Cap Growth Sub-Account
2012		2,959	$26.59 to $27.37	$31.13 to $32.25	$94,181	0.81%	0.10% to 0.75%	17.08% to 17.84%
2011		2,707	$28.27 to $28.91	$26.59 to $27.37	$73,360	0.00%	0.11% to 0.76%	(5.94)% to (5.33)%
2010		2,332	$22.17 to $22.53	$28.27 to $28.91	$66,990	0.00%	0.15% to 0.77%	27.52% to 28.31%
2009		1,346	$15.21 to $15.37	$22.17 to $22.53	$30,202	0.38%	0.22% to 0.77%	45.79% to 46.60%
2008		290	$28.51 to $28.65	$15.21 to $15.37	$4,453	0.30%	0.22% to 0.77%	(46.66)% to (46.37)%

TIAA-CREF Mid-Cap Value Sub-Account
2012		9,067	$24.11 to $24.81	$27.90 to $28.90	$259,133	1.90%	0.10% to 0.75%	15.73% to 16.49%
2011		7,560	$24.83 to $25.39	$24.11 to $24.81	$185,877	1.47%	0.11% to 0.75%	(2.90)% to (2.27)%
2010		5,860	$20.65 to $20.98	$24.83 to $25.39	$147,859	1.94%	0.15% to 0.77%	20.27% to 21.01%
2009		3,526	$15.14 to $15.31	$20.65 to $20.98	$73,688	2.23%	0.22% to 0.77%	36.34% to 37.09%
2008		1,517	$25.69 to $25.82	$15.14 to $15.31	$23,209	2.65%	0.22% to 0.77%	(41.05)% to (40.72)%

TIAA-CREF Money Market Sub-Account
2012		151	$26.12 to $26.88	$25.93 to $26.86	$3,927	0.04%	0.09% to 0.75%	(0.71)% to (0.06)%
2011		132	$26.30 to $26.89	$26.12 to $26.88	$3,442	0.04%	0.10% to 0.75%	(0.70)% to (0.06)%
2010		88	$26.48 to $26.90	$26.30 to $26.89	$2,304	0.11%	0.12% to 0.77%	(0.66)% to (0.05)%
2009		66	$26.55 to $26.83	$26.48 to $26.90	$1,739	0.47%	0.22% to 0.77%	(0.27)% to 0.28%
2008		48	$26.02 to $26.15	$26.55 to $26.83	$1,288	2.19%	0.22% to 0.77%	2.03% to 2.59%

TIAA-CREF Real Estate Securities Sub-Account
2012		1,803	$19.73 to $20.31	$23.41 to $24.25	$42,444	1.80%	0.10% to 0.75%	18.65% to 19.43%
2011		1,228	$18.59 to $19.00	$19.73 to $20.31	$24,302	1.48%	0.10% to 0.75%	6.17% to 6.86%
2010		800	$14.29 to $14.52	$18.59 to $19.00	$14,894	2.28%	0.14% to 0.77%	30.09% to 30.90%
2009		290	$11.55 to $11.67	$14.29 to $14.52	$4,149	3.51%	0.22% to 0.77%	23.69% to 24.38%
2008		36	$18.95 to $19.05	$11.55 to $11.67	$417	3.89%	0.22% to 0.77%	(39.05)% to (38.71)%

TIAA-CREF S&P 500 Index Sub-Account
2012		1,817	$23.32 to $24.06	$26.84 to $27.87	$50,596	3.06%	0.10% to 0.75%	15.07% to 15.82%
2011		1,132	$23.37 to $23.61	$23.32 to $24.06	$27,220	1.99%	0.11% to 0.75%	(6.70)% to 1.90%
2010		979	$20.43 to $20.58	$23.37 to $23.61	$23,121	2.52%	0.15% to 0.47%	14.39% to 14.75%
2009		860	$16.23 to $16.31	$20.43 to $20.58	$17,679	2.62%	0.22% to 0.47%	25.87% to 26.18%
2008		478	$25.78 to $25.91	$16.23 to $16.31	$7,792	3.84%	0.22% to 0.47%	(37.22)% to (37.06)%

TIAA-CREF Short-Term Bond Sub-Account
2012		358	$25.25 to $30.39	$26.00 to $31.49	$11,226	1.75%	0.10% to 0.73%	2.96% to 3.63%
2011		337	$29.34 to $29.65	$25.25 to $30.39	$10,194	2.05%	0.11% to 0.75%	1.00% to 2.51%
2010		260	$28.13 to $28.34	$29.34 to $29.65	$7,675	2.46%	0.15% to 0.47%	4.29% to 4.62%
2009		154	$26.73 to $26.86	$28.13 to $28.34	$4,356	3.49%	0.22% to 0.47%	5.23% to 5.49%
2008		79	$26.12 to $26.25	$26.73 to $26.86	$2,118	4.21%	0.22% to 0.47%	2.07% to 2.33%

TIAA-CREF Small-Cap Blend Index Sub-Account
2012		3,445	$23.91 to $24.60	$27.67 to $28.66	$97,469	2.46%	0.10% to 0.75%	15.74% to 16.50%
2011		2,658	$25.12 to $25.69	$23.91 to $24.60	$64,641	1.42%	0.11% to 0.76%	(4.84)% to (4.22)%
2010		2,577	$19.97 to $20.29	$25.12 to $25.69	$65,692	1.54%	0.15% to 0.77%	25.81% to 26.59%
2009		1,575	$15.86 to $16.03	$19.97 to $20.29	$31,818	1.87%	0.22% to 0.77%	25.86% to 26.56%
2008		20	$24.06 to $24.18	$15.86 to $16.03	$324	2.90%	0.22% to 0.77%	(34.05)% to (33.69)%

B-44	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

continued

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
TIAA-CREF Small-Cap Equity Sub-Account
2012		3,401	$23.21 to $23.88	$26.27 to $27.22	$91,349	1.30%	0.10% to 0.75%	13.21% to 13.95%
2011		2,779	$24.33 to $24.88	$23.21 to $23.88	$65,752	0.83%	0.11% to 0.75%	(4.62)% to (4.00)%
2010		1,771	$19.23 to $19.54	$24.33 to $24.88	$43,791	0.83%	0.15% to 0.77%	26.52% to 27.30%
2009		772	$15.26 to $15.43	$19.23 to $19.54	$15,041	0.98%	0.22% to 0.77%	26.00% to 26.69%
2008		413	$22.88 to $22.99	$15.26 to $15.43	$6,371	0.85%	0.22% to 0.77%	(33.27%) to (32.90%)

TIAA-CREF Social Choice Equity Sub-Account
2012		807	$23.94 to $24.64	$27.10 to $28.07	$22,133	2.18%	0.10% to 0.75%	13.19% to 13.93%
2011		707	$24.13 to $24.68	$23.94 to $24.64	$17,110	1.83%	0.11% to 0.75%	(0.80)% to (0.16)%
2010		578	$20.98 to $21.32	$24.13 to $24.68	$14,095	2.09%	0.15% to 0.77%	15.02% to 15.73%
2009		345	$15.97 to $16.14	$20.98 to $21.32	$7,302	2.70%	0.22% to 0.77%	31.37% to 32.09%
2008		131	$25.21 to $25.33	$15.97 to $16.14	$2,112	2.78%	0.22% to 0.77%	(36.64)% to (36.29)%

American Funds EuroPacific Growth Fund (Class R-5) Sub-Account
2012		2,167	$22.86 to $23.19	$26.58 to $27.70	$60,025	2.30%	0.10% to 0.77%	9.28% to 19.45%
2011		1,980	$26.50 to $26.78	$22.86 to $23.19	$45,905	1.86%	0.11% to 0.45%	(13.73)% to (13.43)%
2010		1,776	$24.27 to $24.45	$26.50 to $26.78	$47,575	2.02%	0.15% to 0.47%	9.20% to 9.55%
2009		1,349	$17.47 to $17.56	$24.27 to $24.45	$32,972	2.95%	0.22% to 0.47%	38.89% to 39.24%
2008		671	$29.44 to $29.51	$17.47 to $17.56	$11,774	5.40%	0.22% to 0.47%	(40.66)% to (40.51)%

American Funds Washington Mutual Investors Fund (Class R-5) Sub-Account
2012		998	$24.40 to $24.74	$25.72 to $27.88	$27,837	2.81%	0.10% to 0.76%	3.22% to 12.69%
2011		552	$22.84 to $23.08	$24.40 to $24.74	$13,648	3.04%	0.10% to 0.45%	6.81% to 7.19%
2010		219	$20.19 to $20.34	$22.84 to $23.08	$5,049	2.99%	0.22% to 0.47%	13.12% to 13.47%
2009		179	$16.99 to $17.07	$20.19 to $20.34	$3,643	3.80%	0.22% to 0.47%	18.84% to 19.14%
2008		46	$25.47 to $25.52	$16.99 to $17.07	$778	3.64%	0.22% to 0.47%	(33.28)% to (33.11)%

DFA Emerging Markets Portfolio (Institutional Class) Sub-Account
2012		143	$19.49 to $19.57	$23.05 to $23.30	$3,338	2.02%	0.10% to 0.75%	18.26% to 19.04%
2011	(k)	50	$25.00	$19.49 to $19.57	$973	3.50%	0.10% to 0.77%	(22.05)% to (21.71)%

Dodge & Cox International Stock Fund Sub-Account
2012		181	$19.24 to $19.32	$23.11 to $23.36	$4,227	3.69%	0.10% to 0.75%	20.12% to 20.91%
2011	(k)	8	$25.00	$19.24 to $19.32	$155	11.55%	0.10% to 0.75%	(23.05)% to (22.71)%

T. Rowe Price® Institutional Large-Cap Growth Fund Sub-Account
2012		811	$22.75 to $27.56	$26.54 to $32.37	$26,222	0.42%	0.10% to 0.75%	16.67% to 17.44%
2011		567	$27.69 to $27.98	$22.75 to $27.56	$15,622	0.19%	0.11% to 0.75%	(9.00)% to (1.50)%
2010		489	$23.92 to $24.10	$27.69 to $27.98	$13,672	0.28%	0.15% to 0.47%	15.75% to 16.11%
2009		516	$15.67 to $15.74	$23.92 to $24.10	$12,433	0.29%	0.22% to 0.47%	52.68% to 53.07%
2008		150	$26.55 to $26.68	$15.67 to $15.74	$2,364	0.32%	0.22% to 0.47%	(41.13)% to (40.99)%

Vanguard Emerging Markets Stock Index Fund (Signal Shares) Sub-Account
2012		99	$19.22 to $19.31	$22.66 to $22.91	$2,261	4.24%	0.10% to 0.76%	17.90% to 18.67%
2011	(k)	7	$25.00	$19.22 to $19.31	$125	7.61%	0.10% to 0.75%	(23.11)% to (22.78)%

Vanguard Explorer Fund (Investor Shares) Sub-Account
2012		178	$21.77 to $21.86	$24.82 to $25.09	$4,471	0.52%	0.10% to 0.76%	14.03% to 14.77%
2011	(k)	59	$25.00	$21.77 to $21.86	$1,285	0.78%	0.10% to 0.76%	(12.92)% to (12.54)%

Vanguard Intermediate-Term Treasury Fund (Investor Shares) Sub-Account
2012		34	$26.95 to $27.07	$27.46 to $27.76	$934	2.18%	0.10% to 0.75%	1.90% to 2.57%
2011	(k)	24	$25.00	$26.95 to $27.07	$659	5.55%	0.10% to 0.75%	7.80% to 8.27%

See notes to condensed financial information.	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-45

NOTES TO FINANCIAL STATEMENTS TIAA SEPARATE ACCOUNT VA-3

						For the period ended December 31,

Period		Accumulation Units Outstanding, End of Period (000’s)	Accumulation Unit Value, Beginning of Period Lowest to Highest	Accumulation Unit Value, End of Period Lowest to Highest	Net Assets, End of Period (000’s)	Ratio of Investment Income to Average Net Assets(c)(d)	Ratio of Expenses to Average Net Assets Lowest to Highest(b)(c)(e)	Total Return Lowest to Highest(a)(f)
Vanguard Selected Value Fund (Investor Shares) Sub-Account
2012		204	$22.90 to $22.99	$26.19 to $26.47	$5,415	15.58%	0.10% to 0.75%	14.38% to 15.13%
2011	(k)	8	$25.00	$22.90 to $22.99	$185	7.32%	0.10% to 0.76%	(8.42)% to (8.02)%

Vanguard Small-Cap Value Index Fund (Investor Shares) Sub-Account
2012		186	$21.95 to $22.04	$25.82 to $26.11	$4,850	4.25%	0.10% to 0.75%	17.68% to 18.45%
2011	(k)	35	$25.00	$21.95 to $22.04	$773	11.39%	0.10% to 0.77%	(12.22)% to (11.84)%

Vanguard Wellington Fund (Investor Shares) Sub-Account
2012		500	$24.11 to $24.22	$26.94 to $27.24	$13,619	4.22%	0.10% to 0.76%	11.73% to 12.46%
2011	(k)	51	$25.00	$24.11 to $24.22	$1,242	4.97%	0.10% to 0.75%	(3.54)% to (3.13)%

Western Asset Core Plus Bond Fund (Class I) Sub-Account
2012		1,239	$25.83 to $34.68	$27.80 to $37.56	$46,462	3.18%	0.10% to 0.75%	7.63% to 8.33%
2011		930	$32.19 to $32.53	$25.83 to $34.68	$32,214	3.47%	0.11% to 0.75%	3.32% to 6.61%
2010		645	$28.88 to $29.09	$32.19 to $32.53	$20,952	5.23%	0.15% to 0.47%	11.46% to 11.82%
2009		393	$23.02 to $23.13	$28.88 to $29.09	$11,432	6.70%	0.22% to 0.47%	25.44% to 25.75%
2008		168	$25.51 to $25.64	$23.02 to $23.13	$3,897	6.26%	0.22% to 0.47%	(10.00)% to (9.77)%

(a)	Not annualized for periods less than one year.
(b)	Does not include expenses of Underlying Funds.
(c)	Periods less than one year are annualized and are not necessarily indicative of a full year of operations.
(d)	These amounts represent the dividends, excluding distributions of long-term capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contractowner accounts either through reductions in the unit values or the redemption of units, if any. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Account invests.
(e)	These amounts represent the annualized expenses of the Sub-Account, consisting of administration and mortality and expense charges, for each period indicated. These ratios include only these expenses that result in a direct reduction to unit values. Charges made directly to contractowner accounts through the redemption of units and expenses of the underlying fund have been excluded.
(f)	These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the Sub-Account. The total return is calculated for each period indicated or from the effective date through the end of the reporting period, which is not annualized. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contractowners’ total returns may not be within the ranges presented.
(k)	Sub-Account commenced operations May 1, 2011.
(l)	Sub-Account commenced operations May 1, 2008.
(m)	Sub-Account commenced operations August 10, 2012.

B-46	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to condensed financial information.

REPORT OF MANAGEMENT RESPONSIBILITY

April 8, 2013

To the Policyholders of Teachers Insurance and Annuity Association of America:

The accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (“TIAA”) are the responsibility of management. They have been prepared on the basis of statutory accounting principles, a comprehensive basis of accounting comprised of accounting principles prescribed or permitted by the New York State Department of Financial Services. The financial statements of TIAA have been presented fairly and objectively in accordance with such statutory accounting principles.

TIAA’s internal control over financial reporting is a process effected by those charged with governance, management and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with statutory accounting principles. TIAA’s internal control over financial reporting includes those policies and procedures that (1) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the entity; (2) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with statutory accounting principles, and the receipts and expenditures of the entity are being made only in accordance with authorizations of management and those charged with governance; and (3) provide reasonable assurance regarding prevention, or timely detection and correction of unauthorized acquisition, use, or disposition of the entity’s assets that could have a material effect on the financial statements.

Management is responsible for establishing and maintaining effective internal control over financial reporting. Management assessed the effectiveness of the entity’s internal control over financial reporting as of December 31, 2012, based on the framework set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework. Based on that assessment, management concluded that, as of December 31, 2012, TIAA’s internal control over financial reporting is effective based on the criteria established in Internal Control-Integrated Framework.

In addition, TIAA’s internal audit personnel provide regular reviews and assessments of the internal controls and operations of TIAA, and the Vice President of Internal Audit regularly reports to the Audit Committee of the TIAA Board of Trustees.

The independent auditors of PricewaterhouseCoopers LLP have audited the accompanying statutory-basis financial statements of TIAA for the years ended December 31, 2012, 2011 and 2010. To maintain auditor independence and avoid even the appearance of a conflict of interest, it continues to be TIAA’s policy that any management advisory or consulting service, which is not in accordance with TIAA’s specific auditor independence policies designed to avoid such conflicts, be obtained from a firm other than the independent auditor. The independent auditors’ report expresses an opinion in all material respect on the fairness of presentation of these statutory-basis financial statements.

The Audit Committee of the TIAA Board of Trustees, comprised entirely of independent, non-management trustees, meets regularly with management, representatives of the independent auditor and internal audit personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual independent audit of the TIAA statutory-basis financial statements, the New York Department of Financial Services and other state insurance departments regularly examine the operations and financial statements of TIAA as part of their periodic corporate examinations.

Roger W. Ferguson, Jr.	Virginia M. Wilson
President and Chief Executive Officer	Executive Vice President and
Chief Financial Officer

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-47

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees of Teachers Insurance and Annuity Association of America:

We have audited the accompanying statutory-basis financial statements of Teachers Insurance and Annuity Association of America (the “Company”), which comprise the statutory statements of admitted assets, liabilities, and capital and contingency reserves as of December 31, 2012 and 2011 and the related statutory statements of operations, changes in capital and contingency reserves and cash flows for each of the three years in the period ended December 31, 2012. We also have audited the Company’s internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”). Management is responsible for the preparation and fair presentation of these financial statements in accordance with the accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for maintaining effective internal control over financial reporting, and for its assertion of the effectiveness of internal control over financial reporting, included in the accompanying Report of Management’s Responsibility. Our responsibility is to express an opinion on these financial statements and an opinion on the Company’s internal control over financial reporting based on our audits.

We conducted our audit of the financial statements in accordance with auditing standards generally accepted in the United States of America and our audit of internal control over financial reporting in accordance with attestation standards established by the American Institute of Certified Public Accountants. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement and whether effective internal control over financial reporting was maintained in all material respects. Our audit of the financial statements included examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our audit of internal control over financial reporting included obtaining an understanding of internal control over financial reporting, assessing the risk that a material weakness exists, and, testing and evaluating the design and operating effectiveness of internal control, based on the assessed risk. Our audits also included performing such other procedures as we considered necessary in the circumstances. We believe that our audits provide a reasonable basis for our opinions.

As described in Note 2 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting described in Note 2 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2012 and 2011, or the results of its operations or its cash flows thereof for the years then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of the Company as of December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012 on the basis of accounting described in Note 2. Also in our opinion, the Company maintained, in all material respects, effective internal control over financial reporting as of December 31, 2012, based on criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (COSO).

A company’s internal control over financial reporting is a process effected by those charged with governance, management, and other personnel, designed to provide reasonable assurance regarding the preparation of reliable financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services. A company’s internal control over financial reporting includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the company; (ii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with accounting practices prescribed or permitted by the New York State Department of Financial Services, and that receipts and expenditures of the company are being made only in accordance with authorizations of management and those charged with governance; and (iii) provide reasonable assurance regarding prevention or timely detection and correction of unauthorized acquisition, use, or disposition of the company’s assets that could have a material effect on the financial statements.

Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements. Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions, or that the degree of compliance with the policies or procedures may deteriorate.

New York, New York

April 8, 2013

B-48	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

STATUTORY–BASIS STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL
AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	December 31,
(in millions)	2012	2011

ADMITTED ASSETS
Bonds	$173,954	$167,931
Preferred stocks	38	82
Common stocks	3,495	3,582
Mortgage loans	12,956	13,133
Real estate	1,623	1,595
Cash, cash equivalents and short-term investments	1,681	597
Contract loans	1,358	1,301
Derivatives	96	185
Other long-term investments	17,973	16,197
Investment income due and accrued	1,772	1,805
Federal income taxes	—	5
Net deferred federal income tax asset	3,235	3,070
Other assets	437	430
Separate account assets	18,420	16,019
Total admitted assets	$237,038	$225,932

LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Liabilities
Reserves for life and health insurance, annuities and deposit-type contracts	$180,020	$175,395
Dividends due to policyholders	1,854	1,731
Interest maintenance reserve	1,687	1,229
Federal income taxes	3	—
Borrowed money	52	809
Asset valuation reserve	3,424	2,825
Derivatives	346	326
Other liabilities	2,276	1,662
Separate account liabilities	18,067	14,824
Total liabilities	207,729	198,801

Capital and Contingency Reserves
Capital (2,500 shares of $1,000 par value common stock issued and outstanding and $550,000 paid-in capital)	3	3
Surplus notes	2,000	2,000
Contingency reserves:
For investment losses, annuity and insurance mortality, and other risks	27,306	23,650
Deferred income taxes	—	1,478
Total capital and contingency reserves	29,309	27,131
Total liabilities, capital and contingency reserves	$237,038	$225,932

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-49

STATUTORY–BASIS STATEMENTS OF OPERATIONS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

REVENUES
Insurance and annuity premiums and other considerations	$12,085	$12,703	$12,938
Annuity dividend additions	1,312	1,325	1,048
Net investment income	11,042	10,910	10,534
Other revenue	231	182	143
Total revenues	$24,670	$25,120	$24,663

BENEFITS AND EXPENSES
Policy and contract benefits	$11,733	$11,341	$10,922
Dividends to policyholders	3,128	3,082	2,733
Increase in policy and contract reserves	4,604	5,460	5,062
Net operating expenses	922	859	798
Net transfers to separate accounts	1,518	1,661	2,130
Other benefits and expenses	318	53	235
Total benefits and expenses	$22,223	$22,456	$21,880

Income before federal income taxes and net realized capital gains (losses)	$2,447	$2,664	$2,783
Federal income tax (benefit)	(11)	(139)	(28)
Net realized capital gains (losses) less capital gains taxes, after transfers to the interest maintenance reserve	(416)	(444)	(1,430)
Net income	$2,042	$2,359	$1,381

B-50	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

STATUTORY–BASIS STATEMENTS OF CHANGES IN CAPITAL AND CONTINGENCY RESERVES

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

(in millions)	Capital Stock and Additional Paid-in Capital	Contingency Reserves	Total
Balance, December 31, 2009	$3	$22,841	$22,844
Net Income		1,381	1,381
Net unrealized capital gains on investments		1,361	1,361
Change in asset valuation reserve		(1,417)	(1,417)
Change in surplus of separate accounts		121	121
Change in net deferred income tax		(1,507)	(1,507)
Prior year surplus adjustment		(45)	(45)
Change in non-admitted assets:
Deferred federal income tax asset		2,320	2,320
Other assets		98	98
Balance, December 31, 2010	$3	$25,153	$25,156

Net Income		2,359	2,359
Net unrealized capital gains on investments		390	390
Change in asset valuation reserve		(802)	(802)
Change in accounting principle		(23)	(23)
Change in surplus of separate accounts		134	134
Change in net deferred income tax		(1,129)	(1,129)
Change in non-admitted assets:
Deferred federal income tax asset		953	953
Other assets		93	93
Balance, December 31, 2011	$3	$27,128	$27,131

Net Income		2,042	2,042
Net unrealized capital gains on investments		490	490
Change in asset valuation reserve		(599)	(599)
Change in surplus of separate accounts		64	64
Change in net deferred income tax		(1,119)	(1,119)
Prior year surplus adjustment		(5)	(5)
Change in non-admitted assets:
Deferred federal income tax asset		1,285	1,285
Other assets		20	20
Balance, December 31, 2012	$3	$29,306	$29,309

See notes to statutory-basis financial statements	TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-51

STATUTORY–BASIS STATEMENTS OF CASH FLOWS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	For the Years Ended December 31,
(in millions)	2012	2011	2010

CASH FROM OPERATIONS
Insurance and annuity premiums and other considerations	$12,084	$12,705	$12,941
Net investment income	10,590	10,948	10,361
Miscellaneous income	199	180	142
Total Receipts	22,873	23,833	23,444
Policy and contract benefits	11,722	11,321	10,574
Operating expenses	1,127	853	972
Dividends paid to policyholders	1,693	1,709	1,720
Federal income tax expense (benefit)	(16)	(141)	106
Net transfers to separate accounts	597	1,666	2,149
Total Disbursements	15,123	15,408	15,521
Net cash from operations	7,750	8,425	7,923

CASH FROM INVESTMENTS
Proceeds from investments sold, matured, or repaid:
Bonds	26,689	19,042	29,718
Stocks	843	669	772
Mortgage loans and real estate	2,954	2,162	4,432
Other invested assets	2,184	2,197	2,252
Miscellaneous proceeds	13	66	130
Cost of investments acquired:
Bonds	31,963	24,768	40,026
Stocks	559	486	863
Mortgage loans and real estate	2,784	1,922	373
Other invested assets	3,472	5,320	3,204
Miscellaneous applications	270	448	167
Net cash from investments	(6,365)	(8,808)	(7,329)

CASH FROM FINANCING AND OTHER
Borrowed money	(757)	(151)	21
Net deposits on deposit-type contracts funds	53	32	51
Other cash provided (applied)	403	(266)	171
Net cash from financing and other	(301)	(385)	243
NET CHANGE IN CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS	1,084	(768)	837
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, BEGINNING OF YEAR	597	1,365	528

CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS, END OF YEAR	$1,681	$597	$1,365

B-52	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3	See notes to statutory-basis financial statements

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA  ■   DECEMBER 31, 2012

Note 1—organization

Teachers Insurance and Annuity Association of America (“TIAA” or the “Company”) was established in 1918 as a legal reserve life insurance company under the insurance laws of the State of New York. All of the outstanding common stock of TIAA is held by the TIAA Board of Overseers (“Board of Overseers”), a not-for-profit corporation incorporated in the State of New York originally created for the purpose of holding the stock of TIAA.

The Company’s primary purpose is to aid and strengthen non-profit educational and research organizations, governmental entities and other non-profit institutions by providing retirement and insurance benefits for their employees and their families and by counseling such organizations and their employees on benefit plans and other measures of economic security.

Note 2—significant accounting policies

BASIS OF PRESENTATION:

The accompanying financial statements have been prepared on the basis of statutory accounting principles prescribed or permitted by the New York State Department of Financial Services (the “Department”); a comprehensive basis of accounting that differs from accounting principles generally accepted in the United States (“GAAP”). The Department requires insurance companies domiciled in the State of New York to prepare their statutory-basis financial statements in accordance with the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”), subject to any deviation prescribed or permitted by the Department (“New York SAP”).

The table below provides a reconciliation of the Company’s net income (loss) and capital and contingency reserves between NAIC SAP and the New York SAP annual statement filed with the Department. The primary differences arise because the Company maintains more conservative reserves, as prescribed or permitted by New York SAP, under which annuity reserves are generally discounted on the basis of mortality tables and contractually guaranteed interest rates (in millions).

	For the Years Ended December 31,
	2012	2011	2010
Net Income, New York SAP	$2,042	$2,359	$1,381
New York SAP Prescribed Practices:
Additional Reserves for:
Term Conversions	2	1	2
Deferred and Payout Annuities issued after 2000	63	171	186
Net Income, NAIC SAP	$2,107	$2,531	$1,569

Capital and Contingency Reserves, New York SAP	$29,309	$27,131	$25,156
New York SAP Prescribed Practices:
Intangible Asset Limitation	—	—	12
Additional Reserves for:
Term Conversions	18	16	15
Deferred and Payout Annuities issued after 2000	3,917	3,854	3,683
Capital and Contingency Reserves, NAIC SAP	$33,244	$31,001	$28,866

Accounting Principles Generally Accepted in the United States: The Financial Accounting Standards Board (“FASB”) dictates the accounting principles for financial statements that are prepared in conformity with GAAP with applicable authoritative accounting pronouncements. As a result, the Company cannot refer to financial statements prepared in accordance with NAIC SAP and New York SAP as having been prepared in accordance with GAAP.

The primary differences between GAAP and NAIC SAP can be summarized as follows:

Under GAAP:

•	The Asset Valuation Reserve (“AVR”) is eliminated as it is not recognized under GAAP. The AVR is established under NAIC SAP with changes recorded as a direct charge to surplus;

•	The Interest Maintenance Reserve (“IMR”) is eliminated as it is not recognized under GAAP. The realized gains and losses resulting from changes in interest rates are reported as a component of net income under GAAP rather than being deferred and subsequently amortized into income over the remaining expected life of the investment sold;

•	Dividends on insurance policies and annuity contracts are accrued as the related earnings emerge from operations under GAAP rather than being accrued in the year when they are declared;

•	Certain assets designated as “non-admitted assets” are included in the GAAP balance sheet rather than excluded from assets in the statutory balance sheet;

•	Policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new business, are deferred and amortized over the expected lives of the policies issued under GAAP rather than being expensed when incurred;

•	Policy and contract reserves are based on estimates of expected mortality, morbidity, persistency and interest under GAAP rather than being based on statutory mortality, morbidity and interest requirements;

•	Surplus notes are reported as a liability rather than a component of capital and contingency reserves;

•	Investments in wholly-owned subsidiaries, other entities under the control of the parent, and certain variable interest entities are consolidated in the parent’s financial statements rather than being carried at the parent’s share of the underlying GAAP equity or statutory surplus of a domestic insurance subsidiary;

•	Investments in bonds considered to be “available for sale” are carried at fair value under GAAP rather than at amortized cost;

•

Impairments on securities other than loan-backed and structured securities due to credit losses are recorded as other-than-temporary impairments (“OTTI”) through earnings for the difference between amortized cost and discounted cash flows when a security is deemed impaired. Other declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-53

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

SAP, an impairment for such securities is recorded through earnings for the difference between amortized cost and fair value;

•	For loan-backed and structured securities that are other-than-temporarily impaired, declines in fair value related to factors other than credit are recorded as other comprehensive income, which is a separate component of stockholder’s equity. Under NAIC SAP, such declines in fair value are not recorded until a credit loss occurs;

•	Changes in the allowance for estimated uncollectible amounts related to mortgage loans are recorded through earnings under GAAP rather than as unrealized losses, which is a component of surplus under NAIC SAP;

•	Changes in the value of certain other long-term investments accounted for under the equity method of accounting are recorded through earnings under GAAP rather than as unrealized gains (losses), which is a component of surplus under NAIC SAP;

•	Deferred income taxes, subject to valuation allowance, include federal and state income taxes and changes in the deferred tax are reflected in earnings. Under NAIC SAP, deferred taxes exclude state income taxes and are admitted to the extent they can be realized within three years subject to a 15% limitation of capital and surplus with changes in the net deferred tax reflected as a component of surplus;

•	The calculation for the defined benefit and post-retirement benefit obligations include both vested and non-vested employees. Prior to January 1, 2013, non-vested employees are not considered under NAIC SAP;

•	Contracts that do not subject the Company to risks arising from policyholder mortality or morbidity are reported as a deposit liability. Under NAIC SAP, contracts that have any mortality and morbidity risk, regardless of significance, and contracts with life contingent annuity purchase rate guarantees are classified as insurance contracts and amounts received under these contracts are reported as revenue;

•	Declines in fair value of derivatives are recorded through earnings rather than surplus. Derivatives embedded in host contracts are accounted for separately like a freestanding derivative if certain criteria are met under GAAP. Replication Synthetic Asset Transactions (“RSAT”) are not recognized under GAAP;

•	Certain reinsurance transactions are accounted for as financing transactions under GAAP and as reinsurance for statutory purposes. Assets and liabilities are reported gross of reinsurance for GAAP and net of reinsurance for statutory purposes. Transactions recorded as financing under GAAP have no impact on premiums or losses incurred, while for statutory purposes, premiums paid to the reinsurer are recorded as ceded premiums (a reduction in revenue) and expected reimbursement for losses from the reinsurer are recorded as a reduction in losses.

The effects of these differences, while not determined, are presumed to be material.

Reclassifications: Certain prior year amounts in the financial statements have been reclassified to conform to the 2012 presentation. These reclassifications did not affect the total assets, liabilities, net income or surplus previously reported.

Use of Estimates: The preparation of statutory-basis financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities at the date of the financial statements. Management is also required to disclose contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results may differ from those estimates.

ACCOUNTING POLICIES:

The following is a summary of the significant accounting policies followed by the Company:

Investments: Publicly traded securities are accounted for as of the date the investments are purchased or sold (trade date). Other investments are recorded on the settlement date. Realized capital gains and losses on investment transactions are accounted for under the specific identification method. A realized loss is recorded when an impairment is considered to be other-than-temporary.

Bonds: Bonds are stated at amortized cost using the current effective interest method. Bonds in or near default (rated NAIC 6) are stated at the lower of amortized cost or fair value. Bonds the Company intends to sell prior to maturity (“held for sale”) are stated at the lower of amortized cost or fair value.

Included within bonds are loan-backed and structured securities. Estimated future cash flows and expected prepayment speeds are used to determine the amortization of loan-backed and structured securities under the prospective method. Expected future cash flows and prepayment speeds are evaluated quarterly. Certain loan-backed and structured securities are reported at the lower of cost or fair value as a result of the NAIC modeling process.

If it is determined that a decline in the fair value of a bond, excluding loan-backed and structured securities, is other-than-temporary, the cost basis of the bond is written down to fair value and the amount of the write down is accounted for as a realized loss. The new cost basis is not changed for subsequent recoveries in fair value. Future declines in fair value which are determined to be other-than-temporary are recorded as realized losses.

For loan-backed and structured securities, when an other-than-temporary impairment (“OTTI”) has occurred because the Company does not expect to recover the entire amortized cost basis of the security, with the intent and ability to hold, the amount of the OTTI recognized as a realized loss is the difference between the security’s amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate.

For loan-backed and structured securities, when an OTTI has occurred because the Company intends to sell the security or the Company does not have the intent and ability to retain the security for a period of time sufficient to recover the amortized cost basis, the amount of the OTTI realized is the difference between the security’s amortized cost basis and fair value at the balance sheet date.

B-54	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

In periods subsequent to the recognition of an OTTI loss for a loan-backed or structured security, the Company accounts for the other-than-temporarily impaired security as if the security had been purchased on the measurement date of the impairment. The difference between the new amortized cost basis and the cash flows expected to be collected is accreted as interest income in future periods based on prospective changes in cash flow estimates.

The fair values for publicly traded long term bond investments are generally determined using prices provided by third party pricing services. For privately placed long term bond investments without readily ascertainable market value, such values are determined with the assistance of independent pricing services utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions.

Preferred Stocks: Preferred stocks are stated at amortized cost unless they have an NAIC rating designation of 4, 5, or 6 which are stated at the lower of amortized cost or fair value. The fair values of preferred stocks are determined using prices provided by third party pricing services or valuations from the NAIC. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Common Stocks: Unaffiliated common stocks are stated at fair value, which is based on quoted market prices, where available. Changes in fair value are recorded through surplus. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Mortgage Loans: Mortgage loans are stated at amortized cost, net of valuation allowances. Mortgage loans held for sale are stated at the lower of amortized cost or fair value. Mortgage loans are evaluated for impairment when it is probable that the receipt of contractual payments of principal and interest may not occur when scheduled. If the impairment is considered to be temporary, a valuation allowance is established for the excess of the carrying value of the mortgage over its estimated fair value. Changes in valuation allowance for mortgage loans are included in net unrealized capital gains and losses on investments. When an event occurs resulting in an impairment that is other-than-temporary, a direct write-down is recorded as a realized loss and a new cost basis is established. The fair value of mortgage loans is generally determined using a discounted cash flow methodology based on coupon rates, maturity provisions and credit assumptions

Real Estate: Real estate occupied by the Company and real estate held for the production of income is carried at depreciated cost, less encumbrances. Real estate held for sale is carried at the lower of depreciated cost or fair value, less encumbrances, and estimated costs to sell. The Company utilizes the straight-line method of depreciation on real estate. Depreciation is generally computed over a forty-year period. A real estate property may be considered impaired when events or circumstances in-

dicate that the carrying value may not be recoverable. When the Company determines that an investment in real estate is impaired, a direct write-down is made to reduce the carrying value of the property to its estimated fair value based on an external appraisal, net of encumbrances, and a realized loss is recorded.

The Company makes investments in commercial real estate directly, through wholly owned subsidiaries and through real estate limited partnerships. The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is required.

Wholly-Owned Subsidiaries: Investments in wholly-owned subsidiaries are stated at the value of their underlying net assets as follows: (1) domestic insurance subsidiaries are stated at the value of their underlying statutory surplus and (2) non-insurance subsidiaries are stated at the value of their underlying GAAP equity. Dividends and distributions from subsidiaries are recorded in investment income and changes in the equity of subsidiaries are recorded directly to surplus as unrealized gains or losses.

Other Long-term Investments: Other long-term investments primarily include investments in limited partnerships and limited liability companies which are carried at the Company’s percentage of the underlying U.S. GAAP, International Financial Reporting Standard or U.S. Tax basis equity as reflected on the respective entity’s financial statements. The Company monitors the effects of current and expected market conditions and other factors on these investments to identify and quantify any impairment in value. The Company assesses impairment information by performing analysis between the carrying value and the cost basis of the investments. The Company evaluates recoverability of the asset to determine if OTTI is warranted. When it is determined that a decline in fair value of an investment is other-than-temporary, the cost basis of the investment is reduced to its fair value and the amount of the reduction is accounted for as a realized loss.

Other long-term investments include the Company’s investments in surplus notes, which are stated at amortized cost. All of the Company’s investments in surplus notes have an NAIC 1 rating designation.

Cash and Cash Equivalents: Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less at the date of purchase and are stated at amortized cost.

Short-Term Investments: Short-term investments (investments with remaining maturities of one year or less at the time of acquisition, excluding those investments classified as cash equivalents) that are not impaired are stated at amortized cost using the straight line interest method. Short-term investments that are impaired are stated at the lower of amortized cost or fair value.

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Contract Loans: Contract loans are stated at outstanding principal balances.

Derivative Instruments: The Company has filed a Derivatives Use Plan with the Department. This plan details the Company’s derivative policy objectives, strategies, controls and any restrictions placed on various derivative types. The plan also specifies the procedures and systems that the Company has established to evaluate, monitor and report on the derivative portfolio in terms of valuation, hedge effectiveness and counterparty credit quality. The Company may use derivative instruments for hedging, income generation, and asset replication purposes.

Derivatives used by the Company include foreign currency, interest rate and credit default swaps and foreign currency forwards.

The carrying value of a derivative position may be at cost or fair value, depending on the type of instrument and accounting status. Hedge accounting is applied for some foreign currency swaps that hedge fixed income investments carried at amortized cost. The foreign exchange premium or discount for these foreign currency swaps is amortized into income and a currency translation adjustment computed at the spot rate is recorded as an unrealized gain or loss. The derivative component of a RSAT is carried at unamortized premiums received or paid, adjusted for any impairments. The cash component of a RSAT is classified as a bond on the Company’s balance sheet. Derivatives used in hedging transactions where hedge accounting is not being utilized are carried at fair value. The Company does not offset the carrying value amounts recognized for derivatives executed with the same counterparty under a netting agreement.

Investment Income Due and Accrued: Investment income due is investment income earned and legally due to be paid to the Company at the reporting date. Investment income accrued is investment income earned but not legally due to be paid to the Company until subsequent to the reporting date. The Company writes off amounts deemed uncollectible as a charge against investment income in the period such determination is made. Amounts deemed collectible, but over 90 days past due for any invested asset except mortgage loans in default are non-admitted. Amounts deemed collectible, but over 180 days past due for mortgage loans in default are non-admitted. The Company accrues interest income on impaired loans to the extent it is deemed collectible.

Separate Accounts: Separate Accounts are established in conformity with insurance laws and are segregated from the Company’s general account and are maintained for the benefit of the separate account contract holders.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and foreign currency contracts are valued in U.S. dollars, based on exchange rates at the end of the relevant period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in foreign currencies are adjusted to reflect exchange rates at the end of the relevant period. Realized and unrealized gains and losses due to foreign exchange transactions and translation adjustments are not separately reported but are collectively included in realized and unrealized capital gains and losses, respectively.

Non-Admitted Assets: For statutory accounting purposes, certain assets are designated as non-admitted assets (principally certain investments in other long-term investments, furniture and equipment, leasehold improvements, prepaid expenses, and a portion of deferred federal income tax (“DFIT”) assets). Investment related non-admitted assets totaled $267 million and $441 million at December 31, 2012 and 2011, respectively. The non-admitted portion of the DFIT asset was $8,964 million and $10,249 million at December 31, 2012 and 2011, respectively. Other non-admitted assets were $625 million and $470 million at December 31, 2012 and 2011, respectively. Changes in non-admitted assets are charged or credited directly to surplus.

Furniture and Fixtures, Equipment, Leasehold Improvements and Computer Software: Electronic data processing (“EDP”) equipment, computer software and furniture and equipment which qualify for capitalization are depreciated over the lesser of useful life or 3 years. Office alterations and leasehold tenant improvements which qualify for capitalization are depreciated over the lesser of useful life or 5 years and the remaining life of the lease, respectively.

The accumulated depreciation on EDP equipment and computer software was $1,008 million and $782 million at December 31, 2012 and 2011, respectively. Related depreciation expenses allocated to TIAA were $51 million, $34 million and $45 million for the years ended December 31, 2012, 2011 and 2010, respectively.

The accumulated depreciation on furniture and equipment and leasehold improvements was $444 million and $443 million at December 31, 2012, and 2011, respectively. Related depreciation expenses allocated to TIAA were $18 million, $25 million and $25 million for the years ended December 31, 2012, 2011 and 2010, respectively.

Insurance and Annuity Premiums: Life insurance premiums are recognized as revenue over the premium-paying period of the related policies. Annuity considerations are recognized as revenue when received. Deposits on deposit-type contracts are recorded directly as a liability when received. Expenses incurred when acquiring new business are charged to operations as incurred.

Reserves for Life and Health Insurance, Annuities and Deposit-type Contracts: Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves established utilize assumptions for interest, mortality and other risks insured. Such reserves are established to provide for adequate contractual benefits guaranteed under policy and contract provisions.

Liabilities for deposit-type contracts, which do not contain any life contingencies, are equal to deposits received and interest credited to the benefit of contract holders, less surrenders or withdrawals (that represent a return to the contract holders) plus additional reserves (if any) necessitated by actuarial regulations.

The Company performed Asset Adequacy Analysis in order to test the adequacy of its reserves in light of the assets supporting

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continued

such reserves, and determined that its reserves were sufficient to meet its obligations.

Interest Maintenance Reserve: The IMR defers recognition of realized capital gains and losses resulting from changes in the general level of interest rates. These gains and losses are amortized into investment income over the expected remaining life of the investments sold. The IMR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is interest-related if the security’s NAIC rating did not change by more than one classification from the date of purchase to the date of sale, and its NAIC rating was not a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is interest-related if the security did not have an NAIC rating of 4, 5, or 6 at any time during the holding period and the NAIC rating did not change by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is interest-related if interest is not more than 90 days past due, not in the process of foreclosure or voluntary conveyance, or the mortgage loan was not restructured over the prior two years.

A realized gain or loss on each derivative investment sold is interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

Asset Valuation Reserve: The AVR is established to offset potential credit-related investment losses from bonds, stocks, mortgage loans, real estate, derivatives and other long-term investments. Changes in AVR are recorded directly to surplus. The AVR is calculated in accordance with the NAIC Annual Statement Instructions for Life and Accident and Health Insurance Companies.

Realized gains or losses resulting from the sale of U.S. Government securities and securities of agencies which are backed by the full faith and credit of the U.S. Government are exempt from the AVR.

A realized gain or loss on each bond sold, excluding loan-backed and structured securities, is non-interest-related if the security’s NAIC rating changed by more than one classification from the date of purchase to the date of sale, or its NAIC rating was a 6 at any time during the holding period.

A realized gain or loss on each preferred stock sold is non-interest-related if the security had an NAIC rating of 4, 5 or 6 at any time during the holding period or the NAIC rating changed by more than one classification from the date of purchase to the date of sale.

A realized gain or loss on each mortgage loan sold is non-interest-related if interest is more than 90 days past due, in the process of foreclosure or voluntary conveyance, or the mortgage loan was restructured over the prior two years.

A realized gain or loss on each derivative investment sold is non-interest-related based on the characteristics of the underlying invested asset.

For loan-backed and structured securities, realized gains or losses resulting from sale transactions and realized losses resulting from OTTI are bifurcated between IMR and AVR based upon the present value of cash flows and amortized cost at the time of the transaction.

OTTI for non-loan-backed and structured securities, stocks, mortgage loans, real estate and other long-term investments are considered non-interest related realized losses and included in the AVR calculation.

Repurchase Agreement: Repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at a stated price on a specified date. Repurchase agreements are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. An offsetting liability is reported in “Other liabilities.”

Dividends Due to Policyholders: Dividends on insurance policies and pension annuity contracts in the payout phase are declared by the TIAA Board of Trustees (the “Board”) in the fourth quarter of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are declared by the Board in February of each year, and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

APPLICATION OF NEW ACCOUNTING PRONOUNCEMENTS:

SSAP No. 92—Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers a defined benefit postretirement plan to its employees. Any unfunded defined benefit amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 92 will not have a material impact.

SSAP No. 101—Income Taxes, a Replacement of SSAP No. 10—Income Taxes and SSAP No. 10R—Income Taxes, A Temporary Replacement of SSAP No. 10 is effective January 1, 2012. For purposes of accounting for federal and foreign income taxes, reporting entities shall adopt FASB Statement No. 109, Accounting for Income Taxes (“FAS 109”) with modifications for state

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TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

income taxes, the realization criteria for deferred tax assets, and the recording of the impact of changes in deferred tax balances. The Company has determined that SSAP No. 101 did not have a material impact on the current and deferred taxes presented under SSAP No. 10R.

SSAP No. 102—Accounting for Pensions, A Replacement of SSAP No. 89, effective for quarterly and annual reporting periods beginning on or after January 1, 2013 with early adoption permitted. This statement establishes financial accounting and reporting standards for an insurer that offers pension benefits to its employees. Any unfunded defined benefit pension amounts, as determined when the projected benefit obligation exceeds the fair value of plan assets, is a liability under SSAP No. 5R and shall be reported in the first quarter statutory financial statements after the transition date with a corresponding entry to unassigned funds (surplus). If the fair value of plan assets exceeds the projected benefit obligation, the asset shall be considered a non-admitted asset. Net periodic pension cost shall include a component for unrecognized prior service cost for non-vested employees beginning in 2013. The Company has determined that SSAP No. 102 will not have a material impact.

SSAP No. 103—Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities effective for years beginning on and after January 1, 2013 and shall be applied prospectively. This statement must be applied as of the beginning of the reporting entity’s first annual reporting period after the effective date, for interim periods within that first annual reporting period, and for interim and annual reporting periods thereafter. Earlier application is prohibited. This statement must be applied to transfers occurring on or after the effective date. On and after the effective date, the concept of a qualifying special purpose entity is no longer relevant for statutory accounting purposes. The disclosure provisions of this statement shall be applied to transfers that occurred both before and after the effective date of this statement. The Company does not expect that SSAP No. 103 will have a significant impact.

Note 3—long-term bonds, preferred stocks, and common stocks

The book/adjusted carrying value, estimated fair value, excess of fair value over book/adjusted carrying value and excess of book/adjusted carrying value over fair value of long-term bonds and preferred stocks at December 31, are shown below (in millions):

	2012
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,456	$5,966	$(55)	$47,367
All Other Governments	3,677	802	(3)	4,476
States, Territories and Possessions	491	76	—	567
Political Subdivisions of States, Territories, and Possessions	345	30	—	375
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,256	2,398	(16)	22,638
Credit Tenant Loans	5,025	431	(23)	5,433
Industrial and Miscellaneous	99,209	10,556	(1,060)	108,705
Hybrids	1,334	90	(28)	1,396
Parent, Subsidiaries and Affiliates	2,161	75	(2)	2,234
Total Bonds	173,954	20,424	(1,187)	193,191
Preferred Stocks	38	13	—	51
Total Bonds and Preferred Stocks	$173,992	$20,437	$(1,187)	$193,242

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continued

	2011
		Excess of
	Book/ Adjusted Carrying Value	Fair Value Over Book/ Adjusted Carrying Value	Book/ Adjusted Carrying Value Over Fair Value	Estimated Fair Value
Bonds:
U.S. Governments	$41,576	$5,998	$(1)	$47,573
All Other Governments	3,119	612	(6)	3,725
States, Territories and Possessions	472	48	(7)	513
Political Subdivisions of States, Territories, and Possessions	300	23	—	323
Special Revenue and Special Assessment, Non-guaranteed Agencies and Government	20,171	2,575	(23)	22,723
Credit Tenant Loans	4,351	773	(3)	5,121
Industrial and Miscellaneous	94,212	8,879	(2,678)	100,413
Hybrids	2,039	77	(196)	1,920
Parent, Subsidiaries and Affiliates	1,691	95	(13)	1,773
Total Bonds	167,931	19,080	(2,927)	184,084
Preferred Stocks	82	17	(19)	80
Total Bonds and Preferred Stocks	$168,013	$19,097	$(2,946)	$184,164

Impairment Review Process: All securities are subjected to the Company’s process for identifying OTTI. The Company writes down securities that it deems to have an OTTI in value in the period that the securities are deemed to be impaired, based on management’s case-by-case evaluation of the decline in value and prospects for recovery. Management considers a wide range of factors in the impairment evaluation process, including, but not limited to, the following: (a) the length of time the fair value has been below amortized cost; (b) the financial condition and near-term prospects of the issuer; (c) whether the debtor is current on contractually obligated interest and principal payments; (d) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery in fair value or repayment; (e) information obtained from regulators and ratings agencies; (f) the potential for impairments in an entire industry sector or sub-sector; (g) the potential for impairments in certain economically-depressed geographic locations and (h) the potential for impairment based on an estimated discounted cash flow analysis for structured and loan-backed securities. Where impairment is considered to be other-than-temporary, the Company recognizes a write-down as a realized loss and adjusts the cost basis of the security accordingly. The Company does not change the revised cost basis for subsequent recoveries in value. Once an impairment write-down has been recorded, the Company continues to review the impaired security for appropriate valuation on an ongoing basis.

Based upon the factors above in the Company’s impairment evaluation process, the securities discussed in the following section which were in an unrealized loss position at December 31, 2012 and 2011, were not deemed to be other-than-temporarily impaired.

Unrealized Losses on Bonds, Preferred Stocks and Unaffiliated Common Stocks: The gross unrealized losses and estimated fair values for securities by the length of time that individual securities had been in a continuous unrealized loss position are shown in the table below (in millions):

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2012
Loan-backed and structured bonds	$1,719	$(47)	$1,672	$7,887	$(1,131)	$6,756
All other bonds	5,988	(154)	5,834	608	(46)	562
Total bonds	$7,707	$(201)	$7,506	$8,495	$(1,177)	$7,318
Unaffiliated common stocks	138	(22)	116	—	—	—
Preferred stocks	10	(2)	8	—	—	—
Total bonds and stocks	$7,855	$(225)	$7,630	$8,495	$(1,177)	$7,318

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	Less than twelve months			Twelve months or more
	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value	Amortized Cost	Gross Unrealized Loss	Estimated Fair Value
December 31, 2011
Loan-backed and structured bonds	$4,829	$(239)	$4,590	$13,126	$(2,641)	$10,485
All other bonds	4,178	(158)	4,020	1,916	(204)	1,712
Total bonds	$9,007	$(397)	$8,610	$15,042	$(2,845)	$12,197
Unaffiliated common stocks	55	(7)	48	42	(12)	30
Preferred stocks	7	—	7	25	(19)	6
Total bonds and stocks	$9,069	$(404)	$8,665	$15,109	$(2,876)	$12,233

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in U.S., Canada and other government (25%), asset-backed securities (12%) and manufacturing (11%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2012, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (73%) and residential mortgage-backed securities (19%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for less than twelve months were diversified in residential mortgage-backed securities (32%), commercial mortgage-backed securities (19%) and finance (13%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

As of December 31, 2011, the major categories of securities where the estimated fair value declined and remained below cost for twelve months or greater were diversified in commercial mortgage-backed securities (62%) and residential mortgage-backed securities (26%). The preceding percentages were calculated as a percentage of the gross unrealized loss.

Based upon the Company’s current evaluation of these securities in accordance with its impairment policy, the cause of the decline is primarily attributable to increased market yields for these particular securities since acquisition caused principally by credit spreads. The Company currently intends and has the ability to hold the securities with unrealized losses for a period of time sufficient for them to recover and the Company has concluded that these securities are not other–than-temporarily impaired.

Scheduled Maturities of Bonds: The carrying value and estimated fair value of bonds, categorized by contractual maturity, are shown below. Bonds not due at a single maturity date have been included in the following table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may prepay obligations with or without call or prepayment penalties. Mortgage-backed and asset-backed securities are shown separately in the table below, as they are not due at a single maturity date ($ in millions):

	December 31, 2012			December 31, 2011
	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value	Book/ Adjusted Carrying Value	% of Total	Estimated Fair Value
Due in one year or less	$3,923	2.3%	$4,019	$2,992	1.8%	$3,051
Due after one year through five years	20,380	11.6	22,183	21,249	12.7	22,855
Due after five years through ten years	34,773	20.0	38,505	31,277	18.6	34,383
Due after ten years	38,912	22.4	46,050	34,564	20.5	41,324
Subtotal	97,988	56.3	110,757	90,082	53.6	101,613
Residential mortgage-backed securities	51,170	29.5	56,525	52,101	31.0	56,412
Commercial mortgage-backed securities	9,467	5.4	9,328	11,522	6.9	10,513
Asset-backed securities	15,329	8.8	16,581	14,226	8.5	15,546
Subtotal	75,966	43.7	82,434	77,849	46.4	82,471
Total	$173,954	100.0%	$193,191	$167,931	100.0%	$184,084

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continued

For the year ended December 31, 2012, the preceding table includes sub-prime mortgage investments totaling $3,126 million under residential mortgage-backed securities. $2,511 million or 80% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

For the year ended December 31, 2011, the preceding table includes sub-prime mortgage investments totaling $3,171 million under residential mortgage-backed securities. $2,594 million or 82% of the sub-prime securities were rated investment grade (NAIC 1 and 2).

Sub-prime securities are backed by loans that are in the riskiest category of loans and are typically sold in a separate market from prime loans.

Bond Diversification: The carrying values of long-term bond investments were diversified by the following classification at December 31 as follows:

	2012	2011
Residential mortgage-backed securities	29.4%	31.0%
U.S. and other governments	12.2	12.9
Manufacturing	9.8	8.7
Asset-backed securities	8.8	8.5
Public utilities	7.7	7.3
Commercial mortgage-backed securities	5.5	6.9
Finance and financial services	5.5	5.5
Oil and gas	5.1	4.9
Services	3.5	3.1
Communications	3.2	3.0
Revenue and special obligations	2.5	2.2
Retail and wholesale trade	1.8	1.8
Mining .	1.4	1.3
Transportation	1.3	1.1
Real estate investment trusts	0.9	0.8
Other	1.4	1.0
Total	100.0%	100.0%

At December 31, 2012 and 2011, 92.5% and 91.8%, respectively, of the long-term bond portfolio was comprised of investment grade securities (NAIC 1 and 2).

The following table presents the Company’s carrying value and estimated fair value for the residential mortgage-backed securities portfolio (“RMBS”) at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$48,144	$53,539	$48,773	$53,472
2	1,640	1,667	1,376	1,245
3	985	974	1,288	1,144
4	175	154	473	378
5	214	176	105	83
6	12	15	86	90
Total	$51,170	$56,525	$52,101	$56,412

With respect to the RMBS in the above table, approximately 97% and 96% were rated investment grade (NAIC 1 and 2) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in RMBS. Additionally, the Company continues to manage the RMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other than temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the RMBS portfolio as an integral component of its overall asset liability management program.

The following table presents the Company’s carrying value and estimated fair value for the commercial mortgage-backed securities (“CMBS”) portfolio at December 31, (in millions):

	2012		2011
NAIC Designation	Carrying Value	Estimated Fair Value	Carrying Value	Estimated Fair Value
1	$7,301	$7,528	$8,455	$8,387
2	246	230	501	388
3	607	481	839	594
4	585	467	936	585
5	564	409	566	325
6	164	213	225	234
Total	$9,467	$9,328	$11,522	$10,513

With respect to the CMBS in the above table, approximately 80% and 78% were rated investment grade (NAIC 1 and 2) and approximately 66% and 69% were issued prior to 2006 (based on carrying value) at December 31, 2012 and 2011, respectively. The Company has continued to maintain its historical procedures surrounding the evaluation of fundamental underwriting and investment standards within its investment portfolios, including investments in CMBS. Additionally, the Company continues to manage the CMBS portfolio to appropriately support its contractual obligations and will recognize impairments when diminishments in fair value are determined to be other-than-temporary based on evaluations of projected discounted cash flows as prescribed under SSAP 43R. Management continues to actively monitor the market, credit and liquidity risk of the CMBS portfolio as an integral component of its overall asset liability management program.

Included in the Company’s long-term investments are bonds with a NAIC designation of 6. The statutory carrying value of these investments and related contractual maturity is listed in the following table at December 31, (in millions):

	2012	2011
Due in one year or less	$—	$4
Due after one year through five years	3	13
Due after five years through ten years	—	5
Due after ten years	2	—
Subtotal	5	22
Residential mortgage-backed securities	12	86
Commercial mortgage-backed securities	164	225
Asset-backed securities	53	49
Total	$234	$382

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Troubled Debt Restructuring: There were no troubled debt restructurings during 2012 and 2011.

Exchanges: During 2012 and 2011, the Company also acquired bonds and stocks through exchanges aggregating $3,094 million and $1,619 million, of which approximately $26 million and $15 million were acquired through non-monetary transactions, respectively. When exchanging securities, TIAA generally accounts for assets at fair value unless the exchange was as a result of restricted 144As exchanged for unrestricted securities, which are accounted for at book value.

Loan-backed and Structured Securities: The near-term prepayment assumptions for loan-backed and structured securities are based on historical averages drawing from performance experience for a particular transaction and may vary by security type. The long-term assumptions are adjusted based on expected performance.

The following table represents OTTI on securities with the intent to sell or the inability to retain for the years ended December 31, (in millions):

	1	OTTI		3
	Amortized Cost Basis Before OTTI	2a Interest	2b Non-interest	Fair Value 1-(2a+2b)
OTTI recognized, 2012
a. Intent to sell	$743	$98	$130	$515
b. Inability to retain	—	—	—	—
Total 2012	$743	$98	$130	$515

OTTI recognized, 2011
a. Intent to sell	$429	$21	$57	$351
b. Inability to retain	—	—	—	—
Total 2011	$429	$21	$57	$351

At December 31, 2012, the Company held loan-backed and structured securities with a recognized OTTI where the present value of cash flows expected to be collected is less than the amortized cost. See Note 25 for listing of securities.

Other Disclosures: During 2012 and 2011, TIAA acquired common stocks from other long term private equity fund investment distributions totaling $47 million and $24 million, respectively.

Debt securities on deposit with governmental authorities or trustees, as required by law, were $7 million at December 31, 2012 and 2011.

At December 31, 2012 and 2011, the carrying amount of restricted unaffiliated common stock was $516 million and $441 million, respectively. At December 31, 2012 and 2011, the carrying amount of restricted preferred stock was $4 million and $18 million, respectively. The restrictions include share sales, private sales, general partner approval for sale, contractual restrictions and public or free trade restrictions.

At December 31, 2012 and 2011, the carrying amount of bonds and stocks denominated in a foreign currency was $3,766 million and $3,158 million, respectively. Bonds denominated in foreign currency that totaled $2,120 million and $1,547 million at December 31, 2012 and 2011, respectively, represent amounts due from related parties that are collateralized by real estate owned by TIAA’s investment subsidiaries and affiliates.

Note 4—mortgage loans

The Company originates mortgage loans that are principally collateralized by commercial real estate. The coupon rates for non-mezzanine commercial mortgage loans originated during 2012 ranged from 3.80% to 5.71% and from 4.00% to 6.00% for 2011. The coupon rates for mezzanine mortgage loans originated during 2012 ranged from 6.75% to 7.96%. There were no mezzanine mortgage loans originated or acquired during 2011.

The maximum percentage of any one loan to the value of the property at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, was 98% and 94% for commercial loans for the years ended December 31, 2012 and 2011, respectively. In 2012, there was one loan issued with a loan to value of 98% with a value of $64 million at December 31, 2012. The loan is a full recourse construction loan with a committed tenant.

At December 31, 2012 and 2011, the carrying value of mezzanine real estate loans was $224 million and $186 million, respectively.

Impairment Review Process: The Company monitors the effects of current and expected market conditions and other factors on the collectability of mortgage loans to identify and quantify any impairment in value. Impairments are classified as either temporary, for which a recovery is anticipated, or other-than-temporary. Mortgage loans held to maturity with other-than-temporarily impaired values at December 31, 2012 and 2011 have been written down to net realizable values based upon independent appraisals of the collateral while mortgage loans held for sale have been written down to the current fair value of the loan, as shown in the table below. For impaired mortgage loans where the impairments were deemed to be temporary, an allowance for credit losses has been established, as indicated below (in millions):

	2012	2011	2010
Investment in impaired mortgage loans, with temporary allowances for credit losses (at net carried value plus accrued interest)	$—	$—	$29
Related temporary allowances for credit losses	$—	$—	$(2)
Investment in impaired mortgage loans, net of OTTI losses recognized	$206	$248	$251
Related write-downs for OTTI	$—	$—	$(21)
Average investment in impaired mortgage loans	$34	$35	$35
Interest income recognized on impaired mortgage loans during the period	$14	$16	$16
Interest income recognized on a cash basis during the period	$14	$16	$16

	2012	2011	2010
Allowance for credit losses:
Balance at the beginning of the period	$—	$2	$—
Additions charged to surplus	—	—	94
Direct write-downs/charges against the allowance	—	—	(85)
Recoveries of amounts previously added to surplus	—	(2)	(7)
Balance at the end of the period	$—	$—	$2

B-62	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Mortgage Loan Diversification: The following tables set forth the commercial mortgage loan portfolio by property type and geographic distribution (in millions):

	Commercial Mortgage Loans by Property Type
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$4,288	33.1%	$4,399	33.5%
Shopping centers	4,278	33.0	4,211	32.1
Industrial buildings	2,118	16.4	2,313	17.6
Apartments	1,423	11.0	1,351	10.3
Land	265	2.0	265	2.0
Mixed use	264	2.0	268	2.0
Hotel	164	1.3	168	1.3
Other	156	1.2	158	1.2
Total	$12,956	100.0%	$13,133	100.0%

	Commercial Mortgage Loans by Geographic Distribution
	December 31, 2012		December 31, 2011
	Carrying Value	% of Total	Carrying Value	% of Total
Pacific	$3,312	25.6%	$3,561	27.1%
South Atlantic	2,908	22.4	3,144	23.9
Middle Atlantic	2,373	18.3	1,988	15.1
South Central	2,199	17.0	1,992	15.2
North Central	1,209	9.3	1,319	10.1
Mountain	361	2.8	410	3.1
New England	230	1.8	280	2.1
Other	364	2.8	439	3.4
Total	$12,956	100.0%	$13,133	100.0%

Regional classification is based on American Council of Life Insurers regional chart. See below for details of regions.

Pacific states are AK, CA, HI, OR and WA

South Atlantic states are DE, DC, FL, GA, MD, NC, SC, VA and WV

Middle Atlantic states are PA, NJ and NY

South Central states are AL, AR, KY, LA, MS, OK, TN and TX

North Central states are IA, IL, IN, KS, MI, MN, MO, NE, ND, OH, SD and WI

New England states are CT, MA, ME, NH, RI and VT

Mountain states are AZ, CO, ID, MT, NV, NM, UT and WY

Other comprises investments primarily in Canada.

At December 31, 2012 and 2011, approximately 18.9% and 19.7% of the mortgage loan portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 15.3% and 13.5% of the mortgage loan portfolio, respectively, was invested in Texas and is included in the South Central region shown above.

Scheduled Mortgage Loan Maturities: At December 31, 2012 and 2011, contractual maturities for mortgage loans were as follows (in millions):

	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Due in one year or less	$804	6.2%	$1,359	10.3%
Due after one year through five years	6,013	46.4	7,269	55.4
Due after five years through ten years	4,505	34.8	3,593	27.4
Due after ten years	1,634	12.6	912	6.9
Total	$12,956	100.0%	$13,133	100.0%

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgages, although prepayment premiums may be applicable.

There were no mortgage troubled debt restructurings during the periods ended December 31, 2012 or 2011. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property-specific escrow accounts funded by the borrowers. With respect to impaired loans, the Company accrues interest income to the extent it is deemed collectible. Cash received on impaired mortgage loans that are performing according to their contractual terms is applied in accordance with those terms. For mortgage loans in the process of foreclosure, cash received is initially held in suspense and applied as a return of principal at the time that the foreclosure process is completed, or the mortgage is otherwise disposed. There were no mortgage loans with interest more than 180 days past due at December 31, 2012 or 2011.

During 2012, the Company reduced interest rates on three outstanding commercial loans. The first loan changed from 5.40% to 4.50% from November 1, 2012 through maturity on November 1, 2015. The other two loans changed from 7.50% to 6.69% from August 3, 2012 through maturity on January 1, 2019. The recorded investment excluding accrued interest of these loans was $363 million at December 31, 2012.

During 2011, the Company reduced interest rates on two outstanding commercial loans. The first loan changed from 6.22% to 5.00% from December 1, 2010 through December 31, 2017 and then to 5.25% until maturity on December 1, 2020. The second loan changed from 6.30% to 5.75% from December 1, 2011 through April 30, 2013. The recorded investment excluding accrued interest of these three loans was $216 million at December 31, 2011.

The Company did not have any taxes, assessments or amounts advanced that were not included in the mortgage loan totals for the years ended December 31, 2012 and 2011.

The Company has no reverse mortgages as of December 31, 2012 or 2011.

Mortgage loans of $13 million at December 31, 2012 and 2011 represent the carrying value of amounts due from related parties that are collateralized by real estate owned by TIAA investment subsidiaries and affiliates.

For the years ended December 31, 2012 and 2011, the carrying values of mortgage loans denominated in foreign currency were $281 million and $356 million, respectively.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-63

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The Company does not underwrite nor does it hold sub-prime mortgages in the commercial mortgage portfolio and does not have any material indirect exposure from sub-prime lenders who are tenants in buildings that are secured by commercial mortgages.

Note 5—real estate

At December 31, 2012 and 2011, TIAA’s directly owned real estate investments of $1,623 million and $1,595 million, respectively, were carried net of third party mortgage encumbrances, which totaled $0 and $109 million, respectively.

The carrying values of the directly owned real estate portfolio were diversified by property type and geographic region at December 31 as follows (in millions):

	Directly Owned Real Estate by Property Type
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
Office buildings	$836	51.5%	$1,056	66.2%
Industrial buildings	501	30.9	355	22.3
Retail	114	7.0	—	—
Mixed-use projects	95	5.9	98	6.1
Apartments	59	3.6	60	3.8
Land under development	18	1.1	24	1.5
Land	—	—	2	0.1
Total	$1,623	100.0%	$1,595	100.0%

	Directly Owned Real Estate by Geographic Region
	2012		2011
	Carrying Value	% of Total	Carrying Value	% of Total
South Atlantic	$699	43.1%	$685	42.9%
Pacific	605	37.3	321	20.1
Middle Atlantic	203	12.5	183	11.5
South Central	116	7.1	158	9.9
North Central	—	—	248	15.6
Total	$1,623	100.0%	$1,595	100.0%

At December 31, 2012 and 2011, approximately 19.4% and 3.3% of the real estate portfolio, respectively, was invested in California and is included in the Pacific region shown above.

At December 31, 2012 and 2011, approximately 18.5% and 19.0% of the real estate portfolio, respectively, was invested in Virginia and is included in the South Atlantic region shown above.

The Company monitors the effects of current and expected market conditions and other factors on its real estate investments to identify and quantify any impairment in value. The Company assesses assets to determine if events or changes in circumstances indicate that the carrying amount of the asset may not be recoverable. The Company evaluates the recoverability of income producing investments based on undiscounted cash flows and then reviews the results of an independent third party appraisal to determine the fair value and if an adjustment is warranted.

OTTI for directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010 were $17 million, $2 million and $35 million, respectively and these amounts are included in the impairment table in Note 9. The OTTI during 2012 is for directly owned industrial properties in the states of Illinois and Texas and directly owned land in the state of Georgia. $13 million of OTTI during 2012 is a result of the Company’s intent to sell. The impairments were a result of unfavorable market conditions. The OTTI during 2011 is for directly owned land in California. The OTTI during 2010 is for directly owned industrial, office buildings and retail property at various locations throughout the country. The impairments are included in net realized capital losses in the statutory-basis statements of operations.

As of December 31, 2012 and 2011, $31 million and $0, respectively, of the Company’s real estate investments were classified as held for sale. This held for sale investment was sold during January 2013. For the year ended December 31, 2012 and 2011, the Company recognized a net realized gain on real estate sold of $84 million and $17 million, respectively. The gains are included in net realized capital gains (losses) in the statutory-basis statements of operations.

Depreciation expense on directly owned real estate investments for the years ended December 31, 2012, 2011 and 2010, was $53 million, $54 million and $56 million, respectively. The amount of accumulated depreciation at December 31, 2012, 2011 and 2010 was $337 million, $478 million and $431 million, respectively.

There were no real estate properties acquired via the assumption of debt or in satisfaction of debt during 2012, 2011 or 2010.

The Company’s real estate portfolio does not have any material exposure from sub-prime lenders who are tenants in the buildings that are directly owned.

The Company does not engage in retail land sales operations.

As of December 31, 2012, the Company does not have any low income housing tax credits.

Note 6—subsidiaries and affiliates

The Company holds interests in certain subsidiaries and affiliates that are primarily involved in the ownership and management of investments for the Company. The carrying value, OTTI and net investment income of these investment subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of investment subsidiaries and affiliates
Reported as common stock	$1,517	$1,901	$2,073
Reported as other long-term investments	7,387	6,177	4,544
Total net carrying value	$8,904	$8,078	$6,617

OTTI	$9	$5	$7
Net investment income (distributed from investment subsidiaries and affiliates)	$438	$184	$145

The larger investment subsidiaries and affiliates, included in the above table, are TIAA Global Public Investments, LLC, T-C GA RE Holdings, LLC, Ceres Agricultural Properties, LLC, ND Properties, Inc., TIAA Oil & Gas Investments, LLC, Dionysus

B-64	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Properties, LLC, TIAA CPPIB Commercial Mortgage Company REIT, LLC and 485 Properties, LLC.

The carrying value, OTTI and net investment income of these operating subsidiaries and affiliates at December 31 are shown below (in millions):

	2012	2011	2010
Net carrying value of operating subsidiaries and affiliates
Reported as common stock	$799	$537	$456
Reported as other long-term investments	1,799	1,578	471
Total net carrying value	$2,598	$2,115	$927

OTTI	$75	$94	$32
Net investment income (distributed from operating subsidiaries and affiliates)	$1	$1	$—

TIAA’s operating subsidiaries and affiliates primarily consist of Covariance Capital Management Series, LLC (“CCMS 1”), TIAA-CREF Life Insurance Company (“TIAA-CREF Life”), TIAA Global Ag Holdco, LLC, TCT Holdings, Inc., Covariance Capital Management Series 2, LLC (“CCMS 2”), Oleum Holding Company, LLC, TIAA Emerging Markets and TIAA-CREF Asset Management, Inc.

During 2011, the Company invested $1 billion with Covariance Capital Management, Inc. (“Covariance”) which is managed as a diversified investment portfolio. Covariance is an indirect wholly-owned subsidiary of the Company that provides customized endowment management services to educational institutions, foundations and other not-for-profits with endowments. As of December 31, 2012, the carrying value of the Company’s investments managed by Covariance in CCMS 1 and CCMS 2 is $935 million and $160 million, respectively.

The 2012 OTTI relates to a decline in the fair value of subsidiaries and affiliates for which the carrying value is not expected to recover. Fair value of subsidiaries and affiliates is generally determined using the net asset value of the underlying financial statements at the measurement date.

TIAA held bonds of affiliates at December 31, 2012 and 2011 for $2,161 million and $1,691 million, respectively. Ninety-eight percent (98%) and eighty four percent (84%) of these affiliated bonds were issued by ND Properties, Inc. at December 31, 2012 and 2011, respectively.

As of December 31, 2012 and 2011, no investment in a subsidiary or affiliate exceeded 10% of the Company’s admitted assets and the Company does not have any investment in foreign insurance subsidiaries. For the years ended December 31, 2012, 2011 and 2010, the Company did not have any related party transactions which exceeded one-half of 1% of the Company’s admitted assets.

As of December 31, 2012 and December 31, 2011, the net amount due from subsidiaries and affiliates was $184 million and $94 million, respectively. The net amounts due are generally settled on a daily basis except for TIAA Realty, Inc., ND Properties, Inc., Teachers Advisors, Inc. (“Advisors”), TIAA-CREF Tuition Financing, Inc. (“TFI”), Teachers Personal Investors Services, Inc. (“TPIS”), TIAA-CREF Individual and Institutional Services, LLC (“Services”), and TIAA-CREF Asset Management, Inc. which are settled quarterly.

The Company discloses contingencies and guarantees related to subsidiaries and affiliates in Note 22.

The Company holds investments in downstream non-insurance holding companies, which are valued by the Company utilizing the look-through approach. The financial statements for the downstream non-insurance holding companies listed in the table below are not audited and TIAA has limited the value of its investment in these noninsurance holding companies to the value contained in the audited financial statements of the underlying investments and unamortized goodwill resulting from the statutory purchase method of accounting. All liabilities, commitments, contingencies, guarantees or obligations of these subsidiaries, which are required to be recorded as liabilities, commitments, contingencies, guarantees or obligations under applicable accounting guidance, are reflected in TIAA’s determination of the carrying value of the investment in these subsidiaries, if not already recorded in the subsidiaries’ financial statements. The following table summarizes the Company’s carrying value in each such downstream non-insurance holding company as of December 31 (in millions):

Subsidiary	2012	2011
TIAA Oil & Gas Investments, LLC	$550	$171
Dionysus Properties, LLC	432	227
Mansilla Participacoes LTDA	349	399
Infra Alpha LLC	298	210
TIAA Global Ag Holdco LLC	289	106
TIAA Super Regional Mall Member Sub, LLC	217	235
Occator Agricultural Properties, LLC	211	178
T-C 685 Third Avenue Member, LLC	107	99
TIAA-CREF Asset Management, Inc.	105	59
TIAA Union Place Phase I, LLC	73	20
TIAA Stonepeak Investments I, LLC	70	—
TIAA Infrastructure Investments, LLC	31	39
TIAA-CREF Redwood, LLC	29	39
T-C SMA II, LLC	26	26
TIAA SynGas, LLC	20	25
Almond Processors, LLC	19	—
T-C SMA III, LLC	8	—
TIAA Stonepeak Investments II, LLC	3	—
730 Texas Forest Holdings, Inc.	1	1
TIAA The Reserve II Member, LLC	—	4
TIAA Diamond Investor, LLC	—	1
Total	$2,838	$1,839

Note 7—other long-term investments

The components of TIAA’s carrying value in other long-term investments at December 31 were (in millions):

	2012	2011
Unaffiliated other invested assets	$8,710	$8,424
Affiliated other invested assets	9,185	7,755
Other long-term assets	78	18
Total other long-term investments	$17,973	$16,197

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-65

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

As of December 31, 2012, unaffiliated other invested assets of $8,710 million includes $7,611 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,099 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2012, affiliated other invested assets of $9,185 million includes investments in agriculture and timber related holdings of $2,659 million, investments in real estate related holdings of $2,163 million, investments in energy and infrastructure of $971 million and investments in securities related holdings of $3,034 million. The remaining $358 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

As of December 31, 2011, unaffiliated other invested assets of $8,424 million includes $7,298 million of investments in joint ventures, partnerships and LLCs with interests in venture capital, leveraged buy-out funds and other equity investments. The remaining $1,126 million represents real estate related joint ventures, partnerships and LLCs. As of December 31, 2011, affiliated other invested assets of $7,755 million includes investments in agriculture and timber related holdings of $2,303 million, investments in real estate related holdings of $1,793 million, investments in energy and infrastructure of $471 million and investments in securities related holdings of $2,780 million. The remaining $408 million of affiliated other invested assets represents other operating subsidiaries and affiliates.

For the years ended December 31, 2012, 2011 and 2010, OTTI in other long-term investments for which the carrying value is not expected to be recovered were $129 million, $233 million and $252 million, respectively.

For the years ended December 31, 2012 and 2011, other long-term investments denominated in foreign currency were $1,733 million and $1,741 million, respectively.

Note 8—investments commitments

The outstanding obligation for future investments at December 31, 2012, is shown below by asset category (in millions):

	2013	2014	In later years	Total Commitments
Bonds	$687	$145	$—	$832
Stocks	37	30	38	105
Mortgage loans	440	36	—	476
Other long-term investments	1,439	1,204	1,615	4,258
Total	$2,603	$1,415	$1,653	$5,671

The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers, funding of stock commitments is contingent upon their continued favorable financial performance and the funding of mortgage commitments is generally contingent upon the underlying properties meeting specified requirements, including construction, leasing and occupancy. Due to TIAA’s due diligence in closing mortgage commitments, there is a lag between commitment and closing. For other long–term investments, primarily fund investments, there are scheduled capital calls that extend into future years.

Note 9—investment income and capital gains and losses

Net Investment Income: The components of net investment income for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$9,391	$9,462	$9,343
Stocks	82	27	96
Mortgage loans	796	810	1,011
Real estate	244	234	244
Derivatives	23	10	22
Other long-term investments	960	775	300
Cash, cash equivalents and short-term investments	3	3	8
Total gross investment income	11,499	11,321	11,024
Less investment expenses	(574)	(551)	(566)
Net investment income before amortization of IMR	10,925	10,770	10,458
Plus amortization of IMR	117	140	76
Net investment income	$11,042	$10,910	$10,534

The total due and accrued income excluded from net income was $1 million each for the years ended December 31, 2012, 2011 and 2010.

Future minimum rental income expected to be received over the next five years under existing real estate leases in effect as of December 31, 2012 (in millions):

	2013	2014	2015	2016	2017	Total
Future rental income	$113	$94	$85	$73	$59	$424

Realized Capital Gains and Losses: The net realized capital gains (losses) on sales, redemptions and write-downs due to OTTI for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$163	$422	$(418)
Stocks	89	40	57
Mortgage loans	13	28	(240)
Real estate	68	15	(4)
Derivatives	(61)	(236)	29
Other long-term investments	(122)	(200)	(227)
Cash, cash equivalents and short-term investments	9	(16)	(3)
Total before capital gains taxes and transfers to IMR	159	53	(806)
Transfers to IMR	(575)	(497)	(624)
Net realized capital losses less capital gains taxes, after transfers to IMR	$(416)	$(444)	$(1,430)

B-66	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Write-downs of investments resulting from OTTI, included in the preceding table, were as follows for the years ended December 31 (in millions):

	2012	2011	2010
Other-than-temporary impairments:
Bonds	$643	$509	$1,764
Stocks	52	8	5
Mortgage loans	13	3	326
Real estate	17	2	35
Derivatives	8	—	—
Other long-term investments	129	233	252
Total	$862	$755	$2,382

The Company generally holds its investments until maturity. The Company performs periodic reviews of its portfolio to identify investments which may have deteriorated in credit quality to determine if any are candidates for sale in order to maintain a quality portfolio of investments. Investments which are deemed candidates for sale are continually monitored until sold and carried at the lower of amortized cost or fair value. In accordance with the Company’s valuation and impairment process, the investment will be monitored quarterly for further declines in fair value at which point an OTTI will be recorded until actual disposal of the investment.

Proceeds from sales of long-term bond investments during 2012, 2011 and 2010 were $11,211 million, $8,011 million and $19,587 million, respectively. Gross gains of $917 million, $973 million and $1,416 million and gross losses, excluding impairments considered to be other-than-temporary of $155 million, $42 million and $71 million were realized during 2012, 2011 and 2010, respectively.

The Company has no contractual commitments to extend credit to debtors owning receivables whose terms have been modified in troubled debt restructurings.

Wash Sales: The Company does not engage in the practice of wash sales, however, in isolated cases in the course of asset management activities, a security may be sold and repurchased in whole or in part within thirty days of the sale. There were no NAIC 3—6 securities sold and reacquired within 30 days of the sale date during the years ended December 31, 2012 and 2010.

The details by NAIC designation 3 or below securities sold during the year ended December 31, 2011 and reacquired within 30 days of the sale date are (in million):

	Number of Transactions	Book Value of Securities Sold	Cost of Securities Repurchased	Gain (Loss)
NAIC 3	5	$5	$5	$—
NAIC 4	3	$4	$4	$—

Unrealized Capital Gains and Losses: The net changes in unrealized capital gains (losses) in investments, resulting in a net increase (decrease) in the carrying value of investments for the years ended December 31 were as follows (in millions):

	2012	2011	2010
Bonds	$172	$(21)	$(428)
Stocks	18	99	344
Mortgage loans	(13)	(36)	11
Derivatives	(109)	210	134
Other long-term investments	422	138	1,300
Total	$490	$390	$1,361

Note 10—securitizations

When the Company sells bonds and mortgages in a securitization transaction, it may retain interest-only strips, one or more subordinated tranches, residual interest, or servicing rights, all of which are retained interests in the securitized receivables. The Company’s ownership of the related retained interests may be held directly by the Company or indirectly through an investment subsidiary. The retained interests are associated with Special Purpose Entities (“SPEs”) that issue equity and debt which is non-recourse to the Company. Fair value used to determine gain or loss on a securitization transaction is based on quoted market prices, if available; however, quotes are generally not available for retained interests, so the Company either obtains an estimated fair value from an independent pricing service or estimates fair value internally based on the present value of future expected cash flows using management’s best estimates of future credit losses, forward yield curves, and discount rates that are commensurate with the risks involved.

The Company has not initiated any securitization transactions in which it sold assets held on its balance sheet into SPEs during 2012 or 2011. Teachers Advisors, Inc. (“Advisors”), an indirect subsidiary of TIAA, provides investment advisory services for most assets previously securitized by the Company.

The following sensitivity analysis represents changes in the fair value of the securitized assets. The following table as of December 31, 2012 summarizes the Company’s retained interests in securitized financial assets from transactions originated since 2001 (in millions):

					Sensitivity Analysis of Adverse Changes in Key Assumptions
Issue Year	Type of Collateral	Carrying Value	Estimated Fair Value		10% Adverse	20% Adverse
2001	Bonds	$30	$35	(a)	$—	$—
2007	Mortgages	23	18	(b)	(2)	(3)
	Total	$53	$53		$(2)	$(3)

The key assumptions applied to both the fair values and sensitivity analysis of the retained interests on December 31, 2012 was as follows:

a)	The retained interests securitized in 2001 were valued using an independent third-party pricing service. The third-party pricing levels imply yield rates ranging from 3.95% to 6.61%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rate.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-67

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

b)	The retained interests securitized in 2007 were valued using an independent third-party pricing service. The third-party pricing levels implied yields for the securities ranging from 8.40% to 27.52%. To test valuation sensitivity, the fair values of the retained interests were recalculated using 10% and 20% adverse changes in the implied overall discount rates.

Note that the sensitivity analysis above does not give effect to any offsetting benefits of financial instruments which may hedge the risks inherent to these financial interests. Additionally, changes in particular assumptions, such as discount rates, may in practice change other valuation assumptions which may magnify or counteract the effect of these disclosed sensitivities.

Note 11—disclosures about fair value of financial instruments

FAIR VALUE OF FINANCIAL INSTRUMENTS

Included in the Company’s financial statements are certain financial instruments carried at fair value. Other financial instruments are periodically measured at fair value, such as when impaired, or, for certain bonds and preferred stock when carried at the lower of cost or fair value.

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Fair values of financial instruments are based on quoted market prices when available. When market prices are not available, fair values are primarily provided by a third party-pricing service for identical or comparable assets, or through the use of valuation methodologies using observable market inputs. These fair values are generally estimated using discounted cash flow analyses, incorporating current market inputs for similar financial instruments with comparable terms and credit quality. In instances where there is little or no market activity for the same or similar instruments, the Company estimates fair value using methods, models and assumptions that management believes market participants would use to determine a current transaction price. These valuation techniques involve management estimation and judgment for many factors including market bid/ask spreads, and such estimations may become significant with increasingly complex instruments or pricing models.

The following table provides information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2012 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$193,191	$173,954	$73	$177,418	$15,700	$—
Common Stock	1,178	1,178	619	—	559	—
Preferred Stock	51	38	13	24	14	—
Mortgage Loans	14,228	12,956	—	—	14,228	—
Derivatives	123	96	—	104	19	—
Contract Loans	1,358	1,358	—	—	1,358	—
Separate Accounts	18,425	18,420	4,591	2,707	11,127	—
Cash, Cash Equivalents and Short-Term Investments	1,681	1,681	1,126	37	518	—
Total	$230,235	$209,681	$6,422	$180,290	$43,523	$—

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities
Deposit-type contracts	$765	$765	$—	$—	$765	$—
Separate account	18,067	18,067	—	—	18,067	—
Derivatives	372	346	—	372	—	—
Total	$19,204	$19,178	$—	$372	$18,832	$—

The following table provided information about the aggregate fair value for all financial instruments and the level within the fair value hierarchy at December 31, 2011 (in millions):

	Aggregate Fair Value	Admitted Assets	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Assets:
Bonds	$184,084	$167,931	$—	$165,230	$18,854	$—
Common Stock	1,144	1,144	690	83	371	—
Preferred Stock	80	82	25	20	35	—
Mortgage Loans	14,239	13,133	—	—	14,239	—
Derivatives	228	185	—	222	6	—
Contract Loans	1,316	1,316	—	—	1,316	—
Separate Accounts	16,019	16,019	3,197	2,897	9,925	—
Cash, Cash Equivalents and Short-Term Investments	597	597	422	175	—	—
Total	$217,707	$200,407	$4,334	$168,627	$44,746	$—

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continued

	Aggregate Fair Value	Liabilities	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)
Liabilities:
Deposit-type contracts	$694	$694	$—	$—	$694	$—
Separate account	14,824	14,824	—	—	14,824	—
Derivatives	361	326	—	361	—	—
Total	$15,879	$15,844	$—	$361	$15,518	$—

The estimated fair values of the financial instruments presented above were determined by the Company using market information available as of December 31, 2012 and 2011. Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

ASSETS AND LIABILITIES MEASURED AND REPORTED AT FAIR VALUE

The Company’s financial assets and liabilities measured and reported at fair value have been classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100, Fair Value Measurements. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical assets and liabilities (Level 1) and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement. For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and Level 2) and unobservable (Level 3). The levels of the fair value hierarchy are as follows:

Level 1—Inputs are unadjusted quoted prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date.

Level 2—Other than quoted prices within Level 1 inputs are observable for the asset or liability, either directly or indirectly.

Level 2 inputs include:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in markets that are not active,

•	Inputs other than quoted prices that are observable for the asset or liability,

•	Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

Level 3—Inputs are unobservable inputs for the asset or liability supported by little or no market activity. Unobservable inputs reflect the Company’s own assumptions about the assumptions that market participants would use in pricing the asset or liability. The Company’s data used to develop unobservable inputs is adjusted if information is reasonably available without undue cost and effort that indicates that market participants would use different assumptions.

Considerable judgment is required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts the Company could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

The following table provides information about the Company’s financial assets and liabilities measured and reported at fair value as of December 31 (in millions):

	2012
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$23	$322	$345
Total Bonds	$—	$23	$322	$345
Common Stock
Industrial and Miscellaneous	$619	$—	$559	$1,178
Total Common Stocks	$619	$—	$559	$1,178
Total Preferred Stocks	$—	$—	$8	$8
Derivatives:
Foreign Exchange Contracts	$—	$56	$—	$56
Interest Rate Contracts	—	31	—	31
Credit Default Swaps	—	2	—	2
Total Derivatives	$—	$89	$—	$89
Separate Accounts assets, net	$4,584	$2,570	$11,122	$18,276
Total assets at fair value	$5,203	$2,682	$12,011	$19,896

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(198)	$—	$(198)
Credit Default Swaps	—	(44)	—	(44)
Total liabilities at fair value	$—	$(242)	$—	$(242)

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

	2011
	Level 1	Level 2	Level 3	Total
Assets at fair value:
Bonds
Industrial and Miscellaneous	$—	$—	$457	$457
Total Bonds	$—	$—	$457	$457
Common Stock
Industrial and Miscellaneous	$690	$83	$371	$1,144
Total Common Stocks	$690	$83	$371	$1,144
Total Preferred Stocks	$—	$—	$1	$1
Derivatives:
Foreign Exchange Contracts	$—	$113	$—	$113
Interest Rate Contracts	—	33	—	33
Credit Default Swaps	—	28	—	28
Total Derivatives	$—	$174	$—	$174
Separate Accounts assets, net	$3,197	$2,897	$9,925	$16,019
Total assets at fair value	$3,887	$3,154	$10,754	$17,795

Liabilities at fair value:
Derivatives
Foreign Exchange Contracts	$—	$(154)	$—	$(154)
Credit Default Swaps	—	(33)	—	(33)
Total liabilities at fair value	$—	$(187)	$—	$(187)

Level 1 financial instruments

Unadjusted quoted prices for these securities are provided to the Company by independent pricing services. Common stock and separate account assets in Level 1 primarily include mutual fund investments valued by the respective mutual fund companies and exchange listed equities and public real estate investment trusts.

Level 2 financial instruments

Bonds included in Level 2 are valued principally by third party pricing services using market observable inputs. Because most bonds do not trade daily, independent pricing services regularly derive fair values using recent trades of securities with similar features. When recent trades are not available, pricing models are used to estimate the fair values of securities by discounting future cash flows at estimated market interest rates. Typical inputs to models used by independent pricing services include but are not limited to benchmark yields, reported trades, broker-dealer quotes, issuer spreads, benchmark securities, bids, offers, reference data, and industry and economic events. Additionally, for loan-backed and structured securities, valuation is based primarily on market inputs including benchmark yields, expected prepayment speeds, loss severity, delinquency rates, weighted average coupon, weighted average maturity and issuance specific information. Issuance specific information includes collateral type, payment terms of underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

Common stocks included in Level 2 include those which are traded in an inactive market or for which prices for identical securities are not available. Valuations are based principally on observable inputs including quoted prices in markets that are not considered active.

Derivative assets and liabilities classified in Level 2 represent over-the-counter instruments that include, but are not limited to, fair value hedges using foreign currency swaps, foreign currency forwards, interest rate swaps and credit default swaps. Fair values for these instruments are determined internally using market observable inputs that include, but are not limited to, forward currency rates, interest rates, credit default rates and published observable market indices.

Separate account assets in Level 2 consist principally of short term government agency notes and commercial paper.

Level 3 financial instruments

Valuation techniques for bonds included in Level 3 are generally the same as those described in Level 2 except the techniques utilize inputs that are not readily observable in the market, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. The Company assesses the significance of unobservable inputs for each security and classifies that security in Level 3 as a result of the significance of unobservable inputs.

Estimated fair value for privately traded equity securities are principally determined using valuation and discounted cash flow models that require a substantial level of judgment.

Separate account assets classified as Level 3 primarily include directly owned real estate properties, real estate joint ventures and real estate limited partnerships. Directly owned real estate properties are valued on a quarterly basis based on independent third party appraisals. Real estate joint venture interests are valued based on the fair value of the underlying real estate, any related mortgage loans payable and other factors such as ownership percentage, ownership rights, buy/sell agreements, distribution provisions and capital call obligations. Real estate limited partnership interests are valued based on the most recent net asset value of the partnership.

Transfers between Level 1 and Level 2

Periodically, the Company has transfers between Level 1 and Level 2 due to the availability of quoted prices for identical assets in active markets at the measurement date. The Company’s policy is to recognize transfers between levels as of the actual date of the event or change in circumstances that caused the transfer.

There were no transfers of common stock between Level 1 and Level 2 during 2012.

During 2011, the Company transferred $79 million of common stock from Level 2 to Level 1 and $28 million from Level 1 to Level 2 due to changes in the availability of quoted prices in active markets for identical assets at the quarterly measurement dates throughout the year.

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continued

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2012 (in millions):

	Beginning Balance at 1/1/2012	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2012
Bonds	$457	$207	[a]	$(353)[b]	$(52)	$49	$28	$—	$(6)	$(8)	$322
Common Stock	371	154	[c]	(68)[d]	(36)	129	9	—	—	—	559
Preferred Stock	1	9	[e]	—	(2)	—	—	—	—	—	8
Separate Account	9,925	—		—	(116)	965	1,378	—	(685)	(345)	11,122
Total	$10,754	$370		$(421)	$(206)	$1,143	$1,415	$—	$(691)	$(353)	$12,011

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2012.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common stocks out of Level 3 due to the availability of observable or corroborated by market data at fair value as of December 31, 2012.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The following is a reconciliation of the beginning and ending balances for assets and liabilities measured and reported at fair value using Level 3 inputs at December 31, 2011 (in millions):

	Beginning Balance at 1/1/2011	Transfers into Level 3		Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2011
Bonds	$514	$327	[a]	$(367)[b]	$(15)	$18	$18	$—	$(24)	$(14)	$457
Common Stock	256	126	[c]	(68)[d]	—	28	29	—	—	—	371
Preferred Stock	9	1	[e]	(9)[d]	—	—	—	—	—	—	1
Separate Account	8,031	—		—	—	1,047	1,128	—	(336)	55	9,925
Total	$8,810	$454		$(444)	$(15)	$1,093	$1,175	$—	$(360)	$41	$10,754

a	The Company transferred bonds which were not previously measured and reported at fair value into Level 3 primarily due to the Securities Valuation Office (“SVO”) valuation process related to Loan-Backed and Structured Securities. The pricing information used in the valuation of these securities was not readily observable in the market.
b	The Company transferred bonds out of Level 3 that were not measured and reported at fair value as of December 31, 2011.
c	The Company transferred common stocks into Level 3 due the significance of unobservable market data used in the valuation of these securities.
d	The Company transferred common and preferred stocks out of Level 3 due to the availability of observable or corroborated by market data and not measured and reported at fair value as of December 31, 2011.
e	The Company transferred preferred stocks into Level 3 which were not previously measured and reported at fair value primarily due to the decrease in NAIC rating to 4, 5 or 6.

The Company’s policy is to recognize transfers into and out of Level 3 at the actual date of the event or change in circumstances that caused the transfer.

CHARACTERISTICS OF ITEMS BEING MEASURED FOR LEVEL 2 AND LEVEL 3:

BONDS LEVEL 2 AND LEVEL 3:

As of December 31, 2012, the reported fair value of bonds in Levels 2 and Level 3 was $ 345 million, representing 80 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

The 80 bonds reported at fair value are all categorized as loan-backed and structured securities. Of the loan-backed and structured securities reported at fair value, 52 bonds with a fair value of $273 million are collateralized by commercial mortgage loans, 26 bonds with a fair value of $ 48 million are collateralized by residential mortgage loans, and 2 bonds with a fair value of $24 million are collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.33%.

As of December 31, 2011, the reported fair value of bonds in Level 3 was $457 million, representing 114 individual bonds. The bonds are carried at fair value due to being rated NAIC 6.

Of the 114 bonds reported at fair value, 107 bonds are loan-backed and structured securities with a fair value of $457 million. Of the loan-backed and structured securities reported at fair value, 59 bonds with a fair value of $284 million are collateralized by commercial mortgage loans, 47 bonds with a fair value of $154 million are collateralized by residential mortgage loans, and 1 bond with a fair value of $19 million is collateralized by other collateral. The loan-backed and structured securities reported at fair value have a weighted average coupon of 5.38%. The remaining 7 bonds are issuer obligations with a fair value less than $1 million collectively and have a weighted average coupon of 5.90%.

COMMON STOCKS LEVELS 2 AND LEVELS 3:

As of December 31, 2012, the reported fair value of common stocks in Level 2 and Level 3 was $559 million representing 16 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 16 common stocks, 15 common stocks with a fair value of $559 million were reported in Level 3. 10 common stocks with a fair value of $277 million have a pricing method where the price per share is determined by the reporting entity; and 5 common stocks with a fair value of $282 million have a pricing method

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

where the unit price is published by the NAIC Securities Valuation Office.

As of December 31, 2011, the reported fair value of common stocks in Level 2 and Level 3 was $454 million representing 18 individual common stocks. Common stocks are carried at fair value in accordance with SSAP No. 30.

Of the 18 common stocks, 4 common stocks with a fair value of $83 million were in Level 2 and 14 common stocks with a fair value of $371 million were reported in Level 3. 4 common stocks with a fair value of $104 million have a pricing method where the price per share is determined by the reporting entity and 12 common stocks with a fair value of $350 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office. The remaining 2 common stocks with a fair value less than $1 million have a pricing method where the unit price is published by the NAIC Securities Valuation Office.

PREFERRED STOCKS LEVEL 3:

As of December 31, 2012, the reported fair value of preferred stocks in Level 3 was $8 million, representing 2 individual preferred stocks. 1 preferred stock with a fair value of $ 4 million has a pricing method where the price per share is determined by the reporting entity; and 1 preferred stock with a fair value of $4 million has a pricing method where the unit price is published by the NAIC Securities Valuation Office. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated RP4-RP6 and P4 to P6 are reported at the lower of book value or fair value.

As of December 31, 2011, the reported fair value of preferred stocks in Level 3 was $1 million, representing 3 individual perpetual preferred stocks priced internally. In accordance with SSAP No. 32, redeemable preferred stocks and perpetual preferred stocks that are NAIC designated 4 through 6 are reported at the lower of book value or fair value.

QUANTITATIVE INFORMATION REGARDING LEVEL 3 FAIR VALUE MEASUREMENTS

The following table provides quantitative information on significant unobservable inputs (Level 3) used in the fair value measurement of assets that are measured and reported at fair value at December 31, 2012 (in millions):

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Fixed Maturity Bonds:
RMBS	$47	Discounted Cash Flow	Discount Rate	4.1% – 20.0%	11.7%
		Market Comparable	Credit Analysis/Market Comparable	$95.00	$95.00
CMBS	$251	Discounted Cash Flow	Discount Rate	6.2% –213.7%	31.4%
ABS	$24	Market Comparable	Credit Analysis/Market Comparable	$0.00 – $95.57	$95.57
Equity Securities:
Common Stock	$559	Equity Method	Book Value Multiple	0.00x – 3.26x	1.43x
		Market Comparable	EBITDA	5.60x – 12.00x	9.99x
			Book Value Multiple	0.44x – 1.00x	0.58x
Preferred Stock	$8	Equity Method	Book Value Multiple	0.94x	0.94x
		Recent Offering	Book Value Multiple	0.93x	0.93x
Separate Account Assets:
Real Estate Properties and Real Estate Joint Ventures	$13,065
Office Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.4%
			Terminal Capitalization Rate	5.5% – 8.5%	6.3%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 8.5%	5.7%
Industrial Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 9.8%	7.7%
			Terminal Capitalization Rate	5.5% – 8.3%	6.5%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	5.0% – 8.0%	5.9%
Residential Properties		Income Approach—Discounted cash flow	Discount Rate	5.8% – 8.0%	6.7%
			Terminal Capitalization Rate	4.3% – 6.3%	5.0%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	3.8% – 5.6%	4.4%
Retail Properties		Income Approach—Discounted cash flow	Discount Rate	6.5% – 11.3%	7.8%
			Terminal Capitalization Rate	5.8% – 11.0%	6.6%
		Income Approach—Direct Capitalization	Overall Capitalization Rate	4.5% – 10.8%	6.0%

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continued

Separate account real estate assets include the values of the related mortgage loans payable in the table below.

Financial Instrument	Fair Value	Valuation Techniques	Significant Unobservable Inputs	Range of Inputs	Weighted Average
Mortgage Loans Payable	$(2,283)
Office and Industrial Properties		Discounted cash flow	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Equivalency Rate	2.5% – 3.0%	2.7%
		Net Present Value	Loan to Value Ratio	36.0% – 67.0%	51.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 3.2%	1.7%
Residential Properties		Discounted cash flow	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Equivalency Rate	2.3% – 3.9%	3.0%
		Net Present Value	Loan to Value Ratio	37.0% – 60.0%	49.2%
			Weighted Average Cost of Capital Risk Premiums	1.0% – 2.3%	1.5%
Retail Properties		Discounted cash flow	Loan to Value Ratio	31.0% –153.0%	62.6%
			Equivalency Rate	2.6% – 7.1%	4.1%
		Net Present Value	Loan to Value Ratio	31.0% –153.0%	62.6%
			Weighted Average Cost of Capital Risk Premiums	0.7% – 14.2%	4.1%
Limited Partnerships	$340	Relative Value	Estimated Net Asset Value (NAV)	0.0% – 7.2%	1.0%

ADDITIONAL QUALITATIVE INFORMATION ON FAIR VALUATION PROCESS

The Company has various processes and controls in place to ensure that fair value is reasonably estimated. The Risk Management Valuation group, which reports to the Chief Credit Risk Officer, sets the valuation policies for fixed income and equity securities and is responsible for the determination of fair value.

Risk Management Valuation (1) compares price changes between periods to current market conditions, (2) compares trade prices of securities to fair value estimates, (3) compares prices from multiple pricing sources, and (4) performs ongoing vendor due diligence to confirm that independent pricing services use market-based parameters for valuation. Internal and vendor valuation methodologies are reviewed on an ongoing basis and revised as necessary based on changing market conditions to ensure values represent a reasonable exit price.

Markets in which the Company’s fixed income securities trade are monitored by surveying the Company’s traders. Risk Management Valuation determines if liquidity is active enough to support a Level 2 classification. Use of independent non-binding broker quotations may indicate a lack of liquidity or the general lack of transparency in the process to develop these price estimates, causing them to be considered Level 3.

Level 3 equity investments generally include private equity co-investments along with general and limited partnership interests. Values are derived by the general partners. The partners generally fair value these instruments based on projected net earnings, earnings before interest, taxes depreciation and amortization, discounted cash flow, public or private market transactions, or valuations of comparable companies. When using market comparables, certain adjustments may be taken for differences between the reference comparable and the investment, such as liquidity. Investments may also be valued at cost for a period of time after an acquisition, as the best indication of fair value.

With respect to real property investments in the TIAA’s Real Estate Account, each property is appraised, and each mortgage loan is valued, at least once every calendar quarter. Each property is appraised by an independent, external appraiser whose appraisals are reviewed by the Company’s internal appraisal staff and by the Real Estate Account’s independent fiduciary. Any differences in the conclusions of the Company’s internal appraisal staff and the independent appraiser are reviewed by the independent fiduciary, who will make a final determination. The independent fiduciary was appointed by a special subcommittee of the Investment Committee of TIAA Board of Trustees to, among other things, oversee the appraisal process. The independent fiduciary must approve all independent appraisers used by the Real Estate Account.

Mortgage loans payable are valued internally by Company’s internal valuation department, and reviewed by the Real Estate Account’s independent fiduciary, at least quarterly based on market factors, such as market interest rates and spreads for comparable loans, the performance of the underlying collateral (such as the loan-to-value ratio and the cash flow of the underlying collateral), the liquidity for mortgage loans of similar characteristics, the maturity date of the loan, the return demands of the market, and the credit quality of the Real Estate Account.

Note 12—Eurozone exposure

The Company’s investment portfolio includes direct investment exposure to the Eurozone region. The Eurozone region consists of 17 member countries from within the European Union that have adopted the euro as their common currency and sole legal tender. The Eurozone countries are Austria, Belgium, Cyprus, Estonia, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, Malta, the Netherlands, Portugal, Slovakia, Slovenia and Spain. The Company has direct investment exposure to a group of peripheral countries within the Eurozone facing significant economic and fiscal strains, which includes Greece, Italy, Ireland, Portugal and Spain (collectively “GIIPS”). Specific

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NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

country exposure is determined based on the security issuer’s country of incorporation.

The following tables set forth the composition of the Company’s direct sovereign and non-sovereign exposure to the GIIPS countries, by country of incorporation, attributable to TIAA’s general account, as of December 31, 2012 and 2011 (in millions):

	2012
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Ireland
Bonds	$—	$—	$240	$281
Stocks	—	—	14	14
Total	$—	$—	$254	$295
Italy
Bonds	$25	$29	$27	$29
Total	$25	$29	$27	$29
Spain
Bonds	$38	$42	$241	$259
Total	$38	$42	$241	$259
Grand Total	$63	$71	$522	$583

	2011
	Sovereign Exposure		Non-Sovereign Exposure
	Statement Value	Fair Value	Statement Value	Fair Value
Portugal
Bonds	$—	$—	$114	$115
Total	$—	$—	$114	$115
Ireland
Bonds	$—	$—	$205	$196
Stocks	—	—	6	6
Total	$—	$—	$211	$202
Italy
Bonds	$—	$—	$26	$21
Total	$—	$—	$26	$21
Spain
Bonds	$—	$—	$269	$266
Total	$—	$—	$269	$266
Grand Total	$—	$—	$620	$604

The Company has no direct non-sovereign exposure to Greece or Portugal as of December 31, 2012. The Company has no direct non-sovereign exposure to Greece as of December 31, 2011. The Company has 16% and 13% of total direct non-sovereign exposure related to financial institutions within the GIIPS countries as of December 31, 2012 and 2011, respectively.

The Company has no gross unfunded commitments for investments in the GIIPS countries as of December 31, 2012 and 2011.

At December 31, 2012 and 2011, investment grade holdings (NAIC 1 and 2) made up 100% and 97% of GIIPS countries’ investments, respectively. The Company’s investments in the GIIPS countries are subject to the Company’s OTTI evaluation process.

The Company is not liable for any credit default protection underwritten for sovereign debt issued by the GIIPS countries as of December 31, 2012 and 2011.

Note 13—derivative financial instruments

The Company uses derivative instruments for economic hedging, income generation, and asset replication purposes. TIAA does not engage in derivative financial instrument transactions for speculative purposes. The Company enters into derivatives directly with counterparties of high credit quality (i.e., rated A-/A3 or better at the date of a transaction) and monitors counterparty credit quality on an ongoing basis. TIAA’s counterparty credit risk is limited to the net positive fair value of its derivative positions for each individual counterparty, unless otherwise described below. Effective January 1, 2003 TIAA adopted SSAP 86, “Accounting for Derivative Instruments and Hedging Activities,” and has applied this statement to all derivative transactions entered into or modified on or after that date. The NAIC has also adopted disclosure requirements included within Accounting Standards Codification 815, “Derivatives and Hedging” (“ASC 815”) and Accounting Standards Codification 460, “Guarantees” (“ASC 460”), for annual audited statements in accordance with guidelines provided by the Statutory Accounting Principles Working Group. Additional information related to derivatives may also be found in Note 11, Disclosures about Fair Value of Financial Instruments.

Collateral: The Company currently has International Swaps and Derivatives Association (“ISDA”) master swap agreements in place with each of its seventeen counterparties to a derivative transaction. In addition to the ISDA agreement, Credit Support Annexes (“CSA”), which are bilateral collateral agreements, have been put in place with thirteen derivative counterparties. The CSA’s allow TIAA’s exposure to a counterparty to be collateralized by the posting of cash or highly liquid U.S. government securities. As of December 31, 2012, TIAA held cash collateral of $22 million from its counterparties. TIAA must also post collateral to the extent its net position with a given counterparty is at a loss relative to the counterparty. As of December 31, 2012, the Company pledged cash collateral of $78 million and securities collateral of $15 million to its counterparties.

Contingent Features: Certain of the Company’s master swap agreements governing its derivative instruments contain provisions that require the Company to maintain a minimum credit rating from two of the major credit rating agencies. If the Company’s credit rating were to fall below the specified minimum, each of the counterparties to agreements with such requirements could terminate all outstanding derivative transactions between such counterparty and the Company. The termination would require immediate payment of amounts expected to approximate the net liability positions of such transactions with such counterparty. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that are in a liability position on December 31, 2012 is $247 million for which the Company has posted collateral of $78 million in the normal course of business.

Foreign Currency Swap Contracts: TIAA enters into foreign currency swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates (in U.S. dollars) as a cash flow hedge to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the

B-74	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Company is exposed to both market and counterparty risk. The changes in the carrying value of foreign currency exchange rates are recognized as unrealized gains or losses. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss as of December 31, 2012, from foreign currency swap contracts that do not qualify for hedge accounting treatment was $81 million. The net realized loss for the year ended December 31, 2012, from all foreign currency swap contracts was $77 million.

Foreign Currency Forward Contracts: TIAA enters into foreign currency forward contracts to exchange foreign currency at specified future dates and at specified rates (in U.S. dollars) to manage currency risks on investments denominated in foreign currencies. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. The changes in the value of the contracts related to foreign currency exchange rates are recognized as unrealized gains or losses. A foreign exchange premium or (discount) is recorded at the time a contract is opened, based on the difference between the forward exchange rate and the spot rate. The Company amortizes the foreign exchange premium/(discount) into investment income over the life of the forward contract or at the settlement date, if the forward contract is less than a year. The net unrealized loss for the year ended December 31, 2012, from foreign currency forward contracts that do not qualify for hedge accounting treatment was $12 million. The net realized gain for the year ended December 31, 2012, from all foreign currency forward contracts was $7 million.

Interest Rate Swap Contracts: The Company enters into interest rate swap contracts to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow the Company to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. This type of derivative instrument is traded over-the-counter, and the Company is exposed to both market and counterparty risk. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. These transactions are entered into pursuant to master agreements that provide for a single net payment to be made by one counterparty at each due date. Net payments received and net payments made or accrued under interest rate swap contracts are included in net investment income. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from interest rate swap contracts that do not qualify for hedge accounting treatment was $2 million. The net realized gain/(loss) for the year ended December 31, 2012, from all interest rate swap contracts was $0.

Purchased Credit Default Swap Contracts: The Company purchases credit default swaps as protection against unexpected credit events on selective investments in the Company’s portfolio. The premium payment to the counterparty on these contracts is expensed as incurred. Derivative instruments used in hedging transactions that do not qualify for hedge accounting treatment are accounted for at fair value. The net unrealized loss for the year ended December 31, 2012, from purchased credit default swap contracts that do not qualify for hedge accounting treatment was $36 million. The net realized loss for the year ended December 31, 2012 from all purchased credit default swap contracts was $1 million.

Written Credit Default Swaps used in Replication Transactions: A replication synthetic asset transaction (“RSAT”) is a derivative transaction (the derivative component) established concurrently with another fixed income instrument (the cash component) in order to “replicate” the investment characteristics of another instrument (the reference entity). As part of a strategy to replicate desired credit exposure in conjunction with high-rated host securities, TIAA writes or sells credit default swaps on either single name corporate credits or credit indices and provides credit default protection to the buyer. This type of derivative instrument is traded over-the-counter, and the Company is exposed to market, credit and counterparty risk. The carrying value of credit default swaps used in RSAT’s represents the unamortized premium received/(paid) for selling the default protection. This premium is amortized into investment income over the life of the swap. The Company has negligible counterparty credit risk with the buyer. The net realized gain for the year ended December 31, 2012 from all written credit default swap contracts was $10 million.

Events or circumstances that would require the Company to perform under a written credit derivative position may include, but are not limited to, bankruptcy, failure to pay, debt moratorium, debt repudiation, restructuring of debt and acceleration, or default. The maximum potential amount of future payments (undiscounted) the Company could be required to make under the credit derivative is represented by the notional amount of the contract. Should a credit event occur, the amounts owed to counterparty by the Company may be subject to recovery provisions that include, but are not limited to:

1.	Notional amount payment by the Company to Counterparty and/or delivery of physical security by Counterparty to the Company.

2.	Notional amount payment by the Company to Counterparty net of contractual recovery fee.

3.	Notional amount payment by the Company to Counterparty net of auction determined recovery fee.

The following table contains information related to replication positions where credit default swaps have been sold by the Company on the Dow Jones North American Investment Grade Series of indexes (DJ.NA.IG). Each index is comprised of 125 of the most liquid investment grade credits domiciled in North America and represent a broad exposure to the investment grade corporate market. The Company has written contracts on the “Super Senior” (60% to 100%) tranche of the Dow Jones North American Investment Grade Index Series 7 and 9 (DJ.NA.IG.7 and DJ.NA.IG.9, respectfully), whereby TIAA is obligated to perform should the default rates of each index exceed 60%. The maximum potential amount of future payments (undiscounted) the Company could be required to make under these positions is represented by the notional amount of the contracts. The Company will record an impairment (realized loss) on a derivative position

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-	75

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
DJ Investment Grade Index—Series 7 & 9
Super Senior Tranche 60%–100%	3–5 years	$2,574	0.24%	$19	$—

The following table contains information related to Replication positions where Credit Default Swaps have been sold by the Company on individual debt obligations of corporations and sovereign nations. The maximum potential amount of future pay-

ments (undiscounted) the Company could be required to make under these positions is represented by the notional amount. TIAA will record an impairment (realized loss) on a derivative position if an existing condition or set of circumstances indicates there is limited ability to recover an unrealized loss (in millions):

Asset Class	Term	Notional	Average Annual Premium Received	Fair Value	2012 Impairment
Corporate	0–2 years	$540	1.00%	$8	$—
Corporate	2–4 years	191	0.50%	1	—
Corporate	4–9 years	70	2.71%	—	—
Sovereign	0–2 years	140	1.52%	1	—
Sovereign	2–4 years	57	1.00%	1	—
Total		$998		$11	$—

Information related to the credit quality of replication positions where credit default swaps have been sold by the Company on indexes, individual debt obligations of corporations and sovereign nations appears below. The values are listed in order of their NAIC Credit Designation, with a designation of 1 having the highest credit quality and designations of 4 or below having the lowest credit quality based on the underlying asset referenced by the credit default swap (in millions):

	Reference Entity Asset Class	RSAT Notional Amount	Derivative Component Fair Value	Cash Component Fair Value	RSAT Fair Value
RSAT NAIC Designation
1 Highest Quality	Tranche	$2,574	$19	$3,266	$3,285
	Corporate	636	8	755	764
	Sovereign	60	1	72	73
	Subtotal	3,270	28	4,093	4,122
2 High Quality	Tranche	—	—	—	—
	Corporate	95	1	119	120
	Sovereign	72	1	85	86
	Subtotal	167	2	204	206
3 Medium Quality	Tranche	—	—	—	—
	Corporate	40	(3)	57	54
	Sovereign	40	—	48	48
	Subtotal	80	(3)	105	102
4 Low Quality	Tranche	—	—	—	—
	Corporate	30	3	36	39
	Sovereign	25	—	30	30
	Subtotal	55	3	66	69
	Total	$3,572	$30	$4,468	$4,499

B-76	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

A summary of derivative asset and liability positions by carrying value, held by the Company, including notional amounts, carrying values and estimated fair values, appears below (in millions):

		December 31, 2012			December 31, 2011
		Notional	Carrying Value	Estimated FV	Notional	Carrying Value	Estimated FV
Foreign Currency Swap Contracts	Assets	$759	$55	$56	$1,536	$106	$108
	Liabilities	2,485	(292)	(322)	1,305	(275)	(317)
	Subtotal	3,244	(237)	(266)	2,841	(169)	(209)
Foreign Currency Forward Contracts	Assets	93	1	1	167	9	9
	Liabilities	184	(4)	(4)	—	—	—
	Subtotal	277	(3)	(3)	167	9	9
Interest Rate Swap Contracts	Assets	351	32	32	384	33	33
	Liabilities	—	—	—	—	—	—
	Subtotal	351	32	32	384	33	33
Credit Default Swap Contracts—RSAT	Assets	3,460	6	32	8,081	9	50
	Liabilities	112	(6)	(2)	291	(18)	(11)
	Subtotal	3,572	—	30	8,372	(9)	39
Credit Default Swap Contracts (Purchased Default Protection)	Assets	83	2	2	646	28	28
	Liabilities	1,743	(44)	(44)	1,316	(33)	(33)
	Subtotal	1,826	(42)	(42)	1,962	(5)	(5)
Total	Assets	4,746	96	123	10,814	185	228
	Liabilities	4,524	(346)	(372)	2,912	(326)	(361)
	Total	$9,270	$(250)	$(249)	$13,726	$(141)	$(133)

The Company will record an impairment of a derivative position if an existing condition or set of circumstances indicates there is a limited ability to recover an unrealized loss. The Company held $9.3 billion notional amount in derivative positions on December 31, 2012. Cumulative impairments of these positions were $9 million, all of which was recorded in 2012. During 2012 the average fair value of derivatives used for other than hedging purposes, which is the derivative component of RSATs, was $38 million in assets.

The table below illustrates the Fair Values of Derivative Instruments in the Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Hedging instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Fair Value of Derivative Instruments
	Asset Derivatives				Liability Derivatives
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV	Balance Sheet Location	Estimated FV
Foreign Currency Swaps	Derivatives	$1	Derivatives	$3	Derivatives	$(128)	Derivatives	$(162)
Total Qualifying Hedge Relationships		1		3		(128)		(162)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Derivatives	32	Derivatives	33	Derivatives	—	Derivatives	—
Foreign Currency Swaps	Derivatives	55	Derivatives	105	Derivatives	(194)	Derivatives	(155)
Foreign Currency Forwards	Derivatives	1	Derivatives	9	Derivatives	(4)	Derivatives	—
Purchased Credit Default Swaps	Derivatives	2	Derivatives	28	Derivatives	(44)	Derivatives	(33)
Total Non-qualifying Hedge Relationships		90		175		(242)		(188)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Derivatives	32	Derivatives	50	Derivatives	(2)	Derivatives	(11)
Total Derivatives used for other than Hedging Purposes		32		50		(2)		(11)
Total Derivatives		$123		$228		$(372)		$(361)

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-77

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

The table below illustrates the Effect of Derivative Instruments in the Statements of Operations. Instruments utilizing hedge accounting treatment are shown as Qualifying Hedge Relationships. Instruments that utilize fair value accounting are shown as Non-qualifying Hedge Relationships. Derivatives used in Replication strategies are shown as Derivatives used for other than Hedging Purposes (in millions):

	Effect of Derivative Instruments
	December 31, 2012		December 31, 2011
Qualifying Hedge Relationships	Income Statement Location	Realized Gain (Loss)	Income Statement Location	Realized Gain (Loss)
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	$(36)	Net Realized Capital Gain (Loss)	$(56)
Amount of Gain or (Loss) Recognized in Income on Derivative (Ineffective Portion and Amount Excluded from Effectiveness Testing)	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Total Qualifying Hedge Relationships		(36)		(56)

Non-qualifying Hedge Relationships
Interest Rate Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	—
Foreign Currency Swaps	Net Realized Capital Gain (Loss)	(41)	Net Realized Capital Gain (Loss)	(49)
Foreign Currency Forwards	Net Realized Capital Gain (Loss)	7	Net Realized Capital Gain (Loss)	6
Purchased Credit Default Swaps	Net Realized Capital Gain (Loss)	(1)	Net Realized Capital Gain (Loss)	—
Interest Rate Futures Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	(167)
Total Non-qualifying Hedge Relationships		(35)		(210)

Derivatives used for other than Hedging Purposes
Written Credit Default Swaps	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	17
Equity Contracts	Net Realized Capital Gain (Loss)	—	Net Realized Capital Gain (Loss)	13
Total Derivatives used for other than Hedging Purposes	Net Realized Capital Gain (Loss)	10	Net Realized Capital Gain (Loss)	30
Total Derivatives		$(61)		$(236)

Note 14—separate accounts

The TIAA Separate Account VA-1 (“VA-1”) is a segregated investment account and was established on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding non-pension (after-tax) variable annuity contracts for employees of non-profit institutions organized in the United States, including governmental institutions. VA-1 was registered with the Securities and Exchange Commission, (the “Commission”) effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. VA-1 consists of a single investment portfolio, the Stock Index Account (“SIA”). The SIA was established on October 3, 1994 and invests in a diversified portfolio of equity securities selected to track the overall market for common stocks publicly traded in the United States.

The TIAA Real Estate Account (“REA”) is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of providing an investment option to the Company’s pension customers to direct investments to an investment vehicle that invests primarily in real estate. REA was registered with the Commis-

sion under the Securities Act of 1933 effective October 2, 1995. REA’s target is to invest between 75% and 85% of its assets directly in real estate or in real estate-related investments, with the remainder of its assets invested in publicly-traded securities and other instruments that are easily converted to cash to maintain adequate liquidity.

The TIAA Separate Account VA-3 (“VA-3”) is a segregated investment account and was organized on May 17, 2006 under the laws of the State of New York for the purposes of funding individual and group variable annuities for retirement plans of employees of colleges, universities, other educational and research organizations, and other governmental and non-profit institutions. VA-3 was registered with the Commission as an investment company under the Investment Company Act of 1940, effective September 29, 2006, and operates as a unit investment trust.

The TIAA Stable Value is an insulated, non-unitized separate account and was established on April, 2010 qualifying under New York Insurance Law 4240(a)(5)(ii). The Separate Account supports a flexible premium group deferred fixed annuity contract that is intended initially to be offered to employer sponsored retirement plans.

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continued

In accordance with the domiciliary state procedures for approving items within the separate accounts, the separate accounts classification of the following items are supported by a specific state statute:

Product Identification	Product Classification	State Statute Reference
TIAA Separate Account VA-1	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Separate Account VA-3	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Real Estate Account	Variable Annuity	Section 4240 of the New York Insurance Law
TIAA Stable Value	Group Deferred Fixed Annuity	Section 4240(a)(5)(ii) of the New York Insurance Law

The legal insulation of the separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.

As of December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $18,420 million and $16,019 million, respectively. The assets legally insulated from the general account as of December 31, 2012 are attributed to the following products (in millions):

Product	Legally Insulated Assets	Separate Account Assets (Not Legally Insulated)
TIAA Separate Account VA-1	$770	$—
TIAA Separate Account VA-3	2,482	—
TIAA Real Estate Account	15,024	—
TIAA Stable Value	144	—
Total	$18,420	$—

In accordance with the products recorded within the separate account, some separate account liabilities are guaranteed by the general account. (In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policy holder proceeds will be remitted by the general account.)

As of December 31, 2012, the general account of the Company had a maximum guaranteed minimum death benefit for separate account liabilities of $0.7 million. The amount paid for risk charges is not explicit, but rather embedded within the mortality and expense charge.

For the year ended December 31, 2012, the general account of the Company had paid (received) $0.4 million towards separate account guarantees. The total separate account guarantees paid (received) by the general account for the preceding five years ending at December 31, are as follows (in millions):

2011	$0.1
2010	$0.5
2009	$2.1
2008	$3.4
2007	$3.0

The General Account provides the Real Estate Separate Account with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If the Real Estate Separate Account cannot fund participant requests, the General Account will fund them by purchasing accumulation units in the Real Estate Separate Account. Under this agreement, the Company guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is re-

ceived in good order. To compensate the general account for the risk taken, the separate account paid liquidity charges as follows for the past five (5) years (in millions):

2012	$31.4
2011	$23.7
2010	$13.1
2009	$12.1
2008	$19.7

The table below shows amounts that the TIAA general account has paid towards the separate account liquidity guarantees and thus purchased units in the Real Estate Separate Account for the past five (5) years (in millions):

2012	$—
2011	$—
2010	$—
2009	$1,058.7
2008	$155.6

During 2012 there was $940 million of units redeemed by the Real Estate Separate Account. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

The Company engages in securities lending transactions through its VA-1 Separate Account.

As of December 31, 2012, the Separate Account had loaned securities of $15.9 million and collateral of $16.1 million.

The Company’s Separate Account may lend securities to qualified institutional borrowers to earn additional income. The Separate Account receives collateral (in the form of cash, Treasury securities, or other collateral permitted by applicable law) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of loaned securities during the period of the loan. Cash collateral received by the Separate Account will generally be invested in high quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. The Separate Account bears the market risk with respect to the collateral investment, securities loaned, and the risk that the counterparty may default on its obligations.

The Company’s General Account does not currently engage in securities lending transactions.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-79

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Additional information regarding separate accounts of the Company is as follows for the years ended December 31, (in millions):

	2012
	Non- indexed Guarantee less than/equal to 4%	Non-indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
Premiums, considerations	$92	$—	$2,545	$2,637
Reserves
For accounts with assets at:
Fair value	$—	$—	$17,777	$17,777
Amortized cost	113	—	—	113
Total reserves	$113	$—	$17,777	$17,890

By withdrawal characteristics:
Subject to discretionary withdrawal	$7	$—	$—	$7
At fair value	—	—	17,777	17,777
Not subject to discretionary withdrawal	106	—	—	106
Total reserves	$113	$—	$17,777	$17,890

	2011
	Non- indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
Premiums, considerations	$38	$—	$2,655	$2,693
Reserves
For accounts with assets at:
Fair value	$—	$—	$14,615	$14,615
Amortized cost	67	—	—	67
Total reserves	$67	$—	$14,615	$14,682

By withdrawal characteristics:
Subject to discretionary withdrawal	$4	$—	$—	$4
At fair value	—	—	14,615	14,615
Not subject to discretionary withdrawal	63	—	—	63
Total reserves	$67	$—	$14,615	$14,682

	2010
	Non- indexed Guarantee less than/equal to 4%	Non- indexed Guarantee more than 4%	Non- guaranteed Separate Accounts	Total
Premiums, considerations	$25	$—	$2,626	$2,651
Reserves
For accounts with assets at:
Fair value	$—	$—	$11,704	$11,704
Amortized cost	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

By withdrawal characteristics:
Subject to discretionary withdrawal	$—	$—	$—	$—
At fair value	—	—	11,704	11,704
Not subject to discretionary withdrawal	23	—	—	23
Total reserves	$23	$—	$11,704	$11,727

The following is a reconciliation of transfers to (from) the Company to the Separate Accounts for the years ended December 31, (in millions):

	2012	2011	2010
Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
Transfers to Separate Accounts	$2,935	$3,121	$3,209
Transfers from Separate Accounts	(1,417)	(1,463)	(1,079)
Net transfers (from) or to Separate Accounts	1,518	1,658	2,130

Reconciling Adjustments:
Fund transfer exchange gain (loss)	—	3	—
Transfers as reported in the Summary of Operations of the Life, Accident & Health Annual Statement	$1,518	$1,661	$2,130

Note 15—management agreements

Under Cash Disbursement and Reimbursement Agreements, the Company serves as the common pay-agent for its operating and investment subsidiaries and affiliates. The Company has allocated expenses of $1,464 million, $1,252 million and $1,076 million to its various subsidiaries and affiliates for the years ended December 31, 2012, 2011 and 2010, respectively. In addition, under management agreements, the Company provides investment advisory and administrative services for TIAA-CREF Life and administrative services to the TIAA-CREF Trust Company, FSB, and VA-1.

The expense allocation process determines the portion of the total investment and operating expenses that is attributable to each legal entity and to each line of business within an entity. Every month the Company allocates incurred expenses to each line of business supported by the Company and its affiliated companies. As part of this allocation process, every department with personnel and every vendor related expense is allocated to lines of business based on defined allocation methodologies.

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continued

These methodologies represent either shared or direct costs depending on the nature of the service provided. At the completion of the allocation process all expenses are assigned to a line of business and legal entity.

Activities necessary for the operation of the College Retirement Equities Fund (“CREF”), a companion organization, are provided at-cost by two subsidiaries of the Company. Such services are provided in accordance with an Investment Management Services Agreement, dated as of January 2, 2008, between CREF and TIAA-CREF Investment Management, LLC (“Investment Management”), and in accordance with a Principal Underwriting and Distribution Services Agreement for CREF, dated as of January 1, 2009, between CREF and TIAA-CREF Individual and Institutional Services, LLC (“Services”). The Company also performs administrative services for CREF, on an at-cost basis. The management fees collected under these agreements and the equivalent allocated expenses, which amounted to approximately $878 million, $870 million and $787 million for the years ended December 31, 2012, 2011 and 2010, respectively, are not included in the statements of operations and had no effect on the Company’s operations.

Advisors provides investment advisory services for VA-1, certain proprietary funds and other separately managed portfolios in accordance with investment management agreements. Teachers Personal Investors Services, Inc. (“TPIS”) and Services distribute variable annuity contracts for VA-1 and VA-3 as well as registered securities for certain proprietary funds and non-proprietary mutual funds.

All services necessary for the operation of REA are provided at-cost by the Company and Services. The Company provides investment management and administrative services for REA. Distribution services are provided in accordance with a Distribution Services Agreement between REA and Services. The Distribution and Administrative Services Agreement between REA and Services limits the work performed by Services to distribution activities with the Company assuming responsibility for all administrative activities. The Company and Services receive management fee payments from REA on a daily basis according to formulae established each year and adjusted periodically, with the objective of keeping the management fees as close as possible to actual expenses attributable to operating REA. Any differences between actual expenses and daily charges are adjusted quarterly.

The following amounts receivable from or payable to subsidiaries and affiliates are included in the lines Other assets and Other liabilities on the Balance Sheet, as of December 31 (in millions):

	Receivable		Payable
Subsidiary/Affiliate	2012	2011	2012	2011
CREF	$10.5	$—	$—	$25.2
Investment Management	1.4	2.1	—	—
TIAA-CREF Life	9.9	19.4	0.3	—
Teachers Personal Investor Service	4.8	—	—	—
TIAA-CREF Trust Company	—	—	—	3.2
Covariance	6.7	—	—	—
Total	$33.3	$21.5	$0.3	$28.4

Note 16—federal income taxes

By charter, the Company is a stock life insurance company that operates on a non-profit basis and through December 31, 1997 was exempt from federal income taxation under the Internal Revenue Code. Any non-pension income, however, was subject to federal income taxation as unrelated business income. Effective January 1, 1998, as a result of federal legislation, the Company is no longer exempt from federal income taxation and is taxed as a stock life insurance company.

SSAP No. 101 became effective January 1, 2012 and included revised disclosure requirements for income taxes. Calendar year 2011 data has been revised to follow the SSAP 101 disclosure requirements to allow for better comparison. In revising the calendar year 2011 information no amounts have been recalculated or changed. The Company has met the necessary RBC levels to admit the greatest amount of deferred tax assets available under SSAP 101, Income Taxes—A Replacement of SSAP No. 10R and SSAP No. 10. The admissibility is consistent with the Company’s prior year election under SSAP No. 10R and has resulted in no material adoption impact. The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary to reduce the deferred tax asset to an amount which is more likely than not to be realized. Based on the weight of available evidence the Company has recorded a valuation allowance of $7.7 million on foreign tax credit carry forwards as of December 31, 2012.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-81

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Components of the net deferred tax asset/(liability) are as follows (in millions):

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
a) Gross Deferred Tax Assets	$12,057	$1,472	$13,529	$11,756	$2,617	$14,373	$301	$(1,145)	$(844)
b) Statutory Valuation Allowance Adjustments	8	—	8	3	—	3	5	—	5
c) Adjusted Gross Deferred Tax Assets (1a–1b)	$12,049	$1,472	$13,521	$11,753	$2,617	$14,370	$296	$(1,145)	$(849)
d) Deferred Tax Assets Non-admitted	8,560	404	8,964	8,430	1,818	10,248	130	(1,414)	(1,284)
e) Subtotal Net Admitted Deferred Tax Asset (1c–1d)	3,489	1,068	4,557	3,323	799	4,122	166	269	435
f) Deferred Tax Liabilities	320	1,002	1,322	338	714	1,052	(18)	288	270
g) Net Admitted Deferred Tax Assets/(Net Deferred Tax Liability) (1e–1f)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165

	12/31/2012			12/31/2011			Change
	(1) Ordinary	(2) Capital	(3) (Col 1+2) Total	(4) Ordinary	(5) Capital	(6) (Col 4+5) Total	(7) (Col 1–4) Ordinary	(8) (Col 2–5) Capital	(9) (Col 7+8) Total
Admission Calculation Components Under SSAP No. 101
a) Federal Income Taxes Paid in Prior Years Recoverable Through Loss Carrybacks	$—	$—	$—	$—	$—	$—	$—	$—	$—
b) Adjusted Gross DTA Expected To Be Realized (Excluding The Amount of DTA From 2(a) above After Application of the Threshold Limitation. (The Lesser of 2(b)1 and 2(b) 2 below)	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
1. Adjusted Gross DTA Expected to be Realized Following the Balance Sheet Date.	$3,169	$66	$3,235	$2,985	$85	$3,070	$184	$(19)	$165
2. Adjusted Gross DTA Allowed per Limitation Threshold.	XXX	XXX	$3,897	XXX	XXX	$3,477	XXX	XXX	$420
c) Adjusted Gross DTA (Excluding The Amount of DTA From 2(a) and 2(b) above) Offset by Gross DTL.	$320	$1,002	$1,322	$338	$714	$1,052	$(18)	$288	$270
d) DTA Admitted as the result of application of SSAP No. 101. Total (2(a)+2(b)+2(c))	$3,489	$1,068	$4,557	$3,323	$799	$4,122	$166	$269	$435

								2012	2011
Ratio Percentage Used to Determine Recovery Period and Threshold Limitation Amount								1064%	N/A

	12/31/2012			12/31/2011			Change
	(1) Ordinary Percent	(2) Capital Percent	(3) (Col 1+2) Total Percent	(4) Ordinary Percent	(5) Capital Percent	(6) (Col 4+5) Total Percent	(7) (Col 1–4) Ordinary Percent	(8) (Col 2–5) Capital Percent	(9) (Col 7+8) Total Percent
Impact of Tax Planning Strategies:
(a) Adjusted Gross DTAs (% of Total Adjusted Gross DTAs)	2.2%	—	2.2%	0.5%	—	0.5%	1.7%	—	1.7%
(b) Net Admitted Adjusted Gross DTAs (% of Total Net Admitted Adjusted Gross DTAs)	9.2%	—	9.2%	2.3%	—	2.3%	6.9%	—	6.9%
(c) TIAA does not have tax-planning strategies that include the use of reinsurance.

TIAA has no temporary differences for which deferred tax liabilities are not recognized.

B-82	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Income taxes incurred consist of the following major components (in millions):

		12/31/2012	12/31/2011	Change
1.	Current Income Tax:
	Federal income tax expense/(benefit)	$(763)	$97	$(860)
	Subtotal	$(763)	$97	$(860)
	Federal income taxes expense/(benefit) on net capital gains	$(24)	$853	$(877)
	Generation/(Utilization) of loss carry-forwards	776	(1,089)	1,865

	Federal and foreign income taxes incurred	$(11)	$(139)	$128

2.	Deferred Tax Assets:
(a)	Ordinary:
	Policyholder reserves	$348	$366	$(18)
	Investments	723	794	(71)
	Deferred acquisition costs	28	28	—
	Policyholder dividends accrual	649	604	45
	Fixed assets	154	85	69
	Compensation and benefits accrual	286	272	14
	Receivables—non-admitted	36	—	36
	Net operating loss carry-forward	2,136	1,368	768
	Tax credit carry-forward	43	32	11
	Other (including items < 5% of total ordinary tax assets	512	609	(97)
	Intangible Assets—Business in Force and Software	7,142	7,598	(456)
	(99) Subtotal	$12,057	$11,756	$301
(b)	Statutory valuation allowance adjustment	8	3	5
(c)	Non-admitted	8,560	8,430	130
(d)	Admitted ordinary deferred tax assets (2a99 – 2b – 2c)	$3,489	$3,323	$166

(e)	Capital:
	Investments	$1,421	$2,481	$(1,060)
	Real estate	38	136	(98)
	Other (including items < 5% of total capital tax assets	13	—	13
	(99) Subtotal	$1,472	$2,617	$(1,145)
(f)	Statutory valuation allowance adjustment	—	—	—
(g)	Non-admitted	404	1,818	(1,414)
(h)	Admitted capital deferred tax assets (2e99 – 2f – 2g)	1,068	799	269
(i)	Admitted deferred tax assets (2d + 2h)	$4,557	$4,122	$435

3.	Deferred Tax Liabilities:
(a)	Ordinary:
	Investments	$317	$337	$(20)
	Other (including items < 5% of total ordinary tax liabilities)	3	1	2
	(99) Subtotal	$320	$338	$(18)
(b)	Capital:
	Investments	$1,002	$714	$288
	(99) Subtotal	$1,002	$714	$288
(c)	Deferred tax liabilities (3a99 + 3b99)	$1,322	$1,052	$270

4.	Net Admitted Deferred Tax:
	Assets/Liabilities (2i – 3c)	$3,235	$3,070	$165

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-83

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

5. The change in the net deferred income taxes is comprised of the following (this analysis is exclusive of non-admitted assets as the Change in Non-admitted Assets is reported separately from the Change in Net Deferred Income Taxes in the surplus section of the Annual Statement) (in millions):

	12/31/2012	12/31/2011	Change
Total deferred tax assets	$13,529	$14,373	$(844)
Total deferred tax liabilities	(1,322)	(1,052)	(270)
Net deferred tax assets / liabilities	$12,207	$13,321	$(1,114)
Statutory valuation allowance (“SVA”) adjustment	8	3	5
Net deferred tax assets / liabilities after SVA	$12,199	$13,318	$(1,119)
Tax effect of unrealized gains/(losses)			191
Change in net deferred income tax (charge)/benefit from sources other than unrealized capital gains (losses)			$(928)

The provision for federal and foreign income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference at December 31, 2012 are as follows (in millions):

Description	Amount	Tax Effect	Effective Tax Rate
Provision computed at statutory rate	$2,606	$912	35.00%
Dividends received deduction	(63)	(22)	(0.84)%
Amortization of interest maintenance reserve	(117)	(41)	(1.57)%
Meal disallowance, spousal travel, non-deductible lobbying, fines & penalties	9	3	0.10%
Prior year true-ups	274	96	3.68%
Non-admitted assets	(100)	(35)	(1.34)
Other	11	4	0.17%
Total	$2,620	$917	35.20%

Federal and foreign income tax incurred expense (benefit)		$(11)	(0.44)%
Change in net deferred income tax charge (benefit)		1,119	42.97%
Tax effect of unrealized capital gain		(191)	(7.33)%
Total statutory income taxes		$917	35.20%

At December 31, 2012, the Company had net operating loss carry forwards expiring through the year 2027 (in millions):

Year Incurred	Operating Loss	Year of Expiration
1999	$997	2014
2001	186	2016
2002	779	2017
2003	467	2018
2004	356	2019
2008	1,141	2023
2012	2,175	2027
Total	$6,101

At December 31, 2012, the Company had no capital loss carry forwards.

At December 31, 2012, the Company had foreign tax credit carry forwards as follows (in millions):

Year Incurred	Foreign Tax Credit	Year of Expiration
2005	3	2015
2006	3	2016
2007	2	2017
2008	2	2018
2009	2	2019
2010	2	2020
2011	6	2021
Total	$20

At December 31, 2012, the Company had General Business Credit carry forwards as follows (in millions):

Year Incurred	General Business Credit	Year of Expiration
2004	$1	2024
2005	2	2025
2006	5	2026
2007	7	2027
2008	5	2028
2009	2	2029
Total	$22

The Company did not incur federal income taxes expense for 2012 or preceding years that would be available for recoupment in the event of future net losses.

The Company does not have any protective tax deposits on deposit with the internal Revenue Service under IRC Section 6603.

Beginning in 1998, the Company has filed a consolidated federal income tax return with its includable affiliates (the “consolidating companies”). The consolidating companies participate in a tax-sharing agreement. Under the agreement, current federal income tax expense (benefit) is computed on a separate return basis and provides that members shall make payments or receive reimbursements to the extent that their income (loss) contributes to or reduces consolidated federal tax expense. The consolidating companies are reimbursed for net operating losses or other tax attributes they have generated when utilized in the consolidated return. Amounts receivable from / (payable to) the Company’s subsidiaries for federal income taxes were $(3) million and $5 million at December 31, 2012 and 2011, respectively.

B-84	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

1) TIAA-CREF Life Insurance Company

2) TIAA-CREF Asset Management, Inc.

3) Dan Properties, Inc.

4) JV Georgia One, Inc.

5) JWL Properties, Inc.

6) ND Properties, Inc.

7) Savannah Teachers Properties, Inc.

8) TCT Holdings, Inc.

9) Teachers Advisors, Inc.

10) Teachers Personal Investors Service, Inc.

11) T-Investment Properties Corp.

12) T-Land Corp.

13) WRC Properties, Inc.

14) TIAA-CREF Tuition Financing, Inc.

15) TIAA-CREF Trust Company, FSB

16) 730 Texas Forest Holdings, Inc.

17) TIAA Global Markets, Inc.

18) T-C Sports Co., Inc.

19) TIAA Board of Overseers

20) TIAA Realty, Inc.

21) TIAA Park Evanston, Inc.

22) Oleum Holding Company, Inc.

23) Covariance Capital Management, Inc.

24) Westchester Group Investment Management, Inc.

25) Westchester Group Investment Management Holding Company, Inc.

26) GreenWood Resources, Inc.

TIAA has no federal or foreign income tax loss contingencies as determined in accordance with SSAP No. 5R—Liabilities, Contingencies and Impairments of Assets, with the modifications provided in SSAP No. 101, for which it is reasonably possible that the total liability will significantly increase within 12 months of the reporting date.

The IRS examination for tax years 2007, 2008, and 2009 federal income tax returns is scheduled to begin in 2013.

Note 17—pension plan and post-retirement benefits

The Company maintains a qualified, non-contributory defined contribution pension plan covering substantially all employees. All qualified employee pension plan liabilities are fully funded through retirement annuity contracts. Contributions are made to each participant’s contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested after three years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $36 million, $33 million and $36 million for the years ended December 31, 2012, 2011 and 2010, respectively. This includes supplemental contributions made to company-owned annuity contracts under a non-qualified deferred compensation plan.
In addition to the pension plan, the Company provides certain other post-retirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The status of this plan for retirees and eligible active employees is summarized below (in millions):

	Post-retirement Benefits
	2012	2011	2010
Change in benefit obligation:
Benefit obligation at beginning of year	$155	$130	$116
Service cost	10	7	5
Interest cost	6	7	6
Actuarial loss	4	17	10
Benefits paid	(8)	(6)	(7)
Benefit obligation at end of year	$167	$155	$130

Change in plan assets
Employer contribution	$8	$6	$7
Benefits paid	(8)	(6)	(7)
Fair value of plan assets at end of year	$—	$—	$—

Funded status:
Unamortized prior service cost	$(1)	$(1)	$(1)
Unrecognized net loss	41	37	20
Accrued liabilities	127	119	111
Unfunded accumulated benefit obligation—vested employees	$167	$155	$130

Accumulated benefit obligation—non-vested employees	$23	$32	$33

The Company allocates benefit expenses to certain subsidiaries based upon salaries. The cost of postretirement benefits reflected in the accompanying statements of operations was approximately $8 million, $7 million and $5 million for 2012, 2011 and 2010, respectively.

The net periodic postretirement benefit cost for the years ended December 31, includes the following components (in millions):

	Post-retirement Benefits
	2012	2011	2010
Components of net periodic benefit cost:
Service cost	$10	$7	$5
Interest cost	6	7	6
Amount of recognized gains and losses	1	—	—
Total net periodic benefit cost	$17	$14	$11

The assumptions used at December 31 by the Company to calculate the benefit obligations as of that date and to determine the benefit cost in the year are as follows:

	2012	2011	2010
Weighted-average assumptions used to determine net periodic benefit cost as of December 31,
Weighted-average discount rate	4.50%	5.25%	5.75%
Rate of compensation increase	N/A	N/A	N/A
Weighted-average assumptions used to determine projected benefit obligations as of December 31,
Weighted-average discount rate	4.00%	4.50%	5.25%
Rate of compensation increase	N/A	N/A	N/A

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-85

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

For measurement purposes, a 8.50% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2013. The rate was assumed to decrease gradually to 6.23% for 2045 and remain at that level thereafter.

A measurement date of December 31, 2012 was used to determine the above.

The Company has multiple non-pension postretirement benefit plans. The health care plans are contributory, with participants’ contributions adjusted annually; the life insurance plans are noncontributory. Postretirement life insurance is offered only to those who retired prior to 2011. Company subsidies for the postretirement health care plans are offered to any who qualify for eligibility prior to 2015, after which newly qualifying retirees will pay the full cost of the health care plans. The accounting for health care plans anticipates future cost-sharing changes to the written plan consistent with the Company’s express intent to reflect general health care trend rates in the employee premiums. For postretirement medical, this is consistent with pre-65 trend rate assumptions of 8.5% for 2012 gradually scaling down to 5.76% in 2023. For post-65 medical care, this is consistent with a trend rate assumption of 8.0% in 2012 scaling down to 5% in 2018.

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage-point change in assumed health care cost trend rates would have the following effects (in millions):

	Post-retirement Benefits
	2012	2011	2010
Effect of a 1% increase in benefit costs:
Change in post-retirement benefit obligation	$23	$19	$14
Change in service cost and interest cost	$3	$2	$1
Effect of a 1% decrease in benefit costs:
Change in post-retirement benefit obligation	$(19)	$(16)	$(12)
Change in service cost and interest cost	$(2)	$(2)	$(1)

The Company also maintains a non-qualified deferred compensation plan for non-employee trustees and members of the TIAA Board of Overseers. The plan provides an award equal to 50% of the annual stipend that is invested annually in company-owned annuity contracts. Payout of accumulations is normally made in a lump sum following the trustees’ or member’s separation from the Board.

The Company previously provided an unfunded Supplemental Executive Retirement Plan (“SERP”) to certain select executives and any TIAA associate deemed eligible by the Board of Trustees.

The SERP provided an annual retirement benefit payable at normal retirement calculated as 3.0% of the participant’s 5-year average total compensation based on an average of the highest five of the last ten years multiplied by the number of years of service not in excess of 15 years.

The accumulated benefit obligation totaled $47.6 million and $46.6 million as of December 31, 2012 and 2011, respectively. The Company had accrued pension cost of $41.4 million and $43.4 million and had an additional minimum liability accrued of $6.2 million and $3.2 million as of December 31, 2012 and 2011, respectively. The Company did not have any projected benefit obligation for non-vested employees for 2012 or 2011.

The plan obligations were determined based upon a discount rate of 3.08%. In accordance with SSAP No. 89, only vested obligations are reflected in the funded status.

The obligations of TIAA under the SERP are unfunded, unsecured promises to make future payments. As such, the plan has no assets. Contributions for a given period are equal to the benefit payments for that period. The expected rate of return on plan assets is not applicable.

Future benefits expected to be paid by the SERP are as follows (in millions):

2013	$4
2014	$4
2015	$4
2016	$4
2017	$4
Thereafter	$16

The Company does not have any regulatory contribution requirements for 2012.

IMPACT OF MEDICARE MODERNIZATION ACT ON POSTRETIREMENT BENEFITS

The Company expects to receive a 28% federal subsidy for plan prescription benefits arising from the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the “Act”) signed into law in December of 2003. The Act includes the following two new features to Medicare Part D that could affect the measurement of the accumulated postretirement benefit obligation (“APBO”) and net periodic postretirement cost for the plan.

•	A federal subsidy (based on 28% of an individual beneficiary’s annual prescription drug costs between $250 and $5,000), which is not taxable, to sponsors of retiree health care benefit plans that provide a prescription drug benefit that is at least actuarially equivalent to Medicare Part D, and

•	The opportunity for a retiree to obtain a prescription drug benefit under Medicare.

For the year ended December 31, 2012, the effect of the Act was a $4 million reduction in the Company’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also decreased the 2012 service cost of $3 million and decreased the 2012 interest cost by $1 million.

Estimated Future Benefit Payments

The following benefit payments are expected to be paid and received relating to the Act (in millions):

Gross Cash Flows (Before Medicare Part D Subsidy Receipts)
2013	$8
2014	$8
2015	$8
2016	$9
2017	$9
Thereafter	$54

B-86	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Medicare Part D Subsidy Receipts
2013	$—
2014	$1
2015	$1
2016	$1
2017	$1
Thereafter	$6

Note 18—policy and contract reserves

Policy and contract reserves are determined in accordance with standard valuation methods approved by the Department and are computed in accordance with standard actuarial formulae. The reserves are based on assumptions for interest, mortality and other risks insured and establish a sufficient provision for all benefits guaranteed under policy and contract provisions.

For annuities and supplementary contracts, policy and contract reserves are calculated using Commissioner’s Annuity Reserve Valuation Method (“CARVM”) in accordance with New York State Regulation 151, Actuarial Guideline 43 for variable annuity products and Actuarial Guideline 33 for all other products. For most annuities which do not contain variable guarantees, the reserves are calculated as the present value of guaranteed benefits using the guaranteed interest and mortality table or a more conservative basis and for most accumulating annuities the reserve thus calculated is equal to the account balance. Variable annuity reserves are calculated using Actuarial Guideline 43 which incorporates a deterministic floor plus a stochastic component for products which contain guaranteed benefits.

For retained assets, an accumulation account issued from the proceeds of annuities and life insurance policies, reserves held are equal to the total current account balances of all account holders.

The Tabular Interest, Tabular Less Actual Reserve Released and Tabular Cost have all been determined by formulae as prescribed by the NAIC except for deferred annuities, for which tabular interest has been determined from the basic data.

In aggregate, the reserves established for all annuity and supplementary contracts utilize assumptions for interest at a weighted average rate of approximately 3.0%. Approximately 93% of annuity and supplementary contract reserves are based on the 1983 Table set back at least 9 years or the Annuity 2000 table set back at least 4 years.

Withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds for the years ended December 31, are as follows (in millions):

	2012
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$17,777	$17,777	9.0%
Total with adjustment or at fair value	$—	$—	$17,777	$17,777	9.0%
At book value without adjustment (minimal or no charge or adjustment)	43,152	7	—	43,159	21.9%
Not subject to discretionary withdrawal	135,846	106	—	135,952	69.1%
Total (gross)	$178,998	$113	$17,777	$196,888	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$178,998	$113	$17,777	$196,888

	2011
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
Subject to discretionary withdrawal:
At fair value	$—	$—	$14,615	$14,615	7.7%
Total with adjustment or at fair value	$—	$—	$14,615	$14,615	7.7%
At book value without adjustment (minimal or no charge or adjustment)	40,869	4	—	40,873	21.6%
Not subject to discretionary withdrawal	133,460	63	—	133,523	70.7%
Total (gross)	$174,329	$67	$14,615	$189,011	100.0%

Reinsurance ceded	—	—	—	—
Total (net)	$174,329	$67	$14,615	$189,011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-87

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Annuity reserves and deposit-type contract funds for the years ended December 31 are as follows (in millions):

	2012	2011
General Account Annual Statement:
Total annuities (excluding supplementary contracts with life contingencies)	$175,041	$170,745
Supplementary contracts with life contingencies	3,192	2,890
Deposit-type contract funds	765	694
Subtotal	178,998	174,329

Separate Accounts Annual Statement:
Annuities	17,750	14,569
Supplementary contracts with life contingencies	135	109
Deposit-type contract funds	5	4
Subtotal	17,890	14,682
Total	$196,888	$189,011

For Ordinary and Collective Life Insurance, reserves for all policies are calculated in accordance with New York State Insurance Regulation 147. Reserves for regular life insurance policies are computed by the Net Level Premium method for issues prior to January 1, 1990, and by the Commissioner’s Reserve Valuation Method for issues on and after such date. Annual renewable and five-year renewable term policies issued on or after January 1, 1994 use segmented reserves, where each segment is equal to the term period. The Cost of Living riders issued on and after January 1, 1994 also use segmented reserves, where each segment is equal to one year in length.

Reserves for the vast majority of permanent and term insurance policies use Commissioners’ Standard Ordinary Mortality Tables with rates ranging from 2.25% to 6.00%. Term conversion reserves are based on TIAA term conversion mortality experience and 4.00% interest.

Liabilities for incurred but not reported life insurance claims and disability waiver of premium claims are based on historical experience and set equal to a percentage of paid claims. Reserves for amounts not yet due for incurred but not reported disability waiver of premium claims are a percentage of the total Active Lives Disability Waiver of Premium Reserve.

The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium beyond the date of death. Surrender values of $0.2 million in excess of the legally computed reserves were held as an additional reserve liability at December 31, 2012, and $0.1 million at December 31, 2011. As of December 31, 2012 and December 31, 2011, the Company had $568.6 million and $553.9 million, respectively, of insurance in force for which the gross premiums were less than the net premiums according to the standard of valuation set by the Department. Reserves to cover these insurance amounts totaled $2.8 million and $3.4 million at December 31, 2012 and December 31, 2011, respectively.

Note 19—reinsurance

In 2005 the Company entered into reinsurance agreements with RGA Reinsurance Company. Two of the agreements were recaptured during 2007 and the remaining agreement was recaptured as of January 1, 2011.

At December 31, disclosures related to these assumed coinsurance agreements were (in millions):

	2012	2011	2010
Aggregated assumed premiums	$—	$(204)	$12
Modified coinsurance reserves	$—	$—	$202
(Decrease) Increase in policy and contract reserves	$—	$(17)	$(4)

In 2004, the Company and its subsidiary, TIAA-CREF Life, entered into a series of agreements with Metropolitan Life Insurance Company (“MetLife”) including an administrative agreement for MetLife to service the long-term care business of the Company and TIAA-CREF Life, an indemnity reinsurance agreement where TIAA and TIAA-CREF Life ceded to MetLife 100% of the long-term care liability and an assumption reinsurance agreement. After appropriate filings in each jurisdiction, MetLife offered the Company and TIAA-CREF Life policyholders the option of transferring their policies from TIAA and TIAA-CREF Life to MetLife. At December 31, 2012 and 2011, there were premiums in force of $15 million for both years, respectively.

The Company remains liable for reinsurance ceded if the reinsurer fails to meet its obligation on the business assumed. All reinsurance is placed with unaffiliated reinsurers and there are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel the agreement. Amounts shown in the financial statements are reported net of reinsurance.

The major lines in the accompanying financial statements that were reduced by ceded reinsurance agreements at December 31 are as follows (in millions):

	2012	2011	2010
Insurance and annuity premiums	$14	$14	$16
Policy and contract benefits	$55	$59	$62
Increase in policy and contract reserves	$20	$36	$81
Reserves for life and health insurance	$454	$474	$510

Note 20—repurchase program

During 2011, the Company commenced a repurchase program to sell and repurchase securities for the purposes of providing additional liquidity. The Company’s policy requires a minimum of 95% of the fair value of securities transferred under repurchase agreements to be maintained as collateral.

B-88	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

As of December 31, 2012, the Company had repurchase agreements where the securities pledged and scheduled for repurchase had a carrying value and fair value of $440 million and $494 million, respectively. The securities pledged as collateral have a maturity of 8 years and an interest rate of 3.13%. The pledged securities are included in Bonds and the offsetting collateral liability is included in Other Liabilities in the accompanying Statutory—Basis Statements of Admitted Assets, Liabilities and Capital and Contingency Reserves.

The Company received cash collateral of $500 million, which is in excess of the $494 million fair value of the securities lent. The cash collateral was not reinvested in other securities as of December 31, 2012.

The Company’s source of cash that it uses to return the cash collateral is dependent upon the liquidity of the current market conditions. The repurchase agreements outstanding at December 31, 2012 matured and were fully settled during January 2013.

Note 21—capital and contingency reserves and shareholders’ dividends restrictions

The portion of contingency reserves represented or reduced by each item below for the years ended December 31 are as follows (in millions):

	2012	2011
Net unrealized capital gains	$490	$390
Asset valuation reserve	$(599)	$(802)
Net deferred federal income tax	$(1,119)	$(1,129)
Change in non-admitted assets	$1,305	$1,046
Net change in separate account surplus	$64	$134
Prior year surplus	$(5)	$—
Change in Accounting Principle	$—	$(23)

Capital: The Company has 2,500 shares of Class A common stock authorized, issued and outstanding. All of the outstanding common stock of the Company is held by the TIAA Board of Overseers, a not-for-profit corporation created for the purpose of holding the common stock of the Company. By charter, the Company operates without profit to its sole shareholder.

Surplus Notes: On December 16, 2009, the Company issued Surplus Notes (“Notes”) in an aggregate principal amount of $2 billion. The Notes bear interest at an annual rate of 6.850%, and have a maturity date of December 16, 2039. Proceeds from the issuance of the Notes were $1,997 million, net of issuance discount. The Notes were issued in a transaction pursuant to Rule 144A under the Securities Act of 1933, as amended, and the Notes are evidenced by one or more global notes deposited with a custodian for, and registered in the name of a nominee of, The Depository Trust Company. Interest on these Notes is scheduled to be paid semiannually on June 16 and December 16 of each year through the maturity date. During 2012, interest of $137 million was paid and since issuance $411 million has been paid.

No subsidiary or affiliate of the Company is an obligor or guarantor of the Notes, which are solely obligations of the Company.

The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. Under New York Insurance Law, the Notes are not part of the legal liabilities of the Company. The Notes are not scheduled to repay any principal prior to maturity. Each payment of interest and principal may be made only with the prior approval of the Superintendent and only out of the Company’s surplus funds, which the Superintendent of the Department determines to be available for such payments under New York Insurance Law. In addition, provided that approval is granted by the Superintendent of the Department, the Notes may be redeemed at the option of the Company at any time at the “make-whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed, or the sum of the present values of the remaining scheduled interest and principal payments, excluding accrued interest as of the redemption date, discounted to the redemption date on a semi-annual basis at the adjusted Treasury rate plus 40 basis points, plus in each case, accrued and unpaid interest payments on the Notes to be redeemed to the redemption date.

At December 31, 2012 and 2011, no affiliates of the Company held any portion of the Notes.

Dividend Restrictions: Under the New York Insurance Law, the Company is permitted without prior insurance regulatory clearance to pay a stockholder dividend as long as the aggregated amount of all such dividends in any calendar year does not exceed the lesser of (i) 10% of its surplus to policyholders as of the immediately preceding calendar year and (ii) its net gain from operations for the immediately preceding calendar year (excluding realized investment gains). TIAA has not paid dividends to its shareholder and has no plans to do so in the current year.

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-89

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

Note 22—contingencies and guarantees

SUBSIDIARY AND AFFILIATE GUARANTEES:

At December 31, 2012, the Company was obligor under the following guarantees, indemnities and support obligations (in millions):

Nature and circumstances of guarantee and key attributes, including date and duration of agreement.	Liability recognition of guarantee. (Include amount recognized at inception. If no initial recognition, document exception allowed under SSAP No. 5R.)	Ultimate financial statement impact if action under the guarantee is required.	Maximum potential amount of future payments (undiscounted) the guarantor could be required to make under the guarantee. If unable to develop an estimate, this should be specifically noted.	Current status of payment or performance risk of guarantee. Also provide additional discussion as warranted.
The Company has guaranteed outstanding notes issued by subsidiary TIAA Global Markets, Inc.	$127	Investment in Subsidiary, Controlled, or Affiliated	$511	TIAA Global Markets, Inc. is current on all payments of principal and interest on notes.
Commitment to maintain TIAA-CREF Trust Company as a “Well Capitalized” institution for Prompt Corrective Action purposes.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	Currently the capital of TIAA-CREF Trust Company is adequate.
Financial support agreement with TIAA-CREF Life Insurance Company to have (i) capital and surplus of $250.0 million; (ii) the amount of capital and surplus necessary to maintain TIAA-CREF Life’s capital and surplus at a level not less than 150% of the NAIC RBC model; or (iii) such other amounts as necessary to maintain TIAA-CREF Life’s financial strength rating the same or better than the Company’s rating at all times.	Guarantee made to/or on behalf of a wholly-owned subsidiary and as such are excluded from recognition.	Investment in Subsidiary, Controlled, or Affiliated	Since this obligation is not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future.	At December 31, 2012, the
capital and surplus of
TIAA-CREF Life Insurance
Company was in excess of
the minimum capital and
surplus amount referenced,
and its total adjusted
capital was in excess of the
referenced RBC-based
amount calculated at
				December 31, 2012.

B-90	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

A. Aggregate Maximum Potential of Future Payments of All Guarantees (undiscounted) the guarantor could be required to make under guarantees. (Should equal total of Column 4 for (2) above.)	$511
B. Current Liability Recognized in F/S:
1. Non-contingent Liabilities	$—
2. Contingent Liabilities	$127
c. Ultimate Financial Statement Impact if action under the guarantee is required.
1. Investments in Subsidiary, Controlled or Affiliated	$511
2. Joint Venture	—
3. Dividends to Stockholders (capital contribution)	—
4. Expense	—
5. Other	—
6. Total	$511

The Company has agreed that it will cause TIAA-CREF Life to be sufficiently funded at all times in order to meet all its contractual obligations on a timely basis including, but not limited to, obligations to pay policy benefits and to provide policyholder services. This agreement is not an evidence of indebtedness or an obligation or liability of the Company and does not provide any creditor of TIAA-CREF Life with recourse to or against any of the assets of the Company.

The Company provides a $100.0 million unsecured 364-day revolving line of credit arrangement with TIAA-CREF Life. This line has an expiration date of July 16, 2013. As of December 31, 2012, $30.0 million of this facility was maintained on a committed basis for which TIAA-CREF Life paid a commitment fee of 10.0 basis points on the unused committed amount. During the period ending December 31, 2012, 46 draw-downs totaling $150.5 million were made under this line of credit arrangement of which none were outstanding as of December 31, 2012.

TIAA Global Markets, Inc. (“TGM”), a wholly-owned subsidiary, was formed for the purpose of issuing notes and other debt instruments and investing the proceeds in compliance with the investment guidelines approved by the Board of Directors of TGM. TGM is authorized to issue up to $5.0 billion in debt and TIAA’s Board of Trustees authorized the Company to guarantee up to $5.0 billion of TGM’s debt. As of December 31, 2012, TGM had $500.0 million of outstanding debt and accrued interest of $11.4 million.

The Company maintains a $1.0 billion uncommitted and unsecured 364-day revolving line of credit arrangement with TIAA Global Markets, Inc. (“TGM”). This line has an expiration date of July 8, 2013. During 2012, 1 draw-down totaling $600.0 million was made under this line of credit arrangement of which $518.0 million was left outstanding at the end of 2012. As of December 31, 2012, outstanding principal amount plus accrued interest was $519.5 million.

The Company also provides a $1.0 billion uncommitted line of credit to certain accounts of College Retirement Equities Funds (“CREF”) and certain TIAA-CREF Funds (“Funds”). Loans under this revolving credit facility are for a maximum of 60 days and are made solely at the discretion of the Company to fund shareholder redemption requests or other temporary or emergency needs of CREF and the Funds. It is the intent of the Company, CREF and the Funds to use this facility as a supplemental liquidity facility, which would only be used after CREF and the

Funds have exhausted the availability of the current $1.5 billion committed credit facility maintained with a group of banks.

Separate Account Guarantees: The Company provides mortality and expense guarantees to VA-1, for which it is compensated. The Company guarantees that, at death, the total death benefit payable from the fixed and variable accounts will be at least a return of total premiums paid less any previous withdrawals. The Company also guarantees that expense charges to VA-1 participants will never rise above the maximum amount stipulated in the contract.

The Company provides mortality, expense and liquidity guarantees to REA and is compensated for these guarantees. The Company guarantees that once REA participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to REA participants will never rise above the maximum amount stipulated in the contract. The Company provides REA with a liquidity guarantee to ensure it has funds available to meet participant transfer or cash withdrawal requests. If REA cannot fund participant requests, TIAA’s general account will fund them by purchasing accumulation units. Under this agreement, TIAA guarantees that participants will be able to redeem their accumulation units at their accumulation unit value next determined after the transfer or withdrawal request is received in good order.

Under the Liquidity Guarantee agreement with the REA, on December 24, 2008, the TIAA general account purchased $155.6 million of accumulation units (measured based on the cost of such units) issued by REA. In 2009, the TIAA general account further purchased $1,058.7 million of accumulation units. The Company made no additional purchases in 2012 and 2011. During 2012, the Company redeemed $940 million of accumulation units. The remaining $321 million of accumulation units have been redeemed in the first quarter of 2013.

Accumulation units owned by TIAA are included as separate account assets and valued in the same manner as units owned by individual REA participants on a fair value basis and will fluctuate in value.

The Company provides mortality and expense guarantees to VA-3 and is compensated for these guarantees. The Company guarantees that once VA-3 participants begin receiving lifetime annuity income benefits, monthly payments will never be reduced as a result of adverse mortality experience. The Company also guarantees that expense charges to VA-3 participants will never rise above the maximum amount stipulated in the contract.

Leases: The Company occupies leased office space in many locations under various long-term leases. At December 31, 2012, the future minimum lease payments are estimated as follows (in millions):

Year	2013	2014	2015	2016	2017	Thereafter	Total
Amount	$36	$34	$34	$29	$22	$29	$184

Leased space expense is allocated among the Company and affiliated entities. Rental expense charged to the Company for the years ended December 31, 2012, 2011 and 2010 was

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-91

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

approximately $37 million, $34 million and $32 million, respectively.

OTHER CONTINGENCIES:

In the ordinary conduct of certain of its investment activities, the Company provides standard indemnities covering a variety of potential exposures. For instance, the Company provides indemnifications in connection with site access agreements relating to due diligence review for real estate acquisitions, and the Company provides indemnification to underwriters in connection with the issuance of securities by or on behalf of the Company or its subsidiaries. It is the Company management’s opinion that the fair value of such indemnifications are negligible and do not materially affect the Company’s financial position, results of operations or liquidity.

Other contingent liabilities arising from litigation and other matters over and above amounts already provided for in the financial statements or disclosed elsewhere in these notes are not considered material in relation to the Company’s financial position or the results of its operations.

The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general and other state governmental authorities; Federal regulators, including the SEC; Federal governmental authorities; and the Financial Industry Regulatory Authority (“FINRA”) seeking a broad range of information. The Company cooperates in these inquiries.

Death Claim Notification and Unclaimed Property Practices. Throughout the U.S. insurance industry, there are multiple state actions addressing insurer practices regarding death claim notification and escheatment of unclaimed property. Currently, regarding these issues as they pertain to life insurance, annuities and retained asset accounts, the Com-

pany is: (1) responding to subpoenas from the New York Attorney General; (2) subject to a multi-state market conduct exam by at least 23 state insurance departments, with the Illinois Department of Insurance as the lead examiner; and (3) subject to a multi-state unclaimed property audit by at least 23 state treasurers, with Verus Financial, LLC as the appointed auditor. These actions are expected to last through most of 2013.

Note 23—borrowed money

Effective March 2009, the Company was authorized to execute investment transactions under the Term Asset-Backed Securities Loan Facility (“TALF”) program. Under the TALF program, the Federal Reserve Bank of New York (“FRBNY”) would lend up to $200 billion on a non-recourse basis to holders of certain AAA-rated Asset Backed Securities (“ABS”) backed by newly and recently originated consumer and small business loans. The FRBNY lent an amount equal to the market value of the ABS less a haircut and were secured at all times by the ABS. Loan proceeds were disbursed to the borrower, contingent on receipt by the FRBNY custodian bank of the eligible collateral.

As of December 31, 2012, the Company’s eligible ABS under the TALF program totaled $58 million. These eligible ABS have been pledged as collateral to support a $51 million loan outstanding payable to the FRBNY. The Company expects to fully settle this loan with the FRBNY during 2014.

Note 24—subsequent events

In preparing these financial statements, the Company has evaluated events and transactions for potential recognition or disclosure through April 8, 2013, the date the financial statements were available to be issued. No such items were identified by the Company.

B-92	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

Note 25—securities with a recognized other-than-temporary impairments

The following table represents loan-backed and structured securities with a recognized other-than-temporary impairment and currently held at December 31, 2012 where the present value of cash flows expected to be collected is less than the amortized cost (in whole dollars).

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
743947AE3	$12,292	$10,181		$(2,111)	$10,181	$10,520	12/31/2012
12669DN79	2,134,721	2,079,708		(55,013)	2,079,708	1,689,664	12/31/2012
76110HNP0	5,422,778	4,703,779		(718,999)	4,703,779	4,977,171	12/31/2012
76110HSG5	4,564,106	4,545,401		(18,704)	4,545,401	3,771,711	12/31/2012
12667FMJ1	13,948,629	13,848,062		(100,567)	13,848,062	9,415,902	12/31/2012
76110HWX3	15,762,328	15,729,153		(33,175)	15,729,153	15,777,345	12/31/2012
76110HVH9	7,564,015	7,558,610		(5,405)	7,558,610	7,390,773	12/31/2012
76110HWV7	13,000,000	12,947,349		(52,651)	12,947,349	12,582,245	12/31/2012
12667FZH1	51,252,076	51,185,070		(67,006)	51,185,070	48,794,852	12/31/2012
12667FYZ2	3,833,544	2,754,412		(1,079,132)	2,754,412	2,089,524	12/31/2012
12667F2J3	44,413,186	44,354,472		(58,714)	44,354,472	45,431,927	12/31/2012
05949AA75	941	—	*	(941)	—	—	12/31/2012
12667F7D1	20,604,095	20,223,008		(381,087)	20,223,008	20,694,569	12/31/2012
12667F5J0	17,257,953	17,245,267		(12,685)	17,245,267	17,714,912	12/31/2012
05949AM31	2,273	—	*	(2,273)	—	—	12/31/2012
12667F4N2	8,177,148	8,158,508		(18,640)	8,158,508	8,076,604	12/31/2012
12667GBA0	12,733,360	12,730,443		(2,917)	12,730,443	12,693,535	12/31/2012
12667GBA0	21,241,030	21,238,068		(2,962)	21,238,068	21,155,889	12/31/2012
12667GLE1	25,502,511	25,494,015		(8,496)	25,494,015	25,501,070	12/31/2012
12667GFB4	21,387,603	21,312,642		(74,961)	21,312,642	21,152,980	12/31/2012
12667GFB4	36,084,335	35,954,535		(129,801)	35,954,535	35,722,389	12/31/2012
12667GFT5	18,019,544	17,967,066		(52,478)	17,967,066	17,411,943	12/31/2012
12667GKE2	12,319,133	12,228,592		(90,541)	12,228,592	11,732,289	12/31/2012
12667GW74	17,197,784	17,116,368		(81,415)	17,116,368	17,207,247	12/31/2012
16162WNB1	16,063,625	15,997,434		(66,191)	15,997,434	16,615,012	12/31/2012
32051GP41	18,961,347	18,869,968		(91,380)	18,869,968	19,516,860	12/31/2012
36185MCL4	16,361,815	16,287,139		(74,677)	16,287,139	17,199,290	12/31/2012
45660LPD5	13,002,077	12,876,405		(125,672)	12,876,405	13,762,269	12/31/2012
32051G2J3	22,787,995	22,701,845		(86,150)	22,701,845	23,803,214	12/31/2012
761118PQ5	9,352,863	9,227,109		(125,753)	9,227,109	9,405,333	12/31/2012
94983SAV4	35,025,270	34,910,605		(114,665)	34,910,605	37,627,840	12/31/2012
46628YBK5	26,036,952	25,496,077		(540,875)	25,496,077	26,098,686	12/31/2012
94980SBJ3	18,710,250	18,680,668		(29,583)	18,680,668	19,942,220	12/31/2012
16163BAP9	26,448,642	26,434,293		(14,349)	26,434,293	28,096,744	12/31/2012
74957XAF2	29,231,293	29,047,907		(183,386)	29,047,907	29,954,055	12/31/2012
05950RAK5	26,012,709	26,010,415		(2,294)	26,010,415	26,702,848	12/31/2012
74958AAD6	13,562,315	13,561,271		(1,044)	13,561,271	13,521,848	12/31/2012
126694JS8	26,909,900	26,629,665		(280,235)	26,629,665	27,868,798	12/31/2012
170255AS2	12,597,571	12,538,204		(59,367)	12,538,204	12,552,376	12/31/2012
3622MPBE7	46,038,223	45,986,058		(52,165)	45,986,058	46,177,498	12/31/2012
52521RAS0	1,023,943	1,015,918		(8,025)	1,015,918	1,066,677	12/31/2012
12545CAU4	27,731,207	27,698,742		(32,465)	27,698,742	27,382,044	12/31/2012
17025TAV3	22,924,331	22,403,245		(521,085)	22,403,245	21,609,745	12/31/2012
74958AAD6	10,074,441	10,073,965		(475)	10,073,965	10,076,966	12/31/2012
12543XAD8	21,432,424	20,548,938		(883,487)	20,548,938	19,855,126	12/31/2012
12668AMH5	18,323,922	18,303,642		(20,280)	18,303,642	19,258,390	12/31/2012
126694RG5	10,464,244	9,560,577		(903,667)	9,560,577	10,077,874	12/31/2012
12669E4V5	8,031,392	7,241,681		(789,711)	7,241,681	6,096,282	12/31/2012
12669EL95	5,478,682	4,368,331		(1,110,352)	4,368,331	5,151,642	12/31/2012
31393YY41	16,257,654	14,541,582		(1,716,072)	14,541,582	9,047,635	12/31/2012

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-93

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,500,430	$11,492,959		$(7,471)	$11,492,959	$11,770,188	12/31/2012
12667GUG6	3,891,432	3,865,384		(26,048)	3,865,384	3,671,861	12/31/2012
05949TBF5	11,680,290	11,678,962		(1,328)	11,678,962	12,328,010	12/31/2012
12667FZM0	63,544	62,339		(1,205)	62,339	62,307	12/31/2012
03762AAG4	227,898	—	*	(227,898)	—	—	12/31/2012
03762CAE5	6,121,929	5,876,150		(245,779)	5,876,150	5,884,000	12/31/2012
05947U4P0	2,949,042	2,741,548		(207,494)	2,741,548	1,995,382	12/31/2012
05947UJV1	30,335	—	*	(30,335)	—	29,963	12/31/2012
059497AB3	7,752,053	6,933,890		(818,163)	6,933,890	3,776,352	12/31/2012
059500AG3	19,011,878	16,854,145		(2,157,733)	16,854,145	14,973,820	12/31/2012
05950WAN8	7,009,441	6,050,376		(959,065)	6,050,376	3,185,000	12/31/2012
05950WAP3	10,855,104	3,623,644		(7,231,460)	3,623,644	5,095,049	12/31/2012
07388YAW2	5,090,949	4,088,648		(1,002,301)	4,088,648	1,849,801	12/31/2012
07388YAY8	1,516,071	—	*	(1,516,071)	—	971,040	12/31/2012
20047QAM7	1,729,140	—	*	(1,729,140)	—	3,600,000	12/31/2012
20047QAN5	419,717	—	*	(419,717)	—	1,826,240	12/31/2012
20173QAH4	9,730,025	9,585,785		(144,240)	9,585,785	7,195,891	12/31/2012
20173QAH4	17,757,349	17,475,152		(282,197)	17,475,152	14,391,782	12/31/2012
22545DAH0	23,384,443	20,771,969		(2,612,474)	20,771,969	16,849,524	12/31/2012
22545DAJ6	8,867,304	1,590,040		(7,277,264)	1,590,040	5,575,138	12/31/2012
22545XAG8	2,823	—	*	(2,823)	—	50,483	12/31/2012
36159XAJ9	15,440,812	14,903,202		(537,609)	14,903,202	11,366,654	12/31/2012
36170UCQ2	35,672,163	32,619,590		(3,052,573)	32,619,590	18,250,000	12/31/2012
361849R53	6,075,708	5,372,014		(703,695)	5,372,014	2,377,467	12/31/2012
361849R61	2,352,237	218,575		(2,133,662)	218,575	3,294,488	12/31/2012
361849R79	30,956	—	*	(30,956)	—	1,421,647	12/31/2012
36228CXE8	9,984,962	6,046,672		(3,938,290)	6,046,672	2,328,359	12/31/2012
36228CYQ0	14,820,273	14,421,911		(398,362)	14,421,911	9,614,233	12/31/2012
396789KB4	9,468,217	8,525,091		(943,126)	8,525,091	4,777,602	12/31/2012
46625MKS7	831,176	435,220		(395,956)	435,220	12,160	12/31/2012
46625YNV1	18,573,254	16,975,608		(1,597,647)	16,975,608	6,636,547	12/31/2012
46625YQZ9	10,007,895	6,597,804		(3,410,091)	6,597,804	3,009,600	12/31/2012
46625YRB1	350,465	126,707		(223,757)	126,707	829,117	12/31/2012
46629YAQ2	30,773	10,676		(20,097)	10,676	604,920	12/31/2012
46630JAQ2	16,157,016	11,506,203		(4,650,813)	11,506,203	9,711,000	12/31/2012
46630JAS8	125,788	21,243		(104,545)	21,243	4,304,498	12/31/2012
46630VAL6	9,491,125	9,334,278		(156,847)	9,334,278	6,995,149	12/31/2012
46630VAP7	249,855	206,924		(42,930)	206,924	837,516	12/31/2012
46631BAK1	15,296,988	14,202,892		(1,094,096)	14,202,892	10,770,042	12/31/2012
46631BAK1	189,687	176,109		(13,578)	176,109	134,626	12/31/2012
46631BAK1	6,479,538	6,008,361		(471,177)	6,008,361	5,581,574	12/31/2012
50180JAG0	26,713,885	20,747,934		(5,965,951)	20,747,934	24,629,224	12/31/2012
55445RAP2	1,444,951	1,444,490		(461)	1,444,490	519,715	12/31/2012
59022HJS2	16,598,865	15,844,814		(754,051)	15,844,814	7,750,253	12/31/2012
59023BAK0	15,594,563	14,870,379		(724,184)	14,870,379	7,848,042	12/31/2012
59023BAM6	456,159	22,892		(433,266)	22,892	1,200,000	12/31/2012
59023BAN4	236,492	—	*	(236,492)	—	700,000	12/31/2012
60687UAM9	496,437	85,464		(410,973)	85,464	1,756,533	12/31/2012
617451CA5	5,239,631	550,331		(4,689,300)	550,331	2,824,626	12/31/2012
87246AAP3	13,693,565	6,311,284		(7,382,282)	6,311,284	7,349,800	12/31/2012
92978QAJ6	35,753	33,483		(2,270)	33,483	88,239	12/31/2012
760985YX3	5,766,943	5,223,161		(543,782)	5,223,161	972,301	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	330,564	330,360		(205)	330,360	324,870	12/31/2012
21075WBA2	578,488	578,130		(358)	578,130	568,523	12/31/2012

B-94	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668ASR7	$6,070,997	$6,069,630		$(1,367)	$6,069,630	$5,558,397	12/31/2012
75971EAF3	178,733	173,710		(5,022)	173,710	138,312	12/31/2012
75971EAF3	154,524	145,934		(8,589)	145,934	138,312	12/31/2012
05947US74	7,533,142	—	²	(3,642,339)	3,890,803	3,890,803	12/31/2012
07387BEK5	2,903,090	—	²	(439,254)	2,463,835	2,463,835	12/31/2012
07387BEN9	639,703	—	²	(39,654)	600,049	600,049	12/31/2012
07387BEP4	447,976	—	²	(165,005)	282,971	282,971	12/31/2012
226081AC1	4,082,719	—	²	(200,320)	3,882,398	3,882,398	12/31/2012
36828QSJ6	2,004,687	—	²	(343,137)	1,661,550	1,661,550	12/31/2012
46628FAU5	1,384,392	—	²	(634,392)	750,000	750,000	12/31/2012
52521TBJ5	3,980,813	—	²	(245,698)	3,735,114	3,735,114	12/31/2012
59023BAL8	1,843,085	—	²	(310,538)	1,532,547	1,532,547	12/31/2012
59025KAJ1	1,613,244	—	²	(859,494)	753,750	753,750	12/31/2012
92976BFZ0	1,232,012	—	²	(178,712)	1,053,300	1,053,300	12/31/2012
92976VAP3	9,585,403	—	²	(2,387,759)	7,197,643	7,197,643	12/31/2012
92976VAT5	5,983,169	—	²	(3,138,249)	2,844,920	2,844,920	12/31/2012
92977QAM0	2,091,944	—	²	(168,444)	1,923,500	1,923,500	12/31/2012
92977RAJ5	3,384,893	—	²	(225,851)	3,159,042	3,159,042	12/31/2012
92977RAK2	2,930,998	—	²	(393,144)	2,537,854	2,537,854	12/31/2012
52108RCB6	7,273,530	—	²	(993,267)	6,280,263	6,280,263	9/30/2012
52108RCD2	7,036,200	—	²	(778,673)	6,257,527	6,257,527	9/30/2012
52108RCF7	8,505,990	—	²	(598,352)	7,907,638	7,907,638	9/30/2012
07387BEK5	3,673,120	—	²	(770,030)	2,903,090	2,903,090	9/30/2012
362332AB4	22,910	—	²	(8)	22,902	22,902	9/30/2012
59025KAK8	3,892,690	—	²	(2,092,690)	1,800,000	1,800,000	9/30/2012
05947US74	13,833,368	—	²	(6,300,225)	7,533,142	7,533,142	9/30/2012
226081AB3	15,000,000	—	²	(3,750,000)	11,250,000	11,250,000	9/30/2012
226081AC1	13,471,331	—	²	(9,655,706)	3,815,625	3,815,625	9/30/2012
92976VAP3	14,617,299	—	²	(5,031,897)	9,585,403	9,585,403	9/30/2012
92976VAT5	9,438,823	—	²	(3,455,259)	5,983,564	5,983,564	9/30/2012
92977RAJ5	6,000,000	—	²	(2,615,107)	3,384,893	3,384,893	9/30/2012
92977RAK2	2,962,587	—	²	(15,634)	2,946,953	2,946,953	9/30/2012
52521TBJ5	4,212,500	—	²	(231,688)	3,980,813	3,980,813	9/30/2012
92976BHK1	5,000,000	—	²	(250,000)	4,750,000	4,750,000	9/30/2012
92978QAH0	12,770,554	—	²	(91,843)	12,678,711	12,678,711	9/30/2012
760985YY1	181,183	101,514		(79,669)	101,514	59,520	9/30/2012
36228CDP5	186,727	50,087		(136,640)	50,087	274,674	9/30/2012
74438WAM8	2,024,377	1,128,540		(895,837)	1,128,540	499,495	9/30/2012
74438WAN6	258,840	—	*	(258,840)	—	136,186	9/30/2012
46625MKS7	1,383,112	945,433		(437,679)	945,433	1,022,136	9/30/2012
22608SAD0	3,496,670	2,889,829		(606,841)	2,889,829	1,793,055	9/30/2012
36228CTS2	4,980,349	3,430,037		(1,550,312)	3,430,037	3,427,190	9/30/2012
46625YBP7	3,000,000	628,747		(2,371,253)	628,747	1,881,730	9/30/2012
03927PAF5	3,032,033	2,246,244		(785,789)	2,246,244	287,500	9/30/2012
05947UVY1	1,571,823	39,034		(1,532,789)	39,034	238,998	9/30/2012
05947UVZ8	66,087	—	*	(66,087)	—	112,082	9/30/2012
61745MX57	107,551	—	*	(107,551)	—	900,000	9/30/2012
396789KB4	10,005,101	9,468,217		(536,884)	9,468,217	3,612,568	9/30/2012
36828QLB0	4,963,498	3,486,452		(1,477,046)	3,486,452	2,686,850	9/30/2012
225458DT2	2,912,471	2,450,756		(461,715)	2,450,756	1,010,946	9/30/2012
05947UE38	7,034,752	2,712,720		(4,322,032)	2,712,720	3,971,018	9/30/2012
46625YRB1	843,417	428,226		(415,191)	428,226	850,172	9/30/2012
617451CA5	5,400,204	5,259,032		(141,171)	5,259,032	4,201,139	9/30/2012
92976BBU5	12,453,625	10,172,078		(2,281,548)	10,172,078	8,361,740	9/30/2012
36228CYQ0	16,065,836	15,584,903		(480,932)	15,584,903	10,121,393	9/30/2012

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-95

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
60687UAL1	$13,921,385	$11,975,176		$(1,946,209)	$11,975,176	$7,827,095	9/30/2012
36298JAA1	13,518,623	12,387,384		(1,131,238)	12,387,384	6,794,469	9/30/2012
36298JAC7	638,504	552,610		(85,894)	552,610	750,000	9/30/2012
059500AG3	21,252,478	19,096,945		(2,155,533)	19,096,945	14,201,475	9/30/2012
05950WAP3	11,102,176	10,946,184		(155,992)	10,946,184	6,280,871	9/30/2012
46630AAC2	32,356	—	*	(32,356)	—	245,000	9/30/2012
46629PAU2	55,668	—	*	(55,668)	—	671,722	9/30/2012
03762AAD1	2,070,311	691,485		(1,378,826)	691,485	792,000	9/30/2012
03762AAG4	705,549	227,898		(477,651)	227,898	782,100	9/30/2012
03762AAB5	10,000,000	8,495,870		(1,504,130)	8,495,870	3,661,000	9/30/2012
059497AC1	6,751,050	1,401,262		(5,349,788)	1,401,262	3,330,375	9/30/2012
059497AB3	10,014,746	7,773,948		(2,240,798)	7,773,948	4,217,178	9/30/2012
46629YAM1	1,591,997	1,464,468		(127,529)	1,464,468	6,100,464	9/30/2012
46630JAQ2	28,701,207	16,352,163		(12,349,044)	16,352,163	11,846,670	9/30/2012
46630JAS8	1,358,223	263,088		(1,095,135)	263,088	3,833,752	9/30/2012
46630JAU3	796,860	—	*	(796,860)	—	3,426,728	9/30/2012
03762CAE5	7,899,640	6,302,526		(1,597,114)	6,302,526	4,174,000	9/30/2012
50180JAG0	27,846,206	26,702,291		(1,143,915)	26,702,291	23,479,292	9/30/2012
36159XAJ9	16,578,143	15,303,623		(1,274,520)	15,303,623	10,747,086	9/30/2012
46630VAP7	364,698	273,752		(90,946)	273,752	917,117	9/30/2012
46630VAL6	9,680,971	9,492,295		(188,676)	9,492,295	7,140,655	9/30/2012
46631BAK1	19,828,259	15,354,756		(4,473,503)	15,354,756	10,210,292	9/30/2012
46631BAK1	246,192	190,355		(55,837)	190,355	127,629	9/30/2012
073945AN7	3,349,603	3,340,825		(8,778)	3,340,825	2,143,249	9/30/2012
07401DAM3	543,917	512,077		(31,840)	512,077	1,332,471	9/30/2012
07401DAL5	3,205,946	1,369,715		(1,836,230)	1,369,715	2,279,573	9/30/2012
20173QAH4	18,126,485	17,709,384		(417,101)	17,709,384	13,404,050	9/30/2012
36298JAA1	4,953,946	4,432,530		(521,416)	4,432,530	3,397,235	9/30/2012
46631BAK1	8,687,523	6,465,290		(2,222,233)	6,465,290	5,291,484	9/30/2012
22545XAG8	7,233	3,197		(4,036)	3,197	50,661	9/30/2012
92978QAJ6	35,788	34,726		(1,062)	34,726	60,350	9/30/2012
76110HNP0	5,711,479	5,597,608		(113,871)	5,597,608	5,088,171	9/30/2012
76110HNQ8	939,744	784,603		(155,141)	784,603	1,624,425	9/30/2012
76110HSG5	4,784,648	4,704,671		(79,977)	4,704,671	3,965,517	9/30/2012
05949AA75	3,756	1,775		(1,982)	1,775	18	9/30/2012
12667F7D1	21,368,878	21,299,548		(69,330)	21,299,548	21,382,779	9/30/2012
05949AM31	10,620	5,176		(5,444)	5,176	16	9/30/2012
12667GLE1	26,270,946	26,269,408		(1,538)	26,269,408	26,109,807	9/30/2012
76110HX87	20,018,524	19,892,624		(125,900)	19,892,624	18,027,090	9/30/2012
36185MCL4	17,224,540	16,897,255		(327,284)	16,897,255	17,561,933	9/30/2012
45660LPD5	13,145,993	13,006,371		(139,622)	13,006,371	12,226,110	9/30/2012
46628YBK5	27,191,791	27,156,857		(34,934)	27,156,857	27,044,981	9/30/2012
12670AAF8	43,552,511	43,399,026		(153,484)	43,399,026	46,962,161	9/30/2012
74957XAF2	31,083,799	30,828,996		(254,803)	30,828,996	31,789,302	9/30/2012
32052RAM2	14,588,455	14,544,599		(43,856)	14,544,599	15,139,019	9/30/2012
126694JS8	27,122,828	26,913,623		(209,205)	26,913,623	25,906,883	9/30/2012
94985RAP7	52,087,124	51,334,880		(752,244)	51,334,880	53,016,835	9/30/2012
12544LAK7	25,041,260	24,756,837		(284,423)	24,756,837	25,722,450	9/30/2012
94986AAC2	64,950,599	64,501,927		(448,673)	64,501,927	67,306,573	9/30/2012
17025TAV3	24,331,902	24,110,703		(221,199)	24,110,703	23,052,343	9/30/2012
12543XAD8	22,898,163	22,709,910		(188,253)	22,709,910	20,787,558	9/30/2012
94986AAC2	17,361,890	17,241,741		(120,149)	17,241,741	17,948,419	9/30/2012
94986AAC2	17,479,707	17,358,241		(121,466)	17,358,241	17,948,420	9/30/2012
36185MEG3	13,162,042	13,074,938		(87,104)	13,074,938	13,572,045	9/30/2012
126694HK7	14,755,000	14,751,299		(3,701)	14,751,299	14,800,111	9/30/2012

B-96	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12668AAG0	$11,890,062	$11,875,532		$(14,530)	$11,875,532	$12,234,209	9/30/2012
94985WAP6	17,801,544	17,775,401		(26,143)	17,775,401	19,113,338	9/30/2012
02660TFM0	8,764,781	8,490,531		(274,250)	8,490,531	7,815,110	6/30/2012
03762AAD1	3,000,000	2,070,658		(929,342)	2,070,658	627,300	6/30/2012
03762AAG4	732,293	713,685		(18,608)	713,685	615,300	6/30/2012
03762CAE5	13,386,226	8,066,318		(5,319,908)	8,066,318	4,070,000	6/30/2012
05947UJT6	333,793	161,142		(172,651)	161,142	203,465	6/30/2012
05947UVY1	1,599,128	1,566,502		(32,626)	1,566,502	226,063	6/30/2012
05947UVZ8	269,262	66,087		(203,175)	66,087	98,240	6/30/2012
059497AC1	6,882,997	6,790,028		(92,969)	6,790,028	3,195,858	6/30/2012
05949AM31	69,991	11,759		(58,232)	11,759	14,102	6/30/2012
05949TBF5	13,416,592	13,381,246		(35,346)	13,381,246	13,169,015	6/30/2012
059500AG3	21,758,948	21,308,270		(450,678)	21,308,270	14,328,513	6/30/2012
07387BEP4	624,641	—²		(176,666)	447,975	447,975	6/30/2012
07388VAK4	6,268,615	5,189,700		(1,078,915)	5,189,700	3,535,050	6/30/2012
07388YAY8	3,071,222	1,647,280		(1,423,942)	1,647,280	1,037,102	6/30/2012
12543UAD4	39,574,526	39,271,273		(303,253)	39,271,273	36,661,882	6/30/2012
12543UAE2	13,538,330	13,435,251		(103,079)	13,435,251	12,259,932	6/30/2012
12543XAD8	23,507,632	23,453,737		(53,895)	23,453,737	36,034,925	6/30/2012
12544LAK7	26,536,539	26,356,049		(180,490)	26,356,049	25,546,974	6/30/2012
12545CAU4	31,822,762	31,653,395		(169,367)	31,653,395	27,601,525	6/30/2012
12667F5J0	18,034,912	18,016,016		(18,896)	18,016,016	16,552,489	6/30/2012
12667F7D1	22,124,421	21,891,922		(232,499)	21,891,922	20,175,469	6/30/2012
12667FYZ2	5,502,617	4,754,121		(748,496)	4,754,121	4,238,121	6/30/2012
12667GJG9	14,727,772	14,656,762		(71,010)	14,656,762	13,588,948	6/30/2012
12667GUG6	4,282,494	4,260,951		(21,543)	4,260,951	3,724,620	6/30/2012
12668AMH5	19,674,993	19,548,716		(126,277)	19,548,716	18,927,047	6/30/2012
126694AJ7	12,185,170	12,139,150		(46,020)	12,139,150	12,112,013	6/30/2012
126694HK7	15,413,291	15,408,676		(4,615)	15,408,676	14,763,735	6/30/2012
12669E4V5	8,677,291	8,398,456		(278,835)	8,398,456	6,329,948	6/30/2012
12669E4W3	827,218	710,891		(116,327)	710,891	1,481,742	6/30/2012
12670AAF8	43,653,801	43,625,231		(28,570)	43,625,231	40,584,922	6/30/2012
161546HW9	1,428,176	1,222,970		(205,206)	1,222,970	883,174	6/30/2012
161631AV8	36,435,316	36,263,948		(171,368)	36,263,948	34,218,930	6/30/2012
173105AA5	17,142,048	16,797,397		(344,651)	16,797,397	33,111,915	6/30/2012
17310MAQ3	3,919,074	—	²	(1,219,074)	2,700,000	2,700,000	6/30/2012
20173QAH4	28,595,882	27,813,175		(782,707)	27,813,175	19,246,290	6/30/2012
20173QAJ0	5,195,041	1,048,206		(4,146,835)	1,048,206	3,919,043	6/30/2012
21075WCJ2	689,534	668,529		(21,005)	668,529	680,333	6/30/2012
22545DAL1	6,142,839	2,050,893		(4,091,946)	2,050,893	7,216,425	6/30/2012
294751CU4	3,709,178	3,535,031		(174,147)	3,535,031	1,236,565	6/30/2012
32051G2J3	22,125,739	22,068,221		(57,518)	22,068,221	20,845,273	6/30/2012
36159XAJ9	17,018,696	16,460,720		(557,976)	16,460,720	8,713,825	6/30/2012
36170UCQ2	44,552,307	36,154,605		(8,397,702)	36,154,605	17,500,000	6/30/2012
361849N57	802,325	—	*	(802,325)	—	744,201	6/30/2012
36185MCL4	17,612,466	17,551,971		(60,495)	17,551,971	17,090,566	6/30/2012
36228CYQ0	16,361,418	16,161,689		(199,729)	16,161,689	8,707,039	6/30/2012
362332AM0	3,059,858	959,189		(2,100,669)	959,189	2,506,580	6/30/2012
362334ME1	18,227,822	18,002,987		(224,835)	18,002,987	14,110,138	6/30/2012
362334NC4	13,367,859	13,287,718		(80,141)	13,287,718	11,183,957	6/30/2012
362334QC1	7,226,782	7,163,560		(63,222)	7,163,560	6,660,052	6/30/2012
362669AQ6	9,257,495	9,153,232		(104,263)	9,153,232	8,347,214	6/30/2012
36828QSD9	10,768,000	1,605,187		(9,162,813)	1,605,187	5,572,894	6/30/2012
36828QSG2	6,508,662	137,078		(6,371,584)	137,078	2,567,984	6/30/2012
36828QSJ6	2,774,793	—	²	(770,106)	2,004,687	2,004,687	6/30/2012

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-97

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KD0	$17,330,831	$1,791,128		$(15,539,703)	$1,791,128	$6,222,195	6/30/2012
396789KF5	1,808,508	—	*	(1,808,508)	—	1,322,525	6/30/2012
46625M2U2	1,625,716	988,294		(637,422)	988,294	342,628	6/30/2012
46625M2W8	46,102	34,313		(11,789)	34,313	262,896	6/30/2012
46625M7A1	3,973,461	3,950,819		(22,642)	3,950,819	3,084,394	6/30/2012
46628YBK5	27,654,943	27,440,030		(214,913)	27,440,030	25,104,306	6/30/2012
46629YAM1	2,065,423	1,849,348		(216,075)	1,849,348	6,652,180	6/30/2012
46629YAQ2	301,597	169,683		(131,914)	169,683	1,470,561	6/30/2012
46630VAL6	9,962,086	9,687,361		(274,725)	9,687,361	6,205,905	6/30/2012
46630VAP7	408,455	402,703		(5,752)	402,703	805,004	6/30/2012
50180JAG0	28,518,446	27,858,023		(660,423)	27,858,023	17,988,016	6/30/2012
52108MFL2	6,605,647	—	*	(6,605,647)	—	—	6/30/2012
52108MGC1	301,251	49,464		(251,787)	49,464	1,297,545	6/30/2012
52521RAS0	1,218,037	1,194,917		(23,120)	1,194,917	1,048,377	6/30/2012
59022HJU7	4,747,531	—	²	(1,351,921)	3,395,610	3,395,610	6/30/2012
59023BAM6	708,422	573,302		(135,120)	573,302	1,785,000	6/30/2012
59025KAJ1	1,697,124	—	²	(83,880)	1,613,244	1,613,244	6/30/2012
60688BAJ7	5,007,661	2,134,082		(2,873,579)	2,134,082	3,686,745	6/30/2012
617451CA5	6,470,895	5,418,314		(1,052,581)	5,418,314	3,912,764	6/30/2012
61746WE63	4,651,559	4,604,203		(47,356)	4,604,203	4,885,124	6/30/2012
61749EAE7	14,847,546	14,664,566		(182,980)	14,664,566	10,935,944	6/30/2012
69348HBT4	7,172,713	6,127,145		(1,045,568)	6,127,145	3,712,325	6/30/2012
74957XAF2	32,950,482	32,583,221		(367,261)	32,583,221	31,024,384	6/30/2012
759950GW2	9,351,642	9,055,718		(295,924)	9,055,718	6,203,439	6/30/2012
76110HHA0	7,116,124	6,558,105		(558,019)	6,558,105	6,268,723	6/30/2012
76110HNP0	5,934,416	5,878,642		(55,774)	5,878,642	5,276,482	6/30/2012
76110HNQ8	1,226,566	1,042,805		(183,761)	1,042,805	1,774,406	6/30/2012
76110WSF4	17,641,233	17,309,813		(331,420)	17,309,813	11,191,205	6/30/2012
76110WUL8	14,244,163	14,027,280		(216,883)	14,027,280	6,271,425	6/30/2012
92976BFY3	3,319,962	1,219,737		(2,100,225)	1,219,737	1,763,955	6/30/2012
92976VAT5	9,621,082	9,439,768		(181,314)	9,439,768	5,365,926	6/30/2012
92977QAK4	15,799,000	1,973,805		(13,825,195)	1,973,805	8,124,154	6/30/2012
92977RAK2	3,466,430	2,993,262		(473,168)	2,993,262	2,781,045	6/30/2012
94983SAV4	38,041,925	37,644,570		(397,355)	37,644,570	38,512,520	6/30/2012
94984AAG5	12,413,456	12,319,157		(94,299)	12,319,157	12,838,872	6/30/2012
94984AAR1	28,427,701	28,371,263		(56,438)	28,371,263	28,211,100	6/30/2012
94984AAS9	8,624,337	8,616,700		(7,637)	8,616,700	37,964,026	6/30/2012
94985LAF2	34,434,188	33,847,092		(587,096)	33,847,092	34,348,347	6/30/2012
94986AAC2	104,712,867	104,446,017		(266,850)	104,446,017	103,707,609	6/30/2012
03927PAF5	4,097,319	3,075,581		(1,021,738)	3,075,581	400,000	3/31/2012
03927PAH1	170,912	—	*	(170,912)	—	15,000	3/31/2012
03927PAG3	116,319	—	*	(116,319)	—	7,500	3/31/2012
05947UVY1	1,730,975	1,599,128		(131,847)	1,599,128	248,170	3/31/2012
059500AG3	23,991,105	21,807,242		(2,183,863)	21,807,242	14,344,230	3/31/2012
059497AC1	7,619,871	6,753,523		(866,348)	6,753,523	4,931,900	3/31/2012
07388YAY8	3,698,308	3,098,266		(600,042)	3,098,266	1,286,326	3/31/2012
07401DAL5	4,321,838	3,267,944		(1,053,894)	3,267,944	2,103,813	3/31/2012
07401DAN1	1,308,341	1,073,000		(235,341)	1,073,000	2,934,595	3/31/2012
07401DAM3	650,208	636,894		(13,314)	636,894	1,225,088	3/31/2012
17310MAS9	139,557	—	*	(139,557)	—	400,000	3/31/2012
17310MAL4	809,483	701,618		(107,865)	701,618	1,614,784	3/31/2012
226081AC1	15,000,000	13,196,967		(1,803,033)	13,196,967	3,750,000	3/31/2012
22545XAG8	9,418	8,641		(777)	8,641	45,569	3/31/2012
396789KF5	2,750,861	1,808,508		(942,353)	1,808,508	2,006,085	3/31/2012
36828QSG2	8,886,034	6,609,165		(2,276,869)	6,609,165	2,511,126	3/31/2012

B-98	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36159XAJ9	$18,075,726	$16,999,560	$(1,076,166)	$16,999,560	$9,429,960	3/31/2012
36170UCQ2	50,006,750	44,638,189	(5,368,561)	44,638,189	18,500,000	3/31/2012
361849N57	2,498,005	932,692	(1,565,313)	932,692	1,064,682	3/31/2012
36228CYQ0	17,139,723	16,591,446	(548,277)	16,591,446	10,480,774	3/31/2012
362332AM0	4,193,532	3,211,574	(981,958)	3,211,574	2,501,155	3/31/2012
36298JAA1	19,270,136	18,645,869	(624,267)	18,645,869	9,024,418	3/31/2012
46625M2W8	718,878	80,154	(638,724)	80,154	544,649	3/31/2012
46625M2U2	1,933,117	1,650,190	(282,927)	1,650,190	839,863	3/31/2012
46625YRB1	1,552,608	849,009	(703,599)	849,009	872,913	3/31/2012
46629PAG3	1,923,444	629,946	(1,293,498)	629,946	1,972,653	3/31/2012
46629PAU2	252,381	109,816	(142,565)	109,816	420,000	3/31/2012
46630AAC2	135,940	113,054	(22,886)	113,054	507,500	3/31/2012
46629YAM1	2,722,648	2,316,128	(406,520)	2,316,128	6,841,688	3/31/2012
46629YAQ2	403,667	368,342	(35,325)	368,342	1,435,833	3/31/2012
46630VAP7	503,239	445,838	(57,401)	445,838	860,255	3/31/2012
50180JAG0	29,421,933	28,528,328	(893,605)	28,528,328	22,288,749	3/31/2012
60687UAL1	18,630,039	14,068,393	(4,561,646)	14,068,393	6,703,769	3/31/2012
60687UAM9	1,211,212	719,541	(491,671)	719,541	1,425,431	3/31/2012
55312TAG8	15,993,661	11,729,221	(4,264,440)	11,729,221	11,710,318	3/31/2012
59022HJS2	19,602,631	16,750,885	(2,851,746)	16,750,885	10,924,354	3/31/2012
59023BAM6	852,744	777,989	(74,755)	777,989	1,815,000	3/31/2012
61746WE63	5,223,712	4,558,844	(664,868)	4,558,844	4,756,946	3/31/2012
03762AAG4	1,927,848	781,662	(1,146,186)	781,662	817,800	3/31/2012
03762CAE5	15,300,852	13,477,162	(1,823,690)	13,477,162	5,274,000	3/31/2012
69348HBT4	11,257,496	10,736,009	(521,487)	10,736,009	6,011,014	3/31/2012
92976BFY3	5,004,685	3,345,962	(1,658,723)	3,345,962	2,633,728	3/31/2012
92976BFZ0	1,944,020	1,339,186	(604,834)	1,339,186	4,643,300	3/31/2012
92977RAK2	3,899,093	3,504,932	(394,161)	3,504,932	2,633,330	3/31/2012
93934DAQ0	157,705	154,642	(3,063)	154,642	154,371	3/31/2012
02660TFM0	8,915,850	8,781,984	(133,866)	8,781,984	6,462,980	3/31/2012
294751CU4	3,777,924	3,709,800	(68,124)	3,709,800	1,329,517	3/31/2012
05948KP37	9,696,291	9,372,211	(324,080)	9,372,211	8,247,443	3/31/2012
05949TBF5	14,080,977	14,060,674	(20,303)	14,060,674	13,860,502	3/31/2012
05949YAC2	11,181,786	11,077,225	(104,561)	11,077,225	10,681,716	3/31/2012
12543UAD4	39,803,535	39,656,412	(147,123)	39,656,412	36,063,504	3/31/2012
12543UAE2	13,826,679	13,787,864	(38,815)	13,787,864	12,368,960	3/31/2012
12543XAD8	23,845,753	23,783,722	(62,031)	23,783,722	38,733,966	3/31/2012
12544AAC9	46,211,075	45,875,845	(335,230)	45,875,845	43,857,150	3/31/2012
12545CAU4	33,345,918	32,943,812	(402,106)	32,943,812	30,068,254	3/31/2012
12566RAG6	32,645,165	31,609,034	(1,036,131)	31,609,034	26,651,272	3/31/2012
12667F5J0	18,496,365	18,415,016	(81,349)	18,415,016	17,036,641	3/31/2012
12667FYZ2	6,127,484	5,924,528	(202,956)	5,924,528	5,268,084	3/31/2012
12667GBA0	40,470,851	40,460,359	(10,492)	40,460,359	57,575,147	3/31/2012
12667GFB4	61,503,248	61,358,880	(144,368)	61,358,880	57,438,367	3/31/2012
12667GQA4	20,297,838	20,035,772	(262,066)	20,035,772	18,409,732	3/31/2012
12668AAG0	12,666,531	12,533,282	(133,249)	12,533,282	11,896,006	3/31/2012
12668AMH5	20,094,299	20,089,659	(4,640)	20,089,659	18,723,757	3/31/2012
126694XQ6	29,628,767	28,997,984	(630,783)	28,997,984	28,753,277	3/31/2012
12669EL95	6,892,323	6,107,068	(785,255)	6,107,068	5,962,426	3/31/2012
12669YAF9	17,415,527	17,368,357	(47,170)	17,368,357	15,276,915	3/31/2012
12670AAF8	43,931,290	43,723,746	(207,544)	43,723,746	40,497,490	3/31/2012
16163BAP9	26,828,880	26,583,068	(245,812)	26,583,068	23,883,701	3/31/2012
173105AA5	17,849,631	17,295,350	(554,281)	17,295,350	33,649,187	3/31/2012
32051G2J3	21,836,523	21,773,507	(63,016)	21,773,507	18,982,238	3/31/2012
32051GN35	24,404,858	24,072,518	(332,340)	24,072,518	23,374,393	3/31/2012

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-99

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GP41	$19,237,781	$18,976,918		$(260,863)	$18,976,918	$18,191,200	3/31/2012
32051GVL6	22,734,824	22,500,748		(234,076)	22,500,748	21,047,581	3/31/2012
32052RAM2	17,650,370	17,527,669		(122,701)	17,527,669	16,629,858	3/31/2012
36185MCL4	18,070,244	17,926,899		(143,345)	17,926,899	17,299,053	3/31/2012
52521RAS0	1,457,118	1,341,799		(115,319)	1,341,799	1,230,650	3/31/2012
576434FV1	3,535,359	2,733,022		(802,337)	2,733,022	2,421,774	3/31/2012
576434SW5	5,935,941	5,224,519		(711,422)	5,224,519	4,132,898	3/31/2012
74951PCY2	815,537	624,580		(190,957)	624,580	419,838	3/31/2012
74957EAE7	16,268,852	16,213,191		(55,661)	16,213,191	15,099,680	3/31/2012
74957EAF4	33,400,652	33,205,596		(195,056)	33,205,596	30,244,486	3/31/2012
74957VAQ2	17,998,524	17,959,283		(39,241)	17,959,283	16,492,900	3/31/2012
74957XAF2	34,181,152	34,157,387		(23,765)	34,157,387	32,241,167	3/31/2012
76110HHA0	7,430,484	7,410,160		(20,324)	7,410,160	6,546,208	3/31/2012
76110HNQ8	2,175,407	1,304,971		(870,436)	1,304,971	1,962,670	3/31/2012
76110HX87	20,920,644	20,909,644		(11,000)	20,909,644	17,159,174	3/31/2012
761118PQ5	10,370,246	10,320,154		(50,092)	10,320,154	9,168,236	3/31/2012
86359BFG1	1,354,808	772,407		(582,401)	772,407	614,009	3/31/2012
94980SAS4	37,327,551	37,125,634		(201,917)	37,125,634	38,290,480	3/31/2012
94980SBJ3	18,809,209	18,676,165		(133,044)	18,676,165	19,090,280	3/31/2012
949837CC0	24,318,442	24,094,300		(224,142)	24,094,300	23,330,721	3/31/2012
94983SAV4	38,865,634	38,006,398		(859,236)	38,006,398	38,594,720	3/31/2012
94984AAG5	12,688,720	12,406,546		(282,174)	12,406,546	12,886,206	3/31/2012
94984FAR0	32,918,269	32,847,539		(70,730)	32,847,539	51,109,162	3/31/2012
94984HAC9	35,234,983	34,945,769		(289,214)	34,945,769	43,293,935	3/31/2012
94984JAE1	48,737,842	48,475,543		(262,299)	48,475,543	47,664,691	3/31/2012
94985LAF2	37,123,314	36,283,916		(839,398)	36,283,916	36,668,371	3/31/2012
52108RCH3	7,597,426	—	²	(1,731,676)	5,865,750	5,865,750	3/31/2012
36828QSJ6	4,267,678	—	²	(1,492,886)	2,774,792	2,774,792	3/31/2012
52108RCF7	9,530,616	—	²	(1,024,626)	8,505,990	8,505,990	3/31/2012
92976BBV3	10,142,088	—	²	(797,059)	9,345,029	9,345,029	3/31/2012
52108RCD2	7,647,568	—	²	(611,369)	7,036,199	7,036,199	3/31/2012
07387BEN9	1,151,438	—	²	(511,735)	639,703	639,703	3/31/2012
52108RBX9	9,752,984	—	²	(417,859)	9,335,125	9,335,125	3/31/2012
52108RCB6	7,690,609	—	²	(417,080)	7,273,529	7,273,529	3/31/2012
52108RBZ4	9,672,215	—	²	(385,016)	9,287,199	9,287,199	3/31/2012
46628FAU5	1,464,501	—	²	(80,110)	1,384,391	1,384,391	3/31/2012
59025KAJ1	1,771,647	—	²	(74,524)	1,697,123	1,697,123	3/31/2012
17310MAQ3	3,988,101	—	²	(69,027)	3,919,074	3,919,074	3/31/2012
004421MW0	22,591,560	22,415,344		(176,216)	22,415,344	16,999,971	12/31/2011
12668ASQ9	15,553,893	15,403,907		(149,986)	15,403,907	13,365,858	12/31/2011
12668ASR7	6,286,385	6,153,807		(132,578)	6,153,807	4,577,427	12/31/2011
161546FJ0	2,543,448	2,503,870		(39,578)	2,503,870	1,341,142	12/31/2011
21075WBA2	1,428,491	1,374,301		(54,190)	1,374,301	1,347,187	12/31/2011
21075WCJ2	742,471	723,050		(19,421)	723,050	706,888	12/31/2011
22541S5T1	4,997,995	4,717,562		(280,433)	4,717,562	2,578,420	12/31/2011
251511AC5	13,001,316	12,456,530		(544,786)	12,456,530	11,115,631	12/31/2011
294751BQ4	1,400,662	1,130,716		(269,946)	1,130,716	596,090	12/31/2011
294751BY7	2,303,908	2,083,863		(220,045)	2,083,863	1,362,934	12/31/2011
294751FC1	424,059	245,031		(179,028)	245,031	481,165	12/31/2011
3622ELAD8	34,344,829	32,885,188		(1,459,641)	32,885,188	26,326,768	12/31/2011
61749EAE7	15,855,707	15,621,821		(233,886)	15,621,821	11,248,225	12/31/2011
75971EAF3	353,565	337,595		(15,970)	337,595	198,481	12/31/2011
760985YY1	260,203	217,084		(43,119)	217,084	99,483	12/31/2011
03762CAE5	19,030,571	15,365,581		(3,664,990)	15,365,581	4,324,000	12/31/2011
059500AG3	25,048,068	24,002,215		(1,045,853)	24,002,215	13,928,185	12/31/2011

B-100	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05950WAP3	$17,080,256	$11,361,761		$(5,718,495)	$11,361,761	$10,205,143	12/31/2011
05950XAJ5	19,827,696	19,777,781		(49,915)	19,777,781	11,880,270	12/31/2011
07388YAY8	5,637,345	3,777,667		(1,859,678)	3,777,667	2,174,987	12/31/2011
07388YBA9	2,111,151	—	*	(2,111,151)	—	1,489,308	12/31/2011
07401DAL5	5,422,242	4,332,442		(1,089,800)	4,332,442	2,849,643	12/31/2011
07401DAM3	2,052,629	694,611		(1,358,018)	694,611	1,570,166	12/31/2011
17310MAL4	2,234,420	872,009		(1,362,411)	872,009	1,573,349	12/31/2011
17310MAS9	162,759	139,556		(23,203)	139,556	720,000	12/31/2011
20047QAM7	2,058,527	2,001,047		(57,480)	2,001,047	8,316,304	12/31/2011
225458VV7	10,008,698	9,869,824		(138,874)	9,869,824	6,488,972	12/31/2011
225458VY1	1,871,162	931,334		(939,828)	931,334	838,537	12/31/2011
22545XAG8	20,411	10,369		(10,042)	10,369	40,301	12/31/2011
36159XAJ9	18,258,715	18,091,151		(167,564)	18,091,151	8,454,269	12/31/2011
36228CWB5	25,278,369	22,690,676		(2,587,693)	22,690,676	14,480,243	12/31/2011
396789KF5	2,814,647	2,770,038		(44,609)	2,770,038	1,782,400	12/31/2011
46625M2Y4	90,542	—	*	(90,542)	—	325,809	12/31/2011
46625M7A1	6,030,156	4,030,987		(1,999,169)	4,030,987	917,897	12/31/2011
46625MQ77	115,005	—	*	(115,005)	—	183,273	12/31/2011
46625YA60	269,520	266,222		(3,298)	266,222	1,204,869	12/31/2011
46630VAP7	786,932	538,761		(248,171)	538,761	1,208,319	12/31/2011
50180JAG0	31,643,343	29,504,194		(2,139,149)	29,504,194	17,105,627	12/31/2011
60687UAL1	19,129,917	18,630,476		(499,441)	18,630,476	9,338,153	12/31/2011
60687UAM9	1,995,422	1,274,639		(720,783)	1,274,639	1,860,876	12/31/2011
69348HBT4	11,973,543	11,186,588		(786,955)	11,186,588	5,836,449	12/31/2011
74438WAN6	305,442	258,839		(46,603)	258,839	187,853	12/31/2011
92976BFZ0	8,536,283	2,040,473		(6,495,810)	2,040,473	4,295,675	12/31/2011
92976BGE6	653,988	544,541		(109,447)	544,541	1,444,195	12/31/2011
92976VAT5	9,903,330	9,618,391		(284,939)	9,618,391	5,811,388	12/31/2011
92977QAM0	8,175,546	2,091,944		(6,083,602)	2,091,944	10,268,650	12/31/2011
92977QAP3	895,885	374,432		(521,453)	374,432	5,627,130	12/31/2011
92978TAM3	1,943,041	—	*	(1,943,041)	—	7,411,617	12/31/2011
05948KKZ1	3,497,270	3,182,834		(314,436)	3,182,834	2,371,208	12/31/2011
05949AA67	1,128,478	1,081,178		(47,300)	1,081,178	2,746,501	12/31/2011
05949AM31	76,222	69,991		(6,231)	69,991	52,033	12/31/2011
12669E4V5	9,046,295	8,974,503		(71,792)	8,974,503	6,551,168	12/31/2011
12669E4W3	1,566,728	1,061,141		(505,587)	1,061,141	1,580,772	12/31/2011
12669EL95	7,358,570	7,002,255		(356,315)	7,002,255	6,085,718	12/31/2011
12669EWY8	7,947,570	7,392,317		(555,253)	7,392,317	5,713,418	12/31/2011
12669EWZ5	757,315	705,056		(52,259)	705,056	1,711,058	12/31/2011
22541SVH8	5,026,531	4,205,902		(820,629)	4,205,902	3,273,345	12/31/2011
251510ET6	2,308,450	1,587,724		(720,726)	1,587,724	2,663,480	12/31/2011
32051GDH5	1,261,349	950,225		(311,124)	950,225	885,279	12/31/2011
36185NJ50	1,643,240	1,582,400		(60,840)	1,582,400	1,394,056	12/31/2011
36185NW55	1,438,957	1,379,484		(59,473)	1,379,484	1,144,329	12/31/2011
74951PEA2	265,968	219,733		(46,235)	219,733	334,464	12/31/2011
7609856L0	3,647,060	3,197,376		(449,684)	3,197,376	2,937,238	12/31/2011
76110HHA0	7,821,928	7,732,724		(89,204)	7,732,724	6,833,214	12/31/2011
76110HSG5	5,335,610	5,214,665		(120,945)	5,214,665	5,207,641	12/31/2011
05949TBF5	14,539,522	14,376,599		(162,923)	14,376,599	13,957,421	12/31/2011
12667GUG6	4,686,673	4,579,177		(107,496)	4,579,177	4,302,914	12/31/2011
32051G2H7	9,425,438	9,061,820		(363,618)	9,061,820	8,061,549	12/31/2011
32051GN35	25,013,674	24,819,498		(194,176)	24,819,498	23,227,400	12/31/2011
32051GNS0	2,830,893	2,415,871		(415,022)	2,415,871	5,504,762	12/31/2011
32051GSQ9	6,940,626	6,588,863		(351,763)	6,588,863	12,743,891	12/31/2011
92977YBQ3	8,053,327	7,203,202		(850,125)	7,203,202	9,640,415	12/31/2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-101

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94985JCA6	$28,110,187	$27,677,160	$(433,027)	$27,677,160	$26,444,910	12/31/2011
32051GP41	19,478,025	19,238,580	(239,445)	19,238,580	17,501,620	12/31/2011
949837AF5	68,067,065	67,125,276	(941,789)	67,125,276	63,007,793	12/31/2011
94984HAC9	35,382,919	35,259,321	(123,598)	35,259,321	44,366,701	12/31/2011
94985WAP6	19,305,817	19,109,418	(196,399)	19,109,418	18,637,274	12/31/2011
05949YAC2	11,697,309	11,058,756	(638,553)	11,058,756	9,947,093	12/31/2011
12667F2J3	42,493,417	41,990,777	(502,640)	41,990,777	38,184,902	12/31/2011
12667GJR5	52,238,578	51,716,807	(521,771)	51,716,807	42,382,367	12/31/2011
32051G2J3	21,816,767	21,604,152	(212,615)	21,604,152	18,313,327	12/31/2011
76111XN90	7,442,211	7,261,986	(180,225)	7,261,986	6,972,081	12/31/2011
94985WAQ4	78,543,947	77,054,573	(1,489,374)	77,054,573	74,163,533	12/31/2011
02147QAE2	39,337,111	38,882,221	(454,890)	38,882,221	33,224,390	12/31/2011
02151FAD1	35,416,605	35,192,440	(224,165)	35,192,440	33,825,680	12/31/2011
05948KC98	16,299,738	16,153,307	(146,431)	16,153,307	14,667,519	12/31/2011
05948KP37	9,927,884	9,916,487	(11,397)	9,916,487	9,203,366	12/31/2011
05950RAK5	27,835,569	27,671,346	(164,223)	27,671,346	26,103,546	12/31/2011
12543UAD4	40,684,575	39,858,306	(826,269)	39,858,306	34,747,225	12/31/2011
12543UAE2	14,258,736	13,984,348	(274,388)	13,984,348	11,959,746	12/31/2011
12543XAD8	24,330,818	24,020,519	(310,299)	24,020,519	37,876,184	12/31/2011
12544DAK5	21,263,750	20,670,543	(593,207)	20,670,543	19,855,762	12/31/2011
12544DAQ2	15,139,862	14,729,039	(410,823)	14,729,039	14,114,085	12/31/2011
12544LAK7	28,564,821	28,564,411	(410)	28,564,411	28,371,660	12/31/2011
12544RAL2	8,464,824	8,315,419	(149,405)	8,315,419	7,412,400	12/31/2011
12667F4N2	8,936,680	8,781,423	(155,257)	8,781,423	7,896,344	12/31/2011
12667F5Z4	25,640,140	25,198,370	(441,770)	25,198,370	21,765,290	12/31/2011
12667F7D1	23,222,032	23,213,847	(8,185)	23,213,847	20,760,221	12/31/2011
12667GFB4	62,309,602	62,103,000	(206,602)	62,103,000	57,708,345	12/31/2011
12667GFT5	18,406,789	18,097,001	(309,788)	18,097,001	15,339,699	12/31/2011
12667GKE2	13,340,301	13,268,591	(71,710)	13,268,591	11,223,530	12/31/2011
12667GLE1	27,739,481	27,514,390	(225,091)	27,514,390	24,804,232	12/31/2011
12667GQA4	20,607,678	20,451,471	(156,207)	20,451,471	18,191,516	12/31/2011
12668AAG0	13,402,901	12,916,976	(485,925)	12,916,976	13,010,199	12/31/2011
126694JS8	27,613,195	27,122,138	(491,057)	27,122,138	23,122,404	12/31/2011
126694XQ6	30,333,090	29,648,783	(684,307)	29,648,783	27,666,690	12/31/2011
12669YAF9	18,085,807	17,898,160	(187,647)	17,898,160	16,105,757	12/31/2011
12669YAX0	13,211,327	13,153,470	(57,857)	13,153,470	9,785,452	12/31/2011
12670AAF8	44,668,605	43,974,056	(694,549)	43,974,056	39,296,110	12/31/2011
161631AV8	39,102,113	38,849,870	(252,243)	38,849,870	36,394,968	12/31/2011
16163BAP9	27,227,221	26,855,354	(371,867)	26,855,354	24,058,902	12/31/2011
170255AS2	14,453,750	14,052,285	(401,465)	14,052,285	12,797,879	12/31/2011
17025AAB8	15,878,895	14,907,194	(971,701)	14,907,194	16,706,175	12/31/2011
17025JAB9	36,480,861	36,150,043	(330,818)	36,150,043	34,331,281	12/31/2011
17025TAV3	27,283,438	26,829,885	(453,553)	26,829,885	24,516,797	12/31/2011
17312FAD5	9,783,950	9,663,490	(120,460)	9,663,490	8,790,970	12/31/2011
32051GFL4	6,947,633	6,743,701	(203,932)	6,743,701	6,749,021	12/31/2011
32051GUQ6	20,646,005	20,566,812	(79,193)	20,566,812	18,677,368	12/31/2011
32051GVL6	23,167,772	22,949,745	(218,027)	22,949,745	20,749,766	12/31/2011
36185MEG3	14,048,228	13,887,960	(160,268)	13,887,960	13,939,519	12/31/2011
3622MPAN8	28,418,236	28,346,905	(71,331)	28,346,905	27,359,350	12/31/2011
3622MPBE7	49,423,845	49,367,449	(56,396)	49,367,449	45,604,100	12/31/2011
362669AQ6	9,800,494	9,689,758	(110,736)	9,689,758	9,494,484	12/31/2011
45660LPD5	13,382,334	13,151,674	(230,660)	13,151,674	10,948,805	12/31/2011
46627MAC1	10,184,151	9,933,001	(251,150)	9,933,001	7,945,644	12/31/2011
46628YBK5	28,210,123	27,685,765	(524,358)	27,685,765	24,243,108	12/31/2011
58550PAC0	588,658	446,296	(142,362)	446,296	540,515	12/31/2011

B-102	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
749577AL6	$17,298,863	$17,200,477	$(98,386)	$17,200,477	$15,205,934	12/31/2011
74957VAQ2	18,823,946	18,766,902	(57,044)	18,766,902	17,094,112	12/31/2011
74957XAF2	35,043,094	34,928,034	(115,060)	34,928,034	29,419,918	12/31/2011
749583AH3	9,617,142	9,588,658	(28,484)	9,588,658	8,623,983	12/31/2011
74958AAD6	28,218,004	27,857,101	(360,903)	27,857,101	24,432,287	12/31/2011
74958AAH7	24,779,658	24,562,278	(217,380)	24,562,278	22,037,429	12/31/2011
76110HX53	9,390,953	9,350,418	(40,535)	9,350,418	8,590,219	12/31/2011
949772AD9	26,064,111	26,032,967	(31,144)	26,032,967	25,707,965	12/31/2011
94980SAS4	37,499,780	37,305,760	(194,020)	37,305,760	38,106,160	12/31/2011
94980SBJ3	18,895,713	18,800,399	(95,314)	18,800,399	18,496,460	12/31/2011
949837BE7	19,710,586	19,441,226	(269,360)	19,441,226	18,563,052	12/31/2011
949837BK3	8,461,277	8,343,680	(117,597)	8,343,680	7,879,095	12/31/2011
949837CC0	25,066,550	24,701,523	(365,027)	24,701,523	23,881,548	12/31/2011
94984AAR1	28,695,367	28,439,129	(256,238)	28,439,129	27,287,880	12/31/2011
94984AAS9	9,070,812	9,031,927	(38,885)	9,031,927	38,971,534	12/31/2011
94984FAR0	33,820,848	33,486,156	(334,692)	33,486,156	50,826,958	12/31/2011
94985JAB6	47,805,425	46,890,799	(914,626)	46,890,799	45,631,000	12/31/2011
94985JBR0	28,796,377	28,237,483	(558,894)	28,237,483	27,341,087	12/31/2011
94985LAD7	15,367,803	14,899,982	(467,821)	14,899,982	14,659,815	12/31/2011
94985RAP7	60,111,130	59,299,392	(811,738)	59,299,392	56,583,744	12/31/2011
94985WBL4	36,679,399	36,086,592	(592,807)	36,086,592	35,280,570	12/31/2011
94986AAC2	108,934,925	107,831,375	(1,103,550)	107,831,375	102,662,685	12/31/2011
17310MAQ3	4,720,890	—²	(732,789)	3,988,101	3,988,101	12/31/2011
19075CAJ2	4,708,261	—²	(486,329)	4,221,932	4,221,932	12/31/2011
19075CAK9	5,375,311	—²	(140,726)	5,234,585	5,234,585	12/31/2011
46628FAU5	1,566,902	—²	(102,400)	1,464,502	1,464,502	12/31/2011
59025KAJ1	1,902,971	—²	(131,323)	1,771,648	1,771,648	12/31/2011
92976BBV3	11,050,865	—²	(908,776)	10,142,089	10,142,089	12/31/2011
004421MW0	23,869,919	23,338,255	(531,664)	23,338,255	17,755,371	9/30/2011
05947U6C7	20,574,137	19,297,180	(1,276,957)	19,297,180	11,127,386	9/30/2011
05948KLA5	251,425	245,722	(5,703)	245,722	609,380	9/30/2011
05949AM31	94,954	76,222	(18,732)	76,222	80,680	9/30/2011
05949TBF5	15,295,706	15,260,891	(34,815)	15,260,891	15,054,284	9/30/2011
05950XAJ5	20,044,794	19,834,096	(210,698)	19,834,096	13,827,214	9/30/2011
059511AK1	3,839,391	1,637,950	(2,201,441)	1,637,950	1,167,394	9/30/2011
059511AL9	3,748,791	542,271	(3,206,520)	542,271	1,722,948	9/30/2011
07388VAK4	7,626,772	6,344,300	(1,282,472)	6,344,300	3,715,392	9/30/2011
07388VAL2	3,292,020	2,952,388	(339,632)	2,952,388	7,589,981	9/30/2011
07388YBA9	2,578,515	2,129,725	(448,790)	2,129,725	2,249,971	9/30/2011
12543UAD4	41,224,372	40,773,524	(450,848)	40,773,524	35,252,740	9/30/2011
12543UAE2	14,631,007	14,523,778	(107,229)	14,523,778	12,316,542	9/30/2011
12543XAD8	24,604,683	24,459,424	(145,259)	24,459,424	24,145,850	9/30/2011
12545CAU4	36,163,938	35,885,213	(278,725)	35,885,213	34,149,720	9/30/2011
12566XAE8	28,324,818	27,959,736	(365,082)	27,959,736	26,512,878	9/30/2011
12566XAG3	13,448,822	13,143,200	(305,622)	13,143,200	12,632,660	9/30/2011
126670CL0	19,762,888	18,725,504	(1,037,384)	18,725,504	16,979,265	9/30/2011
126670GR3	5,167,251	4,933,550	(233,701)	4,933,550	2,618,574	9/30/2011
126670QT8	3,070,989	3,025,169	(45,820)	3,025,169	2,336,675	9/30/2011
126670QU5	10,850,281	10,623,307	(226,974)	10,623,307	7,414,440	9/30/2011
12667FMJ1	15,390,872	14,991,177	(399,695)	14,991,177	9,049,653	9/30/2011
12667GQA4	21,147,716	20,976,951	(170,765)	20,976,951	18,026,894	9/30/2011
12668ASR7	6,350,809	6,304,821	(45,988)	6,304,821	4,724,677	9/30/2011
126694JS8	27,781,151	27,603,141	(178,010)	27,603,141	23,212,641	9/30/2011
12669YAF9	18,877,231	18,704,323	(172,908)	18,704,323	17,063,109	9/30/2011
12669YAH5	14,499,875	14,321,116	(178,759)	14,321,116	12,599,988	9/30/2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-103

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669YAX0	$14,076,715	$13,925,667		$(151,048)	$13,925,667	$12,074,555	9/30/2011
161631AV8	39,254,318	39,137,734		(116,584)	39,137,734	36,591,824	9/30/2011
17025JAB9	36,628,466	36,485,065		(143,401)	36,485,065	34,773,813	9/30/2011
17307GVJ4	9,875,066	9,672,443		(202,623)	9,672,443	9,934,363	9/30/2011
17310MAS9	217,952	210,763		(7,189)	210,763	946,070	9/30/2011
20173MAN0	3,713,203	3,699,090		(14,113)	3,699,090	5,100,000	9/30/2011
20173QAJ0	6,096,193	5,393,157		(703,036)	5,393,157	5,407,908	9/30/2011
20173QAK7	836,318	641,753		(194,565)	641,753	2,796,231	9/30/2011
21075WBA2	1,524,463	1,494,595		(29,868)	1,494,595	1,458,058	9/30/2011
22541Q4M1	6,252,359	5,912,667		(339,692)	5,912,667	3,774,210	9/30/2011
225458VY1	2,655,464	1,988,615		(666,849)	1,988,615	1,989,750	9/30/2011
22545XAG8	46,759	20,651		(26,108)	20,651	36,009	9/30/2011
32051GUQ6	20,813,600	20,636,064		(177,536)	20,636,064	18,495,702	9/30/2011
32051GVL6	23,490,915	23,438,918		(51,997)	23,438,918	21,821,759	9/30/2011
36157TJG7	983,821	—	²	(121,880)	861,941	861,941	9/30/2011
36228CDP5	471,909	266,055		(205,854)	266,055	831,507	9/30/2011
36228CWB5	32,052,168	25,368,074		(6,684,094)	25,368,074	14,035,764	9/30/2011
3622MPBE7	49,585,723	49,466,350		(119,373)	49,466,350	45,826,150	9/30/2011
396789KF5	3,202,256	2,833,921		(368,335)	2,833,921	1,686,993	9/30/2011
42332QAL7	2,730,543	2,718,239		(12,304)	2,718,239	1,375,070	9/30/2011
46625YA60	1,358,830	307,473		(1,051,357)	307,473	1,052,876	9/30/2011
46625YRB1	2,181,256	1,599,726		(581,530)	1,599,726	1,037,184	9/30/2011
46628SAG8	18,266,766	17,826,876		(439,890)	17,826,876	14,470,465	9/30/2011
46628YBK5	28,634,253	28,222,762		(411,491)	28,222,762	26,701,133	9/30/2011
46628YBP4	14,979,014	14,024,082		(954,932)	14,024,082	13,802,096	9/30/2011
46629PAG3	2,495,437	1,966,524		(528,913)	1,966,524	2,891,205	9/30/2011
50177AAL3	200,996	9,902		(191,094)	9,902	3,900,515	9/30/2011
50180JAG0	34,812,879	31,695,404		(3,117,475)	31,695,404	18,529,224	9/30/2011
52521RAS0	1,619,807	1,564,384		(55,423)	1,564,384	1,626,438	9/30/2011
525221CM7	23,250,372	21,935,145		(1,315,227)	21,935,145	15,515,449	9/30/2011
52523KAH7	9,804,380	9,624,320		(180,060)	9,624,320	7,023,874	9/30/2011
55312TAG8	19,718,435	16,110,600		(3,607,835)	16,110,600	11,109,030	9/30/2011
55312TAH6	1,426,882	798,219		(628,663)	798,219	5,148,109	9/30/2011
58550PAC0	701,448	628,080		(73,368)	628,080	579,586	9/30/2011
59022HJS2	20,301,794	19,617,805		(683,989)	19,617,805	10,878,474	9/30/2011
60688BAJ7	11,584,760	5,857,859		(5,726,901)	5,857,859	5,564,470	9/30/2011
617451CA5	6,618,726	6,475,244		(143,482)	6,475,244	3,126,802	9/30/2011
61745MU50	3,976,991	2,642,754		(1,334,237)	2,642,754	1,670,635	9/30/2011
61745MU68	356,186	233,081		(123,105)	233,081	1,540,732	9/30/2011
61749EAE7	16,389,173	16,237,957		(151,216)	16,237,957	9,506,129	9/30/2011
61750YAF6	27,638,067	26,699,216		(938,851)	26,699,216	18,884,468	9/30/2011
61754KAH8	25,173,879	20,992,729		(4,181,150)	20,992,729	17,832,370	9/30/2011
61755BAH7	49,044,448	47,427,779		(1,616,669)	47,427,779	27,906,835	9/30/2011
73316PGH7	10,289,711	10,221,039		(68,672)	10,221,039	8,225,465	9/30/2011
73316PGJ3	13,120,319	12,179,070		(941,249)	12,179,070	9,496,204	9/30/2011
74951PEA2	385,150	300,979		(84,171)	300,979	507,036	9/30/2011
749577AL6	17,419,537	17,342,882		(76,655)	17,342,882	16,238,819	9/30/2011
74957EAE7	17,577,497	17,487,105		(90,392)	17,487,105	16,506,009	9/30/2011
74957EAF4	36,282,204	36,082,378		(199,826)	36,082,378	33,437,131	9/30/2011
74957VAQ2	20,077,409	19,914,811		(162,598)	19,914,811	18,595,328	9/30/2011
74957XAF2	35,784,486	35,609,375		(175,111)	35,609,375	34,500,677	9/30/2011
74958EAD8	47,419,570	46,777,510		(642,060)	46,777,510	45,050,650	9/30/2011
7609856L0	4,065,048	3,827,087		(237,961)	3,827,087	3,081,325	9/30/2011
76110HHB8	894,252	835,371		(58,881)	835,371	2,093,527	9/30/2011
76110HX87	21,983,539	21,367,921		(615,618)	21,367,921	17,514,460	9/30/2011

B-104	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
761118PQ5	$11,097,907	$10,934,518		$(163,389)	$10,934,518	$9,321,301	9/30/2011
76111XN90	8,564,760	7,846,221		(718,539)	7,846,221	7,616,815	9/30/2011
84604CAE7	2,732,318	2,633,669		(98,649)	2,633,669	2,551,738	9/30/2011
86359BFG1	1,797,452	1,496,026		(301,426)	1,496,026	1,377,970	9/30/2011
92976BFZ0	10,005,179	8,555,934		(1,449,245)	8,555,934	3,889,206	9/30/2011
92976BGE6	758,600	727,947		(30,653)	727,947	1,287,305	9/30/2011
94980SBJ3	18,888,889	18,876,199		(12,690)	18,876,199	18,515,880	9/30/2011
949837CC0	25,203,525	25,067,215		(136,310)	25,067,215	24,255,407	9/30/2011
94983BAP4	15,409,157	15,367,334		(41,823)	15,367,334	15,500,397	9/30/2011
94984AAR1	28,921,008	28,699,246		(221,762)	28,699,246	26,162,730	9/30/2011
94984AAS9	9,534,419	9,460,302		(74,117)	9,460,302	8,865,397	9/30/2011
94984FAR0	34,862,018	34,654,252		(207,766)	34,654,252	32,829,185	9/30/2011
94984HAC9	35,804,330	35,428,449		(375,881)	35,428,449	35,314,539	9/30/2011
94985JAB6	48,005,187	47,823,688		(181,499)	47,823,688	47,755,100	9/30/2011
94985JBR0	28,950,520	28,812,994		(137,526)	28,812,994	28,370,535	9/30/2011
94985JCA6	28,354,882	28,154,177		(200,705)	28,154,177	26,814,150	9/30/2011
94985RAP7	60,563,665	60,162,652		(401,013)	60,162,652	58,824,064	9/30/2011
07387BEP4	1,067,268	—	²	(442,627)	624,641	624,641	9/30/2011
19075CAJ2	4,783,820	—	²	(75,559)	4,708,261	4,708,261	9/30/2011
36828QSJ6	4,749,563	—	²	(481,884)	4,267,679	4,267,679	9/30/2011
46628FAU5	1,637,904	—	²	(71,003)	1,566,901	1,566,901	9/30/2011
55312TAR4	485,680	—	²	(60,710)	424,970	424,970	9/30/2011
59022HJU7	5,344,727	—	²	(597,196)	4,747,531	4,747,531	9/30/2011
59025KAJ1	3,507,263	—	²	(1,604,292)	1,902,971	1,902,971	9/30/2011
92976BBV3	12,467,305	—	²	(1,416,440)	11,050,865	11,050,865	9/30/2011
92978MAL0	6,740,664	—	²	(1,018,481)	5,722,183	5,722,183	9/30/2011
126670GR3	5,416,291	5,190,365		(225,926)	5,190,365	3,016,097	6/30/2011
12668ASQ9	18,889,756	18,195,156		(694,600)	18,195,156	17,989,930	6/30/2011
12668ASR7	6,667,207	6,368,377		(298,830)	6,368,377	4,739,805	6/30/2011
16165LAG5	12,333,221	12,311,672		(21,549)	12,311,672	11,544,529	6/30/2011
21075WBA2	1,551,510	1,544,351		(7,159)	1,544,351	1,493,611	6/30/2011
3622ELAD8	37,605,697	36,833,238		(772,459)	36,833,238	32,652,797	6/30/2011
525221CM7	23,311,901	23,306,182		(5,719)	23,306,182	16,105,313	6/30/2011
525221DF1	26,458,975	26,180,867		(278,108)	26,180,867	25,862,099	6/30/2011
525221EB9	23,883,119	23,305,539		(577,580)	23,305,539	20,824,874	6/30/2011
52523KAH7	10,623,645	10,156,312		(467,333)	10,156,312	7,529,057	6/30/2011
61749WAH0	3,775,210	3,619,957		(155,253)	3,619,957	3,061,191	6/30/2011
61749WAJ6	2,639,940	2,503,794		(136,146)	2,503,794	2,140,023	6/30/2011
61750YAF6	29,536,727	28,464,536		(1,072,191)	28,464,536	28,014,201	6/30/2011
74924PAJ1	379,543	154,379		(225,164)	154,379	158,197	6/30/2011
760985WT4	366,614	213,018		(153,596)	213,018	47,090	6/30/2011
760985YX3	6,166,894	5,816,442		(350,452)	5,816,442	1,077,367	6/30/2011
760985YY1	582,188	281,856		(300,332)	281,856	107,740	6/30/2011
76110WRW8	2,466,943	2,224,582		(242,361)	2,224,582	670,391	6/30/2011
76110WSF4	18,410,240	18,239,875		(170,365)	18,239,875	9,853,689	6/30/2011
76110WXR2	8,889,893	8,521,705		(368,188)	8,521,705	4,440,835	6/30/2011
79550DAD1	4,258,742	4,110,947		(147,795)	4,110,947	2,983,636	6/30/2011
059511AL9	4,685,314	3,807,010		(878,304)	3,807,010	2,185,614	6/30/2011
07387BEQ2	266,043	—	*	(266,043)	—	833,700	6/30/2011
07388VAK4	7,974,854	7,633,817		(341,037)	7,633,817	4,718,009	6/30/2011
07388VAL2	6,973,679	3,513,683		(3,459,996)	3,513,683	10,081,157	6/30/2011
07401DAM3	2,793,504	2,090,294		(703,210)	2,090,294	2,601,535	6/30/2011
07401DAN1	2,209,235	1,707,746		(501,489)	1,707,746	6,656,890	6/30/2011
17310MAL4	3,811,232	2,312,053		(1,499,179)	2,312,053	2,880,693	6/30/2011
17310MAS9	413,377	268,555		(144,822)	268,555	1,070,687	6/30/2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-105

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20047QAM7	$2,931,027	$2,482,198		$(448,829)	$2,482,198	$9,492,008	6/30/2011
20047QAN5	1,083,109	608,636		(474,473)	608,636	5,705,568	6/30/2011
20173TAP0	444,753	372,922		(71,831)	372,922	4,986,279	6/30/2011
22544QAK5	369,203	191,537		(177,666)	191,537	4,485,326	6/30/2011
225458VY1	11,201,665	2,762,419		(8,439,246)	2,762,419	2,046,600	6/30/2011
361849K84	308,401	—	*	(308,401)	—	2,388,397	6/30/2011
36828QSL1	425,621	193,835		(231,786)	193,835	993,103	6/30/2011
396789KF5	4,330,436	3,231,663		(1,098,773)	3,231,663	1,727,913	6/30/2011
46625MQ77	257,122	133,559		(123,563)	133,559	205,442	6/30/2011
46625MZG7	7,872,548	6,303,333		(1,569,215)	6,303,333	8,624,734	6/30/2011
46625YA60	2,985,770	1,382,420		(1,603,350)	1,382,420	1,153,210	6/30/2011
46625YA78	361,470	—	*	(361,470)	—	1,082,782	6/30/2011
46625YC68	25,139	—	*	(25,139)	—	364,800	6/30/2011
46625YRB1	2,848,883	2,203,328		(645,555)	2,203,328	1,201,335	6/30/2011
46629PAG3	3,785,480	2,501,865		(1,283,615)	2,501,865	3,546,260	6/30/2011
46629PAU2	421,316	351,240		(70,076)	351,240	1,505,654	6/30/2011
46630AAC2	327,069	242,804		(84,265)	242,804	875,000	6/30/2011
46631BAP0	520,501	178,624		(341,877)	178,624	5,045,346	6/30/2011
50180JAG0	35,106,978	34,821,850		(285,128)	34,821,850	26,270,801	6/30/2011
50180JAJ4	1,472,798	85,964		(1,386,834)	85,964	6,437,085	6/30/2011
59025KAJ1	3,911,404	3,487,720		(423,684)	3,487,720	2,281,862	6/30/2011
59025KAK8	14,098,654	4,035,144		(10,063,510)	4,035,144	7,378,574	6/30/2011
60688BAJ7	20,725,566	11,672,299		(9,053,267)	11,672,299	10,546,935	6/30/2011
60688BAM0	1,292,276	—	*	(1,292,276)	—	1,844,769	6/30/2011
60688BAS7	1,015,664	—	*	(1,015,664)	—	1,920,945	6/30/2011
617451CA5	6,856,720	6,618,744		(237,976)	6,618,744	3,409,175	6/30/2011
61745MX40	467,147	456,400		(10,747)	456,400	2,090,886	6/30/2011
61751NAN2	2,219,120	1,959,479		(259,641)	1,959,479	1,983,658	6/30/2011
61753JAL3	349,048	184,198		(164,850)	184,198	5,067,583	6/30/2011
61754KAH8	31,916,904	25,308,458		(6,608,446)	25,308,458	26,570,862	6/30/2011
74438WAN6	400,684	305,443		(95,241)	305,443	23,023	6/30/2011
92976BGE6	4,985,198	807,846		(4,177,352)	807,846	1,378,953	6/30/2011
05948KC98	16,688,309	16,679,711		(8,598)	16,679,711	15,591,701	6/30/2011
05948KKZ1	4,210,412	3,655,833		(554,579)	3,655,833	2,534,931	6/30/2011
05948KLA5	489,827	296,688		(193,139)	296,688	622,602	6/30/2011
05948KP37	10,167,635	10,135,821		(31,814)	10,135,821	10,005,554	6/30/2011
05949AA67	1,743,978	1,411,357		(332,621)	1,411,357	3,201,888	6/30/2011
05949AM31	121,686	94,954		(26,732)	94,954	90,534	6/30/2011
05949AMP2	522,129	411,275		(110,854)	411,275	1,154,031	6/30/2011
12543TAD7	9,394,168	9,055,170		(338,998)	9,055,170	9,351,070	6/30/2011
12543XAD8	24,623,511	24,606,300		(17,211)	24,606,300	22,823,175	6/30/2011
12544AAC9	47,196,010	46,389,700		(806,310)	46,389,700	43,866,350	6/30/2011
12544DAK5	21,279,994	21,263,602		(16,392)	21,263,602	21,290,700	6/30/2011
12544LAK7	30,599,865	30,093,760		(506,105)	30,093,760	30,403,424	6/30/2011
12545CAU4	36,946,640	36,898,080		(48,560)	36,898,080	35,045,960	6/30/2011
12667F7D1	24,022,504	23,967,516		(54,988)	23,967,516	22,177,373	6/30/2011
12667FR98	997,492	739,430		(258,062)	739,430	1,811,075	6/30/2011
12667FW92	6,583,670	6,483,531		(100,139)	6,483,531	6,779,092	6/30/2011
12667FYZ2	9,034,528	7,354,134		(1,680,394)	7,354,134	6,185,202	6/30/2011
12667GFT5	18,442,849	18,442,840		(9)	18,442,840	15,025,502	6/30/2011
12667GQA4	21,384,266	21,381,385		(2,881)	21,381,385	20,056,759	6/30/2011
12667GUG6	5,167,610	5,167,297		(313)	5,167,297	5,112,152	6/30/2011
126694JS8	27,808,907	27,770,828		(38,079)	27,770,828	22,993,126	6/30/2011
126694W61	24,217,642	23,678,080		(539,562)	23,678,080	22,368,908	6/30/2011
12669EL95	8,284,724	7,721,748		(562,976)	7,721,748	6,558,419	6/30/2011

B-106	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12670AAF8	$44,922,498	$44,783,315		$(139,183)	$44,783,315	$44,789,385	6/30/2011
161631AV8	39,796,299	39,278,742		(517,557)	39,278,742	37,422,710	6/30/2011
16163BAP9	27,734,334	27,304,404		(429,930)	27,304,404	26,377,189	6/30/2011
17025AAB8	16,059,004	15,895,940		(163,064)	15,895,940	17,624,540	6/30/2011
17025JAB9	36,896,570	36,624,793		(271,777)	36,624,793	36,327,947	6/30/2011
17025TAV3	27,341,745	27,328,845		(12,900)	27,328,845	26,350,131	6/30/2011
17310AAR7	32,471,083	32,412,785		(58,298)	32,412,785	33,225,945	6/30/2011
17312FAD5	9,800,667	9,780,400		(20,267)	9,780,400	9,285,010	6/30/2011
22541SVH8	5,329,789	5,234,541		(95,248)	5,234,541	4,879,329	6/30/2011
32051G2J3	21,238,137	21,014,956		(223,181)	21,014,956	20,281,432	6/30/2011
32051GVL6	23,829,503	23,685,971		(143,532)	23,685,971	22,766,429	6/30/2011
36185MEG3	14,514,115	14,486,354		(27,761)	14,486,354	14,554,166	6/30/2011
3622MPAN8	28,462,267	28,389,939		(72,328)	28,389,939	27,765,585	6/30/2011
3622MPBE7	49,870,925	49,615,350		(255,575)	49,615,350	46,550,600	6/30/2011
45660LPD5	13,547,007	13,379,208		(167,799)	13,379,208	12,110,328	6/30/2011
46627MAC1	10,677,787	10,335,468		(342,319)	10,335,468	10,083,260	6/30/2011
46628YBK5	28,786,021	28,636,816		(149,205)	28,636,816	27,420,781	6/30/2011
46628YBP4	15,078,124	14,990,171		(87,953)	14,990,171	14,237,700	6/30/2011
749577AL6	17,584,234	17,450,729		(133,505)	17,450,729	12,436,493	6/30/2011
74957EAE7	17,814,093	17,577,167		(236,926)	17,577,167	17,262,933	6/30/2011
74957EAF4	37,205,793	36,827,984		(377,809)	36,827,984	35,373,641	6/30/2011
74957VAQ2	21,230,104	21,068,104		(162,000)	21,068,104	20,265,315	6/30/2011
74957XAF2	36,103,087	35,807,508		(295,579)	35,807,508	32,022,553	6/30/2011
749583AH3	9,815,438	9,752,111		(63,327)	9,752,111	8,703,301	6/30/2011
74958AAH7	26,951,193	26,897,160		(54,033)	26,897,160	25,899,660	6/30/2011
74958EAD8	47,862,448	47,451,650		(410,798)	47,451,650	47,469,000	6/30/2011
75115CAG2	7,208,598	6,931,280		(277,318)	6,931,280	6,802,458	6/30/2011
7609856L0	4,396,370	4,200,274		(196,096)	4,200,274	3,097,026	6/30/2011
76110HHA0	8,737,053	8,559,813		(177,240)	8,559,813	7,568,913	6/30/2011
76110HHB8	1,254,860	1,006,472		(248,388)	1,006,472	2,316,831	6/30/2011
76110HX87	22,233,784	22,177,729		(56,055)	22,177,729	16,733,815	6/30/2011
761118CZ9	9,709,887	9,396,854		(313,033)	9,396,854	8,761,849	6/30/2011
761118PQ5	11,601,676	11,402,188		(199,488)	11,402,188	10,342,383	6/30/2011
94980SAS4	37,491,045	37,417,720		(73,325)	37,417,720	39,170,800	6/30/2011
94980SBJ3	18,923,461	18,874,400		(49,061)	18,874,400	19,442,560	6/30/2011
949837AF5	68,304,020	68,037,751		(266,269)	68,037,751	65,159,759	6/30/2011
949837BE7	19,770,628	19,689,484		(81,144)	19,689,484	19,695,651	6/30/2011
949837BK3	8,492,068	8,459,611		(32,457)	8,459,611	8,359,376	6/30/2011
949837CC0	25,381,819	25,201,881		(179,938)	25,201,881	25,004,770	6/30/2011
94984AAR1	28,984,526	28,920,780		(63,746)	28,920,780	28,157,580	6/30/2011
94984AAS9	9,834,523	9,822,590		(11,933)	9,822,590	9,563,280	6/30/2011
94984FAR0	35,000,570	34,869,922		(130,648)	34,869,922	35,442,517	6/30/2011
94984HAC9	36,057,606	35,832,279		(225,327)	35,832,279	36,678,932	6/30/2011
94985JAB6	48,194,982	48,015,850		(179,132)	48,015,850	46,991,250	6/30/2011
94985JBR0	29,095,015	28,960,567		(134,448)	28,960,567	29,230,889	6/30/2011
94985JCA6	28,455,723	28,384,350		(71,373)	28,384,350	27,959,490	6/30/2011
94985LAD7	15,372,480	15,341,859		(30,621)	15,341,859	15,296,021	6/30/2011
94985RAP7	60,789,484	60,595,456		(194,028)	60,595,456	60,278,912	6/30/2011
94985WAP6	20,503,066	20,440,065		(63,001)	20,440,065	20,928,461	6/30/2011
94985WAQ4	76,047,217	75,699,850		(347,367)	75,699,850	71,018,745	6/30/2011
94985WBL4	36,808,718	36,638,302		(170,416)	36,638,302	37,093,079	6/30/2011
94986AAC2	109,651,376	109,007,990		(643,386)	109,007,990	106,429,740	6/30/2011
07387BEP4	1,236,850	—	²	(169,582)	1,067,268	1,067,268	6/30/2011
92976BBV3	12,846,900	—	²	(379,595)	12,467,305	12,467,305	6/30/2011
36828QSJ6	4,838,046	—	²	(88,483)	4,749,563	4,749,563	6/30/2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-107

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
004421MW0	$26,134,851	$25,819,133		$(315,718)	$25,819,133	$19,948,526	3/31/2011
02148YAD6	18,373,356	18,039,367		(333,989)	18,039,367	16,089,686	3/31/2011
026710AE3	447,206	207,373		(239,833)	207,373	203,765	3/31/2011
05947UML9	3,114,619	2,835,685		(278,934)	2,835,685	216,693	3/31/2011
05947UMM7	36,450	—	*	(36,450)	—	143,238	3/31/2011
05948KC98	16,862,524	16,843,139		(19,385)	16,843,139	15,742,234	3/31/2011
05948KLA5	604,953	530,956		(73,997)	530,956	632,086	3/31/2011
05949AA67	2,006,284	1,869,181		(137,103)	1,869,181	3,218,466	3/31/2011
05949AM23	544,074	518,756		(25,318)	518,756	1,357,721	3/31/2011
07401DAM3	3,084,496	2,799,301		(285,195)	2,799,301	2,619,104	3/31/2011
12498NAC7	4,672,423	4,272,197		(400,226)	4,272,197	2,426,275	3/31/2011
12544RAL2	8,561,484	8,498,630		(62,854)	8,498,630	7,859,330	3/31/2011
126670GR3	6,082,523	5,437,768		(644,755)	5,437,768	2,819,453	3/31/2011
126670QT8	3,444,883	3,125,127		(319,756)	3,125,127	2,864,320	3/31/2011
126670QU5	12,164,039	11,087,890		(1,076,149)	11,087,890	9,755,060	3/31/2011
126671R65	3,570,814	3,006,150		(564,664)	3,006,150	1,404,321	3/31/2011
126671R73	1,795,347	1,764,930		(30,417)	1,764,930	1,228,587	3/31/2011
12667FMJ1	16,261,545	15,767,157		(494,388)	15,767,157	10,371,867	3/31/2011
12667FR98	1,187,196	1,158,180		(29,016)	1,158,180	1,742,980	3/31/2011
12668ASR7	6,843,785	6,680,512		(163,273)	6,680,512	4,824,802	3/31/2011
126694W61	24,040,337	23,883,605		(156,732)	23,883,605	22,027,517	3/31/2011
126694XQ6	30,700,106	30,394,828		(305,278)	30,394,828	24,847,192	3/31/2011
12669DN87	673,777	332,309		(341,468)	332,309	1,020,537	3/31/2011
12669EL95	8,482,550	8,401,553		(80,997)	8,401,553	6,635,352	3/31/2011
12669YAF9	19,384,353	18,899,059		(485,294)	18,899,059	18,754,880	3/31/2011
12669YAH5	14,838,083	14,575,582		(262,501)	14,575,582	13,168,921	3/31/2011
12669YAX0	14,411,235	14,187,029		(224,206)	14,187,029	12,623,821	3/31/2011
161546JL1	1,485,648	1,470,737		(14,911)	1,470,737	670,185	3/31/2011
161631AV8	40,084,936	39,812,268		(272,668)	39,812,268	40,647,651	3/31/2011
16163BAP9	28,144,708	27,759,884		(384,824)	27,759,884	26,372,292	3/31/2011
17025JAB9	36,901,741	36,893,393		(8,348)	36,893,393	35,781,306	3/31/2011
17310MAL4	5,011,529	3,828,689		(1,182,840)	3,828,689	2,852,490	3/31/2011
17310MAS9	507,205	459,730		(47,475)	459,730	1,122,064	3/31/2011
20047QAM7	17,902,880	3,151,682		(14,751,198)	3,151,682	10,004,112	3/31/2011
20047QAN5	4,566,404	1,233,498		(3,332,906)	1,233,498	5,994,850	3/31/2011
20173QAJ0	10,027,487	6,204,989		(3,822,498)	6,204,989	7,075,800	3/31/2011
20173QAK7	4,074,318	977,794		(3,096,524)	977,794	4,044,972	3/31/2011
21075WCJ2	837,354	835,799		(1,555)	835,799	787,697	3/31/2011
22541SVH8	6,333,087	5,504,066		(829,021)	5,504,066	4,916,925	3/31/2011
251511AC5	14,410,235	13,394,657		(1,015,578)	13,394,657	12,423,542	3/31/2011
294751BY7	2,387,325	2,360,048		(27,277)	2,360,048	1,504,496	3/31/2011
31393YY41	18,208,783	17,806,025		(402,758)	17,806,025	10,393,929	3/31/2011
32051GN35	26,461,628	26,378,642		(82,986)	26,378,642	23,764,864	3/31/2011
32051GP41	19,478,996	19,470,340		(8,656)	19,470,340	18,338,240	3/31/2011
36159XAJ9	18,655,072	18,319,743		(335,329)	18,319,743	15,945,138	3/31/2011
361849N57	4,911,220	2,623,916		(2,287,304)	2,623,916	3,199,540	3/31/2011
361849N73	460,265	—	*	(460,265)	—	4,367,499	3/31/2011
361849R61	7,914,732	2,971,019		(4,943,713)	2,971,019	5,335,530	3/31/2011
361849R79	895,563	525,976		(369,587)	525,976	2,916,576	3/31/2011
361849R87	735,488	111,137		(624,351)	111,137	3,411,975	3/31/2011
361849S29	249,893	—	*	(249,893)	—	1,165,320	3/31/2011
36185MEG3	14,705,421	14,668,815		(36,606)	14,668,815	14,668,500	3/31/2011
3622ELAD8	39,373,123	38,814,468		(558,655)	38,814,468	31,156,752	3/31/2011
3622MPBE7	49,903,985	49,896,450		(7,535)	49,896,450	46,499,450	3/31/2011
362334ME1	20,513,172	20,302,969		(210,203)	20,302,969	17,775,971	3/31/2011

B-108	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
36237UAA0	$1,976,834	$299,340		$(1,677,494)	$299,340	$297,358	3/31/2011
36828QSL1	840,928	424,359		(416,569)	424,359	1,028,900	3/31/2011
42332QAL7	7,413,917	7,006,131		(407,786)	7,006,131	4,262,450	3/31/2011
46614KAB2	1,868,652	—	*	(1,868,652)	—	500,000	3/31/2011
46625MUH0	821,129	—	*	(821,129)	—	220,515	3/31/2011
46625YA60	3,001,274	2,987,204		(14,070)	2,987,204	1,169,679	3/31/2011
46625YA78	1,159,363	412,216		(747,147)	412,216	1,294,484	3/31/2011
46625YRB1	2,951,644	2,865,195		(86,449)	2,865,195	1,359,505	3/31/2011
46628FAU5	1,967,897	1,719,301		(248,596)	1,719,301	1,825,165	3/31/2011
46629YAM1	3,820,870	3,679,982		(140,888)	3,679,982	12,486,100	3/31/2011
46629YAQ2	852,181	661,343		(190,838)	661,343	2,520,828	3/31/2011
46630AAC2	371,986	371,665		(321)	371,665	875,000	3/31/2011
46630AAG3	228,652	188,527		(40,125)	188,527	360,000	3/31/2011
46630VAP7	1,281,382	880,273		(401,109)	880,273	2,263,308	3/31/2011
46631BAN5	2,067,269	1,962,050		(105,219)	1,962,050	11,743,724	3/31/2011
46632HAR2	338,594	321,213		(17,381)	321,213	1,795,207	3/31/2011
50180JAJ4	5,395,600	1,633,764		(3,761,836)	1,633,764	6,873,272	3/31/2011
525221CM7	24,035,186	23,366,873		(668,313)	23,366,873	16,725,997	3/31/2011
525221EB9	25,485,754	24,683,537		(802,217)	24,683,537	20,946,595	3/31/2011
55312TAG8	20,019,218	19,735,250		(283,968)	19,735,250	16,315,940	3/31/2011
55312TAH6	2,207,998	1,665,240		(542,758)	1,665,240	6,930,460	3/31/2011
55312TAK9	1,463,616	1,366,983		(96,633)	1,366,983	7,008,850	3/31/2011
576434SW5	6,822,609	6,643,763		(178,846)	6,643,763	7,308,884	3/31/2011
59023BAM6	1,241,964	1,138,167		(103,797)	1,138,167	2,100,000	3/31/2011
59023BAN4	759,062	742,577		(16,485)	742,577	2,100,000	3/31/2011
59025KAK8	14,863,537	14,158,504		(705,033)	14,158,504	10,938,160	3/31/2011
61745MX40	2,829,155	500,821		(2,328,334)	500,821	2,223,453	3/31/2011
61745MX57	410,915	236,164		(174,751)	236,164	1,707,255	3/31/2011
61750YAF6	30,510,824	30,257,642		(253,182)	30,257,642	28,800,452	3/31/2011
61753JAM1	265,953	262,049		(3,904)	262,049	4,110,640	3/31/2011
61754KAH8	32,037,425	31,954,014		(83,411)	31,954,014	28,214,790	3/31/2011
749577AL6	17,749,260	17,612,942		(136,318)	17,612,942	12,463,414	3/31/2011
74957EAE7	18,052,385	17,809,927		(242,458)	17,809,927	17,254,742	3/31/2011
74957EAF4	37,739,040	37,226,534		(512,506)	37,226,534	35,384,715	3/31/2011
74957VAQ2	21,876,010	21,776,902		(99,108)	21,776,902	20,502,339	3/31/2011
74957XAF2	36,336,989	36,121,369		(215,620)	36,121,369	32,099,111	3/31/2011
749583AH3	9,922,978	9,828,768		(94,210)	9,828,768	8,661,614	3/31/2011
74958AAD6	31,449,361	30,659,726		(789,635)	30,659,726	28,651,915	3/31/2011
74958AAH7	27,528,556	26,958,450		(570,106)	26,958,450	25,888,560	3/31/2011
74958EAD8	48,651,248	47,887,750		(763,498)	47,887,750	47,710,650	3/31/2011
75971EAF3	361,836	355,848		(5,988)	355,848	286,121	3/31/2011
76110HNQ8	2,633,445	2,541,404		(92,041)	2,541,404	1,896,437	3/31/2011
76110HSH3	994,572	886,275		(108,297)	886,275	561,962	3/31/2011
76110WTB2	3,595,530	3,411,697		(183,833)	3,411,697	1,293,373	3/31/2011
76110WTU0	2,611,711	2,532,463		(79,248)	2,532,463	1,045,322	3/31/2011
76110WUL8	14,294,626	14,272,968		(21,658)	14,272,968	6,850,410	3/31/2011
76110WWK8	1,519,032	971,769		(547,263)	971,769	636,777	3/31/2011
76110WXR2	9,343,952	8,901,101		(442,851)	8,901,101	4,685,343	3/31/2011
761118CZ9	9,917,785	9,852,695		(65,090)	9,852,695	8,930,139	3/31/2011
761118PQ5	11,963,158	11,871,034		(92,124)	11,871,034	10,061,385	3/31/2011
76113GAC2	220,904	168,594		(52,310)	168,594	387,051	3/31/2011
81375WHJ8	11,994,033	11,748,937		(245,096)	11,748,937	6,288,801	3/31/2011
81375WHK5	3,583,984	3,560,106		(23,878)	3,560,106	2,697,555	3/31/2011
86359BFG1	2,961,522	1,918,424		(1,043,098)	1,918,424	2,105,972	3/31/2011
92976UAA8	2,539,718	2,288,499		(251,219)	2,288,499	5,600,000	3/31/2011

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-109

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92977RAK2	$5,148,529	$4,022,307		$(1,126,222)	$4,022,307	$4,002,510	3/31/2011
94980SBJ3	18,920,645	18,908,520		(12,125)	18,908,520	19,434,920	3/31/2011
949837AF5	68,370,975	68,287,919		(83,056)	68,287,919	65,117,660	3/31/2011
949837BE7	19,786,077	19,760,612		(25,465)	19,760,612	19,692,088	3/31/2011
949837BK3	8,501,003	8,490,908		(10,095)	8,490,908	8,357,873	3/31/2011
94984FAR0	35,153,298	35,006,469		(146,829)	35,006,469	35,362,766	3/31/2011
94984XAB6	9,278,978	9,211,401		(67,577)	9,211,401	9,528,038	3/31/2011
94984XAD2	7,673,000	7,617,061		(55,939)	7,617,061	7,877,512	3/31/2011
94984XAM2	11,712,546	11,626,954		(85,592)	11,626,954	12,019,770	3/31/2011
94985JAB6	48,221,105	48,202,750		(18,355)	48,202,750	47,740,150	3/31/2011
94985JBR0	29,114,124	29,102,779		(11,345)	29,102,779	29,598,947	3/31/2011
94985JCA6	28,507,528	28,483,710		(23,818)	28,483,710	28,460,520	3/31/2011
94986AAC2	109,742,861	109,672,080		(70,781)	109,672,080	106,206,985	3/31/2011
740408AA7	9,395,362	—	²	(2,503,582)	6,891,780	6,891,780	3/31/2011
92976BBV3	1,982,600	—	²	(127,452)	1,855,148	1,855,148	3/31/2011
36828QSJ6	4,973,252	—	²	(135,206)	4,838,046	4,838,046	3/31/2011
92976BBV3	11,746,905	—	²	(755,153)	10,991,752	10,991,752	3/31/2011
07387BEP4	1,426,135	—	²	(189,284)	1,236,851	1,236,851	3/31/2011
02660TFM0	9,072,871	8,993,572		(79,299)	8,993,572	5,104,550	12/31/2010
03762AAG4	2,101,951	2,013,089		(88,862)	2,013,089	1,179,900	12/31/2010
05947UMM7	1,960,454	36,449		(1,924,005)	36,449	149,096	12/31/2010
059511AM7	1,035,890	—	*	(1,035,890)	—	1,105,164	12/31/2010
059511AS4	749,798	—	*	(749,798)	—	1,406,667	12/31/2010
059511AU9	845,707	—	*	(845,707)	—	1,373,330	12/31/2010
07383F6U7	2,490,124	2,094,925		(395,199)	2,094,925	3,100,870	12/31/2010
07387BEQ2	820,330	447,544		(372,786)	447,544	1,811,230	12/31/2010
07388VAL2	10,747,974	7,302,404		(3,445,570)	7,302,404	4,214,420	12/31/2010
07388YBC5	1,417,660	—	*	(1,417,660)	—	990,577	12/31/2010
07388YBE1	855,193	—	*	(855,193)	—	630,000	12/31/2010
07401DAM3	3,439,369	3,083,707		(355,662)	3,083,707	1,972,655	12/31/2010
12498NAC7	4,999,786	4,674,166		(325,620)	4,674,166	2,499,495	12/31/2010
126671R65	3,749,037	3,574,283		(174,754)	3,574,283	1,375,277	12/31/2010
126671TV8	435,057	319,559		(115,498)	319,559	168,056	12/31/2010
126671TW6	448,023	394,139		(53,884)	394,139	210,082	12/31/2010
20047EAM4	1,814,136	1,197,607		(616,529)	1,197,607	5,642,594	12/31/2010
20047QAN5	11,304,365	4,660,376		(6,643,989)	4,660,376	5,416,753	12/31/2010
20173QAK7	6,017,476	4,101,651		(1,915,825)	4,101,651	3,633,294	12/31/2010
20173TAP0	1,780,482	722,541		(1,057,941)	722,541	3,688,180	12/31/2010
22544QAK5	1,798,847	709,514		(1,089,333)	709,514	6,708,762	12/31/2010
22608SAD0	3,150,813	3,071,255		(79,558)	3,071,255	600,009	12/31/2010
294751DY5	1,226,812	903,019		(323,793)	903,019	260,169	12/31/2010
36159XAJ9	19,512,730	18,670,215		(842,515)	18,670,215	10,504,542	12/31/2010
361849N57	5,009,542	4,922,538		(87,004)	4,922,538	3,074,680	12/31/2010
361849N73	1,264,245	704,837		(559,408)	704,837	4,954,623	12/31/2010
361849R61	9,617,774	7,935,307		(1,682,467)	7,935,307	4,877,148	12/31/2010
361849R79	4,702,135	963,680		(3,738,455)	963,680	2,659,464	12/31/2010
361849R87	1,586,254	866,712		(719,542)	866,712	3,096,156	12/31/2010
361849S29	426,981	326,781		(100,200)	326,781	1,165,320	12/31/2010
36228CDP5	707,260	471,910		(235,350)	471,910	1,040,356	12/31/2010
36228CYQ0	18,382,849	18,045,609		(337,240)	18,045,609	12,913,908	12/31/2010
3622ELAD8	41,439,863	40,333,120		(1,106,743)	40,333,120	32,759,823	12/31/2010
362332AM0	4,533,075	4,250,580		(282,495)	4,250,580	1,500,000	12/31/2010
362334ME1	21,081,013	20,974,961		(106,052)	20,974,961	16,318,857	12/31/2010
36298JAA1	21,479,336	19,948,371		(1,530,965)	19,948,371	13,746,958	12/31/2010
46625MQ77	619,843	270,160		(349,683)	270,160	196,715	12/31/2010

B-110	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625MUH0	$1,191,047	$821,129		$(369,918)	$821,129	$635,138	12/31/2010
46625YA78	3,989,943	1,223,441		(2,766,502)	1,223,441	1,199,316	12/31/2010
46625YC68	192,699	137,255		(55,444)	137,255	304,000	12/31/2010
46625YRB1	4,095,553	3,032,138		(1,063,415)	3,032,138	2,185,563	12/31/2010
46628FAU5	3,244,633	2,010,465		(1,234,168)	2,010,465	1,417,955	12/31/2010
46629PAG3	4,152,176	3,729,601		(422,575)	3,729,601	2,989,477	12/31/2010
46629PAU2	625,708	491,322		(134,386)	491,322	1,395,696	12/31/2010
46629YAM1	4,299,779	4,041,162		(258,617)	4,041,162	8,095,640	12/31/2010
46629YAQ2	955,307	909,968		(45,339)	909,968	1,874,158	12/31/2010
46630AAC2	494,162	414,909		(79,253)	414,909	595,000	12/31/2010
46631BAN5	4,758,756	2,507,697		(2,251,059)	2,507,697	10,524,883	12/31/2010
46631BAP0	1,116,985	1,083,703		(33,282)	1,083,703	4,835,036	12/31/2010
46632HAQ4	387,089	234,521		(152,568)	234,521	640,263	12/31/2010
46632HAR2	657,982	413,493		(244,489)	413,493	1,445,123	12/31/2010
50179AAL1	13,174,417	12,419,388		(755,029)	12,419,388	4,828,886	12/31/2010
50179AAM9	1,005,481	790,316		(215,165)	790,316	480,000	12/31/2010
50180CAM2	337,891	277,303		(60,588)	277,303	2,842,250	12/31/2010
52108HF82	7,459,725	5,924,509		(1,535,216)	5,924,509	5,205,529	12/31/2010
52108HV76	4,377,380	741,715		(3,635,665)	741,715	1,821,350	12/31/2010
52108MGC1	3,137,225	628,286		(2,508,939)	628,286	1,267,523	12/31/2010
52108MGD9	369,749	—	*	(369,749)	—	497,400	12/31/2010
525221EB9	27,039,152	26,946,967		(92,185)	26,946,967	21,562,436	12/31/2010
59025KAK8	18,903,173	14,904,466		(3,998,707)	14,904,466	9,272,020	12/31/2010
59025WAU0	3,874,226	3,161,797		(712,429)	3,161,797	1,874,928	12/31/2010
60688BAM0	1,868,835	1,400,980		(467,855)	1,400,980	2,517,984	12/31/2010
60688BAS7	1,558,562	1,157,994		(400,568)	1,157,994	2,520,386	12/31/2010
617451CA5	7,211,647	6,847,722		(363,925)	6,847,722	3,362,630	12/31/2010
61746WE97	205,421	114,771		(90,650)	114,771	713,866	12/31/2010
61746WF21	44,826	—	*	(44,826)	—	129,579	12/31/2010
61753JAL3	1,461,072	613,152		(847,920)	613,152	4,701,500	12/31/2010
61753JAM1	651,003	400,720		(250,283)	400,720	3,409,210	12/31/2010
61753JAN9	436,652	238,561		(198,091)	238,561	1,621,328	12/31/2010
61754KAH8	34,531,549	32,008,837		(2,522,712)	32,008,837	20,419,998	12/31/2010
61754KAN5	14,246,522	—	*	(14,246,522)	—	11,932,260	12/31/2010
61754KAP0	2,120,835	—	*	(2,120,835)	—	3,653,011	12/31/2010
76110WQA7	14,360,762	14,183,346		(177,416)	14,183,346	6,766,953	12/31/2010
76110WRW8	2,900,673	2,557,357		(343,316)	2,557,357	720,800	12/31/2010
81375WHJ8	13,468,350	12,013,441		(1,454,909)	12,013,441	6,643,498	12/31/2010
81375WHK5	3,992,206	3,666,950		(325,256)	3,666,950	2,376,394	12/31/2010
92976UAA8	3,123,080	2,712,496		(410,584)	2,712,496	2,800,000	12/31/2010
92977RAK2	5,447,870	5,160,766		(287,104)	5,160,766	3,041,064	12/31/2010
02148FAW5	23,469,071	23,456,026		(13,045)	23,456,026	20,626,166	12/31/2010
02149HAK6	21,622,113	21,396,405		(225,708)	21,396,405	22,846,880	12/31/2010
02151CBD7	24,471,198	24,001,487		(469,711)	24,001,487	23,706,444	12/31/2010
02151NBA9	15,480,186	15,291,181		(189,005)	15,291,181	13,428,018	12/31/2010
05946XL92	11,074,631	10,989,293		(85,338)	10,989,293	9,273,597	12/31/2010
05948KB65	9,575,839	9,448,438		(127,401)	9,448,438	7,787,100	12/31/2010
05948KC98	17,059,882	17,047,745		(12,137)	17,047,745	15,271,833	12/31/2010
05948KF20	17,433,474	17,417,390		(16,084)	17,417,390	16,163,338	12/31/2010
05948KKZ1	4,378,874	4,348,094		(30,780)	4,348,094	3,162,909	12/31/2010
05948KLA5	748,470	655,160		(93,310)	655,160	968,395	12/31/2010
05948KP37	10,440,935	10,342,820		(98,115)	10,342,820	9,470,228	12/31/2010
12543TAD7	9,455,636	9,424,960		(30,676)	9,424,960	8,013,000	12/31/2010
12543UAD4	42,092,525	41,384,370		(708,155)	41,384,370	38,905,393	12/31/2010
12543UAE2	14,949,354	14,714,571		(234,783)	14,714,571	13,537,440	12/31/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-111

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$48,165,626	$47,278,200	$(887,426)	$47,278,200	$30,525,000	12/31/2010
12544DAK5	21,408,332	21,278,877	(129,455)	21,278,877	19,988,228	12/31/2010
12544DAQ2	15,270,767	15,189,090	(81,677)	15,189,090	13,553,792	12/31/2010
12544LAK7	30,760,928	30,597,504	(163,424)	30,597,504	29,382,400	12/31/2010
12544RAL2	8,573,674	8,569,990	(3,684)	8,569,990	6,884,000	12/31/2010
12545CAU4	37,156,526	37,023,160	(133,366)	37,023,160	37,092,000	12/31/2010
12667F4N2	9,394,946	9,362,609	(32,337)	9,362,609	7,370,515	12/31/2010
12667F5J0	19,508,667	19,458,636	(50,031)	19,458,636	16,864,398	12/31/2010
12667F5Z4	6,127,911	6,074,174	(53,737)	6,074,174	23,122,722	12/31/2010
12667F5Z4	21,006,008	20,971,664	(34,344)	20,971,664	23,122,722	12/31/2010
12667F7D1	24,551,494	24,417,749	(133,745)	24,417,749	20,944,078	12/31/2010
12667FR98	1,434,383	1,345,289	(89,094)	1,345,289	2,014,288	12/31/2010
12667FYZ2	11,827,718	9,763,883	(2,063,835)	9,763,883	5,306,397	12/31/2010
12667GBA0	14,356,377	14,265,050	(91,327)	14,265,050	54,951,911	12/31/2010
12667GBA0	23,954,630	23,799,646	(154,984)	23,799,646	54,951,911	12/31/2010
12667GBA0	28,520,429	28,356,700	(163,729)	28,356,700	54,951,911	12/31/2010
12667GFB4	24,466,401	24,329,899	(136,502)	24,329,899	54,299,602	12/31/2010
12667GFB4	41,264,741	41,037,127	(227,614)	41,037,127	54,299,602	12/31/2010
12667GFT5	18,562,240	18,474,874	(87,366)	18,474,874	15,007,688	12/31/2010
12667GJG9	15,775,364	15,766,092	(9,272)	15,766,092	12,829,793	12/31/2010
12667GJR5	50,983,827	50,777,728	(206,099)	50,777,728	40,057,620	12/31/2010
12667GLE1	29,155,691	29,145,504	(10,187)	29,145,504	25,833,254	12/31/2010
12667GQA4	22,109,149	21,879,738	(229,411)	21,879,738	18,047,633	12/31/2010
12667GW74	19,617,942	19,539,187	(78,755)	19,539,187	16,537,691	12/31/2010
12668AAG0	15,979,719	15,516,771	(462,948)	15,516,771	15,873,697	12/31/2010
126694JS8	27,801,206	27,787,428	(13,778)	27,787,428	22,064,889	12/31/2010
126694W61	23,884,838	23,708,747	(176,091)	23,708,747	18,993,432	12/31/2010
126694XQ6	30,891,681	30,711,314	(180,367)	30,711,314	26,691,546	12/31/2010
12669D5V6	3,366,133	3,224,123	(142,010)	3,224,123	2,161,792	12/31/2010
12669DN79	3,832,053	3,076,024	(756,029)	3,076,024	2,305,674	12/31/2010
12669EWY8	8,695,050	8,642,661	(52,389)	8,642,661	6,982,960	12/31/2010
12669EWZ5	1,659,203	1,236,059	(423,144)	1,236,059	1,567,961	12/31/2010
12669YAF9	19,396,737	19,386,356	(10,381)	19,386,356	10,846,750	12/31/2010
12670AAF8	45,556,274	45,009,286	(546,988)	45,009,286	39,241,526	12/31/2010
161631AV8	40,499,302	40,096,350	(402,952)	40,096,350	35,712,547	12/31/2010
16163BAP9	28,514,838	28,163,886	(350,952)	28,163,886	24,986,500	12/31/2010
16165TBJ1	9,210,012	9,136,783	(73,229)	9,136,783	8,184,917	12/31/2010
170255AS2	14,567,961	14,517,614	(50,347)	14,517,614	13,461,000	12/31/2010
17025TAV3	27,400,420	27,375,370	(25,050)	27,375,370	25,509,873	12/31/2010
1729732W8	20,382,764	20,315,199	(67,565)	20,315,199	17,354,537	12/31/2010
17310AAR7	32,430,459	32,419,024	(11,435)	32,419,024	24,900,996	12/31/2010
17312FAD5	9,808,087	9,796,800	(11,287)	9,796,800	8,686,000	12/31/2010
22541Q4M1	6,735,654	6,418,429	(317,225)	6,418,429	3,526,395	12/31/2010
22541SVH8	6,484,621	6,430,759	(53,862)	6,430,759	3,627,227	12/31/2010
251510ET6	3,345,541	3,209,845	(135,696)	3,209,845	1,586,646	12/31/2010
32051G2J3	20,635,774	20,567,316	(68,458)	20,567,316	17,988,737	12/31/2010
32051GN35	27,101,137	26,907,870	(193,267)	26,907,870	19,863,250	12/31/2010
32051GP41	19,697,380	19,476,620	(220,760)	19,476,620	14,994,000	12/31/2010
32051GVL6	24,502,122	24,194,205	(307,917)	24,194,205	22,632,548	12/31/2010
362669AQ6	9,992,478	9,836,120	(156,358)	9,836,120	9,037,754	12/31/2010
46627MAC1	10,865,010	10,703,051	(161,959)	10,703,051	7,621,227	12/31/2010
46628YBK5	29,058,810	28,786,174	(272,636)	28,786,174	26,129,350	12/31/2010
46628YBP4	15,236,182	15,097,096	(139,086)	15,097,096	11,056,346	12/31/2010
52521RAS0	1,883,100	1,784,443	(98,657)	1,784,443	2,390,945	12/31/2010
576434JM7	5,273,080	4,794,747	(478,333)	4,794,747	3,308,819	12/31/2010

B-112	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74951PEA2	$475,727	$462,483		$(13,244)	$462,483	$381,945	12/31/2010
749577AL6	18,052,454	17,775,596		(276,858)	17,775,596	11,959,216	12/31/2010
74957EAE7	18,232,309	18,044,355		(187,954)	18,044,355	16,918,370	12/31/2010
74957EAF4	38,283,506	37,751,749		(531,757)	37,751,749	34,693,545	12/31/2010
74957VAQ2	22,154,815	21,889,958		(264,857)	21,889,958	20,054,567	12/31/2010
74957XAF2	36,766,143	36,351,790		(414,353)	36,351,790	30,585,720	12/31/2010
749583AH3	10,049,814	9,934,668		(115,146)	9,934,668	4,931,266	12/31/2010
74958AAD6	13,436,388	13,414,590		(21,798)	13,414,590	27,992,687	12/31/2010
74958AAD6	18,104,246	18,066,777		(37,469)	18,066,777	27,992,687	12/31/2010
74958BAH5	25,527,558	25,194,638		(332,920)	25,194,638	22,300,818	12/31/2010
74958EAD8	48,792,758	48,664,800		(127,958)	48,664,800	43,555,000	12/31/2010
75115CAG2	7,692,270	7,620,317		(71,953)	7,620,317	7,894,687	12/31/2010
76110HQS1	4,259,475	4,133,507		(125,968)	4,133,507	4,000,830	12/31/2010
76110HX53	10,221,637	10,177,036		(44,601)	10,177,036	8,533,547	12/31/2010
76110HX87	22,805,054	22,632,748		(172,306)	22,632,748	18,830,017	12/31/2010
761118CZ9	10,039,550	10,005,568		(33,982)	10,005,568	9,365,092	12/31/2010
76114DAE4	13,559,309	13,519,856		(39,453)	13,519,856	13,404,091	12/31/2010
949772AD9	28,243,539	28,132,050		(111,489)	28,132,050	23,501,359	12/31/2010
949837AF5	68,474,786	68,353,707		(121,079)	68,353,707	44,639,062	12/31/2010
949837BE7	19,812,631	19,775,778		(36,853)	19,775,778	16,546,363	12/31/2010
949837BK3	8,514,486	8,499,688		(14,798)	8,499,688	7,110,656	12/31/2010
949837CC0	25,450,065	25,373,072		(76,993)	25,373,072	20,690,221	12/31/2010
94983BAP4	15,420,570	15,386,926		(33,644)	15,386,926	12,756,150	12/31/2010
94984AAR1	29,144,103	28,982,130		(161,973)	28,982,130	17,766,000	12/31/2010
94984AAS9	9,953,947	9,909,440		(44,507)	9,909,440	9,662,000	12/31/2010
94984FAR0	35,173,276	35,157,002		(16,274)	35,157,002	34,782,734	12/31/2010
94984HAC9	36,429,878	36,105,824		(324,054)	36,105,824	34,059,273	12/31/2010
94984XAB6	9,370,975	9,287,499		(83,476)	9,287,499	5,478,272	12/31/2010
94984XAD2	7,749,136	7,680,094		(69,042)	7,680,094	4,557,000	12/31/2010
94984XAM2	11,829,067	11,723,543		(105,524)	11,723,543	8,324,642	12/31/2010
94985JAB6	48,321,959	48,228,400		(93,559)	48,228,400	44,145,000	12/31/2010
94985JBR0	29,162,715	29,121,539		(41,176)	29,121,539	27,803,419	12/31/2010
94985JCA6	28,558,476	28,534,710		(23,766)	28,534,710	26,562,000	12/31/2010
94985LAD7	15,368,802	15,349,891		(18,911)	15,349,891	12,980,185	12/31/2010
94985RAP7	61,243,009	60,846,336		(396,673)	60,846,336	47,827,200	12/31/2010
94985WAP6	21,483,619	21,439,796		(43,823)	21,439,796	19,756,941	12/31/2010
94985WAQ4	73,940,814	73,680,424		(260,390)	73,680,424	62,384,887	12/31/2010
94985WBL4	36,878,714	36,769,287		(109,427)	36,769,287	30,262,158	12/31/2010
94986AAC2	19,180,863	19,096,840		(84,023)	19,096,840	102,925,000	12/31/2010
94986AAC2	19,329,580	19,244,820		(84,760)	19,244,820	102,925,000	12/31/2010
94986AAC2	71,734,602	71,420,325		(314,277)	71,420,325	102,925,000	12/31/2010
03702YAC4	14,400	—	²	(7,200)	7,200	7,200	12/31/2010
07387BEK5	9,182,390	—	²	(5,509,271)	3,673,119	3,673,119	12/31/2010
07387BEN9	3,313,391	—	²	(2,161,953)	1,151,438	1,151,438	12/31/2010
07387BEP4	1,934,097	—	²	(507,963)	1,426,134	1,426,134	12/31/2010
17310MAQ3	9,598,479	—	²	(4,877,589)	4,720,890	4,720,890	12/31/2010
20173MAM2	4,964,116	—	²	(3,466,972)	1,497,144	1,497,144	12/31/2010
36828QSJ6	10,856,558	—	²	(5,883,307)	4,973,251	4,973,251	12/31/2010
59023BAL8	4,712,257	—	²	(2,869,173)	1,843,084	1,843,084	12/31/2010
74040KAC6	4,024,899	—	²	(919,386)	3,105,513	3,105,513	12/31/2010
92976BBV3	3,224,723	—	²	(1,242,124)	1,982,599	1,982,599	12/31/2010
92976BBV3	23,512,118	—	²	(11,765,214)	11,746,904	11,746,904	12/31/2010
92978MAL0	10,612,719	—	²	(3,872,055)	6,740,664	6,740,664	12/31/2010
46625MQ85	1,057,827	2,824		(1,055,003)	2,824	233,586	9/30/2010
22544QAM1	487,456	27,610		(459,846)	27,610	6,078,402	9/30/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-113

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
92978QAJ6	$33,516	$29,201	$(4,315)	$29,201	$45,068	9/30/2010
50180CAV2	513,643	56,863	(456,780)	56,863	900,000	9/30/2010
50180JAL9	78,357	58,000	(20,357)	58,000	840,000	9/30/2010
46625M2Y4	127,218	90,542	(36,676)	90,542	168,938	9/30/2010
20173MAQ3	340,808	152,700	(188,108)	152,700	450,000	9/30/2010
03927PAG3	1,003,568	191,997	(811,571)	191,997	180,000	9/30/2010
46625YC68	1,201,084	217,132	(983,952)	217,132	770,491	9/30/2010
50180JAK1	17,728,775	251,080	(17,477,695)	251,080	5,568,380	9/30/2010
03927PAH1	3,010,831	378,597	(2,632,234)	378,597	465,000	9/30/2010
46632HAQ4	502,407	410,663	(91,744)	410,663	562,770	9/30/2010
50177AAL3	928,391	418,825	(509,566)	418,825	2,683,060	9/30/2010
52108MGD9	511,840	436,322	(75,518)	436,322	497,400	9/30/2010
61745MX57	2,601,720	479,664	(2,122,056)	479,664	1,481,676	9/30/2010
50180CAM2	1,960,200	490,243	(1,469,957)	490,243	2,554,245	9/30/2010
361849S29	2,229,531	509,443	(1,720,088)	509,443	3,046,218	9/30/2010
61745MU68	1,350,938	535,909	(815,029)	535,909	1,994,764	9/30/2010
361849K84	3,973,100	552,964	(3,420,136)	552,964	3,000,254	9/30/2010
46625MQ77	759,578	619,476	(140,102)	619,476	157,342	9/30/2010
61751NAQ5	819,550	680,057	(139,493)	680,057	1,032,044	9/30/2010
36228CDP5	767,216	707,260	(59,956)	707,260	1,050,518	9/30/2010
46625M2W8	1,031,919	782,253	(249,666)	782,253	174,387	9/30/2010
294751EM0	1,506,623	831,775	(674,848)	831,775	250,445	9/30/2010
805564NE7	2,078,249	897,226	(1,181,023)	897,226	284,686	9/30/2010
07387BEQ2	936,886	921,644	(15,242)	921,644	1,679,372	9/30/2010
52108HZ80	1,227,132	976,255	(250,877)	976,255	2,483,719	9/30/2010
50179AAM9	1,354,724	1,047,071	(307,653)	1,047,071	480,000	9/30/2010
46625MUH0	4,605,575	1,191,047	(3,414,528)	1,191,047	1,742,729	9/30/2010
361849N73	9,996,216	1,268,522	(8,727,694)	1,268,522	5,013,340	9/30/2010
46631BAP0	2,024,805	1,271,800	(753,005)	1,271,800	4,168,738	9/30/2010
46630VAP7	2,972,270	1,328,263	(1,644,007)	1,328,263	1,568,592	9/30/2010
36298JAC7	1,834,754	1,633,630	(201,124)	1,633,630	750,000	9/30/2010
361849R87	10,524,919	1,707,335	(8,817,584)	1,707,335	2,773,103	9/30/2010
20173TAP0	7,846,013	1,883,441	(5,962,572)	1,883,441	3,328,123	9/30/2010
60688BAM0	2,426,047	1,968,375	(457,672)	1,968,375	2,211,318	9/30/2010
07387BEP4	2,571,979	1,969,179	(602,800)	1,969,179	1,319,047	9/30/2010
22544QAK5	3,458,269	2,028,181	(1,430,088)	2,028,181	5,817,474	9/30/2010
03762AAG4	2,267,403	2,115,821	(151,582)	2,115,821	669,000	9/30/2010
60687UAM9	2,665,917	2,224,903	(441,014)	2,224,903	1,356,766	9/30/2010
61751NAN2	5,016,590	2,335,548	(2,681,042)	2,335,548	1,514,820	9/30/2010
55312TAH6	4,025,969	2,425,063	(1,600,906)	2,425,063	3,848,100	9/30/2010
07383F6U7	4,544,157	2,523,716	(2,020,441)	2,523,716	2,917,320	9/30/2010
61745MX40	3,005,245	2,832,830	(172,415)	2,832,830	1,934,883	9/30/2010
61749WAJ6	3,131,729	2,976,424	(155,305)	2,976,424	2,610,356	9/30/2010
52108MGC1	3,824,197	3,155,305	(668,892)	3,155,305	1,174,873	9/30/2010
61745M6T5	5,294,616	3,219,448	(2,075,168)	3,219,448	3,402,161	9/30/2010
46628FAU5	4,037,131	3,268,489	(768,642)	3,268,489	1,305,785	9/30/2010
92976UAA8	10,526,641	3,285,654	(7,240,987)	3,285,654	1,820,000	9/30/2010
59022HBW1	5,862,578	3,821,756	(2,040,822)	3,821,756	1,872,228	9/30/2010
07387BAT0	4,534,942	3,983,278	(551,664)	3,983,278	1,709,633	9/30/2010
81375WHK5	4,270,433	4,033,599	(236,834)	4,033,599	2,176,741	9/30/2010
03927PAF5	5,015,517	4,193,790	(821,727)	4,193,790	1,050,000	9/30/2010
61749WAH0	4,477,955	4,259,879	(218,076)	4,259,879	3,597,948	9/30/2010
396789KF5	4,416,306	4,367,634	(48,672)	4,367,634	1,844,566	9/30/2010
52108HV76	4,714,587	4,387,185	(327,402)	4,387,185	2,177,995	9/30/2010
46629YAM1	8,430,490	4,516,533	(3,913,957)	4,516,533	7,004,700	9/30/2010

B-114	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
20173MAN0	$6,985,383	$4,641,381		$(2,344,002)	$4,641,381	$2,800,000	9/30/2010
361849R79	6,014,394	4,719,268		(1,295,126)	4,719,268	2,522,106	9/30/2010
46631BAN5	5,386,554	5,053,566		(332,988)	5,053,566	9,091,732	9/30/2010
61754JAM0	6,257,352	5,085,114		(1,172,238)	5,085,114	3,054,182	9/30/2010
92977RAK2	6,000,000	5,455,051		(544,949)	5,455,051	2,810,760	9/30/2010
50180JAJ4	12,276,489	5,571,591		(6,704,898)	5,571,591	4,764,503	9/30/2010
59022HJU7	11,674,617	5,635,576		(6,039,041)	5,635,576	6,285,333	9/30/2010
52108HF82	7,727,956	7,452,402		(275,554)	7,452,402	5,477,803	9/30/2010
46625MZG7	14,378,021	7,761,562		(6,616,459)	7,761,562	7,068,304	9/30/2010
92977QAM0	9,999,889	8,976,592		(1,023,297)	8,976,592	7,785,280	9/30/2010
17310MAQ3	10,917,564	9,677,098		(1,240,466)	9,677,098	3,092,280	9/30/2010
92978MAL0	10,891,007	10,594,077		(296,930)	10,594,077	6,121,980	9/30/2010
760985XK2	11,177,627	10,796,094		(381,533)	10,796,094	5,812,531	9/30/2010
92978TAK7	14,624,706	11,979,384		(2,645,322)	11,979,384	6,905,860	9/30/2010
81375WHJ8	14,316,870	13,476,996		(839,874)	13,476,996	6,308,833	9/30/2010
36242DDD2	14,949,165	14,918,720		(30,445)	14,918,720	13,206,450	9/30/2010
61749EAE7	18,695,577	18,367,862		(327,715)	18,367,862	14,629,965	9/30/2010
36228CYQ0	19,061,878	18,417,176		(644,702)	18,417,176	10,564,431	9/30/2010
03762CAE5	20,000,000	19,175,412		(824,588)	19,175,412	4,278,000	9/30/2010
55312TAG8	20,068,059	20,027,948		(40,111)	20,027,948	9,761,480	9/30/2010
36298JAA1	24,766,309	22,359,588		(2,406,721)	22,359,588	13,478,365	9/30/2010
87222PAE3	28,206,921	26,236,469		(1,970,452)	26,236,469	17,684,360	9/30/2010
525221EB9	28,731,701	27,779,667		(952,034)	27,779,667	21,675,300	9/30/2010
36242DSS3	27,998,997	27,925,439		(73,558)	27,925,439	24,350,900	9/30/2010
52522HAL6	32,497,160	30,700,898		(1,796,262)	30,700,898	19,912,720	9/30/2010
337925CP4	708,577	—	*	(708,577)	—	681,596	9/30/2010
337925CZ2	610,176	—	*	(610,176)	—	548,633	9/30/2010
337925DL2	473,971	—	*	(473,971)	—	461,740	9/30/2010
337925EG2	1,044,691	—	*	(1,044,691)	—	714,399	9/30/2010
337925EH0	474,932	—	*	(474,932)	—	422,913	9/30/2010
337925EU1	1,214,988	—	*	(1,214,988)	—	1,178,254	9/30/2010
337925CA7	428,760	—	*	(428,760)	—	428,944	9/30/2010
46625MZH5	973,556	—	*	(973,556)	—	647,412	9/30/2010
50180JAR6	37,891	—	*	(37,891)	—	840,000	9/30/2010
50180JAM7	191,908	—	*	(191,908)	—	1,700,000	9/30/2010
50180CAW0	348,525	—	*	(348,525)	—	647,640	9/30/2010
362332AN8	398,583	—	*	(398,583)	—	500,000	9/30/2010
22544QAN9	271,620	—	*	(271,620)	—	2,556,246	9/30/2010
291701CS7	357,217	—	*	(357,217)	—	340,483	9/30/2010
337937AK2	555,930	—	*	(555,930)	—	722,709	9/30/2010
291701CN8	843,207	—	*	(843,207)	—	871,099	9/30/2010
225458SA7	2,727,617	—	*	(2,727,617)	—	2,663,768	9/30/2010
22544QAP4	60,547	—	*	(60,547)	—	1,334,085	9/30/2010
74040KAC6	3,935,934	—	²	(934,784)	3,001,150	3,001,150	9/30/2010
74951PEA2	515,298	501,141		(14,157)	501,141	383,289	9/30/2010
05948KLA5	794,663	789,904		(4,759)	789,904	958,430	9/30/2010
12669DN87	1,039,821	851,895		(187,926)	851,895	1,283,223	9/30/2010
76110HSH3	1,655,812	1,148,317		(507,495)	1,148,317	616,643	9/30/2010
12667FR98	1,634,046	1,588,689		(45,357)	1,588,689	1,372,774	9/30/2010
76110HHB8	2,172,936	1,711,873		(461,063)	1,711,873	1,619,613	9/30/2010
52521RAS0	2,357,220	1,999,845		(357,375)	1,999,845	1,262,735	9/30/2010
12669E4W3	2,775,166	2,218,359		(556,807)	2,218,359	2,657,258	9/30/2010
05949AA67	2,301,179	2,246,111		(55,068)	2,246,111	3,101,032	9/30/2010
76110HNQ8	2,978,792	2,836,485		(142,307)	2,836,485	1,900,872	9/30/2010
251510CY7	4,008,391	3,877,663		(130,728)	3,877,663	2,457,374	9/30/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-115

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12669DN79	$4,281,079	$3,932,407	$(348,672)	$3,932,407	$2,303,428	9/30/2010
76110HQS1	4,582,481	4,359,220	(223,261)	4,359,220	3,995,766	9/30/2010
05948KKZ1	4,469,511	4,442,425	(27,086)	4,442,425	3,137,443	9/30/2010
576434JM7	5,523,783	5,415,092	(108,691)	5,415,092	3,306,110	9/30/2010
12667GUG6	6,076,219	5,956,519	(119,700)	5,956,519	5,270,371	9/30/2010
76110HSG5	6,261,452	6,042,010	(219,442)	6,042,010	3,928,811	9/30/2010
32051GFL4	7,399,409	7,313,027	(86,382)	7,313,027	5,749,581	9/30/2010
12667FW92	7,483,674	7,461,412	(22,262)	7,461,412	7,874,328	9/30/2010
05948KF38	7,700,164	7,591,407	(108,757)	7,591,407	7,856,195	9/30/2010
94984XAD2	7,777,291	7,755,115	(22,176)	7,755,115	4,252,391	9/30/2010
949837BK3	8,529,969	8,512,962	(17,007)	8,512,962	6,582,888	9/30/2010
12544RAL2	8,654,164	8,581,480	(72,684)	8,581,480	6,388,110	9/30/2010
12669EL95	8,835,696	8,797,873	(37,823)	8,797,873	6,601,090	9/30/2010
12669G5U1	9,025,626	8,841,996	(183,630)	8,841,996	8,322,040	9/30/2010
12669EWY8	9,139,220	8,891,603	(247,617)	8,891,603	6,957,959	9/30/2010
16165TBJ1	9,471,606	9,310,541	(161,065)	9,310,541	7,319,370	9/30/2010
94984XAB6	9,405,896	9,378,148	(27,748)	9,378,148	5,127,610	9/30/2010
12543TAD7	9,547,554	9,470,079	(77,475)	9,470,079	7,959,480	9/30/2010
76110HHA0	9,694,151	9,529,148	(165,003)	9,529,148	7,251,752	9/30/2010
17312FAD5	9,815,809	9,806,180	(9,629)	9,806,180	8,066,300	9/30/2010
362669AQ6	10,010,325	9,998,147	(12,178)	9,998,147	7,466,551	9/30/2010
05948KP37	10,530,359	10,456,348	(74,011)	10,456,348	8,709,566	9/30/2010
46627MAC1	10,932,249	10,874,923	(57,326)	10,874,923	6,533,115	9/30/2010
94984XAM2	11,873,049	11,838,358	(34,691)	11,838,358	7,959,049	9/30/2010
12667FYZ2	13,543,516	12,153,503	(1,390,013)	12,153,503	5,378,866	9/30/2010
45660LPD5	13,630,938	13,535,779	(95,159)	13,535,779	10,422,789	9/30/2010
76114DAE4	14,403,332	14,158,910	(244,422)	14,158,910	13,090,774	9/30/2010
12667GKE2	14,381,868	14,217,499	(164,369)	14,217,499	12,474,020	9/30/2010
12669YAX0	14,609,899	14,474,708	(135,191)	14,474,708	7,351,063	9/30/2010
170255AS2	14,686,766	14,580,345	(106,421)	14,580,345	12,626,625	9/30/2010
36185MEG3	14,702,269	14,698,050	(4,219)	14,698,050	13,749,795	9/30/2010
12669YAH5	15,042,278	14,902,664	(139,614)	14,902,664	11,353,622	9/30/2010
12543UAE2	14,985,389	14,972,823	(12,566)	14,972,823	13,808,141	9/30/2010
46628YBP4	15,292,671	15,243,202	(49,469)	15,243,202	10,564,104	9/30/2010
12544DAQ2	15,349,276	15,280,254	(69,022)	15,280,254	10,370,642	9/30/2010
94985LAD7	15,362,213	15,357,526	(4,687)	15,357,526	11,807,387	9/30/2010
94983BAP4	15,420,761	15,412,864	(7,897)	15,412,864	12,098,625	9/30/2010
02151NBA9	15,606,580	15,520,065	(86,515)	15,520,065	12,120,095	9/30/2010
17025AAB8	16,283,347	15,828,040	(455,307)	15,828,040	16,699,980	9/30/2010
05948KC98	17,319,534	17,277,035	(42,499)	17,277,035	14,358,801	9/30/2010
05948KF20	17,618,032	17,564,850	(53,182)	17,564,850	15,131,075	9/30/2010
749577AL6	18,139,489	18,074,251	(65,238)	18,074,251	10,410,837	9/30/2010
02148YAD6	18,639,155	18,554,515	(84,640)	18,554,515	17,726,264	9/30/2010
12667GFT5	18,726,582	18,576,105	(150,477)	18,576,105	13,843,487	9/30/2010
12669YAF9	19,610,253	19,399,149	(211,104)	19,399,149	10,066,709	9/30/2010
949837BE7	19,849,775	19,801,905	(47,870)	19,801,905	15,333,220	9/30/2010
12667GW74	19,818,397	19,813,092	(5,305)	19,813,092	15,345,380	9/30/2010
12667F5Z4	21,428,561	21,294,549	(134,012)	21,294,549	17,673,695	9/30/2010
12544DAK5	21,491,809	21,405,725	(86,084)	21,405,725	16,578,519	9/30/2010
02149HAK6	21,864,991	21,660,002	(204,989)	21,660,002	20,699,706	9/30/2010
94985WAP6	21,974,515	21,939,669	(34,846)	21,939,669	19,201,255	9/30/2010
12667GQA4	22,343,996	22,294,347	(49,649)	22,294,347	16,792,289	9/30/2010
02148FAW5	24,307,551	23,980,519	(327,032)	23,980,519	19,215,067	9/30/2010
12667F7D1	24,953,037	24,876,150	(76,887)	24,876,150	19,505,863	9/30/2010
949837CC0	25,539,157	25,444,549	(94,608)	25,444,549	19,255,931	9/30/2010

B-116	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
74958BAH5	$25,685,855	$25,561,877		$(123,978)	$25,561,877	$18,927,974	9/30/2010
16163BAP9	28,686,716	28,528,270		(158,446)	28,528,270	23,782,605	9/30/2010
94985JCA6	28,644,151	28,584,900		(59,251)	28,584,900	25,770,990	9/30/2010
46628YBK5	29,077,252	29,054,422		(22,830)	29,054,422	14,702,251	9/30/2010
94985JBR0	29,257,811	29,169,353		(88,458)	29,169,353	13,110,447	9/30/2010
12667GLE1	29,623,764	29,503,475		(120,289)	29,503,475	24,393,453	9/30/2010
12544LAK7	30,863,683	30,752,256		(111,427)	30,752,256	27,918,624	9/30/2010
02151FAD1	35,662,487	35,631,440		(31,047)	35,631,440	26,756,800	9/30/2010
94984HAC9	37,354,109	36,448,626		(905,483)	36,448,626	32,702,779	9/30/2010
74957XAF2	36,832,899	36,774,560		(58,339)	36,774,560	28,287,752	9/30/2010
94985WBL4	36,958,147	36,857,659		(100,488)	36,857,659	27,838,397	9/30/2010
17025JAB9	37,271,990	36,891,975		(380,015)	36,891,975	34,077,959	9/30/2010
12545CAU4	37,511,851	37,191,320		(320,531)	37,191,320	34,835,400	9/30/2010
12667F2J3	39,544,156	39,164,431		(379,725)	39,164,431	32,915,608	9/30/2010
161631AV8	40,692,742	40,504,203		(188,539)	40,504,203	32,871,977	9/30/2010
12543UAD4	42,273,632	42,132,737		(140,895)	42,132,737	23,735,250	9/30/2010
02147QAE2	43,134,015	42,336,150		(797,865)	42,336,150	37,748,150	9/30/2010
12670AAF8	45,917,985	45,587,433		(330,552)	45,587,433	37,380,393	9/30/2010
12544AAC9	48,512,531	48,193,800		(318,731)	48,193,800	28,169,900	9/30/2010
94985JAB6	48,450,962	48,327,700		(123,262)	48,327,700	30,442,250	9/30/2010
74958EAD8	48,969,169	48,804,200		(164,969)	48,804,200	41,046,800	9/30/2010
12667GJR5	50,995,614	50,818,362		(177,252)	50,818,362	37,041,360	9/30/2010
94985RAP7	61,403,193	61,264,640		(138,553)	61,264,640	44,305,600	9/30/2010
12667GFB4	66,405,357	66,349,512		(55,845)	66,349,512	52,004,355	9/30/2010
12667GBA0	67,787,544	67,607,741		(179,803)	67,607,741	51,342,736	9/30/2010
949837AF5	68,594,272	68,455,886		(138,386)	68,455,886	41,453,035	9/30/2010
94985WAQ4	72,997,980	72,781,248		(216,732)	72,781,248	57,469,842	9/30/2010
94986AAC2	110,671,126	110,256,395		(414,731)	110,256,395	97,475,610	9/30/2010
05948KF38	8,102,922	8,008,653		(94,269)	8,008,653	7,523,260	9/30/2010
02660TFM0	10,000,000	9,111,833		(888,167)	9,111,833	5,875,731	6/30/2010
05947UJV1	230,773	—	*	(230,773)	—	250,062	6/30/2010
05947UWD6	3,887	—	*	(3,887)	—	17	6/30/2010
38500XAL6	19,569,620	1,200,000		(18,369,620)	1,200,000	1,200,000	6/30/2010
38500XAM4	1,390,890	—	*	(1,390,890)	—	180,390	6/30/2010
61749EAE7	20,521,789	19,037,308		(1,484,481)	19,037,308	16,444,615	6/30/2010
02147QAE2	43,607,310	43,250,000		(357,310)	43,250,000	36,456,645	6/30/2010
02148FAW5	24,764,882	24,744,699		(20,183)	24,744,699	18,944,847	6/30/2010
02148YAD6	18,959,037	18,754,083		(204,954)	18,754,083	17,217,844	6/30/2010
02149HAK6	22,147,214	21,909,031		(238,183)	21,909,031	20,032,454	6/30/2010
02151CBD7	25,594,706	25,322,620		(272,086)	25,322,620	21,171,746	6/30/2010
02151FAD1	36,260,450	35,708,000		(552,450)	35,708,000	25,848,640	6/30/2010
05948KB65	9,775,591	9,767,580		(8,011)	9,767,580	6,880,762	6/30/2010
05948KC98	17,486,605	17,465,528		(21,077)	17,465,528	13,745,026	6/30/2010
05948KF20	17,769,200	17,751,754		(17,446)	17,751,754	15,634,741	6/30/2010
05948KKZ1	4,669,696	4,553,585		(116,111)	4,553,585	3,037,480	6/30/2010
05948KLA5	943,050	848,321		(94,729)	848,321	925,782	6/30/2010
05948KP37	10,605,841	10,530,759		(75,082)	10,530,759	8,290,079	6/30/2010
05949AMP2	840,574	727,190		(113,384)	727,190	1,437,741	6/30/2010
12543UAD4	42,348,982	42,321,343		(27,639)	42,321,343	22,970,474	6/30/2010
12543UAE2	15,120,338	15,014,740		(105,598)	15,014,740	8,284,514	6/30/2010
12543XAD8	24,672,024	24,630,000		(42,024)	24,630,000	18,013,338	6/30/2010
12544DAK5	21,554,275	21,486,386		(67,889)	21,486,386	15,740,814	6/30/2010
12544DAQ2	15,401,721	15,360,128		(41,593)	15,360,128	10,058,344	6/30/2010
12544LAK7	30,938,839	30,854,400		(84,439)	30,854,400	26,452,928	6/30/2010
12544RAL2	8,678,575	8,663,000		(15,575)	8,663,000	6,057,710	6/30/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-117

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12545CAU4	$37,809,701	$37,548,000	$(261,701)	$37,548,000	$32,720,240	6/30/2010
12667F7D1	25,272,217	25,220,610	(51,607)	25,220,610	19,089,165	6/30/2010
12667FMJ1	18,249,039	16,795,987	(1,453,052)	16,795,987	9,771,574	6/30/2010
12667FR98	2,402,990	1,819,641	(583,349)	1,819,641	1,365,102	6/30/2010
12667FYZ2	14,897,374	13,912,931	(984,443)	13,912,931	5,145,385	6/30/2010
12667GBA0	68,402,008	68,282,640	(119,368)	68,282,640	50,138,543	6/30/2010
12667GFB4	67,048,513	66,949,823	(98,690)	66,949,823	50,786,923	6/30/2010
12667GFT5	18,766,761	18,741,443	(25,318)	18,741,443	13,010,285	6/30/2010
12667GJG9	16,197,696	16,150,982	(46,714)	16,150,982	11,650,232	6/30/2010
12667GJR5	50,615,994	50,483,550	(132,444)	50,483,550	35,617,692	6/30/2010
12667GKE2	14,577,494	14,515,865	(61,629)	14,515,865	7,914,878	6/30/2010
12667GLE1	29,905,071	29,881,712	(23,359)	29,881,712	23,880,078	6/30/2010
12667GQA4	22,506,298	22,460,394	(45,904)	22,460,394	16,292,248	6/30/2010
12667GUG6	6,374,893	6,339,105	(35,788)	6,339,105	5,439,295	6/30/2010
12667GW74	19,961,817	19,886,000	(75,817)	19,886,000	14,816,578	6/30/2010
12668AAG0	17,380,632	17,270,938	(109,694)	17,270,938	16,458,570	6/30/2010
126694JS8	27,851,078	27,774,433	(76,645)	27,774,433	11,456,916	6/30/2010
12669DN79	4,405,292	4,358,244	(47,048)	4,358,244	2,268,827	6/30/2010
12669DN87	1,232,118	1,116,045	(116,073)	1,116,045	1,266,465	6/30/2010
12669E4W3	2,888,994	2,881,803	(7,191)	2,881,803	2,594,890	6/30/2010
12669YAF9	19,667,671	19,608,000	(59,671)	19,608,000	9,585,698	6/30/2010
12669YAH5	15,357,306	15,079,800	(277,506)	15,079,800	10,946,251	6/30/2010
12669YAX0	14,918,393	14,647,080	(271,313)	14,647,080	6,992,192	6/30/2010
161631AV8	40,839,369	40,694,486	(144,883)	40,694,486	31,252,349	6/30/2010
16163BAP9	28,792,721	28,700,550	(92,171)	28,700,550	23,400,306	6/30/2010
170255AS2	14,759,899	14,701,500	(58,399)	14,701,500	11,982,225	6/30/2010
17025AAB8	16,181,831	16,172,000	(9,831)	16,172,000	14,520,234	6/30/2010
17307G4H8	8,933,129	8,323,160	(609,969)	8,323,160	6,853,426	6/30/2010
17312FAD5	9,835,339	9,813,000	(22,339)	9,813,000	7,749,916	6/30/2010
251510ET6	3,857,397	3,772,604	(84,793)	3,772,604	1,528,953	6/30/2010
32051GDH5	3,252,876	1,786,149	(1,466,727)	1,786,149	3,463,472	6/30/2010
32051GFL4	7,483,229	7,445,103	(38,126)	7,445,103	5,640,328	6/30/2010
32051GVL6	25,285,339	24,685,122	(600,217)	24,685,122	20,274,599	6/30/2010
36185MEG3	14,806,237	14,698,500	(107,737)	14,698,500	13,133,460	6/30/2010
3622MPAN8	28,614,151	28,411,588	(202,563)	28,411,588	23,067,594	6/30/2010
362669AQ6	10,054,269	10,017,389	(36,880)	10,017,389	7,067,147	6/30/2010
45660LPD5	13,629,843	13,624,200	(5,643)	13,624,200	9,771,779	6/30/2010
46628YBP4	15,318,147	15,300,702	(17,445)	15,300,702	10,182,346	6/30/2010
52521RAS0	2,469,848	2,467,918	(1,930)	2,467,918	1,344,928	6/30/2010
576434JM7	5,886,943	5,653,674	(233,269)	5,653,674	3,250,454	6/30/2010
576434SW5	8,120,545	7,355,638	(764,907)	7,355,638	6,446,802	6/30/2010
74951PEA2	597,326	543,209	(54,117)	543,209	436,786	6/30/2010
74957EAF4	38,358,479	38,293,596	(64,883)	38,293,596	31,920,863	6/30/2010
74957VAQ2	22,202,597	22,177,240	(25,357)	22,177,240	18,773,771	6/30/2010
749583AH3	10,118,223	10,072,116	(46,107)	10,072,116	4,455,192	6/30/2010
74958BAH5	25,784,859	25,728,036	(56,823)	25,728,036	18,448,619	6/30/2010
74958EAD8	49,154,795	48,980,000	(174,795)	48,980,000	39,845,220	6/30/2010
76110HHB8	2,928,571	2,269,149	(659,422)	2,269,149	1,574,575	6/30/2010
76110HNQ8	3,116,679	3,024,481	(92,198)	3,024,481	1,883,540	6/30/2010
76110HSG5	6,516,403	6,414,262	(102,141)	6,414,262	3,841,482	6/30/2010
76110HSH3	1,800,187	1,733,449	(66,738)	1,733,449	604,826	6/30/2010
761118PQ5	12,207,070	12,192,106	(14,964)	12,192,106	9,685,647	6/30/2010
94980KAQ5	547,902	379,172	(168,730)	379,172	609,386	6/30/2010
949837AF5	68,992,674	68,564,059	(428,615)	68,564,059	39,882,612	6/30/2010
949837BE7	19,954,665	19,833,968	(120,697)	19,833,968	14,590,502	6/30/2010

B-118	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
949837BK3	$8,580,092	$8,527,305		$(52,787)	$8,527,305	$6,364,555	6/30/2010
949837CC0	25,681,333	25,528,998		(152,335)	25,528,998	18,373,777	6/30/2010
94984XAB6	9,481,753	9,414,256		(67,497)	9,414,256	5,064,834	6/30/2010
94984XAD2	7,840,833	7,784,280		(56,553)	7,784,280	4,191,274	6/30/2010
94984XAM2	11,969,285	11,883,922		(85,363)	11,883,922	7,797,417	6/30/2010
94985JAB6	48,678,798	48,455,000		(223,798)	48,455,000	29,726,700	6/30/2010
94985JBR0	29,415,431	29,263,940		(151,491)	29,263,940	12,762,503	6/30/2010
94985JCA6	28,823,651	28,677,000		(146,651)	28,677,000	24,438,870	6/30/2010
94985RAP7	61,723,029	61,427,200		(295,829)	61,427,200	44,165,632	6/30/2010
94985WAP6	22,493,083	22,415,762		(77,321)	22,415,762	19,308,138	6/30/2010
94985WAQ4	72,279,028	71,850,942		(428,086)	71,850,942	30,769,004	6/30/2010
94985WBL4	37,110,835	36,927,295		(183,540)	36,927,295	27,557,573	6/30/2010
94986AAC2	111,161,847	110,675,500		(486,347)	110,675,500	92,731,400	6/30/2010
19075CAJ2	10,031,998	—	²	(5,248,178)	4,783,820	4,783,820	6/30/2010
19075CAK9	5,761,021	—	²	(385,711)	5,375,310	5,375,310	6/30/2010
19075CAN3	454,802	—	²	(4,802)	450,000	450,000	6/30/2010
03762AAG4	3,000,000	2,290,278		(709,722)	2,290,278	473,700	6/30/2010
05947UY28	3,872,411	3,536,539		(335,872)	3,536,539	2,304,160	6/30/2010
07383F4H8	4,215,294	2,999,442		(1,215,852)	2,999,442	2,092,997	6/30/2010
07383F6U7	5,012,020	4,551,163		(460,857)	4,551,163	2,193,960	6/30/2010
07387BEP4	4,526,623	2,598,305		(1,928,318)	2,598,305	1,022,967	6/30/2010
07387BEQ2	1,586,185	1,037,442		(548,743)	1,037,442	1,538,635	6/30/2010
07387BFZ1	2,845,351	2,806,498		(38,853)	2,806,498	994,117	6/30/2010
07387BGA5	1,043,338	704,201		(339,137)	704,201	475,037	6/30/2010
07388VAL2	11,525,006	10,970,227		(554,779)	10,970,227	3,277,402	6/30/2010
07388YBE1	1,156,869	1,027,849		(129,020)	1,027,849	718,053	6/30/2010
126171AQ0	4,279,102	3,221,462		(1,057,640)	3,221,462	1,587,060	6/30/2010
126671R73	4,136,680	1,903,429		(2,233,251)	1,903,429	1,441,915	6/30/2010
161546GN0	2,474,742	2,218,390		(256,352)	2,218,390	1,496,551	6/30/2010
161546HW9	2,109,796	1,916,133		(193,663)	1,916,133	877,420	6/30/2010
17310MAQ3	11,543,931	10,977,840		(566,091)	10,977,840	2,437,350	6/30/2010
17310MAS9	869,195	658,119		(211,076)	658,119	524,056	6/30/2010
190749AN1	454,683	—	*	(454,683)	—	334,555	6/30/2010
20047EAM4	17,809,954	2,262,744		(15,547,210)	2,262,744	7,551,052	6/30/2010
20047EAP7	1,939,562	86,050		(1,853,512)	86,050	4,187,072	6/30/2010
20173MAQ3	543,825	409,714		(134,111)	409,714	450,000	6/30/2010
21075WBA2	1,992,829	1,695,008		(297,821)	1,695,008	1,755,083	6/30/2010
21075WCJ2	1,024,488	991,680		(32,808)	991,680	919,230	6/30/2010
22544QAK5	7,527,566	3,664,397		(3,863,169)	3,664,397	4,856,256	6/30/2010
22544QAM1	1,598,153	928,636		(669,517)	928,636	4,888,517	6/30/2010
22544QAN9	462,771	405,235		(57,536)	405,235	2,008,916	6/30/2010
22544QAP4	260,514	141,114		(119,400)	141,114	1,063,716	6/30/2010
22544QAQ2	432,694	—	*	(432,694)	—	1,627,740	6/30/2010
225458SA7	18,121,902	2,904,026		(15,217,876)	2,904,026	2,131,445	6/30/2010
225458SB5	9,869,737	—	*	(9,869,737)	—	1,281,595	6/30/2010
225470G80	9,885,679	9,314,838		(570,841)	9,314,838	3,586,580	6/30/2010
225470H22	829,081	674,362		(154,719)	674,362	930,776	6/30/2010
361849K84	7,525,132	4,018,985		(3,506,147)	4,018,985	4,018,985	6/30/2010
361849K92	7,623,154	—	*	(7,623,154)	—	3,325,906	6/30/2010
361849S29	4,640,299	2,288,639		(2,351,660)	2,288,639	2,291,990	6/30/2010
362332AT5	166,263	—	*	(166,263)	—	2,198,895	6/30/2010
36298JAA1	27,099,044	24,822,176		(2,276,868)	24,822,176	12,400,025	6/30/2010
36298JAC7	5,139,995	1,949,799		(3,190,196)	1,949,799	1,200,000	6/30/2010
449670FA1	1,137,158	989,132		(148,026)	989,132	824,067	6/30/2010
46625M2W8	1,190,469	1,035,452		(155,017)	1,035,452	172,779	6/30/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-119

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46625M2Y4	$304,618	$148,459		$(156,159)	$148,459	$166,916	6/30/2010
46625MQ85	1,454,205	1,055,723		(398,482)	1,055,723	129,182	6/30/2010
46625MQ93	263,036	—	*	(263,036)	—	121,269	6/30/2010
46625MZH5	1,098,149	973,556		(124,593)	973,556	600,519	6/30/2010
46625MZJ1	229,904	—	*	(229,904)	—	480,692	6/30/2010
46625YC68	1,920,693	1,211,550		(709,143)	1,211,550	801,566	6/30/2010
46628FAU5	4,912,849	4,049,667		(863,182)	4,049,667	1,006,440	6/30/2010
46629PAU2	2,702,265	690,309		(2,011,956)	690,309	983,460	6/30/2010
46629YAM1	13,707,049	8,592,792		(5,114,257)	8,592,792	6,450,580	6/30/2010
46630AAC2	688,305	577,839		(110,466)	577,839	595,000	6/30/2010
46630AAG3	354,138	345,685		(8,453)	345,685	360,000	6/30/2010
46631BAN5	20,305,019	5,730,812		(14,574,207)	5,730,812	8,501,437	6/30/2010
46631BAP0	3,520,588	2,243,276		(1,277,312)	2,243,276	3,436,631	6/30/2010
46632HAQ4	644,565	523,138		(121,427)	523,138	487,451	6/30/2010
46632HAR2	1,000,083	789,774		(210,309)	789,774	968,281	6/30/2010
50179AAM9	2,402,327	1,391,550		(1,010,777)	1,391,550	480,000	6/30/2010
50180CAM2	2,358,833	2,090,558		(268,275)	2,090,558	1,991,243	6/30/2010
50180JAK1	20,070,456	17,763,790		(2,306,666)	17,763,790	4,400,140	6/30/2010
50180JAL9	3,748,058	176,580		(3,571,478)	176,580	840,000	6/30/2010
50180JAM7	1,106,615	432,446		(674,169)	432,446	1,700,000	6/30/2010
50180JAR6	308,480	212,024		(96,456)	212,024	840,000	6/30/2010
52108HV76	5,010,652	4,725,295		(285,357)	4,725,295	1,674,835	6/30/2010
52108HZ80	4,919,590	1,306,664		(3,612,926)	1,306,664	1,793,141	6/30/2010
52108MGC1	4,348,789	3,833,542		(515,247)	3,833,542	923,270	6/30/2010
52108MGD9	4,934,933	577,539		(4,357,394)	577,539	497,400	6/30/2010
52108RCK6	6,079,350	2,445,872		(3,633,478)	2,445,872	853,528	6/30/2010
52522HAL6	33,516,549	32,632,083		(884,466)	32,632,083	18,025,164	6/30/2010
55312TAH6	7,043,679	4,110,302		(2,933,377)	4,110,302	2,912,630	6/30/2010
55312YAJ1	1,059,807	891,680		(168,127)	891,680	2,550,000	6/30/2010
59023BAN4	1,021,114	1,018,056		(3,058)	1,018,056	770,000	6/30/2010
60687UAM9	3,361,402	2,705,553		(655,849)	2,705,553	1,074,526	6/30/2010
60687VAN5	32,425	27,267		(5,158)	27,267	749,891	6/30/2010
61745M6T5	6,514,086	5,299,526		(1,214,560)	5,299,526	2,651,250	6/30/2010
61745MX57	2,849,974	2,608,523		(241,451)	2,608,523	1,120,443	6/30/2010
61749MAG4	108,945	92,067		(16,878)	92,067	345,736	6/30/2010
61750YAF6	32,430,105	32,248,898		(181,207)	32,248,898	26,973,444	6/30/2010
61751NAQ5	1,387,727	864,604		(523,123)	864,604	805,440	6/30/2010
61751NAR3	714,999	378,635		(336,364)	378,635	400,000	6/30/2010
61754KAP0	2,678,454	2,541,397		(137,057)	2,541,397	3,684,741	6/30/2010
643529AD2	12,102,280	11,103,196		(999,084)	11,103,196	8,263,928	6/30/2010
74438WAN6	1,082,617	400,684		(681,933)	400,684	35,420	6/30/2010
760985YY1	831,763	605,023		(226,740)	605,023	143,230	6/30/2010
76110WRX6	1,417,999	758,223		(659,776)	758,223	583,292	6/30/2010
86359B4V0	21,641,235	20,762,501		(878,734)	20,762,501	14,349,507	6/30/2010
86359DMX2	49,984,375	47,927,368		(2,057,007)	47,927,368	32,510,440	6/30/2010
87222PAE3	29,238,524	28,382,087		(856,437)	28,382,087	15,820,916	6/30/2010
92977QAM0	20,053,514	10,149,716		(9,903,798)	10,149,716	5,842,480	6/30/2010
92978MAL0	11,091,220	10,867,453		(223,767)	10,867,453	4,429,080	6/30/2010
92978MAN6	7,874,789	1,282,000		(6,592,789)	1,282,000	5,840,200	6/30/2010
92978MAT3	130,171	—	*	(130,171)	—	435,680	6/30/2010
92978TAK7	20,062,978	14,704,038		(5,358,940)	14,704,038	5,308,880	6/30/2010
92978TAL5	22,273,467	4,978,080		(17,295,387)	4,978,080	6,427,860	6/30/2010
92978TAM3	5,018,168	4,288,449		(729,719)	4,288,449	5,558,910	6/30/2010
93934DAR8	63,646	54,032		(9,614)	54,032	44,885	6/30/2010
939344AN7	6,065,430	—²		(1,272,720)	4,792,710	4,792,710	6/30/2010

B-120	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
00253CHK6	$2,245,378	$1,955,804		$(289,574)	$1,955,804	$1,174,423	3/31/2010
74040KAC6	6,795,019	—	²	(2,859,085)	3,935,934	3,935,934	3/31/2010
03702YAC4	25,200	—	²	(10,800)	14,400	14,400	3/31/2010
55312TAR4	650,808	—	²	(165,128)	485,680	485,680	3/31/2010
02147QAE2	45,092,898	43,634,925		(1,457,973)	43,634,925	35,987,230	3/31/2010
02148FAW5	26,144,301	25,008,260		(1,136,041)	25,008,260	18,776,720	3/31/2010
02148YAD6	19,568,230	18,986,984		(581,246)	18,986,984	17,070,532	3/31/2010
02149HAK6	23,392,360	22,157,145		(1,235,215)	22,157,145	19,738,678	3/31/2010
02151CBD7	27,542,769	25,854,585		(1,688,184)	25,854,585	23,165,668	3/31/2010
02151FAD1	37,054,586	36,269,400		(785,186)	36,269,400	25,475,656	3/31/2010
02151NBA9	17,316,643	15,671,369		(1,645,274)	15,671,369	8,688,977	3/31/2010
05947UVZ8	318,015	298,794		(19,221)	298,794	11,341	3/31/2010
05947UWA2	160,955	—	*	(160,955)	—	5,670	3/31/2010
05947UWB0	38,213	—	*	(38,213)	—	11	3/31/2010
05947UWC8	37,462	—	*	(37,462)	—	11	3/31/2010
05947UY28	4,010,191	3,876,118		(134,073)	3,876,118	2,551,720	3/31/2010
05948KB65	9,967,742	9,779,206		(188,536)	9,779,206	6,793,636	3/31/2010
05948KC98	17,655,061	17,488,890		(166,171)	17,488,890	13,601,691	3/31/2010
05948KF20	17,999,982	17,770,893		(229,089)	17,770,893	15,539,459	3/31/2010
05948KLA5	1,682,897	966,410		(716,487)	966,410	922,443	3/31/2010
05948KP37	10,677,570	10,605,671		(71,899)	10,605,671	8,190,960	3/31/2010
05949AA67	4,729,113	2,495,578		(2,233,535)	2,495,578	3,005,167	3/31/2010
05949AA75	255,894	251,887		(4,007)	251,887	430,578	3/31/2010
05949AM23	1,731,479	910,147		(821,332)	910,147	1,872,146	3/31/2010
05949AM31	358,619	174,351		(184,268)	174,351	328,060	3/31/2010
05949AMN7	6,185,487	5,227,430		(958,057)	5,227,430	4,028,445	3/31/2010
05949AMP2	2,112,024	867,709		(1,244,315)	867,709	1,432,633	3/31/2010
05949TBF5	19,631,054	19,565,964		(65,090)	19,565,964	16,488,408	3/31/2010
059511AM7	1,289,986	1,249,704		(40,282)	1,249,704	1,392,444	3/31/2010
059511AS4	1,188,469	1,011,351		(177,118)	1,011,351	1,314,724	3/31/2010
059511AU9	1,414,062	1,236,027		(178,035)	1,236,027	1,730,310	3/31/2010
07383F5T1	4,790,399	4,327,654		(462,745)	4,327,654	1,797,485	3/31/2010
07387BGA5	1,400,027	1,067,771		(332,256)	1,067,771	394,127	3/31/2010
07388YBC5	1,667,650	1,652,127		(15,523)	1,652,127	1,013,894	3/31/2010
07388YBE1	1,280,301	1,239,645		(40,656)	1,239,645	651,277	3/31/2010
12543UAE2	15,131,563	15,127,220		(4,343)	15,127,220	8,170,711	3/31/2010
12543XAD8	24,797,903	24,672,225		(125,678)	24,672,225	18,039,990	3/31/2010
12544ABJ3	13,091,155	12,070,878		(1,020,277)	12,070,878	12,263,022	3/31/2010
12544DAK5	21,675,290	21,552,653		(122,637)	21,552,653	15,549,424	3/31/2010
12544DAQ2	15,572,064	15,404,221		(167,843)	15,404,221	9,926,487	3/31/2010
12566RAG6	38,921,572	36,322,540		(2,599,032)	36,322,540	29,557,714	3/31/2010
126378AG3	13,400,744	11,953,260		(1,447,484)	11,953,260	9,307,516	3/31/2010
126378AH1	14,653,389	13,107,947		(1,545,442)	13,107,947	8,948,331	3/31/2010
126670GR3	6,435,271	6,134,841		(300,430)	6,134,841	2,553,352	3/31/2010
126670QT8	3,567,630	3,532,757		(34,873)	3,532,757	1,735,609	3/31/2010
126671TW6	791,031	482,758		(308,273)	482,758	173,299	3/31/2010
12667F4N2	9,827,189	9,686,117		(141,072)	9,686,117	6,712,318	3/31/2010
12667F7D1	25,637,740	25,380,242		(257,498)	25,380,242	18,962,088	3/31/2010
12667FMJ1	19,236,952	18,352,895		(884,057)	18,352,895	9,673,785	3/31/2010
12667FR98	4,326,017	2,464,197		(1,861,820)	2,464,197	1,354,983	3/31/2010
12667FW92	8,268,058	8,092,925		(175,133)	8,092,925	8,186,958	3/31/2010
12667FYZ2	19,181,294	15,089,537		(4,091,757)	15,089,537	5,129,987	3/31/2010
12667GBA0	69,058,015	68,732,995		(325,020)	68,732,995	49,770,826	3/31/2010
12667GFB4	67,640,171	67,336,274		(303,897)	67,336,274	50,440,009	3/31/2010
12667GFT5	19,136,757	18,770,374		(366,383)	18,770,374	12,774,402	3/31/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-121

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12667GJG9	$16,350,299	$16,229,555		$(120,744)	$16,229,555	$11,513,931	3/31/2010
12667GJR5	50,384,658	50,284,751		(99,907)	50,284,751	34,930,567	3/31/2010
12667GKE2	14,834,096	14,618,697		(215,399)	14,618,697	7,806,783	3/31/2010
12667GLE1	30,077,725	30,005,580		(72,145)	30,005,580	23,611,971	3/31/2010
12667GQA4	22,619,726	22,510,909		(108,817)	22,510,909	16,091,161	3/31/2010
12667GUG6	6,835,517	6,537,866		(297,651)	6,537,866	5,463,941	3/31/2010
12667GW74	20,027,382	19,963,420		(63,962)	19,963,420	14,633,914	3/31/2010
12668AAG0	18,586,413	17,911,328		(675,085)	17,911,328	16,654,665	3/31/2010
12668ASQ9	27,229,913	25,937,547		(1,292,366)	25,937,547	22,812,379	3/31/2010
12668ASR7	7,317,769	6,886,618		(431,151)	6,886,618	4,037,703	3/31/2010
12669DN79	4,528,692	4,471,443		(57,249)	4,471,443	2,271,979	3/31/2010
12669DN87	1,895,658	1,279,333		(616,325)	1,279,333	1,264,284	3/31/2010
12669E4W3	4,764,288	2,964,336		(1,799,952)	2,964,336	2,585,613	3/31/2010
12669EL95	9,268,819	9,039,136		(229,683)	9,039,136	6,425,375	3/31/2010
12669EWY8	9,536,306	9,367,430		(168,876)	9,367,430	6,773,222	3/31/2010
12669EWZ5	2,824,872	1,934,891		(889,981)	1,934,891	1,526,678	3/31/2010
12669G5U1	9,149,772	9,036,280		(113,492)	9,036,280	7,866,346	3/31/2010
12669YAH5	16,359,710	15,365,488		(994,222)	15,365,488	7,308,981	3/31/2010
12669YAX0	15,297,865	14,926,570		(371,295)	14,926,570	6,898,128	3/31/2010
161546ED4	1,026,193	150,374		(875,819)	150,374	122,313	3/31/2010
161546FY7	2,174,201	1,131,814		(1,042,387)	1,131,814	901,447	3/31/2010
161546GN0	3,527,196	2,676,088		(851,108)	2,676,088	1,565,295	3/31/2010
161546HW9	2,319,369	2,179,089		(140,280)	2,179,089	914,234	3/31/2010
161551FW1	102,065	17,042		(85,023)	17,042	6,631	3/31/2010
16163BAP9	28,961,620	28,795,776		(165,844)	28,795,776	23,240,422	3/31/2010
16165LAG5	13,413,371	13,314,507		(98,864)	13,314,507	8,095,071	3/31/2010
16165TBJ1	10,243,892	9,600,706		(643,186)	9,600,706	7,029,679	3/31/2010
17025AAB8	16,388,366	16,154,460		(233,906)	16,154,460	14,346,748	3/31/2010
17307GVK1	11,149,554	10,299,526		(850,028)	10,299,526	7,870,632	3/31/2010
17309YAD9	19,148,250	16,770,460		(2,377,790)	16,770,460	12,633,390	3/31/2010
17310AAR7	32,435,381	32,363,117		(72,264)	32,363,117	21,929,096	3/31/2010
17312FAD5	9,848,853	9,834,560		(14,293)	9,834,560	7,686,453	3/31/2010
190749AN1	1,108,586	511,945		(596,641)	511,945	360,290	3/31/2010
19075CAL7	2,833,371	2,096,747		(736,624)	2,096,747	4,471,046	3/31/2010
19075CAM5	719,222	568,626		(150,596)	568,626	851,135	3/31/2010
19075CAN3	556,895	476,463		(80,432)	476,463	500,000	3/31/2010
19075CAS2	2,932,809	2,400,723		(532,086)	2,400,723	2,419,440	3/31/2010
20047EAP7	2,599,344	2,086,554		(512,790)	2,086,554	5,188,491	3/31/2010
22544QAK5	15,058,638	7,669,903		(7,388,735)	7,669,903	4,243,770	3/31/2010
22544QAM1	6,170,500	1,899,693		(4,270,807)	1,899,693	4,437,299	3/31/2010
22544QAN9	2,210,330	592,662		(1,617,668)	592,662	1,752,254	3/31/2010
22544QAP4	928,438	334,945		(593,493)	334,945	942,255	3/31/2010
22544QAQ2	1,521,856	574,510		(947,346)	574,510	1,467,674	3/31/2010
225458SB5	13,997,534	9,852,236		(4,145,298)	9,852,236	2,691,761	3/31/2010
22545XAP8	717,543	—	*	(717,543)	—	2,567,337	3/31/2010
251510CY7	6,027,410	4,221,438		(1,805,972)	4,221,438	2,388,495	3/31/2010
251510ET6	5,967,441	3,950,554		(2,016,887)	3,950,554	1,526,850	3/31/2010
251511AC5	14,805,071	14,612,272		(192,799)	14,612,272	10,668,651	3/31/2010
294751BY7	3,584,750	2,457,027		(1,127,723)	2,457,027	1,050,749	3/31/2010
294751DH2	2,155,248	1,701,535		(453,713)	1,701,535	389,294	3/31/2010
294751DY5	1,611,177	1,242,907		(368,270)	1,242,907	272,004	3/31/2010
294751FB3	4,469,940	2,159,859		(2,310,081)	2,159,859	1,262,440	3/31/2010
294751FC1	1,232,038	609,805		(622,233)	609,805	514,437	3/31/2010
294754AY2	5,323,066	5,073,326		(249,740)	5,073,326	4,147,640	3/31/2010
32051GDH5	3,970,409	3,264,438		(705,971)	3,264,438	3,409,527	3/31/2010

B-122	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
32051GFL4	$7,578,722	$7,537,146		$(41,576)	$7,537,146	$5,595,466	3/31/2010
36228CYQ0	23,086,753	19,954,462		(3,132,291)	19,954,462	7,527,524	3/31/2010
3622ECAH9	5,882,873	4,421,834		(1,461,039)	4,421,834	2,885,374	3/31/2010
3622ECAK2	18,750,828	16,607,826		(2,143,002)	16,607,826	11,280,108	3/31/2010
3622ELAD8	44,091,517	41,871,096		(2,220,421)	41,871,096	24,891,299	3/31/2010
3622MPBE7	50,351,907	49,993,950		(357,957)	49,993,950	40,524,485	3/31/2010
362332AT5	431,489	238,109		(193,380)	238,109	2,881,920	3/31/2010
362332AV0	399,877	—	*	(399,877)	—	1,640,000	3/31/2010
362334ME1	23,534,063	22,348,250		(1,185,813)	22,348,250	16,824,456	3/31/2010
362334QC1	9,034,890	8,860,291		(174,599)	8,860,291	6,830,887	3/31/2010
362375AD9	15,214,761	14,512,803		(701,958)	14,512,803	11,097,407	3/31/2010
362669AQ6	10,072,205	10,055,881		(16,324)	10,055,881	6,988,691	3/31/2010
36298JAC7	7,457,412	5,205,353		(2,252,059)	5,205,353	1,300,000	3/31/2010
36828QLB0	6,650,482	5,297,161		(1,353,321)	5,297,161	1,925,996	3/31/2010
45660LPD5	13,660,835	13,628,158		(32,677)	13,628,158	9,535,212	3/31/2010
46412QAD9	4,715,407	4,220,242		(495,165)	4,220,242	2,670,797	3/31/2010
46625MQ93	446,572	295,023		(151,549)	295,023	121,263	3/31/2010
46627MAC1	11,101,556	10,947,012		(154,544)	10,947,012	6,190,987	3/31/2010
46628SAG8	24,118,269	20,192,336		(3,925,933)	20,192,336	14,055,183	3/31/2010
46628YBP4	15,322,409	15,320,058		(2,351)	15,320,058	10,033,890	3/31/2010
46629PAU2	3,005,928	2,707,139		(298,789)	2,707,139	898,887	3/31/2010
46629YAM1	15,658,620	13,795,880		(1,862,740)	13,795,880	5,507,620	3/31/2010
46630AAC2	1,551,188	728,104		(823,084)	728,104	490,000	3/31/2010
46631BAN5	28,347,649	20,421,136		(7,926,513)	20,421,136	6,896,809	3/31/2010
46631BAP0	9,891,067	3,714,812		(6,176,255)	3,714,812	2,894,337	3/31/2010
46632HAQ4	1,677,705	661,287		(1,016,418)	661,287	508,468	3/31/2010
46632HAR2	2,047,306	1,057,218		(990,088)	1,057,218	1,015,355	3/31/2010
50177AAL3	2,208,516	1,197,758		(1,010,758)	1,197,758	1,903,030	3/31/2010
50179AAM9	2,908,774	2,465,436		(443,338)	2,465,436	480,000	3/31/2010
50179AAN7	1,311,655	—	*	(1,311,655)	—	549,000	3/31/2010
50179AAS6	1,242,113	—	*	(1,242,113)	—	524,370	3/31/2010
50180JAM7	4,017,423	1,334,232		(2,683,191)	1,334,232	1,700,000	3/31/2010
50180JAR6	2,095,451	478,725		(1,616,726)	478,725	840,000	3/31/2010
52108HZ80	5,810,790	4,946,320		(864,470)	4,946,320	1,767,997	3/31/2010
52521RAS0	2,782,285	2,514,992		(267,293)	2,514,992	1,353,507	3/31/2010
525221EB9	29,827,547	28,822,444		(1,005,103)	28,822,444	20,852,745	3/31/2010
525221JW8	40,440,084	34,927,611		(5,512,473)	34,927,611	25,824,420	3/31/2010
52522HAL6	39,058,866	33,636,080		(5,422,786)	33,636,080	17,901,172	3/31/2010
52523KAH7	11,907,943	11,021,602		(886,341)	11,021,602	8,733,078	3/31/2010
55312TAJ2	2,018,264	1,289,222		(729,042)	1,289,222	1,686,681	3/31/2010
55312TAK9	3,935,156	2,755,763		(1,179,393)	2,755,763	3,275,550	3/31/2010
55312YAJ1	1,551,651	1,249,295		(302,356)	1,249,295	1,950,000	3/31/2010
55312YAK8	733,206	333,928		(399,278)	333,928	880,000	3/31/2010
55312YAL6	910,764	—	*	(910,764)	—	700,000	3/31/2010
55312YAS1	550,646	—	*	(550,646)	—	400,000	3/31/2010
55312YAT9	765,344	—	*	(765,344)	—	600,000	3/31/2010
576434GR9	2,237,348	1,529,886		(707,462)	1,529,886	1,340,151	3/31/2010
576434SW5	11,213,256	8,207,145		(3,006,111)	8,207,145	6,404,670	3/31/2010
59022HEC2	1,383,042	207,699		(1,175,343)	207,699	2,685,200	3/31/2010
59022HED0	159,625	—	*	(159,625)	—	225,006	3/31/2010
59023BAN4	1,122,794	1,105,828		(16,966)	1,105,828	700,000	3/31/2010
60687UAM9	3,497,630	3,390,262		(107,368)	3,390,262	825,381	3/31/2010
60687VAM7	657,467	431,421		(226,046)	431,421	1,131,145	3/31/2010
60687VAN5	298,309	80,935		(217,374)	80,935	641,864	3/31/2010
60688BAS7	2,250,067	1,955,270		(294,797)	1,955,270	1,571,053	3/31/2010

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-123

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61745MU68	$2,299,306	$1,415,396		$(883,910)	$1,415,396	$1,525,508	3/31/2010
61745MX57	3,006,452	2,853,555		(152,897)	2,853,555	1,241,373	3/31/2010
61746WF21	92,228	86,333		(5,895)	86,333	107,333	3/31/2010
61749MAG4	191,762	145,696		(46,066)	145,696	315,933	3/31/2010
61749WAH0	5,178,256	4,930,474		(247,782)	4,930,474	3,532,277	3/31/2010
61749WAJ6	3,606,906	3,446,762		(160,144)	3,446,762	2,750,651	3/31/2010
61750CAS6	5,688,819	4,877,713		(811,106)	4,877,713	2,649,141	3/31/2010
61751NAQ5	1,632,133	1,424,789		(207,344)	1,424,789	689,540	3/31/2010
61751NAR3	835,685	762,541		(73,144)	762,541	400,000	3/31/2010
61752JAF7	12,151,727	11,733,026		(418,701)	11,733,026	9,177,410	3/31/2010
61753JAM1	1,468,321	1,034,343		(433,978)	1,034,343	1,927,030	3/31/2010
61753JAN9	893,267	724,829		(168,438)	724,829	1,013,006	3/31/2010
61754KAN5	29,543,750	14,902,848		(14,640,902)	14,902,848	7,169,550	3/31/2010
61754KAP0	4,753,770	2,882,584		(1,871,186)	2,882,584	3,179,403	3/31/2010
74951PEA2	1,411,161	611,715		(799,446)	611,715	798,880	3/31/2010
749577AL6	18,344,213	18,173,451		(170,762)	18,173,451	9,351,820	3/31/2010
74958BAH5	26,688,678	25,795,063		(893,615)	25,795,063	18,183,241	3/31/2010
74958EAD8	49,330,341	49,156,800		(173,541)	49,156,800	39,456,610	3/31/2010
75115CAG2	8,686,890	8,574,274		(112,616)	8,574,274	8,132,934	3/31/2010
75971EAF3	426,984	364,335		(62,649)	364,335	261,375	3/31/2010
759950GW2	11,000,000	9,571,051		(1,428,949)	9,571,051	5,472,159	3/31/2010
7609854A6	33,830,344	30,009,356		(3,820,988)	30,009,356	15,941,114	3/31/2010
760985YY1	951,336	833,683		(117,653)	833,683	122,201	3/31/2010
76110HHB8	3,704,290	2,979,257		(725,033)	2,979,257	1,570,435	3/31/2010
76110HNQ8	3,421,480	3,163,808		(257,672)	3,163,808	1,875,614	3/31/2010
76110HQS1	5,909,509	4,753,597		(1,155,912)	4,753,597	3,911,273	3/31/2010
76110HQT9	1,234,187	501,006		(733,181)	501,006	552,010	3/31/2010
76110HSH3	2,599,507	1,840,661		(758,846)	1,840,661	597,846	3/31/2010
76110HX53	10,731,362	10,506,169		(225,193)	10,506,169	7,093,483	3/31/2010
76110HX87	23,928,208	23,397,766		(530,442)	23,397,766	15,777,859	3/31/2010
76110WQA7	15,542,700	14,592,408		(950,292)	14,592,408	6,411,873	3/31/2010
76110WRX6	2,811,280	1,514,494		(1,296,786)	1,514,494	597,290	3/31/2010
76110WTB2	4,358,804	4,046,507		(312,297)	4,046,507	1,956,630	3/31/2010
76110WTU0	2,967,641	2,806,539		(161,102)	2,806,539	1,139,118	3/31/2010
76110WUL8	14,858,673	14,320,496		(538,177)	14,320,496	4,842,900	3/31/2010
76110WUM6	6,485,856	6,369,500		(116,356)	6,369,500	5,036,685	3/31/2010
76110WVT0	877,241	672,338		(204,903)	672,338	363,176	3/31/2010
76110WWK8	2,357,146	1,818,861		(538,285)	1,818,861	770,759	3/31/2010
761118CZ9	11,151,038	10,916,220		(234,818)	10,916,220	5,093,136	3/31/2010
761118PQ5	12,290,266	12,209,616		(80,650)	12,209,616	9,599,776	3/31/2010
76113GAC2	981,879	350,473		(631,406)	350,473	382,698	3/31/2010
76114DAE4	15,287,451	15,118,884		(168,567)	15,118,884	13,098,239	3/31/2010
87222PAE3	35,277,842	29,398,655		(5,879,187)	29,398,655	16,122,708	3/31/2010
92977QAP3	8,825,113	2,097,324		(6,727,789)	2,097,324	3,343,397	3/31/2010
92977QAQ1	3,067,791	555,880		(2,511,911)	555,880	2,894,060	3/31/2010
92978MAN6	21,198,285	8,122,135		(13,076,150)	8,122,135	6,003,050	3/31/2010
92978MAT3	1,306,147	207,324		(1,098,823)	207,324	1,234,287	3/31/2010
92978QAP2	454,099	—	*	(454,099)	—	1,408,390	3/31/2010
92978QAR8	1,555,608	—	*	(1,555,608)	—	3,448,340	3/31/2010
92978QAT4	721,689	—	*	(721,689)	—	1,200,000	3/31/2010
93934DAR8	80,306	66,124		(14,182)	66,124	42,673	3/31/2010
94980KAQ5	672,475	563,431		(109,044)	563,431	608,303	3/31/2010
949837AF5	69,106,312	68,983,549		(122,763)	68,983,549	39,419,082	3/31/2010
949837BE7	19,956,633	19,950,284		(6,349)	19,950,284	14,404,911	3/31/2010
949837BK3	8,604,257	8,579,231		(25,026)	8,579,231	6,285,336	3/31/2010

B-124	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,480,624	$15,407,947		$(72,677)	$15,407,947	$11,951,023	3/31/2010
94984AAR1	29,305,436	29,134,800		(170,636)	29,134,800	15,831,891	3/31/2010
94984AAS9	10,026,305	9,967,760		(58,545)	9,967,760	7,951,333	3/31/2010
94984FAR0	35,362,500	35,181,913		(180,587)	35,181,913	26,150,659	3/31/2010
94984JAK7	44,835,899	43,930,925		(904,974)	43,930,925	31,606,570	3/31/2010
94984XAB6	9,537,419	9,483,578		(53,841)	9,483,578	5,034,366	3/31/2010
94984XAD2	7,887,301	7,842,358		(44,943)	7,842,358	4,163,905	3/31/2010
94984XAM2	12,041,714	11,971,668		(70,046)	11,971,668	7,721,227	3/31/2010
94985JAB6	48,930,619	48,678,950		(251,669)	48,678,950	29,241,105	3/31/2010
94985JBR0	29,490,677	29,416,351		(74,326)	29,416,351	12,570,636	3/31/2010
94985JCA6	28,951,381	28,831,230		(120,151)	28,831,230	24,132,195	3/31/2010
94985RAP7	61,798,708	61,727,872		(70,836)	61,727,872	43,791,258	3/31/2010
94985WAP6	23,112,305	22,793,202		(319,103)	22,793,202	19,317,875	3/31/2010
94985WAQ4	71,557,171	71,525,516		(31,655)	71,525,516	30,565,698	3/31/2010
94985WBL4	37,253,580	37,102,427		(151,153)	37,102,427	27,324,140	3/31/2010
94986AAC2	111,247,247	111,160,855		(86,392)	111,160,855	80,968,395	3/31/2010
02148FAW5	28,092,012	26,534,625		(1,557,387)	26,534,625	18,680,752	12/31/2009
02149HAK6	24,244,801	23,401,542		(843,259)	23,401,542	18,845,141	12/31/2009
02151CBD7	28,168,626	27,928,844		(239,782)	27,928,844	23,040,583	12/31/2009
02151FAD1	38,605,381	37,069,441		(1,535,940)	37,069,441	24,873,276	12/31/2009
02151NBA9	18,265,546	17,329,209		(936,337)	17,329,209	8,458,155	12/31/2009
03702YAC4	28,800	—	²	(3,600)	25,200	25,200	12/31/2009
03927NAA1	14,694,000	9,404,655		(5,289,345)	9,404,655	5,250,000	12/31/2009
05947UJT6	684,903	461,411		(223,492)	461,411	307,397	12/31/2009
05947UMM7	2,599,818	1,949,371		(650,447)	1,949,371	378,124	12/31/2009
05947UVY1	1,969,347	1,783,588		(185,759)	1,783,588	231,398	12/31/2009
05947UVZ8	1,943,102	318,015		(1,625,087)	318,015	230,470	12/31/2009
05947UWA2	767,441	160,955		(606,486)	160,955	225,250	12/31/2009
05947UWB0	131,202	38,214		(92,988)	38,214	109,176	12/31/2009
05947UWC8	58,568	37,462		(21,106)	37,462	100,663	12/31/2009
05947UWD6	68,815	3,886		(64,929)	3,886	85,979	12/31/2009
05948KB65	10,449,434	9,975,968		(473,466)	9,975,968	6,636,940	12/31/2009
05948KC98	17,774,894	17,659,659		(115,235)	17,659,659	13,260,340	12/31/2009
05948KLA5	1,899,662	1,730,054		(169,608)	1,730,054	929,252	12/31/2009
05948KP37	10,774,470	10,676,031		(98,439)	10,676,031	7,980,675	12/31/2009
059497AC1	10,033,749	7,475,988		(2,557,761)	7,475,988	2,700,530	12/31/2009
05949AA67	6,044,085	4,810,509		(1,233,576)	4,810,509	3,013,807	12/31/2009
05949AA75	751,465	301,666		(449,799)	301,666	430,971	12/31/2009
05949AM23	2,018,499	1,815,560		(202,939)	1,815,560	1,867,555	12/31/2009
05949AM31	419,986	371,791		(48,195)	371,791	325,386	12/31/2009
05949AMP2	2,912,645	2,125,205		(787,440)	2,125,205	1,401,219	12/31/2009
059511AL9	7,909,548	4,984,251		(2,925,297)	4,984,251	2,157,600	12/31/2009
059511AM7	3,154,584	1,355,076		(1,799,508)	1,355,076	1,145,100	12/31/2009
059511AS4	1,707,661	1,267,071		(440,590)	1,267,071	1,098,652	12/31/2009
059511AU9	2,073,166	1,533,143		(540,023)	1,533,143	1,463,230	12/31/2009
07387BEQ2	6,510,227	1,763,263		(4,746,964)	1,763,263	2,421,832	12/31/2009
07387BGA5	2,801,784	1,418,267		(1,383,517)	1,418,267	380,252	12/31/2009
07388YBC5	1,811,745	1,741,414		(70,331)	1,741,414	858,613	12/31/2009
07388YBE1	1,393,067	1,358,950		(34,117)	1,358,950	594,875	12/31/2009
073945AN7	3,339,528	3,306,158		(33,370)	3,306,158	957,803	12/31/2009
073945AQ0	1,868,880	659,799		(1,209,081)	659,799	418,758	12/31/2009
073945AS6	579,048	467,855		(111,193)	467,855	261,696	12/31/2009
12543TAD7	10,072,936	9,581,949		(490,987)	9,581,949	7,308,631	12/31/2009
12543UAD4	45,177,737	42,394,764		(2,782,973)	42,394,764	20,791,904	12/31/2009
12543UAE2	15,930,769	15,151,663		(779,106)	15,151,663	7,917,427	12/31/2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-125

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
12544AAC9	$49,835,937	$48,573,999	$(1,261,938)	$48,573,999	$25,931,615	12/31/2009
12544DAK5	21,950,653	21,668,533	(282,120)	21,668,533	15,139,755	12/31/2009
12544DAQ2	15,698,178	15,576,809	(121,369)	15,576,809	9,330,008	12/31/2009
12544LAK7	31,269,224	30,929,119	(340,105)	30,929,119	23,283,773	12/31/2009
12544RAL2	8,883,000	8,687,070	(195,930)	8,687,070	5,835,361	12/31/2009
12545CAU4	39,546,663	37,843,801	(1,702,862)	37,843,801	29,109,776	12/31/2009
12558MBN1	14,860,111	14,345,457	(514,654)	14,345,457	2,493,919	12/31/2009
12566RAG6	40,498,727	38,955,331	(1,543,396)	38,955,331	28,805,442	12/31/2009
12566XAE8	34,342,512	31,146,696	(3,195,816)	31,146,696	22,906,737	12/31/2009
12566XAG3	15,725,340	14,714,071	(1,011,269)	14,714,071	7,004,737	12/31/2009
126171AQ0	4,979,133	4,294,375	(684,758)	4,294,375	1,184,275	12/31/2009
126378AG3	14,468,757	13,583,840	(884,917)	13,583,840	9,322,523	12/31/2009
126378AH1	15,735,264	14,849,376	(885,888)	14,849,376	8,924,133	12/31/2009
126670GR3	6,999,491	6,444,126	(555,365)	6,444,126	2,538,239	12/31/2009
126670QT8	3,628,335	3,588,346	(39,989)	3,588,346	2,216,845	12/31/2009
126671TW6	1,104,726	893,475	(211,251)	893,475	157,397	12/31/2009
12667F2J3	38,230,681	37,962,650	(268,031)	37,962,650	16,806,135	12/31/2009
12667F4N2	10,000,000	9,861,140	(138,860)	9,861,140	6,538,343	12/31/2009
12667FMJ1	19,582,164	19,378,750	(203,414)	19,378,750	11,437,931	12/31/2009
12667FR98	6,874,348	4,442,078	(2,432,270)	4,442,078	1,295,211	12/31/2009
12667FYZ2	24,125,540	19,416,478	(4,709,062)	19,416,478	5,117,969	12/31/2009
12667GFB4	68,056,538	67,661,838	(394,700)	67,661,838	49,131,254	12/31/2009
12667GFT5	19,521,163	19,142,452	(378,711)	19,142,452	12,645,891	12/31/2009
12667GJG9	16,385,944	16,353,724	(32,220)	16,353,724	11,171,557	12/31/2009
12667GKE2	15,362,913	14,843,603	(519,310)	14,843,603	7,562,329	12/31/2009
12667GQA4	23,036,429	22,632,016	(404,413)	22,632,016	15,677,998	12/31/2009
12667GW74	20,096,846	20,031,300	(65,546)	20,031,300	14,258,906	12/31/2009
12668ASQ9	4,716,558	4,702,861	(13,697)	4,702,861	3,743,740	12/31/2009
12668ASQ9	23,876,161	23,806,826	(69,335)	23,806,826	18,951,563	12/31/2009
12668ASR7	7,449,505	7,322,310	(127,195)	7,322,310	3,739,156	12/31/2009
126694AG3	14,053,115	13,575,455	(477,660)	13,575,455	5,578,762	12/31/2009
126694HK7	19,184,867	19,020,520	(164,347)	19,020,520	14,660,188	12/31/2009
126694JS8	27,939,566	27,834,551	(105,015)	27,834,551	10,595,359	12/31/2009
126694W61	24,054,887	22,698,356	(1,356,531)	22,698,356	9,466,804	12/31/2009
126694XQ6	32,714,970	30,923,460	(1,791,510)	30,923,460	13,730,021	12/31/2009
12669DN87	2,557,344	1,951,794	(605,550)	1,951,794	1,261,641	12/31/2009
12669E4W3	5,078,179	4,840,772	(237,407)	4,840,772	2,593,800	12/31/2009
12669YAF9	20,652,190	19,664,480	(987,710)	19,664,480	8,774,980	12/31/2009
12669YAH5	16,469,188	16,368,464	(100,724)	16,368,464	6,872,166	12/31/2009
12669YAX0	15,969,650	15,316,597	(653,053)	15,316,597	6,697,462	12/31/2009
12670AAF8	48,352,021	45,989,004	(2,363,017)	45,989,004	33,931,285	12/31/2009
161546FY7	4,136,277	2,201,131	(1,935,146)	2,201,131	671,769	12/31/2009
161551FW1	154,005	103,493	(50,512)	103,493	3,237	12/31/2009
161631AV8	42,128,293	40,838,840	(1,289,453)	40,838,840	30,045,941	12/31/2009
16163BAP9	29,341,512	28,968,116	(373,396)	28,968,116	13,865,667	12/31/2009
16165LAG5	13,821,284	13,647,764	(173,520)	13,647,764	7,986,973	12/31/2009
16165TBJ1	10,448,900	10,263,761	(185,139)	10,263,761	6,816,639	12/31/2009
170255AS2	15,112,930	14,773,335	(339,595)	14,773,335	11,552,634	12/31/2009
17025JAB9	9,459,235	9,190,500	(268,735)	9,190,500	4,008,065	12/31/2009
17025JAB9	28,874,314	28,054,001	(820,313)	28,054,001	12,234,618	12/31/2009
17025TAV3	28,498,552	27,463,403	(1,035,149)	27,463,403	15,287,882	12/31/2009
172973W62	440,184	436,545	(3,639)	436,545	313,988	12/31/2009
17309YAD9	20,217,243	19,172,925	(1,044,318)	19,172,925	12,006,899	12/31/2009
17310AAR7	32,963,982	32,409,718	(554,264)	32,409,718	20,022,763	12/31/2009
17310MAQ3	15,046,908	11,646,343	(3,400,565)	11,646,343	1,856,580	12/31/2009

B-126	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
17310MAS9	$1,275,932	$960,222		$(315,710)	$960,222	$414,852	12/31/2009
17312FAD5	9,855,551	9,846,320		(9,231)	9,846,320	7,494,675	12/31/2009
190749AN1	1,490,230	1,163,840		(326,390)	1,163,840	360,290	12/31/2009
19075CAK9	10,988,235	5,934,671		(5,053,564)	5,934,671	4,175,325	12/31/2009
19075CAL7	4,094,402	2,993,689		(1,100,713)	2,993,689	3,540,530	12/31/2009
19075CAM5	1,087,743	779,994		(307,749)	779,994	719,115	12/31/2009
19075CAN3	841,743	620,145		(221,598)	620,145	500,000	12/31/2009
19075CAS2	3,735,011	3,321,386		(413,625)	3,321,386	2,419,440	12/31/2009
20047EAP7	3,693,912	2,729,624		(964,288)	2,729,624	4,169,656	12/31/2009
20173MAN0	19,810,076	7,538,530		(12,271,546)	7,538,530	3,457,580	12/31/2009
20173MAQ3	1,220,517	672,398		(548,119)	672,398	450,000	12/31/2009
22544QAK5	17,504,444	15,077,211		(2,427,233)	15,077,211	3,463,938	12/31/2009
22544QAM1	19,198,558	6,452,459		(12,746,099)	6,452,459	3,771,547	12/31/2009
22544QAN9	3,673,347	2,374,304		(1,299,043)	2,374,304	1,541,414	12/31/2009
22544QAP4	1,395,672	1,013,001		(382,671)	1,013,001	841,401	12/31/2009
22544QAQ2	2,386,341	1,713,686		(672,655)	1,713,686	1,332,980	12/31/2009
225458DT2	2,910,803	2,893,702		(17,101)	2,893,702	1,143,105	12/31/2009
225458SB5	14,087,585	14,001,463		(86,122)	14,001,463	3,794,631	12/31/2009
22545XAP8	2,080,603	858,458		(1,222,145)	858,458	2,707,527	12/31/2009
22545XAQ6	1,601,753	—	*	(1,601,753)	—	1,117,160	12/31/2009
225470H22	970,504	913,918		(56,586)	913,918	879,984	12/31/2009
251510CY7	6,174,468	6,128,159		(46,309)	6,128,159	2,385,464	12/31/2009
251510ET6	6,610,704	6,129,009		(481,695)	6,129,009	1,531,776	12/31/2009
294751FB3	4,704,156	4,472,358		(231,798)	4,472,358	941,193	12/31/2009
294751FC1	2,323,121	1,249,074		(1,074,047)	1,249,074	395,093	12/31/2009
294754AY2	5,853,602	5,588,893		(264,709)	5,588,893	4,304,994	12/31/2009
32051G2J3	19,664,606	19,456,027		(208,579)	19,456,027	15,337,214	12/31/2009
32051GDH5	5,217,232	4,028,086		(1,189,146)	4,028,086	3,390,503	12/31/2009
32051GFL4	7,842,427	7,595,406		(247,021)	7,595,406	5,536,785	12/31/2009
36157TJG7	1,804,125	1,308,394		(495,731)	1,308,394	1,469,454	12/31/2009
361849S29	6,462,883	4,691,114		(1,771,769)	4,691,114	1,678,015	12/31/2009
36228CYQ0	24,033,161	23,095,688		(937,473)	23,095,688	7,171,836	12/31/2009
3622ECAH9	6,009,448	5,942,640		(66,808)	5,942,640	2,934,538	12/31/2009
3622MPBE7	50,481,437	50,370,399		(111,038)	50,370,399	39,532,250	12/31/2009
362332AM0	6,642,090	4,602,455		(2,039,635)	4,602,455	1,911,030	12/31/2009
362332AN8	3,128,933	473,329		(2,655,604)	473,329	856,025	12/31/2009
362332AT5	8,451,782	642,221		(7,809,561)	642,221	2,520,945	12/31/2009
362332AV0	3,936,084	668,865		(3,267,219)	668,865	1,640,000	12/31/2009
362334QC1	9,544,327	9,182,164		(362,163)	9,182,164	7,009,589	12/31/2009
362669AQ6	10,133,998	10,076,618		(57,380)	10,076,618	6,805,070	12/31/2009
36298JAC7	9,824,095	7,485,905		(2,338,190)	7,485,905	1,299,000	12/31/2009
36828QSL1	1,764,915	977,473		(787,442)	977,473	908,306	12/31/2009
45660LPD5	13,759,047	13,655,346		(103,701)	13,655,346	9,245,813	12/31/2009
46412QAD9	4,768,657	4,752,037		(16,620)	4,752,037	1,247,784	12/31/2009
46614KAB2	2,754,987	2,069,970		(685,017)	2,069,970	500,000	12/31/2009
46625M2W8	1,230,406	1,196,250		(34,156)	1,196,250	169,265	12/31/2009
46625MQ93	2,095,225	474,700		(1,620,525)	474,700	146,389	12/31/2009
46625MZH5	1,179,409	1,094,197		(85,212)	1,094,197	490,187	12/31/2009
46625MZJ1	2,162,622	259,295		(1,903,327)	259,295	342,817	12/31/2009
46625MZK8	2,331,637	—	*	(2,331,637)	—	302,478	12/31/2009
46625MZL6	44,886	—	*	(44,886)	—	225,453	12/31/2009
46625YC68	3,016,699	1,949,218		(1,067,481)	1,949,218	439,970	12/31/2009
46627MAC1	11,109,835	11,107,913		(1,922)	11,107,913	5,679,297	12/31/2009
46628SAG8	26,022,755	24,189,294		(1,833,461)	24,189,294	13,494,828	12/31/2009
46628YBK5	29,479,163	29,064,914		(414,249)	29,064,914	12,713,916	12/31/2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-127

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
46628YBP4	$15,611,011	$15,328,042		$(282,969)	$15,328,042	$9,316,003	12/31/2009
46629YAM1	16,337,536	15,714,000		(623,536)	15,714,000	4,461,220	12/31/2009
46629YAQ2	1,460,898	1,180,316		(280,582)	1,180,316	1,011,940	12/31/2009
46630AAG3	450,846	429,259		(21,587)	429,259	360,000	12/31/2009
46630JAQ2	30,100,789	28,949,901		(1,150,888)	28,949,901	11,111,370	12/31/2009
46630JAS8	2,912,412	2,596,223		(316,189)	2,596,223	2,667,440	12/31/2009
46630JAU3	4,457,046	3,568,616		(888,430)	3,568,616	4,334,260	12/31/2009
46630JAW9	3,084,864	2,480,742		(604,122)	2,480,742	3,159,820	12/31/2009
46631BAP0	16,557,726	9,978,276		(6,579,450)	9,978,276	2,458,651	12/31/2009
46632HAR2	2,993,238	2,071,845		(921,393)	2,071,845	863,376	12/31/2009
50177AAL3	9,847,630	2,320,838		(7,526,792)	2,320,838	1,603,730	12/31/2009
50179AAM9	3,872,820	2,919,211		(953,609)	2,919,211	480,000	12/31/2009
50179AAN7	1,687,002	1,350,628		(336,374)	1,350,628	549,000	12/31/2009
50179AAS6	1,625,796	1,300,608		(325,188)	1,300,608	524,370	12/31/2009
50180CAV2	824,030	740,070		(83,960)	740,070	720,000	12/31/2009
50180JAM7	5,085,004	4,203,919		(881,085)	4,203,919	1,700,000	12/31/2009
50180JAR6	2,635,610	2,240,013		(395,597)	2,240,013	840,000	12/31/2009
52108HZ80	6,961,779	5,822,810		(1,138,969)	5,822,810	1,828,078	12/31/2009
525221EB9	4,999,219	4,976,531		(22,688)	4,976,531	2,699,322	12/31/2009
525221EB9	24,996,094	24,882,653		(113,441)	24,882,653	13,496,608	12/31/2009
525221JW8	42,492,282	40,532,474		(1,959,808)	40,532,474	25,739,305	12/31/2009
52522HAL6	40,000,000	39,094,709		(905,291)	39,094,709	17,347,248	12/31/2009
55312TAH6	10,038,969	7,114,883		(2,924,086)	7,114,883	2,796,660	12/31/2009
55312TAJ2	4,409,205	2,116,859		(2,292,346)	2,116,859	2,034,828	12/31/2009
55312TAK9	5,861,263	4,227,537		(1,633,726)	4,227,537	3,406,325	12/31/2009
55312TAQ6	627,674	—	²	(29,932)	597,742	597,742	12/31/2009
55312TAR4	692,324	—	²	(41,516)	650,808	650,808	12/31/2009
55312YAJ1	3,719,481	1,734,574		(1,984,907)	1,734,574	3,123,960	12/31/2009
55312YAK8	1,238,011	832,561		(405,450)	832,561	1,387,912	12/31/2009
576434GR9	2,302,714	2,299,657		(3,057)	2,299,657	1,342,087	12/31/2009
576434SW5	11,501,301	11,319,423		(181,878)	11,319,423	6,428,454	12/31/2009
59022HEC2	4,863,526	1,462,290		(3,401,236)	1,462,290	2,343,838	12/31/2009
59022HED0	254,509	182,000		(72,509)	182,000	271,585	12/31/2009
59025KAK8	19,132,586	18,816,090		(316,496)	18,816,090	6,127,020	12/31/2009
60687UAM9	5,359,678	3,522,644		(1,837,034)	3,522,644	724,072	12/31/2009
60687VAM7	1,011,356	718,736		(292,620)	718,736	973,765	12/31/2009
60687VAN5	467,103	343,023		(124,080)	343,023	551,651	12/31/2009
60688BAM0	5,814,544	2,690,005		(3,124,539)	2,690,005	1,276,092	12/31/2009
60688BAS7	2,980,912	2,368,385		(612,527)	2,368,385	1,370,490	12/31/2009
61745MTQ6	3,511,230	3,145,941		(365,289)	3,145,941	467,827	12/31/2009
61745MU68	2,521,714	2,318,144		(203,570)	2,318,144	1,326,172	12/31/2009
61749EAE7	21,937,113	20,632,744		(1,304,369)	20,632,744	14,241,794	12/31/2009
61749MAC3	4,982,502	3,122,849		(1,859,653)	3,122,849	1,248,255	12/31/2009
61749MAD1	3,971,145	869,200		(3,101,945)	869,200	1,097,016	12/31/2009
61749MAE9	649,935	537,517		(112,418)	537,517	973,452	12/31/2009
61749MAF6	335,488	309,596		(25,892)	309,596	444,996	12/31/2009
61749MAG4	245,789	226,491		(19,298)	226,491	295,570	12/31/2009
61749WAH0	5,831,762	5,444,731		(387,031)	5,444,731	4,125,921	12/31/2009
61749WAJ6	3,826,597	3,730,700		(95,897)	3,730,700	2,791,770	12/31/2009
61750YAF6	33,373,686	32,686,865		(686,821)	32,686,865	16,663,416	12/31/2009
61751NAQ5	2,487,197	1,664,541		(822,656)	1,664,541	589,020	12/31/2009
61751NAR3	1,028,941	880,327		(148,614)	880,327	400,000	12/31/2009
61752JAF7	12,681,357	12,380,156		(301,201)	12,380,156	9,537,557	12/31/2009
61753JAN9	1,142,224	984,350		(157,874)	984,350	877,061	12/31/2009
61754KAN5	29,809,708	29,531,670		(278,038)	29,531,670	5,844,840	12/31/2009

B-128	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61754KAP0	$13,409,091	$4,918,205		$(8,490,886)	$4,918,205	$2,666,250	12/31/2009
643529AD2	13,146,934	13,050,002		(96,932)	13,050,002	9,017,512	12/31/2009
74438WAN6	1,816,058	1,072,747		(743,311)	1,072,747	458,439	12/31/2009
74924PAJ1	936,873	519,462		(417,411)	519,462	328,120	12/31/2009
74951PEA2	3,495,148	1,433,284		(2,061,864)	1,433,284	835,487	12/31/2009
749577AL6	19,105,048	18,361,591		(743,457)	18,361,591	8,706,964	12/31/2009
74957EAE7	18,387,988	18,193,031		(194,957)	18,193,031	12,426,822	12/31/2009
74957EAF4	38,816,646	38,362,975		(453,671)	38,362,975	30,535,097	12/31/2009
74957VAQ2	22,747,844	22,214,688		(533,156)	22,214,688	17,832,166	12/31/2009
74957XAF2	37,231,074	36,852,426		(378,648)	36,852,426	26,262,639	12/31/2009
749583AH3	10,731,811	10,129,812		(601,999)	10,129,812	4,117,628	12/31/2009
74958AAD6	32,866,792	31,650,698		(1,216,094)	31,650,698	25,854,525	12/31/2009
74958AAH7	29,073,808	27,518,939		(1,554,869)	27,518,939	17,192,658	12/31/2009
74958BAH5	27,755,168	26,705,568		(1,049,600)	26,705,568	17,197,206	12/31/2009
74958EAD8	49,662,273	49,333,700		(328,573)	49,333,700	37,201,145	12/31/2009
75115CAG2	9,239,147	8,856,644		(382,503)	8,856,644	4,622,037	12/31/2009
75971EAF3	467,367	426,479		(40,888)	426,479	249,442	12/31/2009
760985CM1	1,269,068	1,011,624		(257,444)	1,011,624	804,386	12/31/2009
760985SS1	6,542,585	6,519,651		(22,934)	6,519,651	2,957,601	12/31/2009
760985U66	182,646	71,279		(111,367)	71,279	31,872	12/31/2009
76110HHB8	4,318,025	3,800,654		(517,371)	3,800,654	1,572,093	12/31/2009
76110HQT9	1,441,903	1,286,427		(155,476)	1,286,427	541,109	12/31/2009
76110HSH3	3,131,045	2,652,424		(478,621)	2,652,424	583,025	12/31/2009
76110HX53	10,788,610	10,730,777		(57,833)	10,730,777	6,894,858	12/31/2009
76110HX87	24,320,507	23,938,919		(381,588)	23,938,919	15,338,776	12/31/2009
76110WQA7	17,189,799	15,628,688		(1,561,111)	15,628,688	5,701,419	12/31/2009
76110WQU3	4,478,236	2,780,527		(1,697,709)	2,780,527	1,017,879	12/31/2009
76110WRX6	3,720,469	2,952,563		(767,906)	2,952,563	628,962	12/31/2009
76110WXR2	9,699,484	9,369,981		(329,503)	9,369,981	4,053,679	12/31/2009
761118CZ9	11,726,512	11,266,871		(459,641)	11,266,871	4,579,678	12/31/2009
761118PQ5	12,839,852	12,296,584		(543,268)	12,296,584	9,392,704	12/31/2009
76114DAE4	16,600,875	15,340,493		(1,260,382)	15,340,493	12,614,418	12/31/2009
84604CAE7	3,738,299	3,401,918		(336,381)	3,401,918	1,038,660	12/31/2009
86359DPP6	26,065,028	22,653,220		(3,411,808)	22,653,220	7,578,276	12/31/2009
87222PAE3	36,209,915	35,349,968		(859,947)	35,349,968	15,782,436	12/31/2009
87246AAP3	20,502,917	14,536,427		(5,966,490)	14,536,427	2,167,886	12/31/2009
92976UAA8	13,920,295	10,668,447		(3,251,848)	10,668,447	1,820,000	12/31/2009
92977QAP3	13,540,376	8,896,827		(4,643,549)	8,896,827	2,906,604	12/31/2009
92977QAQ1	4,916,523	3,218,603		(1,697,920)	3,218,603	2,611,154	12/31/2009
92978MAN6	25,076,116	21,257,728		(3,818,388)	21,257,728	5,553,925	12/31/2009
92978MAT3	4,232,886	1,366,517		(2,866,369)	1,366,517	1,044,924	12/31/2009
92978QAJ6	41,868,287	34,756,308		(7,111,979)	34,756,308	17,803,755	12/31/2009
92978QAN7	1,054,106	588,222		(465,884)	588,222	1,852,940	12/31/2009
92978QAP2	1,006,290	586,700		(419,590)	586,700	1,681,690	12/31/2009
92978QAR8	2,428,623	2,009,686		(418,937)	2,009,686	3,686,283	12/31/2009
92978TAL5	23,643,133	22,488,549		(1,154,584)	22,488,549	8,652,630	12/31/2009
92978TAM3	7,091,481	5,731,599		(1,359,882)	5,731,599	7,777,740	12/31/2009
939344AN7	7,558,129	—	²	(1,492,699)	6,065,430	6,065,430	12/31/2009
94980KAQ5	891,257	697,126		(194,131)	697,126	605,375	12/31/2009
94980SAS4	37,892,867	37,298,560		(594,307)	37,298,560	19,209,448	12/31/2009
94980SBJ3	19,025,324	18,852,599		(172,725)	18,852,599	9,434,204	12/31/2009
949837AF5	69,395,783	69,077,308		(318,475)	69,077,308	37,135,283	12/31/2009
949837BE7	20,118,623	19,943,534		(175,089)	19,943,534	14,029,989	12/31/2009
949837BK3	8,651,946	8,601,312		(50,634)	8,601,312	6,121,859	12/31/2009
949837CC0	26,170,357	25,669,010		(501,347)	25,669,010	17,713,389	12/31/2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-129

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
94983BAP4	$15,664,980	$15,471,918		$(193,062)	$15,471,918	$11,295,344	12/31/2009
94984AAR1	29,306,329	29,299,321		(7,008)	29,299,321	14,513,796	12/31/2009
94984FAR0	35,392,208	35,362,908		(29,300)	35,362,908	25,486,630	12/31/2009
94984XAB6	9,930,589	9,542,007		(388,582)	9,542,007	4,478,081	12/31/2009
94984XAD2	8,215,869	7,891,136		(324,733)	7,891,136	3,736,617	12/31/2009
94984XAM2	12,527,390	12,047,711		(479,679)	12,047,711	6,848,925	12/31/2009
94985JAB6	49,089,904	48,927,100		(162,804)	48,927,100	27,457,860	12/31/2009
94985JBR0	30,201,956	29,492,146		(709,810)	29,492,146	11,724,021	12/31/2009
94985JCA6	30,000,000	28,972,050		(1,027,950)	28,972,050	23,547,594	12/31/2009
94985LAD7	15,416,713	15,332,698		(84,015)	15,332,698	10,789,988	12/31/2009
94985RAP7	63,260,667	61,811,840		(1,448,827)	61,811,840	41,620,166	12/31/2009
94985WAP6	24,098,090	23,541,749		(556,341)	23,541,749	18,898,058	12/31/2009
94985WAQ4	71,553,189	70,433,050		(1,120,139)	70,433,050	28,405,225	12/31/2009
94985WBL4	37,767,886	37,226,500		(541,386)	37,226,500	25,982,515	12/31/2009
94986AAC2	113,043,780	111,243,241		(1,800,539)	111,243,241	79,103,383	12/31/2009
126670QT8	4,999,957	3,628,335		(1,371,622)	3,628,335	1,948,947	9/30/2009
126670QU5	19,998,914	12,696,540		(7,302,374)	12,696,540	7,020,652	9/30/2009
251511AC5	18,175,550	14,861,707		(3,313,843)	14,861,707	8,959,648	9/30/2009
33848JAC9	9,112,868	6,923,454		(2,189,414)	6,923,454	6,366,877	9/30/2009
3622ECAK2	20,941,477	18,788,252		(2,153,225)	18,788,252	11,474,209	9/30/2009
3622ELAD8	50,223,381	44,199,500		(6,023,881)	44,199,500	26,566,545	9/30/2009
362334NC4	17,932,324	14,708,014		(3,224,310)	14,708,014	8,351,942	9/30/2009
362375AD9	19,344,302	15,288,032		(4,056,270)	15,288,032	10,719,528	9/30/2009
395386AP0	16,986,719	14,017,799		(2,968,920)	14,017,799	11,738,682	9/30/2009
525221CM7	28,026,636	24,254,757		(3,771,879)	24,254,757	7,226,630	9/30/2009
525221JW8	44,542,371	42,492,282		(2,050,089)	42,492,282	25,949,093	9/30/2009
52523KAH7	14,909,635	11,956,832		(2,952,803)	11,956,832	8,970,537	9/30/2009
61750YAF6	39,999,988	33,373,686		(6,626,302)	33,373,686	18,338,272	9/30/2009
61752JAF7	14,943,281	12,681,357		(2,261,924)	12,681,357	8,250,000	9/30/2009
74040KAC6	4,810,269	—	²	(515,386)	4,294,883	4,294,883	9/30/2009
87222PAE3	39,983,008	36,209,916		(3,773,092)	36,209,916	16,649,220	9/30/2009
03702YAC4	2,162,800	—	²	(432,560)	1,730,240	1,730,240	9/30/2009
05947UJV1	312,746	—	²	(90,811)	221,935	221,935	9/30/2009
05947UWA2	1,738,023	767,441		(970,582)	767,441	212,822	9/30/2009
05947UWB0	791,256	131,202		(660,054)	131,202	100,361	9/30/2009
05950EAP3	4,884,794	1,370,873		(3,513,921)	1,370,873	715,945	9/30/2009
059511AM7	5,904,407	3,154,584		(2,749,823)	3,154,584	750,192	9/30/2009
059511AS4	6,726,167	1,707,661		(5,018,506)	1,707,661	855,021	9/30/2009
059511AU9	9,752,428	2,073,166		(7,679,262)	2,073,166	1,137,750	9/30/2009
07387BEQ2	7,985,888	6,510,227		(1,475,661)	6,510,227	1,649,017	9/30/2009
07388VAL2	18,797,504	11,722,177		(7,075,327)	11,722,177	2,502,987	9/30/2009
07388YBA9	10,701,132	3,390,725		(7,310,407)	3,390,725	770,000	9/30/2009
07401DAN1	9,459,397	2,892,020		(6,567,377)	2,892,020	861,453	9/30/2009
19075CAK9	15,052,911	10,989,000		(4,063,911)	10,989,000	2,273,985	9/30/2009
19075CAL7	14,220,451	4,095,130		(10,125,321)	4,095,130	1,907,778	9/30/2009
19075CAM5	5,017,824	1,088,000		(3,929,824)	1,088,000	450,000	9/30/2009
19075CAN3	5,017,830	842,000		(4,175,830)	842,000	400,000	9/30/2009
19075CAS2	30,351,166	3,735,010		(26,616,156)	3,735,010	2,419,440	9/30/2009
20047EAP7	10,886,649	3,667,140		(7,219,509)	3,667,140	720,850	9/30/2009
22544QAM1	25,959,195	19,198,558		(6,760,637)	19,198,558	2,598,478	9/30/2009
22544QAN9	13,672,024	3,673,346		(9,998,678)	3,673,346	1,221,097	9/30/2009
22544QAP4	4,970,573	1,387,115		(3,583,458)	1,387,115	715,966	9/30/2009
225470H22	3,888,986	970,505		(2,918,481)	970,505	240,000	9/30/2009
362332AT5	15,051,925	8,451,781		(6,600,144)	8,451,781	2,285,175	9/30/2009
36828QSL1	2,972,198	1,764,915		(1,207,283)	1,764,915	611,917	9/30/2009

B-130	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
396789KF5	$5,378,625	$4,506,021		$(872,604)	$4,506,021	$1,194,307	9/30/2009
46614KAB2	9,657,805	2,800,420		(6,857,385)	2,800,420	500,000	9/30/2009
46629YAM1	20,070,948	16,337,536		(3,733,412)	16,337,536	3,476,200	9/30/2009
46630JAS8	10,035,389	2,912,412		(7,122,977)	2,912,412	1,108,700	9/30/2009
46632HAR2	4,028,186	2,987,063		(1,041,123)	2,987,063	657,928	9/30/2009
50180CAM2	11,464,618	2,607,049		(8,857,569)	2,607,049	1,573,335	9/30/2009
55312TAJ2	9,036,266	4,409,675		(4,626,591)	4,409,675	1,432,692	9/30/2009
55312TAK9	24,178,234	5,855,254		(18,322,980)	5,855,254	2,631,250	9/30/2009
55312TAR4	701,767	692,323		(9,444)	692,323	849,940	9/30/2009
55312YAJ1	15,059,261	3,720,260		(11,339,001)	3,720,260	3,310,965	9/30/2009
55312YAK8	8,031,810	1,238,428		(6,793,382)	1,238,428	1,521,368	9/30/2009
55312YAL6	10,039,591	1,036,649		(9,002,942)	1,036,649	1,268,330	9/30/2009
55312YAS1	10,039,851	682,106		(9,357,745)	682,106	1,273,890	9/30/2009
55312YAT9	2,141,339	1,234,413		(906,926)	1,234,413	1,800,000	9/30/2009
59023BAL8	4,930,792	4,713,154		(217,638)	4,713,154	604,725	9/30/2009
60687VAM7	5,018,438	1,011,356		(4,007,082)	1,011,356	581,350	9/30/2009
60688BAM0	8,279,911	5,814,544		(2,465,367)	5,814,544	2,036,952	9/30/2009
60688BAS7	9,910,681	2,980,912		(6,929,769)	2,980,912	2,100,637	9/30/2009
61745MU68	3,909,052	2,521,714		(1,387,338)	2,521,714	949,776	9/30/2009
61746WE63	5,393,259	4,810,580		(582,679)	4,810,580	1,369,482	9/30/2009
61749MAE9	3,953,068	649,935		(3,303,133)	649,935	783,732	9/30/2009
61750CAS6	9,000,000	5,734,363		(3,265,637)	5,734,363	1,779,777	9/30/2009
61751NAQ5	4,014,486	2,487,197		(1,527,289)	2,487,197	496,676	9/30/2009
61753JAL3	10,039,489	1,923,248		(8,116,241)	1,923,248	1,497,480	9/30/2009
61754KAP0	16,333,731	13,409,091		(2,924,640)	13,409,091	1,823,465	9/30/2009
74438WAN6	2,435,634	1,816,058		(619,576)	1,816,058	483,756	9/30/2009
92978QAJ6	44,853,705	41,898,576		(2,955,129)	41,898,576	23,143,606	9/30/2009
92978QAN7	10,035,032	1,054,620		(8,980,412)	1,054,620	1,308,000	9/30/2009
92978QAP2	10,035,430	1,006,809		(9,028,621)	1,006,809	1,227,540	9/30/2009
92978QAR8	33,913,365	2,428,623		(31,484,742)	2,428,623	2,703,520	9/30/2009
92978QAT4	2,207,457	(307,191)		(2,514,648)	(307,191)	1,400,000	9/30/2009
92978TAL5	30,104,829	23,644,657		(6,460,172)	23,644,657	5,013,420	9/30/2009
92978TAM3	30,106,380	7,091,481		(23,014,899)	7,091,481	4,660,680	9/30/2009
02151CBD7	30,078,496	28,536,105		(1,542,391)	28,536,105	22,051,302	9/30/2009
12566XAG3	17,348,888	15,725,340		(1,623,548)	15,725,340	6,953,865	9/30/2009
02147QAE2	49,228,610	45,152,500		(4,076,110)	45,152,500	36,433,950	9/30/2009
12544RAL2	9,625,351	8,883,000		(742,351)	8,883,000	5,950,703	9/30/2009
12566XAE8	36,726,158	34,342,512		(2,383,646)	34,342,512	23,452,904	9/30/2009
16165TBJ1	11,550,415	10,448,900		(1,101,515)	10,448,900	6,535,688	9/30/2009
46627MAC1	11,998,763	11,109,835		(888,928)	11,109,835	5,856,448	9/30/2009
362334ME1	30,218,777	—	²	(12,195,320)	18,023,457	18,023,457	6/30/2009
61749EAE7	25,483,761	—	²	(16,778,706)	8,705,055	8,705,055	6/30/2009
643529AD2	15,955,720	—	²	(8,979,720)	6,976,000	6,976,000	6/30/2009
74040KAC6	5,669,246	—	²	(858,977)	4,810,269	4,810,269	6/30/2009
939344AN7	6,948,092	—	²	(1,155,092)	5,793,000	5,793,000	6/30/2009
46630AAG3	3,008,127	—	²	(2,599,827)	408,300	408,300	6/30/2009
46630AAC2	3,509,499	—	²	(2,982,749)	526,750	526,750	6/30/2009
46630JAU3	20,074,125	—	²	(17,918,125)	2,156,000	2,156,000	6/30/2009
50179AAN7	5,511,632	—	²	(4,650,800)	860,832	860,832	6/30/2009
362332AV0	20,707,546	—	²	(18,846,146)	1,861,400	1,861,400	6/30/2009
50179AAS6	7,520,314	—	²	(6,537,495)	982,819	982,819	6/30/2009
50179AAM9	4,015,625	—	²	(3,284,425)	731,200	731,200	6/30/2009
07388YBE1	6,678,995	—	²	(6,104,995)	574,000	574,000	6/30/2009
07388YBC5	6,807,716	—	²	(6,205,016)	602,700	602,700	6/30/2009
05947UJT6	1,000,436	—	²	(743,026)	257,410	257,410	6/30/2009

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-131

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
61751NAR3	$4,002,195	$—	²	$(3,660,595)	$341,600	$341,600	6/30/2009
92978MAT3	5,464,600	—	²	(4,860,639)	603,961	603,961	6/30/2009
92977QAQ1	13,034,405	—	²	(11,980,105)	1,054,300	1,054,300	6/30/2009
61754JAN8	2,787,584	—	²	(2,427,884)	359,700	359,700	6/30/2009
61753JAN9	7,376,067	—	²	(6,286,655)	1,089,412	1,089,412	6/30/2009
61753JAM1	10,040,730	—	²	(8,673,730)	1,367,000	1,367,000	6/30/2009
50180JAL9	7,028,178	—	²	(5,882,278)	1,145,900	1,145,900	6/30/2009
61749MAF6	2,933,947	—	²	(2,552,647)	381,300	381,300	6/30/2009
61746WE89	934,072	—	²	(703,548)	230,524	230,524	6/30/2009
61746WE71	2,038,212	—	²	(1,558,205)	480,007	480,007	6/30/2009
59023BAM6	5,888,700	—	²	(4,806,900)	1,081,800	1,081,800	6/30/2009
59022HEC2	6,984,225	—	²	(5,699,025)	1,285,200	1,285,200	6/30/2009
50180JAM7	17,068,049	—	²	(14,611,549)	2,456,500	2,456,500	6/30/2009
59022HED0	2,244,466	—	²	(1,953,125)	291,341	291,341	6/30/2009
52108RCK6	13,624,490	—	²	(12,692,065)	932,425	932,425	6/30/2009
50180JAR6	12,048,727	—	²	(10,654,327)	1,394,400	1,394,400	6/30/2009
251510CY7	9,287,032	—	²	(7,029,696)	2,257,336	2,257,336	6/30/2009
52521RAS0	3,173,730	—	²	(1,672,517)	1,501,213	1,501,213	6/30/2009
02149HAK6	27,458,769	—	²	(13,202,360)	14,256,409	14,256,409	6/30/2009
75115CAG2	10,160,350	—	²	(5,511,758)	4,648,592	4,648,592	6/30/2009
126378AG3	16,952,099	—	²	(8,331,528)	8,620,571	8,620,571	3/31/2009
126378AH1	18,332,132	—	²	(8,896,772)	9,435,360	9,435,360	3/31/2009
46628SAG8	28,479,557	—	²	(15,739,186)	12,740,371	12,740,371	3/31/2009
589929JS8	3,614,074	—	²	(977,614)	2,636,460	2,636,460	3/31/2009
61749WAH0	8,348,064	—	²	(3,723,256)	4,624,808	4,624,808	3/31/2009
61749WAJ6	4,840,214	—	²	(2,064,598)	2,775,616	2,775,616	3/31/2009
74040KAC6	6,735,434	—	²	(1,066,188)	5,669,246	5,669,246	3/31/2009
84604CAE7	4,395,157	—	²	(2,954,291)	1,440,866	1,440,866	3/31/2009
939344AN7	7,049,401	—	²	(101,309)	6,948,092	6,948,092	3/31/2009
03702YAC4	4,325,600	—	²	(2,162,800)	2,162,800	2,162,800	3/31/2009
190749AN1	5,165,844	—	²	(4,674,925)	490,919	490,919	3/31/2009
22544QAQ2	14,679,428	—	²	(13,730,058)	949,370	949,370	3/31/2009
22545DAL1	18,978,397	—	²	(17,449,489)	1,528,908	1,528,908	3/31/2009
46629YAQ2	5,060,345	—	²	(4,730,706)	329,639	329,639	3/31/2009
46630JAW9	20,076,375	—	²	(18,747,505)	1,328,870	1,328,870	3/31/2009
55312TAQ6	1,243,450	—	²	(615,776)	627,674	627,674	3/31/2009
55312TAR4	1,246,413	—	²	(544,645)	701,768	701,768	3/31/2009
59023BAN4	6,816,310	—	²	(5,908,928)	907,382	907,382	3/31/2009
05949AA67	7,180,337	—	²	(4,018,514)	3,161,823	3,161,823	3/31/2009
05949AA75	831,546	—	²	(270,990)	560,556	560,556	3/31/2009
12667FR98	9,441,206	—	²	(3,893,272)	5,547,934	5,547,934	3/31/2009
12669DN87	2,733,589	—	²	(1,410,077)	1,323,512	1,323,512	3/31/2009
251510ET6	12,727,050	—	²	(11,016,684)	1,710,366	1,710,366	3/31/2009
79548KJH2	51,335	—	²	(23,450)	27,885	27,885	3/31/2009
79548KJJ8	53,540	—	²	(21,307)	32,233	32,233	3/31/2009
79548KJK5	28,691	—	²	(12,508)	16,183	16,183	3/31/2009
02148FAW5	32,011,265	—	²	(13,311,789)	18,699,476	18,699,476	3/31/2009
76114DAE4	18,470,379	—	²	(12,205,478)	6,264,901	6,264,901	3/31/2009
76114DAE4	7,280,863	—	²	(2,325,579)	4,955,284	4,955,284	12/31/2008
02148YAD6	24,448,782	—	²	(10,894,044)	13,554,738	13,554,738	12/31/2008
028909AC3	1,459,724	—	²	(481,866)	977,858	977,858	12/31/2008
03702YAC4	7,278,038	—	²	(2,952,438)	4,325,600	4,325,600	12/31/2008
05947UJV1	884,711	—	²	(566,669)	318,042	318,042	12/31/2008
05947UWC8	724,284	—	²	(637,873)	86,411	86,411	12/31/2008
05947UWD6	917,748	—	²	(838,199)	79,549	79,549	12/31/2008

B-132	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

continued

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05949AA75	$2,375,256	$—	²	$(1,542,097)	$833,159	$833,159	12/31/2008
05949AM23	5,328,628	—	²	(3,347,549)	1,981,079	1,981,079	12/31/2008
05949AM31	1,618,515	—	²	(1,265,231)	353,284	353,284	12/31/2008
073945AS6	1,754,077	—	²	(1,498,173)	255,904	255,904	12/31/2008
12669EWZ5	4,405,837	—	²	(2,024,744)	2,381,093	2,381,093	12/31/2008
17310MAS9	4,015,015	—	²	(3,485,815)	529,200	529,200	12/31/2008
20173MAQ3	4,869,808	—	²	(4,234,308)	635,500	635,500	12/31/2008
21075WCJ2	1,407,861	—	²	(377,699)	1,030,162	1,030,162	12/31/2008
22540VHN5	2,463,713	—	²	(1,124,977)	1,338,736	1,338,736	12/31/2008
22545XAP8	33,792,994	—	²	(29,365,135)	4,427,859	4,427,859	12/31/2008
294751DY5	1,586,038	—	²	(894,024)	692,014	692,014	12/31/2008
294751FC1	2,299,916	—	²	(1,875,560)	424,356	424,356	12/31/2008
36228CDP5	750,894	—	²	(532,759)	218,135	218,135	12/31/2008
3622ECAH9	9,815,000	—	²	(6,403,699)	3,411,301	3,411,301	12/31/2008
38500XAM4	3,263,688	—	²	(2,878,688)	385,000	385,000	12/31/2008
46412QAD9	6,997,504	—	²	(5,554,244)	1,443,260	1,443,260	12/31/2008
46625M2W8	1,708,545	—	²	(1,550,593)	157,952	157,952	12/31/2008
46625M2Y4	596,284	—	²	(442,858)	153,426	153,426	12/31/2008
50180CAV2	6,024,175	—	²	(5,211,175)	813,000	813,000	12/31/2008
50180CAW0	7,183,387	—	²	(6,315,658)	867,729	867,729	12/31/2008
55312TAQ6	3,817,868	—	²	(2,574,418)	1,243,450	1,243,450	12/31/2008
55312TAR4	3,616,402	—	²	(2,369,989)	1,246,413	1,246,413	12/31/2008
55312YAT9	20,004,831	—	²	(17,949,031)	2,055,800	2,055,800	12/31/2008
589929JS8	4,196,584	—	²	(460,813)	3,735,771	3,735,771	12/31/2008
60687VAN5	3,276,152	—	²	(2,857,652)	418,500	418,500	12/31/2008
61746WE97	982,114	—	²	(622,238)	359,876	359,876	12/31/2008
61746WF21	198,149	—	²	(108,779)	89,370	89,370	12/31/2008
61749MAG4	2,463,365	—	²	(2,174,584)	288,781	288,781	12/31/2008
70556RAD3	41,824,931	—	²	(16,186,786)	25,638,145	25,638,145	12/31/2008
74040KAC6	14,387,860	—	²	(7,644,893)	6,742,967	6,742,967	12/31/2008
74924PAJ1	1,071,735	—	²	(577,030)	494,705	494,705	12/31/2008
760985U58	380,419	—	²	(70,655)	309,764	309,764	12/31/2008
760985U66	166,134	—	²	(69,050)	97,084	97,084	12/31/2008
76110HQT9	2,966,509	—	²	(1,968,981)	997,528	997,528	12/31/2008
76110VLD8	2,354,852	—	²	(467,251)	1,887,601	1,887,601	12/31/2008
76110VPJ1	2,462,808	—	²	(780,464)	1,682,344	1,682,344	12/31/2008
76110VPU6	1,428,428	—	²	(659,001)	769,427	769,427	12/31/2008
76110VTQ1	6,999,985	—	²	(6,060,515)	939,470	939,470	12/31/2008
76110WRX6	4,096,799	—	²	(1,412,549)	2,684,250	2,684,250	12/31/2008
76110WVT0	1,123,116	—	²	(565,567)	557,549	557,549	12/31/2008
76113GAC2	4,756,743	—	²	(4,437,090)	319,653	319,653	12/31/2008
92978QAT4	20,021,630	—	²	(17,893,630)	2,128,000	2,128,000	12/31/2008
939344AN7	10,000,000	—	²	(3,054,200)	6,945,800	6,945,800	12/31/2008
93934DAQ0	87,351	—	²	(51,823)	35,528	35,528	12/31/2008
94980KAQ5	1,103,943	—	²	(643,629)	460,314	460,314	12/31/2008
004421RV7	9,463,168	7,747,697	¹	(1,715,471)	7,747,697	7,003,715	9/30/2008
03702YAC4	21,627,908	—	²	(14,058,108)	7,569,800	7,569,800	9/30/2008
05949AM31	1,873,669	1,656,719	¹	(216,950)	1,656,719	739,839	9/30/2008
55312TAQ6	10,046,558	—	²	(6,083,638)	3,962,920	3,962,920	9/30/2008
55312TAR4	11,893,403	—	²	(8,099,902)	3,793,501	3,793,501	9/30/2008
589929JS8	5,505,188	—	²	(694,732)	4,810,456	4,810,456	9/30/2008
74040KAC6	15,328,440	—	²	(940,580)	14,387,860	14,387,860	9/30/2008
316781AA1	14,996,100	—	²	(8,432,550)	6,563,550	6,563,550	9/30/2008
67088CAA5	20,000,000	—	²	(17,500,000)	2,500,000	2,500,000	9/30/2008
004421RV7	13,293,979	10,420,391	¹	(2,873,588)	10,420,391	8,677,457	9/30/2008

TIAA Access: TIAA Separate Account VA-3 ■ Statement of Additional Information	B-133

NOTES TO STATUTORY–BASIS FINANCIAL STATEMENTS TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA	concluded

CUSIP	Book/Adj. Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows		Recognized Other-Than- Temporary Impairment	Amortized Cost After Other- Than-Temporary Impairment	Fair Value as of Impairment Date	Date of Financial Statement Where Reported
05947UJV1	$1,613,758	$1,063,032	¹	$(550,726)	$1,063,032	$2,510,921	9/30/2008
74040KAC6	16,983,047	—	²	(834,284)	16,148,763	16,148,763	9/30/2008
46625M2Y4	1,434,849	674,165	¹	(760,684)	674,165	727,135	3/31/2008
61746WE97	1,687,099	1,085,336	¹	(601,763)	1,085,336	1,710,037	3/31/2008
61746WF21	659,501	249,760	¹	(409,741)	249,760	545,244	3/31/2008
68400XBL3	557,541	280,704	¹	(276,837)	280,704	426,874	3/31/2008
760985U66	867,188	—	²	(536,924)	330,264	330,264	12/31/2007
363259AA0	15,000,000	—	²	(4,800,000)	10,200,000	10,200,000	12/31/2007
61746WF21	771,351	676,705	¹	(94,646)	676,705	556,580	12/31/2007
760985U58	2,813,940	911,116	¹	(1,902,824)	911,116	2,421,305	12/31/2007
76110WRX6	5,900,848	4,987,584	¹	(913,264)	4,987,584	4,149,159	12/31/2007
652454BB4	10,000,000	—	²	(1,500,000)	8,500,000	8,500,000	9/30/2007
652454BC2	5,000,000	—	²	(850,000)	4,150,000	4,150,000	9/30/2007
52518RBE5	1,322,892	—	²	(333,510)	989,382	989,382	6/30/2006
74681@AK5	4,500,000	—	²	(2,487,421)	2,012,579	2,012,579	9/30/2003
Total				(2,809,307,433)

[1]	Impairment based on undiscounted cash flows.
[2]	Impairment based on Fair Value.
*	Securities identified as having a net present value of $0.

B-134	Statement of Additional Information ■ TIAA Access: TIAA Separate Account VA-3

730 Third Avenue New York, NY 10017-3206

A11267 (5/13)

Part C — OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial statements

Part A: None

Part B: Includes all required financial statements of TIAA Separate Account VA-3 and Teachers Insurance and Annuity Association of America

(b)	Exhibits:

(1)(a)	Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

(b)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(c)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(2)	None

(3)	Form of Distribution Agreement

(4)	(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(A.1)	Amended and Restated RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(B.1)	Amended and Restated SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(C.1)	Amended and Restated GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(D)	GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(D.1)	Amended and Restated GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E)	GA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E.1)	Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.2)	Endorsement to Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.3)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(F)	RC Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	RCP Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Minimum Distribution Annuity Contract Endorsement – Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(I)	Minimum Distribution Annuity Contract Endorsement – Non-Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(J)	Separate Account One-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(K)	Separate Account Two-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(L)	Separate Account Fixed-Period Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(M)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(N)	Endorsement to TIAA Group Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(O)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(P)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(Q)	Endorsement to TIAA Immediate Annuity Contract Applicable to Minimum Distribution Annuity and Installment Refund Contracts (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(R)	Endorsement to TIAA Immediate Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(S)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(T)	Endorsement to TIAA Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(U)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(5)		Form of Application

(6)	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(7)		None

(8)	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(B)	Form of Participation Agreement among Legg Mason Investor Services, LLC, Western Asset Management Company, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

(C)	Form of Participation Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

(E)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

(F)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(G)	Form of Amendment to Participation Agreements (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(H)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(I)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and Teachers Insurance and Annuity Association of America on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(J)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. re: Rule 22c-2. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(K)	Third Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(L)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(M)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(N)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(O)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

	(P)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(Q)	First Amendment to the Defined Contribution Clearance & Settlement Agreement between The Vanguard Group, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(R)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(S)	Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(T)	Amendment to Fund Participation and Service Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC*

	(U)	Amendment to Fund Participation and Service Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds*

	(V)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc.*

	(W)	Third Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company*

	(X)	Fifth Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company*

	(Y)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America*

	(Z)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A.*

(9)	Opinion and consent of Jon Feigelson, Esquire*

(10)

	(A)	Consent of Sutherland Asbill & Brennan LLP*

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm*

(11)

None

(12)

None

(13)

Powers of Attorney (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010 and to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

*	Filed herewith

Item 25. Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Insurance Company
Ronald L. Thompson	Trustee and Chairman
Former Chairman and Chief Executive Officer of Midwest Stamping and Manufacturing Company

Jeffrey R. Brown	Trustee
William G. Karnes Professor of Finance and Director of the Center for Business and Public Policy
University of Illinois at Urbana-Champaign

Robert C. Clark	Trustee
Distinguished Service Professor and Austin Wakeman Scott
Professor of Law
Harvard Law School
Harvard University

Lisa W. Hess	Trustee
President and Managing Partner
Sky Top Capital

Edward M. Hundert, M.D.	Trustee
Senior Lecturer in Medical Ethics
Harvard Medical School
Harvard University

Lawrence H. Linden	Trustee
Founding Trustee, Linden Trust for Conservation

Maureen O’ Hara	Trustee
R.W. Purcell Professor of Finance
Johnson Graduate School of Management
Cornell University

Donald K. Peterson	Trustee
Former Chairman and Chief Executive Officer of
Avaya Inc.

Sidney A. Ribeau	Trustee
President, Howard University

Dorothy K. Robinson	Trustee
Vice President and General Counsel
Yale University

David L. Shedlarz	Trustee
Former Vice Chairman of Pfizer Inc.

Marta Tienda Maurice P. During ‘22 Professor in Demographic Studies Woodrow Wilson School Princeton University	Trustee

Rosalie J. Wolf Managing Partner Botanica Capital Partners, LLC	Trustee

Roger W. Ferguson, Jr. TIAA	President and Chief Executive Officer and Trustee

Kathie Andrade	Executive Vice President
TIAA

Name and Principal Business Address*	Positions and Offices with Insurance Company
Brandon Becker TIAA	Executive Vice President and Chief Legal Officer

Annabelle Bexiga	Executive Vice President
TIAA

Richard S. Biegen TIAA	Chief Compliance Officer of the Separate Account

Brian Bohaty TIAA	Executive Vice President

Douglas Chittenden TIAA	Executive Vice President

Carol Deckbar TIAA	Executive Vice President

Stephen Gruppo TIAA	Executive Vice President

Jorge Gutierrez TIAA	Treasurer

Teresa Hassara TIAA	Executive Vice President

Ronald R. Pressman TIAA	Executive Vice President and Chief Operating Officer

Richard Pretty TIAA	Senior Managing Director, Actuarial

Phillip Rollock TIAA	Senior Managing Director, Corporate Secretary

Otha Spriggs TIAA	Executive Vice President

Edward D. Van Dolsen TIAA	Executive Vice President

Constance Weaver TIAA	Executive Vice President

Virginia M. Wilson TIAA	Executive Vice President and Chief Financial Officer

*	The principal business address for each individual is:

TIAA-CREF

730 Third Avenue

New York, New York 10017-3206

Item 26. Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

(1)	TIAA Board of Overseers is a New York not-for-profit corporation established to further education and other non-profit purposes by holding the stock of TIAA. TIAA’s capital stock, constituting all of its authorized shares of stock, was originally issued to the Carnegie Corporation of New York. The shares were transferred to Trustees of T.I.A.A. Stock, renamed TIAA Board of Overseers, immediately after the enactment of the cited legislation.

(2)	Teachers Insurance and Annuity Association of America (“TIAA”) is a New York domiciled life insurance company that issues guaranteed and variable annuities and life insurance for nonprofit and government institutions and their employees. TIAA employs all TIAA entities staff except for Kaspick & Company, LLC, Westchester Group Investment Management, Inc. and TIAA-CREF Asset Management UK Limited. The TIAA Board of Overseers elects TIAA’s trustees.

•

TIAA Separate Account VA-1 (“VA-1”) is a separate account registered with the U.S. Securities and Exchange Commission (“SEC”) as an open-end management investment company that offers individual, variable, after-tax annuities. VA-1 has only one investment portfolio, the Stock Index Account.

•	TIAA Real Estate Account VA-2 (“VA-2”) is a separate account of TIAA that allows TIAA to offer a variable investment option based on real estate investments for TIAA’s pension annuities.

•

TIAA Separate Account VA-3 (“VA-3”) is registered with the SEC as an investment company under the Investment Company Act of 1940 and operates as a unit investment trust. VA-3 is designed to fund individual and group variable contracts in retirement plans.

•	TIAA Stable Value Separate Account – 1 (SVSA-1) created to support the obligations of TIAA under a group annuity contract offered to TIAA’s pension customers.

(3)	College Retirement Equities Fund is a New York not-for-profit corporation and an SEC registered investment company that issues variable annuity contracts for employees of nonprofit and government institutions. Art. II, Sec. 1 of CREF’s Constitution limits eligibility of the members of CREF to those persons who are members of TIAA Board of Overseers. The trustees of CREF are elected by CREF policyholders.

(4)	TIAA-CREF Redwood, LLC was established for the purpose of owning the membership interests in Kaspick & Company, LLC and Covariance Capital Management, Inc.

(5)	Kaspick & Company, LLC a registered investment adviser providing investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations, which act as trustees for donors (and their beneficiaries) participating in their planned giving programs.

(6)	TCT Holdings, Inc. is organized for the purpose of holding the stock of TIAA-CREF Trust Company, FSB, a federal savings bank.

(7)	TIAA-CREF Trust Company, FSB is a federally chartered savings bank that provides individual and institutional asset management and investment advice and retail banking and lending products for its customers.

(8)	TIAA-CREF Asset Management, Inc., formerly TIAA-CREF Enterprises, Inc. is organized for the purpose of holding (i) the stock of Teachers Advisors, Inc., Teachers Personal Investors Services, Inc., TIAA-CREF Tuition Financing, Inc., and Westchester Group Investment Management Holding Company, Inc and (ii) membership interests of TCAM Core Property Fund GP LLC, TIAA Global Ag Special Member LLC, TIAA-CREF Alternatives Services, LLC, TIAA-CREF Alternatives Advisors, LLC, TIAA-CREF Investment Management LLC, TIAA-CREF International Holdings LLC, and Beaver Investment Holdings LLC.

(9)	TCAM Core Property Fund GP LLC was established to act as the general partner of TIAA-CREF Asset Management Core Property Fund, LP, an open-end private investment fund which owns an interest in TCAM Core Property Fund REIT LLC, which in turn owns the membership interests in TCAM Core Property Fund Operating GP LLC (“GP”). GP was organized to act as the general partner of TCAM Core Property Fund Operating LP, which is an unregistered fund organized as a vehicle for direct real estate investment by TCAM customers.

(10)	Teachers Advisors, Inc. is a registered investment advisor organized for the purpose of providing investment advice and management services to the TIAA Separate Account VA-1, the TIAA-CREF Funds, the TIAA-CREF Life Funds, and other affiliates. It provides investment adviser services for set contractual fees, with the intent of making a profit.

(11)	Teachers Personal Investors Services, Inc. is a registered broker-dealer organized for the purpose of providing distribution and administrative services for the TIAA Separate Account VA-1, the TIAA-CREF Funds, the TIAA-CREF Life Funds, and is the placement agent for the private funds managed by TIAA-CREF Asset Management.

(12)	TIAA-CREF Tuition Financing, Inc. is organized to administer and provide advice to tuition savings and prepaid plans. It is a program manager providing program management services to state’s qualified tuition programs. TFI performs certain services related to the plan on behalf of the state, but the 529 plan is the state’s products since Section 529 of the IRC only allows states and eligible educational institutions to establish and maintain 529 plans. TFI also manages the Independent 529 plans (I-529) which is sponsored by a consortium of private colleges and universities. TFI, with permission from the states, subcontracts with other entities to perform certain of the program management services.

(13)	TIAA-CREF Investment Management, LLC is a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

(14)	TIAA-CREF Individual & Institutional Services, LLC is a registered broker-dealer and investment advisor, which provides distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products. The Company also introduces self-directed brokerage accounts cleared through Pershing, LLC.

(15)	TIAA-CREF Life Insurance Company is a New York domiciled life insurance company that issues guaranteed and variable annuities, funding agreements, and life insurance, including variable life insurance, to the general public. TIAA-CREF Life Insurance Company holds the sole member interest in TIAA-CREF Insurance Agency, LLC.

•

TIAA-CREF Life Separate Account VA-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VA-1 offers variable investment options for its after-tax annuities. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds;

•

TIAA-CREF Life Separate Account VLI-1 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-1 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•

TIAA-CREF Life Separate Account VLI-2 is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 and qualifies as a separate account within the meaning of the federal securities laws. TC Life VLI-1 is used to provide values and benefits for life insurance policies. The Separate Account is divided into Investment Accounts, each of which invests in shares of one portfolio of affiliated and third-party mutual funds.

•

TIAA-CREF Life Separate Account (MVA-1) is a non-unitized separate account that will support a flexible premium deferred fixed annuity contract subject to withdrawal charges and a market value adjustment feature (MVA Contract). Since the MVA Contract is viewed as a security under the Securities Act of 1933, TC Life has filed a Registration Statement Form S-1 for TC Life MVA-1 with the SEC.

(16)	TIAA-CREF Insurance Agency, LLC is a licensed life insurance agent offering insurance services and products.

(17)	Investment Subsidiaries:

•

The following corporations, trusts, and limited liability companies (“LLCs”) were initially organized by TIAA to hold real estate, mortgage, and securities investments for the General Account and some may no longer hold any assets. All issued and outstanding stock of the corporations, trusts, and memberships in the LLCs are owned, directly or indirectly, by TIAA. Unless otherwise indicated, these are Delaware entities

General Account Entities:

14th And U Streets GA Investor LLC

485 Properties, LLC

730 Texas Timberlands II, Ltd., a Texas limited partnership

730 Texas Timberlands, Ltd., a Texas limited partnership

8 Spruce Street GA Investor LLC

General Account Entities:

Actgas, LLC

Actoil, LLC

Almond Processors, LLC

Bethesda ARC, LLC

Bethesda Finance LLC

Bethesda HARC, LLC

Bethesda Hotel Associates, LLC

Boca 10 A & B LLC

Boca 10 C & D LLC

Boca 11 A LLC

Boca 54 Land Associates LLC

Boca 54 North LLC

Broadleaf Timberland Investments, LLC

C-T REIT LLC

C-T Shenandoah LLC

Carillon Pointe, LLC

CCM Series 2, LLC

CCM Series, LLC

Ceres Agricultural Properties, LLC

Concourse Corporate Center IV

CPPIB-TIAA U.S. Real Property Fund, L.P.

Dan Properties, Inc.

Debt Holdings, LLC

Demeter Agricultural Properties II, LLC

Demeter Agricultural Properties, LLC

Dionysus Properties, LLC

Global AG Properties USA LLC

Global AG US Corp.

Global Agriculture AIV (US) LLC

I 595 Toll Road, LLC

IAI USA Fund II, LLC

IAI USA, LLC

Inception GP LLC

Inception Partners III, LP

Inception Partners IV, LP

Inception Partners V, LP

Infra Alpha LLC

Insitor Holdings, LLC

International Agricultural Investors Fund II, LLC

International Agricultural Investors, LLC

General Account Entities:

JV Georgia One, Inc.

JWL Properties, Inc.

Loma del Rio Vineyards LLC

ND 70SMA LLC

ND Belgrave House LLC

ND Festival Place LLC

ND Properties, Inc.

Normandale Center LLC

Occator Agricultural Properties, LLC

Pennmuni-TIAA U.S. Real Estate Fund, LLC

Premiere Agricultural Properties, LLC

Premiere Almonds, LLC

Premiere Columbia Properties, LLC

Premiere Farm Properties, LLC

Renewable Timber Europe, LLC

Renewable Timber Resources LLC

Silverado Premium Properties, LLC

Silverado Winegrowers Holdings LLC

T-C 1101 Pennsylvania Avenue LLC

T-C 1101 Pennsylvania Avenue Owner LLC

T-C 1101 Pennsylvania Avenue Venture LLC

T-C 2300 Broadway LLC

T-C 33 Arch Street LLC

T-C 33 Arch Street Member LLC

T-C 33 Arch Street Venture LLC

T-C 3333 Wisconsin Avenue, LLC

T-C 470 Park Avenue South Member LLC

T-C 470 Park Avenue South Venture LLC

T-C 470 Park Avenue South Owner LLC

T-C 475 Fifth Avenue LLC

T-C 475 Fifth Avenue Member LLC

T-C 475 Fifth Avenue Venture LLC

T-C 5-11 47th Avenue LLC

T-C 685 Third Avenue LLC

T-C 685 Third Avenue Member LLC

T-C 685 Third Avenue Venture LLC

T-C 815 Pine LLC

T-C 919 N. Michigan Avenue Retail LLC

T-C Aspira LLC

T-C Barton Springs LLC

General Account Entities:

T-C Century Plaza LLC

T-C Cypress Park West LLC

T-C Des Peres Corners LLC

T-C Duke Street LLC

T-C Ellington, LLC

T-C Franklin Square Member LLC

T-C Franklin Square Venture LLC

T-C GA Real Estate Holdings LLC

T-C King Street Station LLC

T-C Kings Crossing LLC

T-C Legacy Place Member LLC

T-C Newbury Common LLC

T-C Potomac Promenade LLC

T-C Roosevelt Square LLC

T-C Scripps Ranch LLC

T-C Shoppes At Monarch Lakes LLC

T-C SMA 2, LLC

T-C Sports Co., Inc.

T-C State House On Congress Apartments LLC

T-C Stonecrest LLC

T-C Trio Apartments LLC

T-Investment Properties Corp.

T-Pointe, LLC

TCAM Core Property Fund Operating LP

TCAM Core Property Fund REIT LLC

TCPC Associates, LLC

Teachers Concourse, LLC

Teachers Mayflower, LLC

TIAA 485 Boca 54 LLC

TIAA 485 Clarendon, LLC

TIAA Canada Retail Business Trust, a Pennsylvania business trust

TIAA CMBS I, LLC

TIAA Diamond Investor, LLC

TIAA Franklin Square, LLC

TIAA Gemini Office, LLC

TIAA Global AG Special Member LLC

TIAA Global Public Investments, LLC

TIAA Infrastructure Investments, LLC

TIAA Lakepointe, LLC

TIAA Oil And Gas Investments, LLC

General Account Entities:

TIAA Park Evanston, Inc.

TIAA Realty, LLC

TIAA SF One, LLC

TIAA Stafford-Harrison LLC

TIAA Super Regional Mall Member Sub LLC

TIAA SynGas, LLC

TIAA The Reserve II Member, LLC

TIAA The Reserve II, LLC

TIAA Timberlands I, LLC

TIAA Timberlands II, LLC

TIAA Union Place Phase I, LLC

TIAA Wind Investments LLC

TIAA-CPPIB Commercial Mortgage Company REIT LLC

TIAA-CPPIB Commercial Mortgage Company, L.P.

TIAA-CREF Global Agriculture BR, LLC

TIAA-CREF Global Investments LLC

TIAA-Stonepeak Investments I, LLC

TIAA-Stonepeak Investments II, LLC

Union Place Phase I, LLC

W R C Properties, LLC

(18)	Separate Real Estate Account Subsidiaries:

•

The following subsidiaries own real estate or hold partnership interests in joint ventures that own commercial real estate for the benefit of the Separate Real Estate Account (VA-2). Unless otherwise indicated, these are Delaware entities:

Separate Account Entities:

50 Fremont Tower LLC

Blue Ridge PP Condominium Association, Inc.

Carolina Apartments Limited Partnership

Four Oaks JV General Partner LLC

Four Oaks Place LP

Four Oaks Place Operating LP

Four Oaks Place REIT LP

Four Oaks Place TRS LLC

Four Oaks REIT General Partner LLC

Green River PP Condominium Association, Inc.

Kim-T Income Fund I, LP

Light Street Partners, LLP

Marketfair Holdings LLC

Mima Investor Member LLC

One Boston Place LLC

One Boston Place Real Estate Investment Trust

Separate Account Entities:

Pepper Building Associates, L.P.

Potomac Run SC LLC

Quiet Waters Apartments Limited Partnership

Red Canyon PP Condominium Association, Inc.

Seneca Industrial Holdings, LLC

T-C 200 W 72nd Street LLC

T-C 425 Park Avenue LLC

T-C 4th & Madison LLC

T-C 701 Brickell LLC

T-C Ashford Meadows LLC

T-C Charleston Plaza, LLC

T-C Forum At Carlsbad LLC

T-C Four Oaks General Partners LLC

T-C Four Oaks Place LLC

T-C Legacy At Westwood LLC

T-C Legend At Kierland LLC

T-C Lenox Park LLC

T-C Mass Court, LLC

T-C Montecito LLC

T-C Palatine LLC

T-C Palomino Blue Ridge LLC

T-C Palomino Green River LLC

T-C Palomino Red Canyon LLC

T-C Pepper Building GP LLC

T-C Phoenician LLC

T-C Regents Court LLC

T-C San Montego TX LLC

T-C SP, Inc.

T-C The Caruth LLC

T-C The Colorado LLC

T-C Tradition At Kierland LLC

T-C Valencia Town Center General Partner LLC

T-C Valencia Town Center Limited Partner LLC

T-C Wisconsin Place Member LLC

T-C Wisconsin Place Owner LLC

TC Rancho Cucamonga LLC

Teachers Belvidere Properties, LLC

Teachers REA II, LLC

Teachers REA III, LLC

Teachers REA, LLC

Separate Account Entities:

TIAA Florida Mall, LLC

TIAA Miami International Mall, LLC

TIAA West Town Mall, LLC

TIAA-CREF Global Separate Real Estate Company LLC

TIAA-CREF Real Property Fund LP

TIAA-CREF Real Property Fund REIT LLC

TREA 10 Schalks Crossing Road, LLC

TREA 1401 H, LLC

TREA Broadlands, LLC

TREA Florida Retail, LLC

TREA GA Reserve, LLC

TREA Pacific Plaza, LLC

TREA Retail Fund-K, LLC

TREA Retail Property Portfolio 2006 LLC

TREA Weston, LLC

TREA Wilshire Rodeo, LLC

•	The following INTERNATIONAL entities were organized by TIAA to hold investments for the General Account and Separate Accounts*. All issued and outstanding stock is owned indirectly by TIAA.

International Entities:	Country
154 Rue de l’Universite SARL	France
36 Rue La Fayette SAS	France
Bruyeres I SAS	France
Bruyeres II SAS	France
Courcelles 70 SAS	France
Des Brateaux SARL	France
Erlangen Arcaden GmbH & Co. KG	Germany
Erlangen Arcaden Verwaltungs GmbH	Germany
Forestal Y Agricola Silvoligna Chile Limitada	Chile
Global Ag Properties Australia Pty Ltd.	Australia
Global Ag Properties Australia Trust	Australia
Gropius S.a.r.l.	Luxembourg
Mansilla Participacoes Ltda	Brazil
ND Europe S.a.r.l.	Luxembourg
Norte Shopping – Centre Commercial S.A.	Portugal
Nova Gaia Brasil Participaco Ltda.	Brazil
Olympe EURL	France
Olympe Holding SARL	France
Provence 110*	France
REA Europe SARL *	Luxembourg
Rue de l’Universite 154 SAS	France
SAS La Defense	France
SAS Malachite	France
SAS Roosevelt	France
Servin EURL	France
Servin Holding SARL	France

International Entities:	Country
SNC Amarante	France
SNC La Defense	France
SNC Lazulli	France
SNC Peridot	France
SNC Roosevelt	France
T-C Neuperlach Development S.a.r.l.	Luxembourg
T-C PEP Asset S.a.r.l.	Luxembourg
T-C PEP Holdings S.a.r.l.	Luxembourg
T-C PEP Property S.a.r.l.	Luxembourg
Tellus Brasil Participaco S.A.	Brazil
Terraviva Brasil Participaco Ltda.	Brazil
TIAA Lux 11 S.a.r.l.	Luxembourg
TIAA Lux 5 S.a.r.l.	Luxembourg
TIAA Lux 7 S.a.r.l.	Luxembourg
TIAA Lux 8 S.a.r.l.	Luxembourg
TIAA Lux 9 S.a.r.l.	Luxembourg
Topola Lasy	Poland
Villabe SAS	France

(19)	TIAA-CREF International Holdings LLC, was organized to hold the ownership interests in (i) TIAA-CREF Asset Management UK Limited, organized in England and (ii) TIAA-CREF Luxembourg S.a.r.l. organized in Luxembourg.

(20)	TIAA-CREF Asset Management UK Limited was organized to provide advisory services with respect to TIAA’s UK and other European real estate investments.

(21)	Oleum Holding Company, Inc. was organized to own the shares of Polar Star Canadian Oil and Gas Holding, Inc., a Canadian entity.

(22)	Polar Star Canadian Oil and Gas, Inc., whose shares are owned by Polar Star Canadian Oil and Gas Holding, Inc., is a Canadian company engaged in oil and gas exploration and production. Polar Star Canadian Oil and Gas, Inc. also owns an interest in Adastra Management, Inc. a Canadian entity formed to manage the day to day activities of Polar Star Canadian Oil and Gas Inc.

(23)	TIAA Global Markets, Inc. was formed to issue debt instruments.

(24)	TIAA-CREF LPHC, LLC, was organized to hold the membership interests in TCAM DOF GP LLC and TIAA-CREF Real Property GP, LLC.

•

TCAM DOF GP LLC was established to act as the general partner of TIAA-CREF Asset Management Distressed Opportunities Fund, L.P., a closed-end private investment fund which will primarily invest in pooled investment vehicles with distressed debt or distressed equity strategies and will issue limited partnership interests to investors.

•

TIAA-CREF Real Property GP, LLC was established to act as the general partner of TIAA-CREF Real Property LP, which after the formation process is complete will own TIAA-CREF Real Property REIT, LLC. TIAA-CREF Real Property REIT, LLC will hold title to real estate and real estate related Investments.

(25)	Active Extension Fund I, LLC, Active Extension Fund III, LLC and Active Extension Fund V – Analyst Market Neutral, LLC were organized to hold investments and to engage in investment strategies.

(26)	T-C SMA I, LLC was organized to act as the general partner of CPPIB-TIAA U.S. Real Property Fund, L.P, which acts as a member of C-T REIT LLC, which acts as member of C-T Shenandoah. T-C SMA III, LLC was organized to act as the general partner of TIAA-CPPIB Commercial Mortgage Company, L.P., which acts as a member of TIAA-CPPIB Commercial Mortgage Company REIT LLC.

(27)	Covariance Capital Management, Inc. was organized to (i) act as an investment adviser to mid-size endowments and foundations and (ii) own the membership interests in CCAP GP, LLC, which in turn will act as the general partner of CCAP Fund I, L.P., CCAP Fund 2, L.P., CCAP Fund 3, L.P., CCAP Fund 4, L.P., CCAP Fund 5, L.P., CCAP Fund 6, 2013, L.P., CCAP Fund 7, L.P. and CCAP Fund 9, L.P organized to hold investments.

(28)	Westchester Group Investment Management Holding Company, Inc. was organized to acquire an interest in certain assets of an Illinois corporation and to contribute that interest to Westchester Group Investment Management, Inc.

(29)	Westchester Group Investment Management, Inc. was organized to operate an agricultural asset management business. Westchester Group Investment Management, Inc. owns 100% of the following operating subsidiaries: 1) Westchester Group Asset Management, Inc., manages and provides advice on agricultural assets. 2) Westchester Group Farm Management, Inc. manages farm assets. 3) Westchester Group Real Estate, Inc. provides real estate services related to agricultural assets (buy, sell, leasing), 4) Terra Land Company facilitates purchase and sale of land. 5) Premiere Almonds LLC processes and markets almonds. 6) Westchester Group of Australia Pty Ltd. provides advice on agricultural investments in Australia.7) Premiere Agricultural Management International LLC was formed to act as manager of International Agricultural Investors Fund II, LLC, and 8) International Agricultural Management, LLC was formed to act as manager of International Agricultural Investors, LLC.

(30)	TIAA Global Ag Holdco LLC was organized to act as the holding company for TIAA’s interest in TIAA-CREF Global Agriculture LLC.

(31)	TIAA-CREF Global Agriculture LLC was organized to act as the investment vehicle for the Global Ag Fund and hold the ownership interests in U.S., Australian and Brazilian entities that will invest in agricultural land.

(32)	TIAA-CREF Luxembourg S.a.r.l. was organized to provide accounting and domiciliary services to certain Luxembourg entities as described in Section 18.

(33)	TIAA-CREF Alternatives Advisors, LLC was organized to provide advice for alternative investments.

(34)	TIAA-CREF Alternatives Services, LLC was organized to provide administrative services for alternative investments.

(35)	CCM Series, LLC and CCM Series 2, LLC were organized to hold investments.

(36)	CCAP GP, LLC, CCAP Fund 1, L.P, CCAP Fund 2, L.P., CCAP Fund 3, L.P., CCAP Fund 4, L.P., CCAP Fund 5, L.P., CCAP Fund 6, 2013, L.P., CCAP Fund 7, L.P. and CCAP Fund 9, L.P. were organized to hold investments.

(37)	Global Ag Fund related entities are the following entities formed to act as a general partner: TCGA Investor Fund GP, LLC and Global AG AIV (CN) GP, LLC.

(38)	Beaver Investment Holdings, LLC was organized to own a portion of the common stock of GreenWood Resources, Inc.

(39)	GreenWood Resources, Inc. (“GWR”) is an advisor and manager of timber and related investments. GWR holds the ownership interest in the following subsidiaries and related entities: GreenWood Resources Capital Management, LLC (a registered investment advisor), GWR-GTFF Investment LLC (the holding company to hold ownership interest in GTFF LP), GTFF GP, LLC (entity formed to act as general partner for GTFF LP), GWR International Ltd. (BVI) (the holding company formed to hold ownership interests in all GWR foreign subsidiaries), GWR China Ltd. (BVI) (entity formed as a holding company for operating company in China), GreenWood China Capital Partners Ltd. (HK) (the holding company for GWR to hold ownership interest in GCFC), GreenWood Resources Beijing Forestry Co. (the entity is the local Chinese operating company providing property management services to GCFC), GWR SA, Ltd. (BVI) (the holding company established to hold ownership interests in South American operating entities), GWR Europe Ltd. (UK) (the holding company for European operating entities), GreenWood Resources Poland sp. Z.o.o. (the entity is the local Polish operating company providing property management services to RTE (Topola Lasy).

(40)	GreenWood Resources Capital Management LLC is a registered investment advisor and a wholly owned operating subsidiary of GWR.

(41)	TIAA-CREF Real Property GP, LLC was established to act as the general partner of TIAA-CREF Real Property LP, which after the formation process is complete will own TIAA-CREF Real Property REIT, LLC. TIAA-CREF Real Property REIT, LLC will hold title to real estate and real estate related investments.

(42)	730 Texas Forest Holdings, Inc. was organized to act as a general partner of 730 Texas Timberlands, Ltd. and 730 Texas Timberlands II, Ltd.

(43)	Inception GP LLC was organized to act as general partner of Inception Partners III, L.P., Inception Partners IV, L.P., Inception Partners V, L.P.

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Entity Name	Parent Name	Own%
TIAA Board of Overseers	There are no stockholders for TIAA Board of Overseers. TIAA Board of Overseers (a Type B New York not-for-profit corporation) was chartered on June 3, 1937 by an act of the New York State Legislature. All of the common stock of the Teachers Insurance and Annuity Association of America (“TIAA”) was transferred by the Carnegie Corporation of New York to the TIAA Board of Overseers for the purpose of holding the outstanding stock of TIAA, a legal reserve life insurance company.
Teachers Insurance and Annuity Association of America	TIAA Board Of Overseers	100%
14th And U Streets GA Investor LLC	T-C GA Real Estate Holdings LLC	100%
36 rue La Fayette SAS	ND Europe S.a.r.l.	100%
50 Fremont Tower LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
485 Properties, LLC	Teachers Insurance and Annuity Association of America	100%
730 Texas Forest Holdings, Inc.	Teachers Insurance and Annuity Association of America	100%
730 Texas Timberlands II, Ltd.	730 Texas Forest Holdings, Inc.	0.50%
730 Texas Timberlands II, Ltd.	Teachers Insurance and Annuity Association of America	99.50%
730 Texas Timberlands, Ltd.	730 Texas Forest Holdings, Inc.	0.50%
730 Texas Timberlands, Ltd.	TIAA Timberlands I, LLC	99.50%
8 Spruce Street GA Investor LLC	T-C GA Real Estate Holdings LLC	100%
Actgas, LLC	TIAA Oil And Gas Investments, LLC	100%
Active Extension Fund I, LLC	Teachers Insurance and Annuity Association of America	100%
Active Extension Fund III, LLC	Teachers Insurance and Annuity Association of America	100%
Active Extension Fund V - Analyst Market Neutral, LLC	Teachers Insurance and Annuity Association of America	100%
Actoil, LLC	TIAA Oil And Gas Investments, LLC	100%
Adastra Management Inc.	Polar Star Canadian Oil and Gas Holding, Inc.	40%
Almond Processors, LLC	Teachers Insurance and Annuity Association of America	100%
Beaver Investment Holdings LLC	TIAA-CREF Asset Management, Inc.	100%
Bethesda ARC, LLC	485 Properties, LLC	100%
Bethesda Finance LLC	Bethesda Hotel Associates LLC	65%
Bethesda HARC, LLC	Bethesda ARC, LLC	100%
Bethesda Hotel Associates LLC	Bethesda HARC LLC	65%
Blue Ridge PP Condominium Association, Inc.	T-C Palomino Blue Ridge LLC	100%
Boca 10 A&B LLC	Boca 54 Land Associates LLC	100%
Boca 10 C&D LLC	Boca 54 Land Associates LLC	100%
Boca 11 A LLC	Boca 54 Land Associates LLC	100%
Boca 54 Land Associates LLC	TIAA 485 Boca 54 LLC	80%
Boca 54 North LLC	Boca 54 Land Associates LLC	100%
Broadleaf Timberland Investments, LLC	Teachers Insurance and Annuity Association of America	100%
Bruyeres I SAS	ND Europe S.a.r.l.	100%
Bruyeres II SAS	ND Europe S.a.r.l.	100%
Business Port S.r.l.	TIAA Lux 7 S.a.r.l.	50%
Carillon Pointe, LLC	T-Pointe	100%
Carolina Apartments Limited Partnership	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	99%
Carolina Apartments Limited Partnership	Teachers REA III, LLC	1%
CCAP Fund 1, L.P.	CCAP GP, LLC	1%
CCAP Fund 2, L.P.	CCAP GP, LLC	1%
CCAP Fund 2, L.P.	Covariance Capital Management, Inc.	99%
CCAP Fund 3, L.P.	CCAP GP, LLC	1%

Entity Name	Parent Name	Own%
CCAP Fund 4, L.P.	CCAP GP, LLC	1%
CCAP Fund 5, L.P.	CCAP GP, LLC	0%
CCAP Fund 6-2013, L.P.	CCAP GP, LLC	0%
CCAP Fund 7, L.P.	CCAP GP, LLC	0%
CCAP Fund 9, L.P.	CCAP GP, LLC	0%
CCAP GP, LLC	Covariance Capital Management, Inc.	100%
CCM Series 2, LLC	Teachers Insurance and Annuity Association of America	100%
CCM Series, LLC	Teachers Insurance and Annuity Association of America	100%
Ceres Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100%
Concourse Corporate Center IV	Dan Properties, Inc.	95%
Concourse Corporate Center IV	JV Georgia One, Inc.	5%
Courcelles 70 SAS	ND Europe S.a.r.l.	100%
Covariance Capital Management, Inc.	TIAA-CREF Redwood, LLC	100%
CPPIB-TIAA U.S. Real Property Fund, L.P.	T-C SMA I, LLC	1%
CPPIB-TIAA U.S. Real Property Fund, L.P.	Teachers Insurance and Annuity Association of America	50%
C-T REIT LLC	CPPIB-TIAA U.S. Real Property Fund, L.P.	51%
C-T Shenandoah LLC	C-T REIT LLC	51%
Dan Properties, Inc.	485 Properties, LLC	100%
Debt Holdings, LLC	Teachers Insurance and Annuity Association of America	100%
Demeter Agricultural Properties II, LLC	Ceres Agricultural Properties, LLC	100%
Demeter Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100%
Des Brateaux SARL	SAS Villabe	100%
Dionysus Properties, LLC	Teachers Insurance and Annuity Association of America	100%
Erlangen Arcaden GmbH & Co. KG	Erlangen Arcaden Verwaltungs GmbH	5.01%
Erlangen Arcaden GmbH & Co. KG	TIAA Lux 5 S.a.r.l.	94.90%
Erlangen Arcaden Verwaltungs GmbH	TIAA Lux 5 S.a.r.l.	100%
Forestal y Agricola Silvoligna Chile Limitada	Renewable Timber Resources LLC	99.99%
Four Oaks JV General Partner LLC	Four Oaks Place LP	100%
Four Oaks Place LP	T-C Four Oaks General Partner LLC	1%
Four Oaks Place Operating LP	Four Oaks REIT General Partner LLC	0%
Four Oaks Place REIT LP	Four Oaks JV General Partner LLC	0%
Four Oaks Place TRS LLC	Four Oaks Place REIT LP	100%
Four Oaks REIT General Partner LLC	Four Oaks Place REIT LP	100%
Global AG AIV (CN) GP LLC	TIAA-CREF Asset Management, Inc.	100%
Global AG Properties Australia Pty, Ltd	TIAA-CREF Global Agriculture LLC	100%
Global Ag Properties Australia Trust	TIAA-CREF Global Agriculture LLC	100%
Global AG Properties USA LLC	Global AG US Corp.	57.50%
Global AG Properties USA LLC	Global Agriculture AIV (US) LLC	42.50%
Global AG US Corp.	Global Agriculture AIV (CN), LP	43.50%
Global AG US Corp.	Global Agriculture AIV LLC	56.50%
Global Agriculture AIV (CN), LP	Global AG AIV (CN) GP LLC	0.01%
Global Agriculture AIV (US) LLC	TIAA Global AG Holdco LLC	98.10%
Green River PP Condominium Association, Inc.	T-C Palomino Green River LLC	100%
GreenWood Capital Management North America, LLC	GreenWood Resources, Inc.	100%
GreenWood China Capital Partners Ltd (HK)	GWR China Ltd. (BVI)	100%
GreenWood Resources Beijing Forestry Co.	GreenWood Resources China Ltd. (HK)	100%
GreenWood Resources Capital Management, LLC	GreenWood Resources, Inc.	100%
GreenWood Resources Chile SA	GWR SA Ltd (BVI)	95%

Entity Name	Parent Name	Own%
GreenWood Resources China Ltd. (HK)	GWR China Ltd. (BVI)	100%
GreenWood Resources Poland sp z.o.o.	GWR Europe Ltd (UK)	100%
GreenWood Resources, Inc.	Beaver Investment Holdings LLC	80%
Gropius S.a.r.l.	TIAA Lux 11 S.a.r.l.	80%
GTFF GP, LLC	GreenWood Resources, Inc.	100%
GWR China Ltd. (BVI)	GWR International Ltd. (BVI)	100%
GWR Europe Ltd (UK)	GWR International Ltd. (BVI)	100%
GWR International Ltd. (BVI)	GreenWood Resources, Inc.	100%
GWR SA Ltd (BVI)	GWR International Ltd. (BVI)	100%
GWR-GTFF Investment, LLC	GreenWood Resources, Inc.	100%
I 595 Toll Road, LLC	TIAA Infrastructure Investments, LLC	100%
IAI Australia Fund II Pty, Ltd	International Agricultural Investors Fund II, LLC	100%
IAI Australia Fund II Trust	International Agricultural Investors Fund II, LLC	100%
IAI Australia Pty, Ltd	International Agricultural Investors, LLC	100%
IAI Australia Trust	International Agricultural Investors, LLC	100%
IAI USA Fund II, LLC	International Agricultural Investors Fund II, LLC	100%
IAI USA, LLC	International Agricultural Investors, LLC	100%
Inception GP LLC	Teachers Insurance and Annuity Association of America	100%
Inception Partners III, LP	Inception GP LLC	0%
Inception Partners IV, LP	Inception GP LLC	0%
Inception Partners V, LP	Inception GP LLC	0%
Infra Alpha LLC	Teachers Insurance and Annuity Association of America	100%
Insitor Holdings, LLC	Occator Agricultural Properties LLC	100%
International Agricultural Investors Fund II, LLC	Global Agricultural Partners, Inc.	0.72%
International Agricultural Investors Fund II, LLC	Ceres Agricultural Properties, LLC	99.01%
International Agricultural Investors, LLC	Ceres Agricultural Properties, LLC	99.24%
International Agricultural Investors, LLC	Global Agricultural Partners, Inc.	0.55%
International Agricultural Management, LLC	Westchester Group Investment Management, Inc.	50%
JV Georgia One, Inc.	485 Properties, LLC	100%
JWL Properties, Inc.	485 Properties, LLC	100%
Kaspick & Company, LLC	TIAA-CREF Redwood, LLC	100%
Kim-T Income Fund I LP	TREA Retail Fund-K LLC	82%
Light Street Partners, LLP	Teachers REA, LLC	10%
Light Street Partners, LLP	Teachers REA II, LLC	90%
Loma del Rio Vineyards LLC	Global AG Properties USA LLC	55%
Loma del Rio Vineyards LLC	Premiere Agricultural Properties, LLC	45%
Mansilla Participacoes Ltda	Demeter Agricultural Properties, LLC	0.10%
Mansilla Participacoes Ltda	Teachers Insurance and Annuity Association of America	99.90%
Marketfair Holdings LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
MiMa Investor Member LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
ND 70SMA LLC	ND Properties, Inc.	100%
ND Belgrave House LLC	ND Properties, Inc.	100%
ND Europe S.a.r.l.	ND Properties, Inc.	100%
ND Festival Place LLC	ND Properties, Inc.	100%
ND Properties, Inc.	Teachers Insurance and Annuity Association of America	100%
Normandale Center LLC	485 Properties, LLC	100%
Norte Shopping - Centre Commercial S.A.	Norte Shopping Retail & Leisure B.V.	100%
Norte Shopping Retail & Leisure B.V.	ND Properties, Inc.	50%

Entity Name	Parent Name	Own%
Nova Gaia Brasil Participaco Ltda.	TIAA-CREF Global Agriculture BR, LLC	0.01%
Nova Gaia Brasil Participaco Ltda.	TIAA-CREF Global Agriculture LLC	99.99%
Occator Agricultural Properties, LLC	Teachers Insurance and Annuity Association of America	100%
Oleum Holding Company, Inc.	Teachers Insurance and Annuity Association of America	100%
Olympe EURL	Olympe Holding SARL	100%
Olympe Holding SARL	Bruyeres I SAS	99.99%
Olympe Holding SARL	ND Europe S.a.r.l.	0.01%
One Boston Place LLC	One Boston Place Real Estate Investment Trust	100%
One Boston Place Real Estate Investment Trust	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	50.25%
Pennmuni-TIAA U.S. Real Estate Fund, LLC	T-C SMA 2, LLC	20%
Pepper Building Associates LP	T-C Pepper Building GP LLC	1%
Polar Star Canadian Oil and Gas Holding, Inc.	Oleum Holding Company, Inc.	100%
Polar Star Canadian Oil and Gas, Inc.	Polar Star Canadian Oil and Gas Holding, Inc.	99.89%
Potomac Run SC LLC	Kim-T Income Fund I LP	100%
Premiere Agricultural Management International, LLC	Westchester Group Investment Management, Inc.	86.67%
Premiere Agricultural Properties, LLC	Ceres Agricultural Properties, LLC	100%
Premiere Almonds, LLC	Westchester Group Investment Management, Inc.	100%
Premiere Columbia Properties, LLC	Ceres Agricultural Properties, LLC	100%
Premiere Farm Properties, LLC	Ceres Agricultural Properties, LLC	100%
Quiet Waters Apartments Limited Partnership	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	99%
Quiet Waters Apartments Limited Partnership	Teachers REA III, LLC	1%
Radar Propriedades Agricolas SA	Mansilla Participacoes Ltda	65.77%
REA Europe S.a.r.l.	Teachers REA, LLC	100%
REA Lux 1 S.a.r.l.	REA Europe S.a.r.l.	100%
Red Canyon PP Condominium Association, Inc.	T-C Palomino Red Canyon LLC	100%
Renewable Timber Europe, LLC	Teachers Insurance and Annuity Association of America	100%
Renewable Timber Resources LLC	Teachers Insurance and Annuity Association of America	100%
SARL 154 rue de l’Universite	SAS 154 rue de l’Universite	100%
SAS 154 rue de l’Universite	ND Europe S.a.r.l.	100%
SAS La Defense	TIAA Lux 9 S.a.r.l.	100%
SAS Malachite	TIAA Lux 9 S.a.r.l.	100%
SAS Provence 110	REA Lux 1 S.a.r.l.	100%
SAS Roosevelt	ND Europe S.a.r.l.	100%
SAS Villabe	ND Europe S.a.r.l.	100%
Savannah Teachers Properties, Inc.	485 Properties, LLC	100%
Seneca Industrial Holdings, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
Servin EURL	Servin Holding SARL	100%
Servin Holding SARL	Bruyeres II SAS	99.99%
Servin Holding SARL	ND Europe S.a.r.l.	0.01%
Silverado Premium Properties LLC	Dionysus Properties LLC	100%
Silverado Winegrowers Holdings LLC	Dionysus Properties LLC	100%
SNC Amarante	SAS Malachite	99.99%
SNC Amarante	TIAA Lux 9 S.a.r.l.	0.01%
SNC Garnet-TIAA	SNC Amarante	99.99%

Entity Name	Parent Name	Own%
SNC Garnet-TIAA	TIAA Lux 9 S.a.r.l.	0.01%
SNC La Defense	SAS La Defense	99.99%
SNC La Defense	TIAA Lux 9 S.a.r.l.	0.01%
SNC Lazuli	SNC Amarante	99.99%
SNC Lazuli	TIAA Lux 9 S.a.r.l.	0.01%
SNC Peridot	SNC Amarante	99.99%
SNC Peridot	TIAA Lux 9 S.a.r.l.	0.01%
SNC Roosevelt	ND Europe S.a.r.l.	0.01%
SNC Roosevelt	SAS Roosevelt	99.99%
T-C 1101 Pennsylvania Avenue LLC	ND Properties, Inc.	100%
T-C 1101 Pennsylvania Avenue Owner LLC	T-C 1101 Pennsylvania Avenue Venture LLC	99.9%
T-C 1101 Pennsylvania Avenue Venture LLC	T-C 1101 Pennsylvania Avenue LLC	50.10%
T-C 200 W 72nd Street LLC	Teachers REA, LLC	100%
T-C 2300 Broadway LLC	T-C GA Real Estate Holdings LLC	100%
T-C 33 Arch Street LLC	T-C 33 Arch Street Venture LLC	99.9%
T-C 33 Arch Street Venture LLC	T-C 33 Arch Street Member LLC	50.1%
T-C 33 Arch Street Member LLC	T-C GA Real Estate Holdings LLC	100%
T-C 3333 Wisconsin Avenue, LLC	TCAM Core Property Fund Operating LP	100%
T-C 4th & Madison LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C 425 Park Avenue LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C 470 Park Avenue South Member LLC	T-C GA Real Estate Holdings LLC	100%
T-C 470 Park Avenue South Venture LLC	T-C 470 Park Avenue South Member LLC	50.1%
T-C 470 Park Avenue South Owner LLC	T-C 470 Park Avenue South Venture LLC	99.9%
T-C 475 Fifth Avenue Member LLC	T-C GA Real Estate Holdings LLC	100%
T-C 475 Fifth Avenue Venture LLC	T-C 475 Fifth Avenue Member LLC	50.1%
T-C 475 Fifth Avenue LLC	T-C 475 Fifth Avenue Venture LLC	99.9%
T-C 5-11 47th Avenue LLC	T-C GA Real Estate Holdings LLC	100%
T-C 685 Third Avenue LLC	T-C 685 Third Avenue Venture LLC	100%
T-C 685 Third Avenue Member LLC	Teachers Insurance and Annuity Association of America	100%
T-C 685 Third Avenue Venture LLC	T-C 685 Third Avenue Member LLC	50.01%
T-C 701 Brickell LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C 815 Pine LLC	T-C GA Real Estate Holdings LLC	100%
T-C 919 N. Michigan Avenue Retail LLC	T-C GA Real Estate Holdings LLC	100%
T-C Ashford Meadows LLC	Teachers REA, LLC	100%
T-C Aspira LLC	T-C GA Real Estate Holdings LLC	100%
T-C Barton Springs LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100%
T-C Century Plaza LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100%
T-C Charleston Plaza LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Cypress Park West LLC	TCAM Core Property Fund Operating LP	100%
T-C Des Peres Corners LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100%
T-C Duke Street LLC	ND Properties, Inc.	100%
T-C Ellington, LLC	TCAM Core Property Fund Operating LP	100%
T-C Forum At Carlsbad LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%

Entity Name	Parent Name	Own%
T-C Four Oaks General Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Four Oaks Place LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Franklin Square Member LLC	T-C GA Real Estate Holdings, LLC	100%
T-C Franklin Square Venture LLC	T-C Franklin Square Member LLC	50.1%
T-C GA Real Estate Holdings LLC	Teachers Insurance and Annuity Association of America	100%
T-C King Street Station LLC	TCAM Core Property Fund Operating LP	100%
T-C Kings Crossing LLC	T-C GA Real Estate Holdings LLC	100%
T-C Legacy At Westwood LLC	Teachers Insurance and Annuity Association of America	100%
T-C Legacy Place Member LLC	T-C GA Real Estate Holdings LLC	100%
T-C Legend At Kierland LLC	Teachers REA, LLC	100%
T-C Lenox Park LLC	Teachers REA, LLC	100%
T-C Mass Court, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Montecito LLC	Teachers REA, LLC	100%
T-C Neuperlach Development S.a.r.l.	ND Europe S.a.r.l.	100%
T-C Newbury Common LLC	TCAM Core Property Fund Operating LP	100%
T-C Palatine LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Palomino Blue Ridge LLC	Teachers REA, LLC	100%
T-C Palomino Green River LLC	Teachers REA, LLC	100%
T-C Palomino Red Canyon LLC	Teachers REA, LLC	100%
T-C PEP Assets S.a.r.l.	T-C PEP Holdings S.a.r.l.	100%
T-C PEP Holdings S.a.r.l.	ND Europe S.a.r.l.	100%
T-C PEP Property S.a.r.l.	T-C PEP Holdings S.a.r.l.	100%
T-C Pepper Building GP LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Phoenician LLC	Teachers REA, LLC	100%
T-C Potomac Promenade LLC	TCAM Core Property Fund Operating LP	100%
TC Rancho Cucamonga LLC	Teachers REA, LLC	100%
T-C Regents Court LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Roosevelt Square LLC	TCAM Core Property Fund Operating LP	100%
T-C San Montego TX LLC	Teachers REA, LLC	100%
T-C Scripps Ranch LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100%
T-C Shoppes At Monarch Lakes LLC	Pennmuni-TIAA U.S. Real Estate Fund, LLC	100%
T-C SMA 2, LLC	Teachers Insurance and Annuity Association of America	100%
T-C SMA I, LLC	Teachers Insurance and Annuity Association of America	100%
T-C SMA III, LLC	Teachers Insurance and Annuity Association of America	100%
T-C SP, Inc.	Teachers REA, LLC	100%
T-C Sports Co., Inc.	Teachers Insurance and Annuity Association of America	100%
T-C State House On Congress Apartments LLC	TCAM Core Property Fund Operating LP	100%
T-C Stonecrest LLC	TCAM Core Property Fund Operating LP	100%
T-C The Caruth LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C The Colorado LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Tradition At Kierland LLC	Teachers REA, LLC	100%
T-C Trio Apartments LLC	TCAM Core Property Fund Operating LP	100%
T-C Valencia Town Center General Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%

Entity Name	Parent Name	Own%
T-C Valencia Town Center Limited Partner LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
T-C Wisconsin Place Member LLC	Teachers REA, LLC	100%
T-C Wisconsin Place Owner LLC	T-C Wisconsin Place Member LLC	100%
TCAM Core Property Fund GP LLC	TIAA-CREF Asset Management, Inc.	100%
TCAM Core Property Fund Operating GP LLC	TCAM Core Property Fund REIT LLC	100%
TCAM Core Property Fund Operating LP	TCAM Core Property Fund Operating GP LLC	0.10%
TCAM Core Property Fund Operating LP	TCAM Core Property Fund REIT LLC	99.90%
TCAM Core Property Fund REIT LLC	TIAA-CREF Asset Management Core Property Fund LP	99%
TCAM DOF GP LLC	TIAA-CREF LPHC, LLC	100%
TCGA Investor Fund GP LLC	TIAA-CREF Asset Management, Inc.	100%
TCPC Associates, LLC	485 Properties, LLC	100%
TCT Holdings, Inc.	Teachers Insurance and Annuity Association of America	100%
Teachers Advisors, Inc.	TIAA-CREF Asset Management, Inc.	100%
Teachers Belvidere Properties, LLC	Teachers REA, LLC	100%
Teachers Concourse, LLC	Teachers Insurance and Annuity Association of America	100%
Teachers Mayflower, LLC	Teachers Insurance and Annuity Association of America	100%
Teachers Personal Investors Services, Inc.	TIAA-CREF Asset Management, Inc.	100%
Teachers REA II, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
Teachers REA III, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	1%
Teachers REA III, LLC	Teachers REA, LLC	99%
Teachers REA, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
Teachers West, LLC	Teachers Insurance and Annuity Association of America	100%
Tellus Brasil Participaco S.A.	Terraviva Brasil Participacoes Ltda.	49%
Terra Land Company	Westchester Group Investment Management, Inc.	100%
Terraviva Brasil Participacoes Ltda.	Nova Gaia Brasil Participaco Ltda.	99.99%
Terraviva Brasil Participacoes Ltda.	TIAA-CREF Global Agriculture BR, LLC	0.01%
TIAA 485 Boca 54 LLC	485 Properties, LLC	100%
TIAA 485 Clarendon, LLC	485 Properties, LLC	100%
TIAA Canada Retail Business Trust	ND Properties, Inc.	100%
TIAA CMBS I, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Diamond Investor, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Florida Mall, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TIAA Franklin Square, LLC	T-C Franklin Square Venture LLC	50.1%
TIAA Gemini Office, LLC	485 Properties, LLC	100%
TIAA Global AG Holdco LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Global AG Special Member LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA Global Markets, Inc.	Teachers Insurance and Annuity Association of America	100%
TIAA Global Public Investments, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Infrastructure Investments, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Lakepointe, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Lux 11 S.a.r.l.	ND Europe S.a.r.l.	100%
TIAA Lux 5 S.a.r.l.	ND Properties, Inc.	100%
TIAA Lux 7 S.a.r.l.	ND Europe S.a.r.l.	100%
TIAA Lux 8 S.a.r.l.	ND Europe S.a.r.l.	100%
TIAA Lux 9 S.a.r.l.	ND Europe S.a.r.l.	100%
TIAA Miami International Mall, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TIAA Oil And Gas Investments, LLC	Teachers Insurance and Annuity Association of America	100%

Entity Name	Parent Name	Own%
TIAA Park Evanston, Inc.	Teachers Insurance and Annuity Association of America	100%
TIAA Realty, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA SF One, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Stafford-Harrison LLC	ND Properties, Inc.	100%
TIAA Super Regional Mall Member Sub LLC	Teachers Insurance and Annuity Association of America	100%
TIAA SynGas, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA The Reserve II Member, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA The Reserve II, LLC	TIAA The Reserve Member II, LLC	100%
TIAA Timberlands I, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Timberlands II, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA Union Place Phase I, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA West Town Mall, LLC	Teachers REA, LLC	100%
TIAA Wind Investments LLC	TIAA Oil And Gas Investments, LLC	100%
TIAA-CPPIB Commercial Mortgage Company REIT LLC	TIAA-CPPIB Commercial Mortgage Company, L.P.	99.99%
TIAA-CPPIB Commercial Mortgage Company, L.P.	T-C SMA III, LLC	1%
TIAA-CPPIB Commercial Mortgage Company, L.P.	Teachers Insurance and Annuity Association of America	50%
TIAA-CREF Alternatives Advisors, LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA-CREF Alternatives Services, LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA-CREF Asset Management Core Property Fund LP	ND Properties, Inc.	10.55%
TIAA-CREF Asset Management Core Property Fund LP	TCAM Core Property Fund GP LLC	0.00%
TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	TCAM DOF GP LLC	0.00%
TIAA-CREF Asset Management Distressed Opportunities Fund, L.P.	Teachers Insurance and Annuity Association of America	50.00%
TIAA-CREF Asset Management UK Limited	TIAA-CREF International Holdings LLC	100%
TIAA-CREF Asset Management, Inc.	Teachers Insurance and Annuity Association of America	100%
TIAA-CREF Global Agriculture BR, LLC	TIAA-CREF Global Agriculture LLC	100%
TIAA-CREF Global Agriculture Investor Fund, LP	TCGA Investor Fund GP LLC	0.00%
TIAA-CREF Global Agriculture LLC	TIAA Global AG Holdco LLC	41.71%
TIAA-CREF Global Agriculture LLC	TIAA-CREF Global Agriculture Investor Fund, LP	0.79%
TIAA-CREF Global Investments LLC	485 Properties, LLC	100%
TIAA-CREF Global Separate Real Estate Company LLC	Teachers REA, LLC	100%
TIAA-CREF Individual & Institutional Services, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA-CREF Insurance Agency, LLC	TIAA-CREF Life Insurance Company	100%
TIAA-CREF International Holdings LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA-CREF Investment Management, LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA-CREF Life Insurance Company	Teachers Insurance and Annuity Association of America	100%
TIAA-CREF LPHC, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA-CREF Luxembourg S.a.r.l.	TIAA-CREF International Holdings LLC	100%
TIAA-CREF Real Property Fund GP LLC	TIAA-CREF Asset Management, Inc.	100%
TIAA-CREF Real Property Fund LP	TIAA-CREF Lifecycle Funds	99.99%
TIAA-CREF Real Property Fund LP	TIAA-CREF Real Property Fund GP LLC	0.01%
TIAA-CREF Real Property Fund REIT LLC	TIAA-CREF Real Property Fund LP	99.99%
TIAA-CREF Redwood, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA-CREF Trust Company, FSB	TCT Holdings, Inc.	100%
TIAA-CREF Tuition Financing, Inc.	TIAA-CREF Asset Management, Inc.	100%
TIAA-Stonepeak Investments I, LLC	Teachers Insurance and Annuity Association of America	100%
TIAA-Stonepeak Investments II, LLC	Teachers Insurance and Annuity Association of America	100%
T-Investment Properties Corp.	485 Properties, LLC	100%
T-Land Corp.	485 Properties, LLC	100%
Topola Lasy Spolka	Renewable Timber Europe, LLC	99.99%
Topola Lasy Spolka	Renewable Timber Resources LLC	0.01%
T-Pointe, LLC	ND Properties, Inc.	100%
TREA 10 Schalks Crossing Road, LLC	Teachers REA, LLC	100%

Entity Name	Parent Name	Own%
TREA 1401 H, LLC	Teachers REA, LLC	100%
TREA Broadlands, LLC	Teachers REA, LLC	100%
TREA Florida Retail, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TREA GA Reserve, LLC	Teachers REA, LLC	100%
TREA Pacific Plaza, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TREA Retail Fund-K, LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TREA Retail Property Portfolio 2006 LLC	Teachers Insurance and Annuity Association of America for the benefit of its Separate Real Estate Account	100%
TREA Weston, LLC	Teachers REA, LLC	100%
TREA Wilshire Rodeo, LLC	Teachers REA, LLC	100%
W R C Properties, LLC	Teachers Insurance and Annuity Association of America	100%
Wellspring Properties, LLC	Global AG Properties USA LLC	100%
Westchester Group Asset Management, Inc.	Westchester Group Investment Management, Inc.	100%
Westchester Group Asset Management, Inc.	Westchester Group Investment Management, Inc.	100%
Westchester Group Farm Management, Inc.	Westchester Group Investment Management, Inc.	100%
Westchester Group Farm Management, Inc.	Westchester Group Investment Management, Inc.	100%
Westchester Group Investment Management Holding Company, Inc.	TIAA-CREF Asset Management, Inc.	100%
Westchester Group Investment Management Holding Company, Inc.	TIAA-CREF Asset Management, Inc.	100%
Westchester Group Investment Management, Inc.	Westchester Group Investment Management Holding Company, Inc.	85%
Westchester Group Investment Management, Inc.	Westchester Group Investment Management Holding Company, Inc.	85%
Westchester Group of Australia Pty Ltd	Westchester Group Investment Management, Inc.	100%
Westchester Group of Australia Pty Ltd	Westchester Group Investment Management, Inc.	100%
Westchester Group Real Estate, Inc.	Westchester Group Investment Management, Inc.	100%
Westchester Group Real Estate, Inc.	Westchester Group Investment Management, Inc.	100%

Additional entities, comprised of joint venture subsidiaries, are not individually listed herein. While they technically are controlled by TIAA by virtue of the grant of voting rights to TIAA upon creation of each subsidiary, TIAA does not actively control the day-to-day activities and instead defers to its partners.

Item 27. Number of Contractowners

As of February 28, 2013 there were 98,654 owners of the contracts.

Item 28. Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, TIAA Real Estate Account, TIAA-CREF Life Insurance Company Separate Account VA-1, TIAA-CREF Life Insurance Company Separate Accounts VLI-I and VLI-2, and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Kathie Andrade	Manager, President and Chief Executive Officer
Eric T. Jones	Manager
Brian Bohaty	Manager
Peter Case	Director of Operations
William Bair	Vice President and Chief Financial Officer
Carol Deckbar	Manager
Jorge Gutierrez	Treasurer
Peter Kennedy	Manager, Vice President and Chief Operating Officer
Matthew Kurzweil	Manager and Chairman
Samuel Turvey	Chief Compliance Officer
Marjorie Pierre-Merritt	Secretary
Yves Denize	Vice President and Chief Legal Officer

*	The principal business address is: TIAA-CREF Individual & Institutional Services, LLC, 730 Third Avenue, New York, NY 10017.

(c) Not Applicable.

Item 30. Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, PO Box 27128, New York, New York 10087-7128, Citistorage, 5 North 11th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, JP Morgan Chase Bank, N.A., 4 Chase Metrotech Center Brooklyn, New York 11245, and State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, MO 64105.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

(a) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

(b) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-4 promptly upon written or oral request.

Representations

Teachers Insurance and Annuity Association of America represents that the fees and charges deducted under the contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Teachers Insurance and Annuity Association of America.

TIAA represents that the No-Action Letters issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance Company are being relied upon, and that the terms of those No-Action positions have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the 24th day of April, 2013.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY
ASSOCIATION OF AMERICA (On behalf of
Registrant and itself)

By:	/s/ ROGER W. FERGUSON, JR.

Name:	Roger W. Ferguson, Jr.
Title:	President and Chief Executive Officer and Trustee

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on April 24, 2013 in the capacities indicated.

Signature	Title

/S/ ROGER W. FERGUSON, JR.	President and Chief Executive Officer and Trustee (Principal Executive Officer)
Roger W. Ferguson, Jr.

/s/ VIRGINIA M. WILSON	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
Virginia M. Wilson

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Jeffrey R. Brown	Sidney A Ribeau

*	*
Robert C. Clark	Dorothy K. Robinson

*	*
Lisa W. Hess	David L. Shedlarz

*
Edward M. Hundert M.D.

*	*
Lawrence H. Linden	Ronald L. Thompson

*	*
Maureen O’Hara	Marta Tienda

*	*
David. K. Peterson	Rosalie J. Wolf

*	Signed by Stewart P. Greene as attorney-in-fact pursuant to powers of attorney previously filed with the SEC, which are incorporated herein by reference.

/s/ STEWART P. GREENE
Stewart P. Greene
Attorney-in-fact

Exhibit Index

(8)	(T)	Amendment to Fund Participation and Service Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC

	(U)	Amendment to Fund Participation and Service Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds

	(V)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc. and Teachers Personal Investors Services, Inc.

	(W)	Third Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company

	(X)	Fifth Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company

	(Y)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America

	(Z)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A.

(9)		Opinion and consent of Jon Feigelson, Esquire

(10)	(A)	Consent of Sutherland Asbill & Brennan LLP

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm